As filed with the Securities and Exchange Commission on July 24, 2015

Securities Act of 1933 Registration No. 33-73404

Investment Company Act of 1940 Registration No. 811-08236

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.             [_]

Post-Effective Amendment No. 108     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 110 [X]

(Check appropriate box or boxes)

NORTHERN FUNDS

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-595-9111

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service: Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103-6996	with a copy to: Craig R. Carberry, Secretary The Northern Trust Company 50 South LaSalle Street, MB-09 Chicago, Illinois 60603

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

[_] immediately upon filing pursuant to paragraph (b)

[X] on July 31, 2015 pursuant to paragraph (b)

[  ] 60 days after filing pursuant to paragraph (a)(1)

[  ] On (date) pursuant to paragraph (a)(1)

[_] 75 days after filing pursuant to paragraph (a)(2)

[_] On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITY FUNDS

NORTHERN FUNDS PROSPECTUS

INCOME EQUITY FUND (NOIEX)

INTERNATIONAL EQUITY FUND (NOIGX)

LARGE CAP CORE FUND (NOLCX)

LARGE CAP EQUITY FUND (NOGEX)

LARGE CAP VALUE FUND (NOLVX)

SMALL CAP CORE FUND (NSGRX)

SMALL CAP VALUE FUND (NOSGX)

TECHNOLOGY FUND (NTCHX)

Prospectus dated July 31, 2015

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	EQUITY FUNDS

EQUITY FUNDS

3	FUND SUMMARIES

	3	INCOME EQUITY FUND

	6	INTERNATIONAL EQUITY FUND

	9	LARGE CAP CORE FUND

	12	LARGE CAP EQUITY FUND

	15	LARGE CAP VALUE FUND

	18	SMALL CAP CORE FUND

	21	SMALL CAP VALUE FUND

	24	TECHNOLOGY FUND

28	BROAD-BASED SECURITIES MARKET INDICES

29	INVESTMENT ADVISER

30	MANAGEMENT FEES

32	FUND MANAGEMENT

34	OTHER FUND SERVICES

35	PURCHASING AND SELLING SHARES

	35	PURCHASING SHARES

	35	OPENING AN ACCOUNT

	37	SELLING SHARES

39	ACCOUNT POLICIES AND OTHER INFORMATION

46	DIVIDENDS AND DISTRIBUTIONS

47	TAX CONSIDERATIONS

50	SECURITIES, TECHNIQUES AND RISKS

	50	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	55	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	65	DISCLAIMERS

66	FINANCIAL HIGHLIGHTS

76	FOR MORE INFORMATION

EQUITY FUNDS	2	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FUND SUMMARIES

INCOME EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income and long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.95%
Other Expenses	0.17%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.15%
Total Annual Fund Operating Expenses	1.12%
Expense Reimbursement(2)	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$344	$605	$1,352

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109.84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will, under normal circumstances, invest at least 80% of its net assets in income-producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Fund also may invest up to 20% of its net assets in a broad range of non-convertible fixed-income securities without limitation as to maturity. The Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.

Using a quantitative rank and supporting fundamental analysis, the Fund’s investment adviser buys and sells securities based on factors including, but not limited to a company’s:

■	Profitability;

■	Capital decisions;

■	Cash coverage; and

■	Dividend yield.

In determining capital appreciation potential, the Fund’s investment adviser uses a proprietary quantitative ranking that is designed to provide exposure to quality characteristics. Beginning with a broad universe of liquid securities, the Fund’s investment adviser applies the proprietary quality score to screen out low-quality securities. The Fund’s investment adviser then selects stocks from the remaining universe of securities giving exposure to securities ranking at the top in both quality and dividend yield. Final purchase decisions are made based on a fundamental review of these companies and on a desired level of diversification. The Fund’s investment adviser will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and

NORTHERN FUNDS PROSPECTUS	3	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND

unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

On July 31, 2014, the Fund changed its principal investment strategy from a fundamental actively managed strategy to a quantitative actively managed strategy. The performance shown prior to that date represents performance of the Fund’s prior fundamental actively managed strategy.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is (0.88)%. For the periods shown in the bar chart above, the highest quarterly return was 15.19% in the third quarter of 2009, and the lowest quarterly return was (18.35)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Income Equity Fund	4/1/94
Return before taxes		9.28%	12.33%	8.00%	8.81%
Return after taxes on distributions		2.07%	10.21%	6.32%	6.76%
Return after taxes on distributions and sale of Fund shares		10.77%	9.70%	6.29%	6.66%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		13.69%	15.45%	7.67%	9.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

EQUITY FUNDS	4	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INCOME EQUITY FUND

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Income Equity Fund. Jacob C. Weaver, CFA, Senior Vice President of Northern Trust Investments, Inc. and John Ferguson, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since June 2014. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	5	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	1.00%
Other Expenses	0.22%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.20%
Total Annual Fund Operating Expenses	1.22%
Expense Reimbursement(2)	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.06%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.06%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$371	$655	$1,463

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.02% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the Fund’s investment adviser buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the Fund’s investment adviser sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable characteristics, the Fund’s investment adviser uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Fund primarily invests in mature markets (such as Germany, Japan and the United Kingdom), it may also invest to a lesser extent in emerging markets (such as Brazil and China). The Fund, from time to time, may emphasize particular companies or market segments in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

EQUITY FUNDS	6	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 5.25%. For the periods shown in the bar chart above, the highest quarterly return was 23.54% in the second quarter of 2009, and the lowest quarterly return was (22.51)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
International Equity Fund	4/1/94
Return before taxes		(7.08)%	5.10%	4.57%	4.79%
Return after taxes on distributions		(7.76)%	4.76%	3.54%	3.53%
Return after taxes on distributions and sale of Fund shares		(3.16)%	4.13%	3.85%	3.66%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		(4.90)%	5.33%	4.43%	5.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

NORTHERN FUNDS PROSPECTUS	7	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the International Equity Fund. Douglas McEldowney, CFA, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since March 2011. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY FUNDS	8	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.44%
Other Expenses	0.37%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.35%
Total Annual Fund Operating Expenses	0.81%
Expense Reimbursement(2)	(0.19)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.62%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.60%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$240	$431	$984

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities in large capitalization U.S. companies, including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index. As of May 29, 2015, the market capitalization of the companies in the S&P 500 Index was between $3.3 billion and $758.8 billion. The size of companies in the S&P 500 Index changes with market conditions. In addition, changes to the composition of the S&P 500 Index can change the market capitalization range of companies in that index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Fund’s investment adviser’s criteria discussed below.

The Fund’s investment strategy attempts to create a portfolio with similar risk, style, capitalization and industry characteristics as the S&P 500 Index with the potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the S&P 500 Index. In managing the Fund, the Fund’s investment adviser attempts to achieve the Fund’s objective by overweighting those stocks that it believes will outperform the S&P 500 Index and underweighting (or excluding entirely) those stocks that it believes will underperform the S&P 500 Index. The Fund seeks to accomplish this goal by employing a strategy that uses statistics and advanced econometric methods to determine which fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality) are predictive of future stock performance. The characteristics are combined to create a proprietary multifactor quantitative stock selection model which generates stock specific forecasts that are used along with risk controls to determine security weightings. The investment management team’s approach, based primarily on applying quantitative methods to fundamental research (e.g., selecting stocks based on economic, financial, and market analysis), is applied within

NORTHERN FUNDS PROSPECTUS	9	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND

a risk constrained environment that is intended to increase return and result in a portfolio having characteristics similar to the S&P 500 Index. The team will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Standard & Poor’s® Rating Service does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Large Cap Core Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is (0.14)%. For the periods shown in the bar chart above, the highest quarterly return was 16.65% in the second quarter of 2009, and the lowest quarterly return was (23.19)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	Since Inception
Large Cap Core Fund	12/16/05
Return before taxes		13.84%	15.90%	7.42%
Return after taxes on distributions		13.41%	15.52%	6.88%
Return after taxes on distributions and sale of Fund shares		8.01%	12.80%	5.85%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		13.69%	15.45%	7.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Large Cap Core Fund. Mark C. Sodergren, Senior Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since July 31, 2011. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

EQUITY FUNDS	10	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP CORE FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	11	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.83%
Other Expenses	0.15%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.13%
Total Annual Fund Operating Expenses	0.98%
Expense Reimbursement(2)	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.86%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$300	$530	$1,190

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of May 29, 2015, the market capitalization of the companies in the S&P 500 Index was between $3.3 billion and $758.8 billion. The size of companies in the S&P 500 Index changes with market conditions. In addition, changes to the composition of the S&P 500 Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Fund’s investment adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the Fund’s investment adviser buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the Fund’s investment adviser sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable characteristics, the Fund’s investment adviser uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

EQUITY FUNDS	12	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP EQUITY FUND

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Standard & Poor’s® Ratings Services does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Large Cap Equity Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 3.52%. For the periods shown in the bar chart above, the highest quarterly return was 18.34% in the second quarter of 2009, and the lowest quarterly return was (19.86)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Equity Fund	4/1/94
Return before taxes		10.43%	14.01%	6.85%	8.12%
Return after taxes on distributions		10.14%	13.79%	6.17%	7.20%
Return after taxes on distributions and sale of Fund shares		6.05%	11.25%	5.44%	6.68%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		13.69%	15.45%	7.67%	9.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Large Cap Equity Fund. Thomas D. Wooden, CFA, Senior Vice President of Northern Trust Investments, Inc. and Christopher D. Shipley, Senior Vice President of Northern Trust Investments, Inc., have been managers of the Fund since July 2014 and March 2011, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

NORTHERN FUNDS PROSPECTUS	13	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP EQUITY FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY FUNDS	14	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.83%
Other Expenses	0.28%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.26%
Total Annual Fund Operating Expenses	1.11%
Expense Reimbursement(2)	(0.24)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.87%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$329	$588	$1,330

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125.47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Value Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of May 29, 2015, the market capitalization of the companies in the Russell 1000 Value Index was between approximately $264 million and $387.1 billion. The size of companies in the Russell 1000 Value Index changes with market conditions. In addition, changes to the composition of the Russell 1000 Value Index can change the market capitalization range of companies in the Russell 1000 Value Index. The Fund is not limited to the stocks included in the Russell 1000 Value Index and may invest in other stocks that meet the Fund’s investment adviser’s criteria discussed below.

In buying stocks, the Fund’s investment adviser uses a quantitatively managed strategy designed to provide exposure to value and quality factors. Beginning with a broad universe of liquid securities, the Fund’s investment adviser applies its value screen and proprietary quality score to eliminate low-quality securities. The Fund’s investment adviser then optimizes the remaining universe of securities for the appropriate capitalization and diversification goals, while giving exposure to securities ranking in the top quintiles of quality and value. The Fund’s investment adviser also performs a risk management analysis in which risk exposures are measured and managed at the security, sector, region and portfolio levels. Final purchase decisions are made based on a fundamental review of these companies and on a desired level of diversification. The Fund’s investment adviser will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

Frank Russell Company does not endorse any of the securities in the Russell 1000 Value Index. It is not a sponsor of the Large Cap Value Fund and is not affiliated with the Fund in any way.

NORTHERN FUNDS PROSPECTUS	15	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

On July 31, 2014, the Fund changed its principal investment strategy from a fundamental actively managed strategy to a quantitative actively managed strategy. The performance shown prior to that date represents performance of the Fund’s prior fundamental actively managed strategy.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.86%. For the periods shown in the bar chart above, the highest quarterly return was 17.55% in the second quarter of 2009, and the lowest quarterly return was (21.18)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Value Fund	8/03/00
Return before taxes		10.61%	12.02%	5.65%	6.36%
Return after taxes on distributions		9.94%	11.57%	4.79%	5.67%
Return after taxes on distributions and sale of Fund shares		6.55%	9.62%	4.57%	5.23%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		13.45%	15.42%	7.30%	7.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Large Cap Value Fund. Mark C. Sodergren, CFA, a Senior Vice President of Northern Trust Investments, Inc. and Sridhar Kancharla, CFA, a Vice President of Northern Trust Investments, Inc. have been managers of the Fund since June 2014 and July 2015, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

EQUITY FUNDS	16	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP VALUE FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	17	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.74%
Other Expenses	0.13%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.11%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.88%
Expense Reimbursement(4)	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.77%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.75%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$270	$477	$1,074

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of May 29, 2015, the market capitalization of the companies in the Russell 2000 Index was between approximately $15 million and $11.8 billion. The size of companies in the Russell 2000 Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Index can change the market capitalization range of companies in the Russell 2000 Index. The Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the criteria of the Fund’s investment adviser discussed below.

Using quantitative analysis (evaluation of financial data), the Fund’s investment adviser buys securities of small capitalization companies that it believes have favorable characteristics such as earnings quality and/or competitive returns on equity relative to their peers. The team may sell securities in order to maintain

EQUITY FUNDS	18	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

SMALL CAP CORE FUND

the desired portfolio characteristics of the Fund. In determining whether a company has favorable characteristics, the Fund’s investment adviser uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics and capital deployment;

■	Risk management analysis in which risk exposures are measured and managed at the security, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Small Cap Core Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

Effective February 17, 2010, the Fund’s investment strategy changed from an active small cap growth investment strategy to a quantitative small cap core investment style. The performance shown prior to that date represents performance of the Fund’s prior active small cap growth investment strategy.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 4.80%. For the periods shown in the bar chart above, the highest quarterly return was 18.82% in the second quarter of 2009, and the lowest quarterly return was (26.48)% in the fourth quarter of 2008.

NORTHERN FUNDS PROSPECTUS	19	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Small Cap Core Fund	9/30/99
Return before taxes		6.54%	16.22%	8.98%	7.43%
Return after taxes on distributions		5.22%	15.41%	8.60%	6.68%
Return after taxes on distributions and sale of Fund shares		4.58%	13.05%	7.34%	5.84%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		4.89%	15.55%	7.77%	8.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Core Fund. Robert H. Bergson, Senior Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since February 2010. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY FUNDS	20	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.95%
Other Expenses	0.27%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.25%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	1.23%
Expense Reimbursement(4)	(0.22)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	1.01%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$369	$655	$1,469

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Value Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of May 29, 2015, the market capitalization of the companies in the Russell 2000 Value Index was between approximately $15 million and $6.3 billion. The size of companies in the Russell 2000 Value Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Value Index can change the market capitalization range of companies in the Russell 2000 Value Index. The Fund is not limited to the stocks included in the Russell 2000 Value Index and may invest in other stocks that meet the Fund’s investment adviser’s criteria discussed below.

Using quantitative analysis (evaluation of financial data), the Fund’s investment adviser buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team normally will sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team also may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a stock is attractively priced, the Fund employs a strategy that

NORTHERN FUNDS PROSPECTUS	21	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP VALUE FUND

uses statistics and other methods to determine which fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality) are predictive of future stock performance. The characteristics are combined to create a proprietary multi-factor quantitative stock selection model that generates stock specific forecasts that are used along with risk controls to determine security weightings.

The Fund, from time to time, may emphasize particular companies or market segments, such as financial services, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Frank Russell Company does not endorse any of the securities in the Russell 2000 Value Index. It is not a sponsor of the Small Cap Value Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 1.70%. For the periods shown in the bar chart above, the highest quarterly return was 21.10% in the third quarter of 2009, and the lowest quarterly return was (21.80)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Small Cap Value Fund	4/1/94
Return before taxes		7.07%	15.54%	8.22%	10.48%
Return after taxes on distributions		5.77%	14.63%	7.25%	9.00%
Return after taxes on distributions and sale of Fund shares		5.05%	12.50%	6.59%	8.46%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		4.22%	14.26%	6.89%	10.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown

EQUITY FUNDS	22	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

SMALL CAP VALUE FUND

are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Value Fund. Robert H. Bergson, Senior Vice President of Northern Trust Investments, Inc., has managed the Fund since July 2001. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	23	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing principally in equity securities and securities of companies that develop, produce or distribute products and services related to technology.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	1.10%
Other Expenses	0.29%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.27%
Total Annual Fund Operating Expenses	1.39%
Expense Reimbursement(2)	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.26%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.25%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$427	$748	$1,657

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Fund’s investment adviser will consider whether a company is classified as such in the GICS Information Technology Sector or is listed in the NYSE Arca Tech 100SM Index or other similar technology indices. Companies engaged in businesses related to the following products and services also are considered by the Fund’s investment adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics; electronic media; internet; biotechnology; health care and health care equipment; aerospace and defense; financial administration; television and video equipment and services; satellite technology and equipment; semiconductors; and alternative energy.

The Fund may invest more than 25% of its total assets in technology companies that develop or sell computer hardware or software and peripheral products, including computer components. The Fund may invest in technology companies without regard to their size.

Using fundamental research and quantitative analysis, the Fund’s investment adviser buys stocks of technology companies that it believes have the potential to appreciate in value over the next one- to three-year period. Similarly, the Fund’s investment adviser sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities to maintain the desired portfolio composition of or diversification within the Fund.

The Fund’s investment adviser selects investments based on factors including, but not limited to a company’s prospects relating to:

■	Sustainability of earnings growth;

EQUITY FUNDS	24	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

TECHNOLOGY FUND

■	Competitive leadership of its products or market niches;

■	Management depth, transparency and credibility; and

■	Valuation on an absolute basis as well as compared to securities of other technology-related companies and the stock’s own historical norms.

The Fund may make significant investments in initial public offerings (“IPOs”).

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

COMPUTER SECTOR RISK is the risk that the Fund may be adversely affected by its investments in companies in the computer and related industries (including software and computer services). These companies can be significantly affected by competitive pressure. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence. An increasing number of companies and new product offerings also can lead to slower selling cycles.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 4.83%. For the periods shown in the bar chart above, the highest quarterly return was 19.40% in the first quarter of 2012, and the lowest quarterly return was (23.74)% in the fourth quarter of 2008.

NORTHERN FUNDS PROSPECTUS	25	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Technology Fund	4/1/96
Return before taxes		16.05%	14.13%	6.88%	8.89%
Return after taxes on distributions		16.05%	14.13%	6.88%	7.78%
Return after taxes on distributions and sale of Fund shares		9.09%	11.38%	5.57%	7.28%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		13.69%	15.45%	7.67%	8.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Technology Fund. Deborah L. Koch, Senior Vice President of Northern Trust Investments, Inc., and Sandeep Soorya, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since July 2004 and November 2013, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

EQUITY FUNDS	26	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

TECHNOLOGY FUND

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	27	EQUITY FUNDS

EQUITY FUNDS

BROAD-BASED SECURITIES MARKET INDICES

THE MSCI EAFE® INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

THE NYSE ARCA TECH 100SM INDEX is a price-weighted index comprised of 100 stocks and American Depositary Receipts of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their business.

THE RUSSELL 1000® INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization, which represents approximately 92% of the U.S. market as of May 29, 2015. As of May 29, 2015, the market capitalization of the companies in the Russell 1000 Index was between approximately $264 million and $785.5 billion.

THE RUSSELL 1000® VALUE INDEX is an unmanaged index measuring the performance of those companies included in the Russell 1000 Index having lower price-to-book ratios and forecasted growth values.

THE RUSSELL 2000® INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000 Index as of May 29, 2015.

THE RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of May 29, 2015, the approximate market capitalization range of the companies included in the Russell 2000 Value Index was between approximately $15 million and $6.3 billion.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 29, 2015.

THE S&P 500® INDEX is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

EQUITY FUNDS	28	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INVESTMENT ADVISER

This Prospectus describes eight equity funds (each a “Fund,” collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

NORTHERN FUNDS PROSPECTUS	29	EQUITY FUNDS

EQUITY FUNDS

MANAGEMENT FEES

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first two tables below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the last two tables below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund. The first two tables also reflect the advisory fees and management fees paid by each of the Funds for the fiscal year ended March 31, 2015 (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interests of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Management Agreement will be available in the Funds’ semi-annual report to shareholders for the six-month period ending September 30, 2015.

Fund	Contractual Management Fee Rate Effective 6/30/14	Advisory/ Management Fees Paid for Fiscal Year Ended 3/31/15
LARGE CAP CORE	0.44%	0.43%
SMALL CAP CORE	0.74%	0.76%
SMALL CAP VALUE	0.95%	0.93%

	Contractual Management Fee Rate Effective 6/30/14			Advisory/ Management Fees Paid for Fiscal Year Ended 3/31/15
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
INCOME EQUITY	0.95%	0.922%	0.894%	0.92%
INTERNATIONAL EQUITY	1.00%	0.97%	0.941%	0.97%
LARGE CAP EQUITY	0.83%	0.805%	0.781%	0.81%
LARGE CAP VALUE	0.83%	0.805%	0.781%	0.83%
TECHNOLOGY	1.10%	1.067%	1.035%	1.08%

Fund	Contractual Advisory Fee Rate Prior to 6/30/14
LARGE CAP CORE	0.30%
SMALL CAP CORE	0.85%
SMALL CAP VALUE	0.85%

EQUITY FUNDS	30	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

	Contractual Advisory Fee Rate Prior to 6/30/14
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
INCOME EQUITY	0.85%	0.80%	0.77%
INTERNATIONAL EQUITY	0.90%	0.85%	0.81%
LARGE CAP EQUITY	0.75%	0.71%	0.68%
LARGE CAP VALUE	0.85%	0.80%	0.77%
TECHNOLOGY	1.00%	0.94%	0.90%

NORTHERN FUNDS PROSPECTUS	31	EQUITY FUNDS

EQUITY FUNDS

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.

The managers for the Income Equity Fund are Jacob C. Weaver, CFA, Senior Vice President of Northern Trust Investments, Inc., and John Ferguson, Vice President of Northern Trust Investments, Inc. Messrs. Weaver and Ferguson have been co-managers of the Fund since June 2014. Mr. Weaver joined Northern Trust Investments, Inc. in 1998 and is a senior portfolio manager and team leader on the active equity team and responsible for the implementation of several quantitative equity strategies specializing in tax-advantaged equity and quality dividend focused strategies. Mr. Ferguson joined Northern Trust Investments, Inc. in 2009 and is a senior portfolio manager on the active equity team and focuses on the implementation of value-added strategies.

The manager for the International Equity Fund is Douglas McEldowney, CFA, Senior Vice President of Northern Trust Investments, Inc. Mr. McEldowney has been manager since March 2011. Mr. McEldowney joined Northern Trust Investments, Inc. in 2006 and has managed various equity and fixed-income portfolios. From 2003 to 2006, Mr. McEldowney served as a portfolio manager at Franklin Templeton.

The manager for the Large Cap Core Fund is Mark C. Sodergren, CFA, Senior Vice President of Northern Trust Investments, Inc. Mr. Sodergren has been manager since July 31, 2011. Mr. Sodergren joined Northern Trust Investments, Inc. in 2007 and is the head of the quantitative equity portfolio management team and responsible for research and implementation of several quantitative equity strategies. Prior to this, Mr. Sodergren was a portfolio manager at Barclays Global Investors focused on active US large cap strategies. Mr. Sodergren is also the portfolio manager of the Large Cap Value Fund.

The managers for the Large Cap Equity Fund are Thomas D. Wooden, CFA, Senior Vice President of Northern Trust Investments, Inc. and Christopher D. Shipley, Senior Vice President of Northern Trust Investments, Inc. Mr. Wooden and Mr. Shipley have had such responsibility since July 2014 and March 2011, respectively. Since joining Northern Trust Investments, Inc. in 2014, Mr. Wooden has been the lead portfolio manager for the Large Cap Core portfolio. Prior to joining Northern Trust, Mr. Wooden was a portfolio manager at Wells Capital Management, LLC, where he managed core equities strategies. Since joining Northern Trust Investments, Inc. in April 2000, Mr. Shipley was an equity analyst until December 2010, when he became the director of equity research.

The managers for the Large Cap Value Fund are Mark C. Sodergren, CFA, a Senior Vice President of Northern Trust Investments, Inc. and Sridhar Kancharla, CFA, a Vice President of Northern Trust Investments, Inc. Mr. Sodergren joined Northern Trust Investments, Inc. in 2007 and is the head of the quantitative equity portfolio management team and responsible for research and implementation of several quantitative equity strategies. He has managed the Fund since June 2014. Mr. Sodergren is also the portfolio manager of the Large Cap Core Fund. Mr. Kancharla joined Northern Trust Investments, Inc. in 2007 and is a senior portfolio manager and researcher in the quantitative active equity team. He is responsible for research and implementation of several large/small cap quantitative equity strategies. Mr. Kancharla has been a manager of the Fund since July 2015.

The manager for the Small Cap Core Fund is Robert H. Bergson, Senior Vice President of Northern Trust Investments, Inc. Mr. Bergson has had such responsibility since February 2010. Mr. Bergson joined Northern Trust Investments, Inc. in 1997 and has managed various equity portfolios. Mr. Bergson is also a portfolio manager for Small Cap Value Fund.

The manager for the Small Cap Value Fund is Robert H. Bergson, Senior Vice President of Northern Trust Investments, Inc. Mr. Bergson has been manager since July 2001. Mr. Bergson joined Northern Trust Investments, Inc. in 1997 and has managed various equity portfolios. He is also a portfolio manager of the Small Cap Core Fund.

The managers for the Technology Fund are Deborah L. Koch, Senior Vice President of Northern Trust Investments, Inc. and Sandeep Soorya, Vice President of Northern Trust Investments, Inc. Ms. Koch has been manager since July 2004 and Mr. Soorya since November 2013. Since joining Northern Trust Investments, Inc. in 2003, Ms. Koch has managed various equity portfolios. Mr. Soorya joined Northern Trust Investments, Inc. in 2011 and is a Senior Equity Analyst. From 2006 to 2011, Mr. Soorya was a senior analyst at J. Goldman & Co. where he was also responsible for portfolio management of a healthcare dedicated portion of a fund.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).

LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

EQUITY FUNDS	32	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The defendants filed motions to dismiss, some of which have been granted by the District Court but have been appealed by the plaintiffs, and some of which have yet to be ruled on by the District Court.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

NORTHERN FUNDS PROSPECTUS	33	EQUITY FUNDS

EQUITY FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees and TNTC’s fees do not represent additional expenses to the Funds.

TNTC, as Transfer Agent, is entitled to transfer agent fees of 0.015% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

Pursuant to the same exemptive order, each Fund invests its uninvested cash in a money market fund advised by one or more of the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. Currently, the uninvested cash of the Funds is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of management, transfer agent and custody fees payable to the Investment Adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35%. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

EQUITY FUNDS	34	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fit your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including additional equity funds, and asset allocation, equity index, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 44.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call  800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 44 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

■	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 43.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

– Enclose your check with the investment slip portion of the confirmation of your previous investment; or

– Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

NORTHERN FUNDS PROSPECTUS	35	EQUITY FUNDS

EQUITY FUNDS

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER

INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

EQUITY FUNDS	36	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 44 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

■	The proceeds are to be sent elsewhere than the address of record, or

■	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined on page 38 under “Selling Shares—By Internet.”

NORTHERN FUNDS PROSPECTUS	37	EQUITY FUNDS

EQUITY FUNDS

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport.

For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH

NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

■

Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the International Equity Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

EQUITY FUNDS	38	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 43.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

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You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Funds from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

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The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 43.

■

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a

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Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days, following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The International Equity Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

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Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

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Redemptions where the shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts;

■	Redemptions initiated by the Fund; and

■	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, the Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is

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directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

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If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

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Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

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You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 43.

EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Funds that invest in issuers located in emerging markets. Securities of emerging market issuers tend to be less liquid than issuers located in developed markets, and Funds that invest principally in issuers located in emerging markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during

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a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Fund.

In addition, the International Equity Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 40. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the

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risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 36 or 38 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency

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situation or unusual event, please call 800-595-9111 or visit www.northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of calendar quarter-end will be available on the Trust’s web site at www.northernfunds.com no earlier than ten (10) calendar days after the end of the period. The Funds will also publish their top ten holdings on their web site, current as of month-end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

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A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
INCOME EQUITY	Monthly	Annually
INTERNATIONAL EQUITY	Annually	Annually
LARGE CAP CORE	Quarterly	Annually
LARGE CAP EQUITY	Quarterly	Annually
LARGE CAP VALUE	Annually	Annually
SMALL CAP CORE	Annually	Annually
SMALL CAP VALUE	Annually	Annually
TECHNOLOGY	Annually	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from real estate investment trusts (“REITs”) that are unrecaptured Section 1250 gains are subject to a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rate to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. Some of the Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. It is anticipated that the International Equity Fund may be eligible to make this election. If this Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. The Funds that are not

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eligible or choose not to make this election will be entitled to deduct such taxes in computing the amounts they are required to distribute.

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Funds are required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by a Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

For taxable years of a Fund beginning before January 1, 2015, dividends reported as short-term capital gain dividends or interest related dividends are not subject to U.S. withholding tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Distributions to foreign shareholders attributable to U.S. real estate gains received from the sale of U.S. real property interests and real estate gains from REITs will be subject to U.S. withholding tax at rates up to 35%.

In addition, the Funds are required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

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All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to a Fund’s investment objective. Any changes to a Fund’s investment objective may result in a Fund having an investment objective different from the investment objective that the shareholder considered appropriate at the time of investment in the Fund.

CYBER SECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their investment adviser, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in a Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. Each of the Funds invests primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded

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primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The International Equity Fund intends to invest a substantial portion of its total assets in foreign securities. Under normal circumstances, the International Equity Fund will invest significantly (at least 40%) in companies that are located, headquartered, incorporated or otherwise organized outside of the United States. The International Equity Fund expects its foreign investments to be allocated among companies that are diversified among various regions, countries including the U.S. (but no less than three different countries other than the United States), industries and capitalization ranges. Although they invest primarily in the securities of U.S. issuers, the Income Equity, Large Cap Equity, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. Although it invests primarily in the securities of U.S. issuers, the Large Cap Core Fund is permitted to invest in foreign securities including ADRs, EDRs and GDRs. The Large Cap Core Fund’s direct investments in non-U.S. dollar denominated securities traded outside the United States are not expected to exceed 20% of the Fund’s net assets. These Funds also may invest in foreign time deposits and other short-term instruments.

The International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to, Japan, the United Kingdom, France, Germany and Switzerland. Additionally, the International Equity Fund may invest up to 25% of its total assets in emerging markets.

GENERAL. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

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While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

A Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

The Funds may operate in euros and/or hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which a Fund has invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading

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volume or holdings of the Fund, the investment adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by a Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

A Fund’s ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of a Fund’s currency exposure in these countries may not be covered.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging markets.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio,” and together the “Portfolios”) and to lend money to other funds in the Trust, for temporary or emergency purposes. Northern Trust Investments, Inc. is the Investment Adviser to the Funds and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives or provides an equal or lower interest rate than is available from a bank for a comparable transaction; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan

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under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one fund shall not exceed 5% of the Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LARGE SHAREHOLDER PURCHASE AND REDEMPTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

PORTFOLIO TURNOVER. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments.

Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE TECHNOLOGY FUND. The Technology Fund’s concentration in technology securities presents special risk considerations.

INVESTMENT STRATEGY. The Technology Fund invests principally in companies that develop, produce or distribute products and services related to advances in technology.

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SPECIAL RISKS. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund’s concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. You should, therefore, expect that the NAV of the Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

In addition, the Fund’s investments may be concentrated in companies that develop or sell computer hardware or software and peripheral products, including computer components, which present additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase these and other types of asset-backed securities. The Funds also may invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage or other asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults.

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CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Funds invest.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Funds may each acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities held by a Fund.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security

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may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Funds may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including CMOs) and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities (other than the Income Equity Fund which may invest to a greater extent in derivatives) including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. A Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially

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unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Funds also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the Investment Adviser, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of

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the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. The Funds may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may

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enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Funds may invest include other funds for which the Investment Adviser or any of its affiliates serve as investment adviser.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by the Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Funds may invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the next section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Funds generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

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LENDING OF SECURITIES. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The Funds may invest up to 15% (100% in the case of the Income Equity Fund) of their total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the Investment Adviser determines that such securities are desirable in light of the Funds’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A

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Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. Each Fund may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” on page 50). The Funds intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may make short sales against-the-box.

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EQUITY FUNDS

SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities

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EQUITY FUNDS

and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in warrants and similar rights. A Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

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EQUITY FUNDS

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

DISCLAIMERS

The Large Cap Core, Large Cap Equity and Technology Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® Ratings Services (“S&P”), nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

The Large Cap Value, Small Cap Core and Small Cap Value Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”), nor does Russell guarantee the accuracy and/or completeness of the Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein.

“Archipelago®”, “NYSE ArcaSM” and “NYSE Arca Tech 100” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Northern Trust. Neither NYSE Group, Inc. nor Archipelago Holdings, Inc. makes any recommendation concerning the advisability of investing in the Technology Fund.

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EQUITY FUNDS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS.

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

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EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$15.82	$14.52	$12.99	$13.01	$11.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.30	0.22	0.22	0.26
Net realized and unrealized gains	1.02	1.80	1.57	0.02	1.86
Total from Investment Operations	1.39	2.10	1.79	0.24	2.12
LESS DISTRIBUTIONS PAID:
From net investment income	(0.56)	(0.24)	(0.26)	(0.26)	(0.25)
From net realized gains	(3.91)	(0.56)	—	—	—
Total Distributions Paid	(4.47)	(0.80)	(0.26)	(0.26)	(0.25)
Net Asset Value, End of Year	$12.74	$15.82	$14.52	$12.99	$13.01
Total Return(1)	9.40%	14.72%	14.04%	2.03%	19.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$331,857	$390,616	$360,423	$386,957	$385,609
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	0.99%	0.99%
Expenses, before reimbursements and credits	1.16%	1.25%	1.23%	1.21%	1.23%
Net investment income, net of reimbursements and credits(2)	2.22%	1.96%	1.85%	1.81%	2.17%
Net investment income, before reimbursements and credits	2.06%	1.71%	1.62%	1.59%	1.93%
Portfolio Turnover Rate	109.84%	14.34%	11.27%	22.25%	18.67%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $2,000, $7,000 and $9,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014 and 2013, respectively, and approximately $22,000 and $17,000, which represent 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

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EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.05	$8.53	$7.95	$8.65	$7.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.31	0.14	0.14	0.10
Net realized and unrealized gains (losses)	(0.51)	1.39	0.58	(0.71)	0.75
Total from Investment Operations	(0.31)	1.70	0.72	(0.57)	0.85
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.35)	(0.15)	(0.14)	(0.13)	(0.12)
From net realized gains	—	(0.03)	—	—	—
Total Distributions Paid	(0.35)	(0.18)	(0.14)	(0.13)	(0.12)
Net Asset Value, End of Year	$9.39	$10.05	$8.53	$7.95	$8.65
Total Return(2)	(2.91)%	19.96%	9.09%	(6.39)%	10.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$211,645	$253,233	$259,920	$248,961	$330,550
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.09%	1.06%	1.06%	1.21%	1.25%
Expenses, before reimbursements and credits	1.26%	1.32%	1.37%	1.41%	1.40%
Net investment income, net of reimbursements and credits(3)	2.02%	3.00%	1.88%	1.61%	1.18%
Net investment income, before reimbursements and credits	1.85%	2.74%	1.57%	1.41%	1.03%
Portfolio Turnover Rate	13.02%	16.09%	27.40%	37.68%	40.87%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, $3,000, $3,000 and $6,000 which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

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EQUITY FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP CORE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$14.11	$11.43	$10.17	$9.43	$8.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.20	0.21	0.15	0.12
Net realized and unrealized gains	1.30	2.68	1.27	0.74	1.06
Total from Investment Operations	1.51	2.88	1.48	0.89	1.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)	(0.20)	(0.22)	(0.15)	(0.13)
Total Distributions Paid	(0.20)	(0.20)	(0.22)	(0.15)	(0.13)
Net Asset Value, End of Year	$15.42	$14.11	$11.43	$10.17	$9.43
Total Return(1)	10.81%	25.31%	14.76%	9.64%	14.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$169,711	$25,553	$12,564	$13,520	$14,349
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.62%	0.62%	0.62%	0.60%	0.59%
Expenses, before reimbursements and credits	0.83%	1.47%	1.98%	1.72%	1.26%
Net investment income, net of reimbursements and credits(2)	1.57%	1.69%	2.05%	1.64%	1.48%
Net investment income, before reimbursements and credits	1.36%	0.84%	0.69%	0.52%	0.81%
Portfolio Turnover Rate	41.81%	95.11%	85.90%	91.87%	100.72%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, and approximately $1,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

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EQUITY FUNDS

FINANCIAL HIGHLIGHTS

LARGE CAP EQUITY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$20.07	$16.74	$15.34	$14.35	$12.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.19	0.19	0.13	0.07
Net realized and unrealized gains	2.21	3.33	1.40	0.98	1.73
Total from Investment Operations	2.41	3.52	1.59	1.11	1.80
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)	(0.19)	(0.19)	(0.12)	(0.08)
From net realized gains	—	— (1)	—	—	—
Total Distributions Paid	(0.20)	(0.19)	(0.19)	(0.12)	(0.08)
Net Asset Value, End of Year	$22.28	$20.07	$16.74	$15.34	$14.35
Total Return(2)	12.02%	21.17%	10.49%	7.86%	14.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$145,459	$146,840	$149,141	$141,286	$156,298
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.86%	0.85%	0.85%	0.96%	1.00%
Expenses, before reimbursements and credits	1.02%	1.13%	1.19%	1.22%	1.25%
Net investment income, net of reimbursements and credits(3)	0.90%	1.02%	1.24%	0.91%	0.55%
Net investment income, before reimbursements and credits	0.74%	0.74%	0.90%	0.65%	0.30%
Portfolio Turnover Rate	20.17%	32.52%	68.24%	63.65%	47.83%

(1)	Per share amounts were less than $0.01 per share.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, respectively, and approximately $3,000, $1,000 and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

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EQUITY FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$13.00	$10.84	$9.88	$10.20	$9.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.38	0.25	0.19	0.15
Net realized and unrealized gains (losses)	1.12	2.03	0.99	(0.37)	0.86
Total from Investment Operations	1.35	2.41	1.24	(0.18)	1.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.25)	(0.28)	(0.14)	(0.18)
Total Distributions Paid	(0.36)	(0.25)	(0.28)	(0.14)	(0.18)
Net Asset Value, End of Year	$13.99	$13.00	$10.84	$9.88	$10.20
Total Return(1)	10.39%	22.30%	12.82%	(1.50)%	10.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$104,545	$108,899	$107,774	$126,809	$191,223
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.86%	0.85%	0.85%	1.05%	1.10%
Expenses, before reimbursements and credits	1.18%	1.32%	1.35%	1.27%	1.23%
Net investment income, net of reimbursements and credits(2)	1.47%	2.87%	2.18%	1.66%	1.36%
Net investment income, before reimbursements and credits	1.15%	2.40%	1.68%	1.44%	1.23%
Portfolio Turnover Rate	125.47%	23.90%	22.91%	49.82%	65.38%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, $3,000, $3,000, and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively, and approximately $11,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	71	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

SMALL CAP CORE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$21.19	$18.39	$15.87	$15.80	$12.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.10	0.17	0.06	0.01
Net realized and unrealized gains	2.00	4.41	2.59	0.05	3.41
Total from Investment Operations	2.12	4.51	2.76	0.11	3.42
LESS DISTRIBUTIONS PAID:
From net investment income	(0.11)	(0.07)	(0.21)	(0.04)	—
From net realized gains	(0.94)	(1.64)	(0.03)	—	—
Total Distributions Paid	(1.05)	(1.71)	(0.24)	(0.04)	—
Net Asset Value, End of Year	$22.26	$21.19	$18.39	$15.87	$15.80
Total Return(1)	10.33%	24.95%	17.57%	0.71%	27.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$279,689	$189,239	$212,559	$196,260	$180,602
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.75%	0.75%	0.75%	0.93%	0.98%
Expenses, before reimbursements and credits	0.96%	1.22%	1.23%	1.20%	1.39%
Net investment income, net of reimbursements and credits(2)	0.67%	0.46%	1.03%	0.41%	0.22%
Net investment income (loss), before reimbursements and credits	0.46%	(0.01)%	0.55%	0.14%	(0.19)%
Portfolio Turnover Rate	12.84%	6.24%	12.23%	12.33%	13.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $2,000, $4,000, $9,000 and $6,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012 respectively, and approximately $12,000, which represent 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

EQUITY FUNDS	72	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$21.13	$18.43	$16.57	$16.20	$13.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.17	0.24	0.14	0.10
Net realized and unrealized gains	1.40	4.09	2.26	0.35	2.87
Total from Investment Operations	1.60	4.26	2.50	0.49	2.97
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)	(0.16)	(0.23)	(0.10)	(0.10)
From net realized gains	(0.93)	(1.40)	(0.41)	(0.02)	—
Total Distributions Paid	(1.12)	(1.56)	(0.64)	(0.12)	(0.10)
Net Asset Value, End of Year	$21.61	$21.13	$18.43	$16.57	$16.20
Total Return(1)	7.80%	23.48%	15.60%	3.16%	22.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,007,717	$2,641,432	$2,076,853	$1,779,025	$1,732,969
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	0.99%
Expenses, before reimbursements and credits	1.26%	1.40%	1.36%	1.37%	1.36%
Net investment income, net of reimbursements and credits(2)	0.97%	0.85%	1.45%	0.89%	0.70%
Net investment income, before reimbursements and credits	0.71%	0.45%	1.09%	0.52%	0.33%
Portfolio Turnover Rate	16.22%	20.70%	26.09%	20.67%	17.94%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $25,000, $72,000, $81,000 and $44,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012 respectively, and approximately $111,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	73	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$20.53	$17.06	$17.11	$15.62	$12.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)	(0.12)	(0.12)	(0.11)	(0.07)
Net realized and unrealized gains	3.28	3.59	0.07	1.60	3.55
Total from Investment Operations	3.19	3.47	(0.05)	1.49	3.48
Net Asset Value, End of Year	$23.72	$20.53	$17.06	$17.11	$15.62
Total Return(1)	15.54%	20.34%	(0.29)%	9.54%	28.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$84,140	$81,693	$79,554	$102,200	$94,851
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.26%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.43%	1.52%	1.53%	1.47%	1.48%
Net investment loss, net of reimbursements and credits(2)	(0.37)%	(0.59)%	(0.61)%	(0.76)%	(0.53)%
Net investment loss, before reimbursements and credits	(0.54)%	(0.86)%	(0.89)%	(0.98)%	(0.76)%
Portfolio Turnover Rate	40.39%	35.24%	42.66%	57.57%	114.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment loss ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015 and approximately $1,000, $2,000, $1,000 and $3,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

EQUITY FUNDS	74	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS PROSPECTUS	75	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s web site at www.sec.gov (text-only).

■	Northern Funds’ web site at www.northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

EQUITY FUNDS	76	NORTHERN FUNDS PROSPECTUS	EQTY PRO (7/15)

GLOBAL TACTICAL ASSET ALLOCATION FUND

NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND (BBALX)

Prospectus dated July 31, 2015

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

3	FUND SUMMARY

	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

8	BROAD-BASED SECURITIES MARKET INDICES

9	INVESTMENT ADVISER

10	MANAGEMENT FEES (ASSET ALLOCATION FEES)

11	FUND MANAGEMENT

12	OTHER FUND SERVICES

13	PURCHASING AND SELLING SHARES

	13	PURCHASING SHARES

	13	OPENING AN ACCOUNT

	14	SELLING SHARES

17	ACCOUNT POLICIES AND OTHER INFORMATION

23	DIVIDENDS AND DISTRIBUTIONS

24	TAX CONSIDERATIONS

27	SECURITIES, TECHNIQUES AND RISKS

	27	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	36	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	43	DISCLAIMERS

44	FINANCIAL HIGHLIGHTS

48	FOR MORE INFORMATION

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND SUMMARY

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.23%
Other Expenses	0.25%
Transfer Agency Fees	0.02%
Other Operating Expenses	0.23%
Acquired Fund Fees and Expenses(2)	0.37%
Total Annual Fund Operating Expenses(3)	0.85%
Expense Reimbursement(4)	(0.22)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.63%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratio of average net assets to (1) expenses, before waivers, reimbursements and credits and (2) expenses, net of waivers, reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$249	$450	$1,029

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together, with affiliated underlying funds and ETFs, the “Underlying Funds”), and other securities and investments not issued by mutual funds.

The Fund will be diversified among a number of asset classes, and its allocation will be based on an asset allocation framework developed by the Investment Policy Committee of The Northern Trust Company (“TNTC”) and NTI (TNTC and NTI are collectively referred to herein as “Northern Trust”). The Fund intends to invest indirectly, through Underlying Funds, in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the Fund invests include but are not limited to small-, mid- and large-capitalization common stocks; real estate securities; commodity-related securities; securities of foreign issuers, including emerging markets; and fixed- income securities, including high yield securities and money market instruments. The Fund also may invest directly in equity and

NORTHERN FUNDS PROSPECTUS	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND SUMMARY

fixed-income securities and money market instruments. In addition, the Fund also may invest directly in derivatives, including but not limited to forward currency exchange contracts, futures contracts and options on futures contracts, for hedging purposes.

Under normal market conditions, the Fund will invest significantly in funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the United States as represented in either the MSCI EAFE® Index, MSCI Emerging Markets® Index or other diversified foreign indices.

The Fund expects its foreign investments to be allocated among funds that are diversified among various regions, countries, including the United States (but in no less than three different countries), industries and capitalization ranges. The Fund may invest in funds that invest in equity and debt of issuers in both developed and emerging markets.

Northern Trust’s Investment Policy Committee is responsible for developing tactical asset allocation recommendations with respect to the Fund using the asset allocation framework and incorporating various criteria, including, for example, economic factors such as gross domestic product and inflation; fixed-income market factors such as sovereign yields, credit spreads and currency trends; and equity market factors such as domestic and foreign operating earnings and valuation levels. NTI monitors the Fund daily to ensure it is invested pursuant to the current asset allocation framework. NTI reviews the asset allocation framework and recommended allocations at least monthly, or more frequently as needed, to consider adjusting the allocations based on its evolving investment views amid changing market and economic conditions. There is no limit in the number of Underlying Funds in which the Fund may invest. The Fund is not required to maintain any minimum or maximum investment in any asset class, and the Fund may at times invest more than 25% of its assets in one Underlying Fund or asset class.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI EAFE Index or MSCI Emerging Markets Index. It is not a sponsor of the Global Tactical Asset Allocation Fund and is not associated with the Fund in any way.

PRINCIPAL RISKS

AFFILIATED PERSON RISK is the risk that the Fund’s investment adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests.

ASSET ALLOCATION RISK is the risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one Underlying Fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

COMMODITY-RELATED SECURITIES RISK is the risk that investing in commodity-related securities investments may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

COUNTERPARTY RISK is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

DERIVATIVES RISK is the risk that derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Derivatives are also subject to liquidity and mispricing risks. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. Derivatives are also subject to counterparty risk.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND SUMMARY

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

EXPENSES RISK is the risk that the Fund’s expense structure may result in lower investment returns. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

MARKET RISK is the risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgage or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

REAL ESTATE SECURITIES RISK is the risk that investments in real estate investment trusts (REITs) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

UNDERLYING FUND RISK is the risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The Fund commenced operations on July 1, 1993 as a separate portfolio (the “Predecessor Fund”) of Northern Institutional Funds. On August 1, 2011, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A, Class C and Class D shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance

NORTHERN FUNDS PROSPECTUS	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND SUMMARY

and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the date of the Reorganization is that of the Class A Shares of the Predecessor Fund.

On April 1, 2008, the Predecessor Fund changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown prior to that date represents performance of the Predecessor Fund’s prior balanced fund strategy.

The Fund’s and Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Trust’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year-to-date total return for the six months ended June 30, 2015 is 0.95%. For the periods shown in the bar chart above, the highest quarterly return was 10.25% in the second quarter of 2009, and the lowest quarterly return was (9.31)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Global Tactical Asset Allocation Fund	7/1/93
Return before taxes		2.14%	7.56%	4.81%	6.35%
Return after taxes on distributions		1.42%	6.85%	3.60%	4.86%
Return after taxes on distributions and sale of Fund shares		1.50%	5.74%	3.56%	4.76%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)		4.16%	9.10%	6.06%	7.16%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.97%	4.45%	4.71%	5.74%
Asset Allocation Blend Index — 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.97%	7.56%	5.89%	6.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Tactical Asset Allocation Fund. Robert P. Browne, CFA, Executive Vice President of Northern Trust Investments, Inc., James D. McDonald, Executive Vice President of Northern Trust Investments, Inc. and Daniel J. Phillips, CFA, Vice President of Northern Trust Investments, Inc., have been managers of the Fund (including the Predecessor Fund) since July 2014, July 2014 and April 2011, respectively. The Northern

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND SUMMARY

Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

BROAD-BASED SECURITIES MARKET INDICES

THE ASSET ALLOCATION BLEND INDEX consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

THE BARCLAYS U.S. AGGREGATE BOND INDEX is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

THE MSCI ALL COUNTRY WORLD INDEX (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. As of May 29, 2015, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 29, 2015, the emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

THE MSCI EAFE® INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

THE MSCI EMERGING MARKETS® INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 29, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT ADVISER

This Prospectus describes an asset allocation fund (the “Fund”) operating as a fund of funds, which is currently offered by Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Fund and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Fund.

NORTHERN FUNDS PROSPECTUS	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

MANAGEMENT FEES (ASSET ALLOCATION FEES)

Shareholders of the Fund approved a new management agreement, effective June 30, 2014, between the Fund and NTI (the “Management Agreement”), to provide the Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the first table below (expressed as a percentage of the Fund’s average daily net assets). Prior to June 30, 2014, as compensation for advisory (asset allocation) services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at the annual rate set forth in the second table below (expressed as a percentage of the Fund’s average daily net assets). Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Fund at the annual rate of 0.15% of the average daily net assets of the Fund. The first table also reflects the advisory fees (after fee waivers) and management fees paid by the Fund for the fiscal year ended March 31, 2015 (expressed as a percentage of the Fund’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in the Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to the Fund if it determines that it is in the best interests of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Fund. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Fund’s Management Agreement will be available in the Fund’s semi-annual report to shareholders for the six-month period ending September 30, 2015.

Fund	Contractual Management Fee Rate Effective 6/30/14	Advisory/Management Fees Paid for Fiscal Year Ended 3/31/15
GLOBAL TACTICAL ASSET ALLOCATION	0.23%	0.24%

Fund	Contractual Advisory Fee Rate Prior to 6/30/14
GLOBAL TACTICAL ASSET ALLOCATION	0.25%

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND MANAGEMENT

The managers for the Fund are Robert P. Browne, CFA, Executive Vice President of Northern Trust Investments, Inc., James D. McDonald, Executive Vice President of Northern Trust Investments, Inc. and Daniel J. Phillips, CFA, Vice President of Northern Trust Investments, Inc. Both Mr. Browne and Mr. McDonald have been managers of the Fund since July 2014, and Mr. Phillips has been a manager of the Fund since April 2011. Mr. Browne joined Northern Trust Investments, Inc. in 2009. Mr. Browne is the Chief Investment Officer of Northern Trust and chairs the Investment Policy Committee, which sets investment policy for all Northern Trust groups in all asset classes. Mr. Browne is responsible for investment performance, process and philosophy across multiple investment strategies including fixed income, active equity and passive investments. Mr. McDonald joined Northern Trust Investments, Inc. in 2001. Mr. McDonald is the Chief Investment Strategist of Northern Trust and chairs the Northern Trust Tactical Asset Allocation Committee. Mr. McDonald is also a member of the Northern Trust Investment Policy and Private Equity Investment Committees. Mr. Phillips joined Northern Trust Investments, Inc. in 2005. Mr. Phillips is responsible for the coordination of Northern Trust Investments, Inc.’s investment policy, including the development of asset allocation strategy and communication of asset allocation decisions. Mr. Phillips earned his CFA designation in 2009.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Fund is available in the Statement of Additional Information (“SAI”).

NORTHERN FUNDS PROSPECTUS	11	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Fund pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees and TNTC’s fees do not represent additional expenses to the Fund.

TNTC, as Transfer Agent, is entitled to transfer agent fees of 0.015% of the average daily net assets of the Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Fund. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

Pursuant to the same exemptive order, the Fund may invest its uninvested cash in a money market fund advised by one or more of the Investment Adviser or its affiliates. Accordingly, the Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. It is expected that the uninvested cash of the Fund will be invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of management, transfer agent and custody fees payable to the Investment Adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35% of the average daily net asset value of those assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse the Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on the assets invested in the affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

GLOBAL TACTICAL ASSET ALLOCATION FUND	12	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The description in the Fund Summary may help you decide whether the Fund fits your investment needs. Keep in mind, however, that no guarantee can be made that the Fund will meet its investment objective, and no fund should be relied upon as a complete investment program. The Trust also offers other funds, including additional equity, equity index, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summary beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 21.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Fund. See “Account Policies and Other Information—Financial Intermediaries” on page 21 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUND. You may open a shareholder account and purchase shares directly from the Fund with a minimum initial investment of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Fund:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

■	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 20.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

–	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

–	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

NORTHERN FUNDS PROSPECTUS	13	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Fund reserves the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Policies and Other Information—Financial Intermediaries” on page 21 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND

If you purchased shares directly from the Fund or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

–	The proceeds are to be sent elsewhere than the address of record, or

–	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of the Fund for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

NORTHERN FUNDS PROSPECTUS	15	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

■

Although the Trust imposes no charges when you redeem shares of the Fund, when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for the Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for the Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 20.

Investments of the Fund for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Fund, provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Fund from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order in whole or in part, when in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 21.

■

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a

NORTHERN FUNDS PROSPECTUS	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Fund.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the Fund.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days, following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 21.

EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Trust for shares of another Fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Fund. In making this

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in the Fund during a calendar quarter. A “round trip” is a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. The Trust is authorized to permit more than two “round trips” in the Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by the Fund.

As described below it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in the Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. While Northern Trust may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

Underlying Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Underlying Funds that invest in issuers located in emerging markets. Securities of emerging market issuers tend to be less liquid than issuers located in developed markets, and Underlying Funds that invest principally in issuers located in emerging markets may therefore be subject to an increased risk of arbitrage.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities

NORTHERN FUNDS PROSPECTUS	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

that are permissible investments for the Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 14 or 15 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Fund will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Fund also may, for any Business Day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit www.northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Fund;

■	providing information to customers showing their positions in the Fund; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from the Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Fund’s assets on an on-going basis, they will increase the cost of your investment in the Fund.

The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.

NORTHERN FUNDS PROSPECTUS	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

PORTFOLIO HOLDINGS. The Fund, or its duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Fund’s holdings, current as of calendar-quarter end, will be available on the Trust’s web site at www.northernfunds.com no earlier than ten (10) calendar days after the end of the period. The Fund will also publish its top ten holdings on the Trust’s web site, current as of month-end, no earlier than ten (10) calendar days after the end of the month. The information posted to the web site is the percentage of the Fund’s holdings in the Underlying Funds. This information will remain available on the web site at least until the Fund files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of the Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Fund will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in the Fund or another fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to the Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policy for the Fund. The Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
GLOBAL TACTICAL ASSET ALLOCATION	Quarterly	Annually

NORTHERN FUNDS PROSPECTUS	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from REITs that are unrecaptured Section 1250 gains are subject to tax at a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) for when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of an Underlying Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of an Underlying Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of the Fund for shares of another fund in the Trust is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Fund is required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

FOREIGN TAXES. The Underlying Funds may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. In general, these foreign taxes will reduce the taxable income of the Fund, but will not be passed through to you as potential foreign tax credits.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by the Fund or an Underlying Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

For taxable years of the Fund beginning before January 1, 2015, dividends reported as short-term capital gain dividends or interest-related dividends are not subject to U.S. withholding tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

If a foreign shareholder holds more than 5% of the Fund at any time during the 5-year period ending on the date of disposition or redemption of shares (a “5% Shareholder”) and the Fund is a U.S. Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to withholding tax on the gain at a 35% rate and may be required to file a U.S. federal income tax return. Foreign corporations recognizing gain under these rules may be subject to the U.S. Branch Profits Tax.

In addition, the Fund is required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in the Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

The REIT or Master Limited Partnership (“MLP”) investments of the Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

GLOBAL TACTICAL ASSET ALLOCATION FUND	26	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.

This section takes a closer look at some of the Fund’s principal investment strategies and related risks.

INVESTMENT OBJECTIVE. The investment objective of the Fund may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to the Fund’s investment objective. Any such change may result in the Fund having an investment objective different from the investment objective that the shareholder considered appropriate at the time of investment in the Fund.

INVESTING IN THE UNDERLYING FUNDS. The Fund’s investments are primarily concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

INVESTMENTS OF THE UNDERLYING FUNDS. Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in various Underlying Funds that seek to track certain equity and fixed-income indices. Investments in index funds will subject the Fund to tracking risk, which is the risk that the index funds’ performance will not track the performance of its respective index. The Fund also may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund also may invest in Underlying Funds that invest in mid- and small-capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed-income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. The Underlying Funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected). The Fund may invest in Underlying Funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. Underlying Funds may also invest in real estate securities, commodity-related securities and money market investments. The risks of the Underlying Funds’ investments and the Fund to the extent the Fund invested in those investments directly are discussed in more detail below.

AFFILIATED PERSON RISK. In managing the Fund, NTI will have the authority to select and substitute Underlying Funds and NTI and its affiliates are also responsible for managing certain of the Underlying Funds. NTI is subject to a conflict of interest in allocating Fund assets among the various Underlying Funds because the fees payable to it and/or its affiliates by some affiliated Underlying Funds may be higher than the fees payable by other Underlying Funds. The trustees and officers of the affiliated Underlying Funds also may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated Underlying Funds.

ASSET ALLOCATION RISK is the risk that the selection by the Fund Manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by Northern Trust’s Investment Policy Committee will cause the Fund to underperform other funds with a similar investment objective. The Fund’s investment in any one Underlying Fund or asset class may exceed 25% of the Fund’s total assets.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial

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GLOBAL TACTICAL ASSET ALLOCATION FUND

assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower-yielding securities. The loss of higher-yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund or an Underlying Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund or an Underlying Fund may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Fund or an Underlying Fund invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Fund. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund or an Underlying Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if

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such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Fund.

COMMODITY-LINKED SECURITIES. The Underlying Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors.

SPECIAL RISKS. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Underlying Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

CYBER SECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its investment adviser, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for the Underlying Funds and for issuers of other securities or other instruments in which the Fund invests, which could result in material adverse consequences for such Underlying Funds or issuers, and may cause the Fund’s investment in such Underlying Funds or issuers to lose value.

DERIVATIVES. The Underlying Funds may purchase certain “derivative” instruments for hedging or speculative purposes.

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The Fund is also permitted to invest directly in derivatives for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including CMOs and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s or an Underlying Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund or an Underlying Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund or an Underlying Fund may suffer a loss whether or not the analysis of the investment advisers is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund or an Underlying Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund or an Underlying Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund or an Underlying Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the investment advisers in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global

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credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Underlying Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by an Underlying Fund are usually valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing an Underlying Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that an Underlying Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Underlying Funds may expose them to risks independent of their securities positions.

The Fund or an Underlying Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. An Underlying Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

One or more of the Underlying Funds may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities in which the Underlying Funds have invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions. Economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of an Underlying Fund’s investments.

As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations have less government regulation

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and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities an Underlying Fund has delivered or an Underlying Fund’s inability to complete its contractual obligations. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to an Underlying Fund.

Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of the Underlying Funds’ investments in emerging market countries and the availability to the Underlying Funds of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Underlying Funds’ investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which the Underlying Funds may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund and Underlying Fund will be indirectly subject to those risks.

Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by an Underlying Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, an Underlying Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

An Underlying Fund’s ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of an Underlying Fund’s currency exposure in these countries may not be covered.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging markets.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

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The Fund and certain of the Underlying Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Certain of the Underlying Funds also may enter into such contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment advisers, and neither the Fund nor any Underlying Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by an Underlying Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Fund to participate in an interfund lending program. This interfund borrowing and lending program allows the Fund to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio”, and together the “Portfolios”) and to lend money to other funds in the Trust, for temporary or emergency purposes. Northern Trust Investments, Inc. is the Investment Adviser to the Fund and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) the Fund may not borrow or lend money through the program unless it receives or provides an equal or lower interest rate than is available from a bank for a comparable transaction; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with the Fund; (5) the Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that the Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) the Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) the Fund’s interfund loans to any one fund shall not exceed 5% of the Fund’s net assets; and (8) the Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when the sale of securities “fails,” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, the Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to the lending Fund could result in a lost investment opportunity or additional lending costs.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the investment adviser to the Underlying Fund determines that the security is comparable in quality to a security that has been rated investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by an Underlying Fund, a rated security may cease to be rated or

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GLOBAL TACTICAL ASSET ALLOCATION FUND

its rating may be reduced below the minimum rating required for purchase by the Underlying Fund and may be in default. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of principal.

LARGE SHAREHOLDER PURCHASE AND REDEMPTION RISK. The Fund and certain of the Underlying Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund or the Underlying Funds. Such large shareholder redemptions may cause the Fund or the Underlying Funds to sell their securities at times when they would not otherwise do so, which may negatively impact the Fund’s or the Underlying Fund’s NAV and liquidity. In addition, a large redemption could result in the Fund’s or the Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s or the Underlying Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund’s or the Underlying Fund’s performance to the extent that the Fund or the Underlying Funds are delayed in investing new cash and are required to maintain a larger cash position than they ordinarily would.

MARKET RISK is the risk that the value of the securities in which the Fund or an Underlying Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund or an Underlying Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Recently, United States and international markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

MATURITY RISK. Certain of the Underlying Funds will maintain the dollar-weighted average maturity of their portfolios within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Underlying Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

NON-INVESTMENT GRADE SECURITIES. Certain of the Underlying Funds invest in non-investment grade securities. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the investment adviser to an Underlying Fund.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation will be uncertain. An Underlying Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of such securities in its portfolio.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

Investments in lower quality securities, whether rated or unrated, will be more dependent on an investment adviser’s credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. Certain of the investment advisers to the Underlying Funds may not consider portfolio turnover rate a limiting factor in making investment decisions for certain Underlying Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce both an Underlying Fund’s return and the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Fund’s historical portfolio turnover rates.

REAL ESTATE INVESTMENT TRUSTS AND REAL ESTATE SECURITIES RISK. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Certain Underlying Funds may invest in REITs.

SPECIAL RISKS. There is the risk that the Fund’s investments will be affected by factors affecting the value of real estate and earnings of companies engaged in real estate activities. These factors include without limitation: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. An Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments.

Securities of small companies may lack sufficient market liquidity to enable the Fund or an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

TRACKING RISK. Certain of the Underlying Funds seek to track the performance of their respective benchmark indices.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

SPECIAL RISKS. Underlying Funds that track indices are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent an Underlying Fund from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser and Underlying Funds may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund and Underlying Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund or Underlying Fund subject to the Fund’s or Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund or an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Fund’s or Underlying Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund or an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund or an Underlying Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund or an Underlying Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, an Underlying Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Underlying Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Certain Underlying Funds may invest in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, an Underlying Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, an Underlying Fund may not be able to terminate its obligations when desired.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

EXCHANGE RATE-RELATED SECURITIES. Certain Underlying Funds may invest in exchange rate-related securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate the Fund or an Underlying Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund or an Underlying Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund or an Underlying Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

The Fund and certain of the Underlying Funds may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used by the Fund or an Underlying Fund for hedging purposes. These investments may also be used by certain of the Underlying Funds to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s or an Underlying Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s or an Underlying Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund or an Underlying Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Fund and each Underlying Fund may invest up to 15% (5% if the Underlying Fund is a money market fund) of its net assets in securities that are illiquid. The Fund and each Underlying Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser to the Fund and the investment advisers to the Underlying Funds determine, under guidelines approved by the respective Boards, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund or Underlying Fund. The practice of investing in Rule 144A Securities could increase the level of the Fund’s or Underlying Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Fund or the Underlying Funds that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INITIAL PUBLIC OFFERINGS (“IPO”). An IPO is a company’s first offering of stock to the public. Certain of the Underlying Funds may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such

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GLOBAL TACTICAL ASSET ALLOCATION FUND

investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, the Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund and may lead to increased expenses to the Underling Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Underlying Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires an Underlying Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Underlying Fund for a set time period.

Certain of the Underlying Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the investment adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate an Underlying Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Certain of the Underlying Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, an Underlying Fund may not be able to terminate its obligations when desired. In addition, if an Underlying Fund is obligated to pay the return under the terms of a total rate of return swap, Underlying Fund losses due to unanticipated market movements potentially are unlimited. An Underlying Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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GLOBAL TACTICAL ASSET ALLOCATION FUND

LENDING OF SECURITIES. In order to generate additional income, the Fund and certain of the Underlying Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund and the Underlying Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of the Fund’s or an Underlying Fund’s total assets (including the loan collateral). Any cash collateral received by the Fund or an Underlying Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund or an Underlying Fund could experience delays in recovering its securities and possibly may incur a capital loss. The Fund or the Underlying Fund will be responsible for any loss that might result from its investment of the cash collateral received from a borrower. Additionally, the amount of the Fund’s or Underlying Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s or the Underlying Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of the Fund’s or Underlying Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund or the Underlying Fund, and the equivalent amount paid to the Fund or the Underlying Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

MASTER LIMITED PARTNERSHIPS. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

INVESTMENT STRATEGY. Certain of the Underlying Funds may invest in MLPs.

SPECIAL RISKS. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by an Underlying Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Underlying Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that an Underlying Fund invests in the equity securities of an MLP, the Underlying Fund will be a limited partner or member in such MLP. Accordingly, the Underlying Fund will be required to include in its taxable income the Underlying Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Underlying Fund. The Underlying Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Underlying Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Underlying Fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Underlying Fund.

If an Underlying Fund has investments in equity securities of MLPs, the Underlying Fund’s earnings and profits may be calculated using accounting methods that are different from

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GLOBAL TACTICAL ASSET ALLOCATION FUND

those used for calculating taxable income. Because of these differences, the Underlying Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Underlying Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Underlying Fund or the MLP investments in which the Underlying Fund invests.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the future (generally within 30 days). The Underlying Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, certain Underlying Funds may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

Certain Underlying Funds may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. An Underlying Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by an Underlying Fund are “secured” if the Underlying Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

Certain Underlying Funds will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the investment adviser to the Underlying Funds. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by an Underlying Fund or the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and principal investment strategies, each Underlying Fund and the Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to the Underlying Funds or the Fund. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after an Underlying Fund or the Fund acquires the securities.

SPECIAL RISKS. In the event of a default, an Underlying Fund or the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Underlying Fund’s or the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, an Underlying Fund or the Fund could suffer additional losses if a court determines that the Underlying Fund’s or the Fund’s interest in the collateral is unenforceable by the Underlying Fund or the Fund. If a Fund or Underlying Fund enters into a repurchase agreement with a foreign financial institution, it

GLOBAL TACTICAL ASSET ALLOCATION FUND	40	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

may be subject to the same risks associated with foreign investments (see “Foreign Investments” on page 30.)

The Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, an Underlying Fund or the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Underlying Fund or the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short. Certain Underlying Funds may make short sales against-the-box.

SPECIAL RISKS. If an Underlying Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Underlying Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.

STRIPPED SECURITIES. Certain of the Underlying Funds may invest in stripped securities, including securities registered in the STRIPS program, as described below. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by an Underlying Fund and adversely affect an Underlying Fund’s total return.

STRUCTURED SECURITIES. The value of structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to the Fund or an Underlying Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an Underlying Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of

NORTHERN FUNDS PROSPECTUS	41	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

13 months or less. The Fund also may make temporary investments in longer-term debt obligations and preferred stocks.

INVESTMENT STRATEGY. The Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. Certain of the Underlying Funds may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Fund may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where an Underlying Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Certain of the Underlying Funds may invest in variable and floating rate instruments to the extent consistent with their investment objectives and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when an Underlying Fund is not entitled to exercise its demand

GLOBAL TACTICAL ASSET ALLOCATION FUND	42	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

rights. As a result, an Underlying Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time. Certain Underlying Funds may invest in warrants and similar rights. They also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Certain of the Underlying Funds may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although an Underlying Fund generally would purchase securities in these transactions with the intention of acquiring the securities, it may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.

These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Certain Underlying Funds may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. An Underlying Fund’s investment in zero coupon, pay-in-kind and capital appreciation bonds may require the Underlying Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Fund and the Underlying Funds in which it invests may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Fund’s and the Underlying Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in the Fund.

The Fund and the Underlying Funds in which it invests may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Fund, its investments and related risks can also be found in “Investment Objective and Strategies” in the SAI.

DISCLAIMERS

The Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI EAFE Index, MSCI Emerging Markets Index, MSCI All Country World Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the MSCI EAFE Index, MSCI Emerging Markets Index, MSCI All Country World Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties or merchantability or fitness for a particular purpose for use with respect to the MSCI EAFE Index, MSCI Emerging Markets Index, MSCI All Country World Index or any data included therein. The SAI contains a more detailed description of the limited relationship MSCI has with Northern Trust and the Fund.

NORTHERN FUNDS PROSPECTUS	43	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE FUND FOR THE PAST FIVE YEARS

Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in shares of the Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions).

The Fund commenced operations on July 1, 1993 as a separate portfolio (the “Predecessor Fund”) of Northern Institutional Funds. On August 1, 2011, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A, Class C and Class D shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received shares of the Fund.

This information has been derived from the Fund’s financial statements for the fiscal year ended March 31, 2015 that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s shareholder report, dated March 31, 2015, which is available upon request and without charge. On March 31, 2012, the Fund’s fiscal year end changed from November 30 to March 31.

Information for periods prior to August 1, 2011 is that of Class A Shares of the Predecessor Fund. Information for the fiscal year ended March 31, 2013, the four-month period ended March 31, 2012 and the fiscal year ended November 30, 2011 was audited by Deloitte & Touche LLP, the independent registered public accounting firm for the Fund. Information for the fiscal years ended November 30, 2010 was audited by the Predecessor Fund’s former independent registered public accounting firm.

GLOBAL TACTICAL ASSET ALLOCATION FUND	44	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION FUND*	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015		FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FOUR MONTHS ENDED MARCH 31, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010(1)
Net Asset Value, Beginning of Period	$12.20		$11.40		$10.61		$9.97		$9.80		$9.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.20		0.21		0.10		0.24	(2)	0.23
Net realized and unrealized gains	0.06		0.81		0.79		0.63		0.19		0.47
Total from Investment Operations	0.30		1.01		1.00		0.73		0.43		0.70
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.21)		(0.21)		(0.09)		(0.26)		(0.23)
From net realized gains	(0.09)		—		—		—		—		—
Total Distributions Paid	(0.30)		(0.21)		(0.21)		(0.09)		(0.26)		(0.23)
Net Asset Value, End of Period	$12.20		$12.20		$11.40		$10.61		$9.97		$9.80
Total Return(3)	2.51%		8.96%		9.60%		7.42%		4.37%		7.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$79,345		$81,591		$64,037		$35,194		$26,373		$13,518
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits(5)	0.26	%(6)	0.25	%(6)	0.25	%(6)	0.26	%(6)	0.25	%(6)	0.25%
Expenses, before waivers, reimbursements and credits(5)	0.53%		0.75%		0.91%		1.01%		1.50%		1.03%
Net investment income, net of waivers, reimbursements and credits	1.95	%(6)	1.79	%(6)	2.02	%(6)	3.12	%(6)	2.58	%(2)(6)	2.49%
Net investment income, before waivers, reimbursements and credits	1.68%		1.29%		1.36%		2.37%		1.33	%(2)	1.71%
Portfolio Turnover Rate	51.55%		23.95%		73.25%		14.46%		76.63%		87.17%

(1)	Net investment income for the fiscal year ended was calculated using the average shares outstanding method.

(2)	The net investment income per share and net investment income ratios include a one-time voluntary contribution of approximately $36,000 relating to shareholder servicing fees earned by Northern Trust, which represents 0.22 percent of average net assets and $0.02 of net investment income per share for the fiscal year ended November 30, 2011.

(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.

(4)	Annualized for periods less than one year.

(5)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

(6)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014 and 2013, the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

*	As of the close of business August 1, 2011, the assets and liabilities of the Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds, were transferred to the Fund pursuant to a plan of reorganization approved by the Predecessor Fund’s Board of Trustees on Feb-ruary 17, 2011 (the “Reorganization”). Prior to the Reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including August 1, 2011 relates to the Predecessor Fund.

NORTHERN FUNDS PROSPECTUS	45	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

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NORTHERN FUNDS PROSPECTUS	47	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Additional information about the Fund and its policies also is available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Fund’s documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s web site at www.sec.gov (text-only).

■	Northern Funds’ web site at www.northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

GLOBAL TACTICAL ASSET ALLOCATION FUND	48	NORTHERN FUNDS PROSPECTUS	GTAA PRO (7/15)

EQUITY INDEX FUNDS

NORTHERN FUNDS PROSPECTUS

EMERGING MARKETS EQUITY INDEX FUND (NOEMX)

GLOBAL REAL ESTATE INDEX FUND (NGREX)

GLOBAL SUSTAINABILITY INDEX FUND (NSRIX)

INTERNATIONAL EQUITY INDEX FUND (NOINX)

MID CAP INDEX FUND (NOMIX)

SMALL CAP INDEX FUND (NSIDX)

STOCK INDEX FUND (NOSIX)

Prospectus dated July 31, 2015

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

3	FUND SUMMARIES

	3	EMERGING MARKETS EQUITY INDEX FUND

	7	GLOBAL REAL ESTATE INDEX FUND

	11	GLOBAL SUSTAINABILITY INDEX FUND

	15	INTERNATIONAL EQUITY INDEX FUND

	18	MID CAP INDEX FUND

	21	SMALL CAP INDEX FUND

	24	STOCK INDEX FUND

27	BROAD-BASED SECURITIES MARKET INDICES

28	INVESTMENT ADVISER

29	MANAGEMENT FEES

30	FUND MANAGEMENT

32	OTHER FUND SERVICES

33	PURCHASING AND SELLING SHARES

	33	PURCHASING SHARES

	33	OPENING AN ACCOUNT

	34	SELLING SHARES

37	ACCOUNT POLICIES AND OTHER INFORMATION

44	DIVIDENDS AND DISTRIBUTIONS

45	TAX CONSIDERATIONS

48	SECURITIES, TECHNIQUES AND RISKS

	48	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	54	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	64	DISCLAIMERS

65	FINANCIAL HIGHLIGHTS

76	FOR MORE INFORMATION

EQUITY INDEX FUNDS	2	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

FUND SUMMARIES

EMERGING MARKETS EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the MSCI Emerging Markets® Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.21%
Other Expenses	0.13%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.11%
Total Annual Fund Operating Expenses	0.34%
Expense Reimbursement(2)	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.30%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$105	$187	$427

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.08% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities, in weightings that approximate the relative composition of the securities included in the MSCI Emerging Markets Index, in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”) representing such securities, and in MSCI Emerging Markets Index futures approved by the Commodity Futures Trading Commission.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 29, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI Emerging Markets Index by using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the MSCI Emerging Markets Index as well as in response to subscriptions and redemptions. Because the Fund will have fees and transaction expenses (while the MSCI Emerging Markets Index has none), returns may be lower than those of the MSCI Emerging Markets Index.

The Fund generally will not hold every stock in the MSCI Emerging Markets Index because of the expense and inefficiency involved in such a strategy. Rather, it will use a representative sampling and optimization strategy to seek to construct a portfolio that minimizes tracking error versus the

NORTHERN FUNDS PROSPECTUS	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND

MSCI Emerging Markets Index and transaction costs. As part of its strategy, the Fund may substitute certain stocks in the MSCI Emerging Markets Index with ADRs, EDRs or GDRs that represent such stocks. Representative sampling involves selecting a representative sample of securities included in an index that will resemble the full index based on such factors as industry and country weightings, market capitalization and other financial characteristics.

Because the proportion of assets allocated to each country will approximate the relative country weightings in the MSCI Emerging Markets Index, more than 25% of the Fund’s assets may be invested in a single country (such as South Korea, Taiwan, Brazil, Mexico, South Africa, or China) or geographic region. This may make the Fund’s performance more dependent upon the performance of a single country’s securities than if the Fund allocated its assets among issuers in a larger number of countries.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the MSCI Emerging Markets Index within a 0.95 correlation coefficient.

Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI Emerging Markets Index. It is not a sponsor of the Emerging Markets Equity Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. The Index tracked by the Emerging Markets Equity Index Fund (and therefore the Emerging Markets Equity Index Fund itself) has a heavy exposure to Brazil, China, Russia, South Korea and Taiwan. This exposure will subject the Emerging Markets Equity Index Fund to a higher degree of risk than that of a more geographically diverse fund. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 2.92%. For the periods shown in the bar chart above, the highest quarterly return was 32.97% in the second quarter of 2009, and the lowest quarterly return was (28.28)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Years	Since Inception
Emerging Markets Equity Index Fund	4/25/06
Return before taxes		(3.34)%	1.26%	3.01%
Return after taxes on distributions		(3.98)%	0.83%	2.49%
Return after taxes on distributions and sale of Fund shares		(1.41)%	1.02%	2.34%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		(2.19)%	1.78%	4.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Emerging Markets Equity Index Fund. Steven J. Santiccioli, Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since July 2007. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

NORTHERN FUNDS PROSPECTUS	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the securities included in the FTSE® EPRA®/NAREIT® Global Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.40%
Other Expenses	0.13%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.11%
Total Annual Fund Operating Expenses	0.53%
Expense Reimbursement(2)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.50%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.50%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$167	$293	$662

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the FTSE EPRA/NAREIT Global Index, in weightings that approximate the relative composition of the securities contained in the FTSE EPRA/NAREIT Global Index. Companies included in the FTSE EPRA/NAREIT Global Index are engaged principally in real estate activities, including ownership, trading and development of income-producing real estate, and include real estate investment trusts (“REITs”).

The FTSE EPRA/NAREIT Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets. As of May 29, 2015, the FTSE EPRA/NAREIT Global Index consisted of issuers from the following 38 countries: Australia, Austria, Belgium and Luxembourg, Brazil, Canada, Chile, China, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the United States.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the FTSE EPRA/NAREIT Global Index by using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the FTSE EPRA/NAREIT Global Index. Because the Fund will have fees and transaction expenses (while the FTSE EPRA/NAREIT Global Index has none), returns are likely to be below those of the FTSE EPRA/NAREIT Global Index.

The proportions of the Fund’s assets allocated to each country will approximate and vary with the relative country weights in the FTSE EPRA/NAREIT Global Index. As of May 29, 2015, the FTSE EPRA/NAREIT Global Index consisted primarily of issuers located in developed countries, concentrated in the following geographic areas: Americas, Asia Pacific and Europe. As of the

NORTHERN FUNDS PROSPECTUS	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

same date, approximately 29.6% of the issuers in the FTSE EPRA/NAREIT Global Index were located in the United States.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the FTSE EPRA/NAREIT Global Index within a 0.95 correlation coefficient.

FTSE International Limited (“FTSE”), The European Public Real Estate Association (“EPRA”) and the National Association of Real Estate Investment Trusts (“NAREIT”) do not endorse any of the securities in the FTSE EPRA/NAREIT Global Index. These entities are not sponsors of the Global Real Estate Index Fund and are not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

IPO RISK is the risk that the market value of shares in an initial public offering (IPO) will fluctuate considerably or decline shortly after the initial public offering, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

REIT RISK is the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is (1.86)%. For the periods shown in the bar chart above, the highest quarterly return was 36.26% in the second quarter of 2009, and the lowest quarterly return was (33.21)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Years	Since Inception
Global Real Estate Index Fund	7/26/06
Return before taxes		13.44%	10.18%	3.10%
Return after taxes on distributions		12.15%	9.14%	2.08%
Return after taxes on distributions and sale of Fund shares		7.59%	7.67%	2.00%
FTSE EPRA/NAREIT Global Index (reflects no deduction for fees, expenses, or taxes)		13.92%	10.20%	3.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Real Estate Index Fund. Thomas E. O’Brien, Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since March 2008. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■	By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one

NORTHERN FUNDS PROSPECTUS	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the securities included in the MSCI World ESG IndexSM.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.18%
Other Expenses	0.20%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.18%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(2)	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.31%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$32	$115	$206	$474

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.99% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the MSCI World ESG Index, in weightings that approximate the relative composition of the securities contained in the MSCI World ESG Index.

The MSCI World ESG Index is a free float-adjusted, market capitalization weighted index comprised of large-and mid-cap developed market companies in Asia-Pacific, Europe & the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance performance. As of May 29, 2015, the MSCI World ESG Index consisted of issuers from the following 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of the same date, approximately 50.1% of the market capitalization of the MSCI World ESG Index consisted of issuers located in the United States. As of May 29, 2015, the market capitalization of the companies in the MSCI World ESG Index was between $1.1 billion and $280 billion.

The MSCI World ESG Index includes the highest-ranked companies in each regional sector based on environmental, social and governance screening and research criteria applied by the index provider. Rankings are based on qualitative and quantitative analysis. The MSCI World ESG Index has no automatic industry exclusions.

For companies involved in alcohol, gambling, firearms, nuclear power, tobacco and weapons manufacturing, the index provider conducts case-by-case evaluations to determine MSCI World ESG Index inclusion/exclusion eligibility. The index provider analyzes companies involved in alcohol and gambling to determine how and to what extent their commercial activities contribute to social problems caused by gambling and alcohol abuse. The index provider analyzes companies involved in nuclear power generation to determine how and to what

NORTHERN FUNDS PROSPECTUS	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

extent their commercial activities promulgate risks associated with nuclear power production, plant safety, security and waste disposal. The index provider evaluates tobacco manufacturers in the context of the social problems associated with tobacco including addiction, second-hand smoke and the negative external costs tied to tobacco-related illness. It weighs heavily the large negative impact on society of tobacco products when evaluating a tobacco manufacturer’s overall sustainability performance. The index provider evaluates military weapons contractors and firearms companies in terms of the types of weapons they produce or for which they supply components. The index provider also considers their role in the global arms trade, contribution to global weapons proliferation and lobbying and contracting practices.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI World ESG Index using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the MSCI World ESG Index. The Fund will have fees and transaction expenses while the MSCI World ESG Index has none. Therefore, the Fund’s returns may be below those of the MSCI World ESG Index.

The proportions of the Fund’s assets allocated to each country will approximate and vary with the relative country weights and countries included in the MSCI World ESG Index.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the MSCI World ESG Index within a 0.95 correlation coefficient.

Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI World ESG Index. It is not a sponsor of the Global Sustainability Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SOCIALLY RESPONSIBLE INVESTMENT RISK is the risk that the socially responsible investment policies of the MSCI World ESG Index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 2.34%. For the period shown in the bar chart above, the highest quarterly return was 21.53% in the second quarter of 2009, and the lowest quarterly return was (16.40)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Years	Since Inception
Global Sustainability Index Fund	3/05/08
Return before taxes		4.56%	9.80%	4.62%
Return after taxes on distributions		4.10%	9.47%	4.29%
Return after taxes on distributions and sale of Fund shares		3.10%	7.89%	3.67%
MSCI World ESG Index (reflects no deduction for fees, expenses, or taxes)		4.88%	9.90%	4.90%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Sustainability Index Fund. Thomas E. O’Brien, Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since March 2008. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

NORTHERN FUNDS PROSPECTUS	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.18%
Other Expenses	0.12%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.10%
Total Annual Fund Operating Expenses	0.30%
Expense Reimbursement(2)	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$91	$164	$376

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index, and in MSCI EAFE Index futures approved by the Commodity Futures Trading Commission.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index by using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the MSCI EAFE Index. Because the Fund will have fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Fund’s assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund’s performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the MSCI EAFE Index within a 0.95 correlation coefficient.

Morgan Stanley Capital International (“MSCI”) does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Fund and is not affiliated with the Fund in any way.

NORTHERN FUNDS PROSPECTUS	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 6.26%. For the periods shown in the bar chart above, the highest quarterly return was 25.37% in the second quarter of 2009, and the lowest quarterly return was (20.36)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	Since Inception
International Equity Index Fund	3/22/05
Return before taxes		(5.79)%	5.06%	4.03%
Return after taxes on distributions		(6.48)%	4.62%	3.53%
Return after taxes on distributions and sale of Fund shares		(2.38)%	4.10%	3.30%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		(4.90)%	5.33%	4.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the International Equity Index Fund. Steven J. Santiccioli, Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since July 2007. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the common stocks included in the Standard & Poor’s MidCap 400® Composite Stock Price Index (“S&P MidCap 400 Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.13%
Other Expenses	0.05%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.03%
Total Annual Fund Operating Expenses	0.18%
Expense Reimbursement(2)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.15%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$55	$98	$227

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the S&P MidCap 400 Index, in weightings that approximate the relative composition of securities contained in the S&P MidCap 400 Index, and in S&P MidCap 400 Index futures approved by the Commodity Futures Trading Commission.

The S&P MidCap 400 Index is a capitalization-weighted index of mid cap common stocks selected by Standard & Poor’s. The companies chosen for inclusion in the S&P MidCap 400 Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s® Ratings Services (“S&P”). However, companies are not selected by S&P for inclusion in the S&P MidCap 400 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of May 29, 2015, the market capitalization of the companies in the S&P MidCap 400 Index was between $817 million and $12.2 billion.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P MidCap 400 Index by using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the S&P MidCap 400 Index. Because the Fund will have fees and transaction expenses (while the S&P MidCap 400 Index has none), returns are likely to be below those of the S&P MidCap 400 Index.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the S&P MidCap 400 Index within a 0.95 correlation coefficient.

S&P does not endorse any of the securities in the S&P MidCap 400 Index. It is not a sponsor of the Mid Cap Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and

EQUITY INDEX FUNDS	18	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

MID CAP INDEX FUND

unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 4.11%. For the periods shown in the bar chart above, the highest quarterly return was 19.90% in the third quarter of 2009, and the lowest quarterly return was (25.72)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	Since Inception
Mid Cap Index Fund	3/22/05
Return before taxes		9.60%	16.29%	9.63%
Return after taxes on distributions		8.06%	15.48%	8.84%
Return after taxes on distributions and sale of Fund shares		6.45%	13.08%	7.73%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)		9.77%	16.54%	9.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Mid Cap Index Fund. Brent Reeder, Senior Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since November 2006. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you

NORTHERN FUNDS PROSPECTUS	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND

purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000® Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.13%
Other Expenses	0.06%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.04%
Total Annual Fund Operating Expenses	0.19%
Expense Reimbursement(2)	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.15%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$57	$103	$239

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Russell 2000 Index, and in Russell 2000 Index futures approved by the Commodity Futures Trading Commission.

The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell Company (“Russell”) for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of May 29, 2015, the market capitalization of the companies in the Russell 2000 Index was between approximately $15 million and $11.8 billion.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the Russell 2000 Index. Because the Fund will have fees and transaction expenses (while the Russell 2000 Index has none), returns are likely to be below those of the Russell 2000 Index. The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the Russell 2000 Index within a 0.95 correlation coefficient.

Frank Russell Company does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Small Cap Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

NORTHERN FUNDS PROSPECTUS	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 4.69%. For the periods shown in the bar chart above, the highest quarterly return was 20.73% in the second quarter of 2009, and the lowest quarterly return was (26.16)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Small Cap Index Fund	9/3/99
Return before taxes		4.69%	15.28%	7.48%	7.83%
Return after taxes on distributions		3.23%	14.50%	6.43%	6.47%
Return after taxes on distributions and sale of Fund shares		3.56%	12.22%	5.92%	6.04%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		4.89%	15.55%	7.77%	8.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Index Fund. Brent Reeder, Senior Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since November 2006. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment

EQUITY INDEX FUNDS	22	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND

Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	23	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.08%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Acquired Fund Fees & Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.13%
Expense Reimbursement(4)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.11%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.10%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$40	$71	$164

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3.03% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the S&P 500 Index, in weightings that approximate the relative composition of the securities contained in the S&P 500 Index, and in S&P 500 Index futures approved by the Commodity Futures Trading Commission.

The S&P 500 Index is a capitalization-weighted index that includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. As of May 29, 2015, the approximate market capitalization range of the companies included in the S&P 500 Index was between $3.3 billion and $758.8 billion.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500 Index using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the S&P 500 Index. Because the Fund will have fees and transaction expenses (while the S&P 500 Index has none), returns are likely to be below those of the S&P 500 Index.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before

EQUITY INDEX FUNDS	24	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

STOCK INDEX FUND

expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.

Standard & Poor’s® Ratings Services (“S&P”) does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Stock Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 1.21%. For the periods shown in the bar chart above, the highest quarterly return was 15.88% in the second quarter of 2009, and the lowest quarterly return was (22.00)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Stock Index Fund	10/7/96
Return before taxes		13.55%	15.27%	7.46%	7.65%
Return after taxes on distributions		12.73%	14.79%	7.08%	7.07%
Return after taxes on distributions and sale of Fund shares		8.11%	12.29%	6.03%	6.26%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		13.69%	15.45%	7.67%	8.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Stock Index Fund. Brent Reeder, Senior Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since November 2006. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

NORTHERN FUNDS PROSPECTUS	25	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

BROAD-BASED SECURITIES MARKET INDICES

THE FTSE® EPRA®/NAREIT® GLOBAL INDEX is a free float-adjusted, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets. As of May 29, 2015, the FTSE EPRA/NAREIT Global Index consisted of issuers from the following 38 countries: Australia, Austria, Belgium and Luxembourg, Brazil, Canada, Chile, China, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom, and the United States.

THE MSCI EMERGING MARKETS® INDEX is a free float-adjusted, market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 29, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

THE MSCI EAFE® INDEX (Europe, Australasia, Far East) is a free float-adjusted, market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

THE MSCI WORLD ESG INDEXSM is a free float-adjusted, market capitalization weighted index comprised of large- and mid-cap developed market companies in Asia Pacific, Europe & the Middle East, Canada and the United States. The MSCI World ESG Index holds a broad, diversified set of global companies, selected based on regional sector ranking of environmental, social and governance performance. As of May 29, 2015, the MSCI World ESG Index consisted of issuers from the following 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

THE RUSSELL 2000® INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000® Index as of May 29, 2015.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 29, 2015.

THE S&P MIDCAP 400® INDEX is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400 Index covers over 7% of the U.S. equities market as of May 29, 2015.

THE S&P 500® INDEX is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

NORTHERN FUNDS PROSPECTUS	27	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INVESTMENT ADVISER

This Prospectus describes seven equity index funds (each a “Fund,” collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

MANAGEMENT FEES

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund. The first table also reflects the advisory fees and the management fees paid by each of the Funds for the fiscal year ended March 31, 2015 (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Management Agreement will be available in the Funds’ semi-annual report to shareholders for the six-month period ending September 30, 2015.

Fund	Contractual Management Fee Rate Effective 6/30/14	Advisory/ Management Fees Paid for Fiscal Year Ended 3/31/15
EMERGING MARKETS EQUITY INDEX	0.21%	0.25%
GLOBAL REAL ESTATE INDEX	0.40%	0.39%
GLOBAL SUSTAINABILITY INDEX	0.18%	0.22%
INTERNATIONAL EQUITY INDEX	0.18%	0.20%
MID CAP INDEX	0.13%	0.15%
SMALL CAP INDEX	0.13%	0.15%
STOCK INDEX	0.08%	0.08%

Fund	Contractual Advisory Fee Rate Prior to 6/30/14
EMERGING MARKETS EQUITY INDEX	0.35%
GLOBAL REAL ESTATE INDEX	0.35%
GLOBAL SUSTAINABILITY INDEX	0.35%
INTERNATIONAL EQUITY INDEX	0.25%
MID CAP INDEX	0.20%
SMALL CAP INDEX	0.20%
STOCK INDEX	0.10%

NORTHERN FUNDS PROSPECTUS	29	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.

The manager for the Emerging Markets Equity Index Fund and the International Equity Index Fund is Steven J. Santiccioli, Vice President of Northern Trust Investments, Inc. Mr. Santiccioli has been a manager since July 2007 and joined Northern Trust Investments, Inc. in 2003. Mr. Santiccioli manages various quantitative equity portfolios.

The manager for the Global Real Estate Index Fund and Global Sustainability Index Fund is Thomas E. O’Brien, Vice President of Northern Trust Investments, Inc. Mr. O’Brien has been a manager since March 2008 and joined Northern Trust Investments, Inc. in November 2004.

The manager for the Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund is Brent Reeder, Senior Vice President of Northern Trust Investments, Inc. Mr. Reeder has been a manager since November 2006. He joined Northern Trust Investments, Inc. in 1993 and has managed quantitative equity portfolios.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).

LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy court for the Southern District of New York. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing (a) the intentional fraudulent transfer claim as to all defendants (without prejudice), (b) the constructive fraudulent claim as to all conduits and non-beneficial owners of Lyondell stock (with prejudice), and (c) the secured lender deficiency claims that had been assigned to the LB Creditor Trust. The Court, however, rejected the remaining arguments in the motions to dismiss. It is anticipated that the LB Creditor Trust will file an amended complaint to replead the intentional fraudulent transfer claim and other claims that were not dismissed.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under federal law (i.e., the U.S. Bankruptcy Code) is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action on January 14, 2014 was deemed to apply in the Litigation Action.

The defendants have filed motions to dismiss the plaintiffs’ amended complaint, but no decisions have been rendered on these motions.

Both the Creditor and Litigation Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding,

EQUITY INDEX FUNDS	30	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The defendants filed motions to dismiss, some of which have been granted by the District Court but have been appealed by the plaintiffs, and some of which have yet to be ruled on by the District Court.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the NIF Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

NORTHERN FUNDS PROSPECTUS	31	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees and TNTC’s fees do not represent additional expenses to the Funds.

TNTC, as Transfer Agent, is entitled to transfer agent fees of 0.015% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

Pursuant to the same exemptive order, each Fund invests its uninvested cash in a money market fund advised by one or more of the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. Currently, the uninvested cash of the Funds is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of management, transfer agent and custody fees payable to the Investment Adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35%. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Funds on any assets invested in the affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

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EQUITY INDEX FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fit your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including additional equity funds, and asset allocation, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 42.

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 42 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

■	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 41.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

■	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

■	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

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EQUITY INDEX FUNDS

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 42 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

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EQUITY INDEX FUNDS

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

■	The proceeds are to be sent elsewhere than the address of record, or

■	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

NORTHERN FUNDS PROSPECTUS	35	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

■

Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

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EQUITY INDEX FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 41.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.
MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Funds from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 41.

■

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a

NORTHERN FUNDS PROSPECTUS	37	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days, following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Funds are authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

■

Redemptions where the shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts;

■	Redemptions initiated by the Fund; and

■	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Funds may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Funds. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is

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directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 41.

EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Funds that invest in issuers located in emerging markets. Securities of emerging market issuers tend to be less liquid than issuers located in developed markets, and Funds that invest principally in issuers located in emerging markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during

NORTHERN FUNDS PROSPECTUS	39	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Fund.

In addition, the Emerging Markets Equity Index, Global Real Estate Index Fund, Global Sustainability Index Fund and the International Equity Index Fund impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 38.

As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the

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risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 34 or 35 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn

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whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit www.northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

INVESTMENTS BY OTHER INVESTMENT COMPANIES. From time to time, an unaffiliated investment company (the “Investing Fund”) may invest in a Fund in excess of the limits set forth in the 1940 Act in reliance on an exemptive order issued by the SEC to the Investing Fund (an “Investing Fund Order”). Pursuant to the requirements of such an Investing Fund Order, the Trust will (i) enter into a Participation Agreement with the Investing Fund setting forth the terms and conditions of the investment by the Investing Fund and (ii) adopt a policy that the Fund in which the Investing Fund intends to invest will not acquire during the term of the Participation Agreement any securities of another investment company in excess of the limitations set forth in the 1940 Act, subject to certain exceptions.

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PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of month end, will be available on the Trust’s web site at www.northernfunds.com no earlier than ten (10) calendar days after the end of the period. The Funds will also publish their top ten holdings on their web site, current as of month-end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
EMERGING MARKETS EQUITY INDEX	Annually	Annually
GLOBAL REAL ESTATE INDEX	Quarterly	Annually
GLOBAL SUSTAINABILITY INDEX	Annually	Annually
INTERNATIONAL EQUITY INDEX	Annually	Annually
MID CAP INDEX	Annually	Annually
SMALL CAP INDEX	Annually	Annually
STOCK INDEX	Quarterly	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from REITs that are unrecaptured Section 1250 gains are subject to tax at a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rate to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activity, if any, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations.

To the extent that a Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Accordingly, investors in the Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you

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dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Funds are required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

FOREIGN TAXES. Some of the Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. It is anticipated that the International Equity Index Fund may be eligible to make this election. If this Fund makes this election, the amount of such foreign taxes paid by this Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by a Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

For taxable years of a Fund beginning before January 1, 2015, dividends reported as short-term capital gain dividends or interest related dividends are not subject to U.S. withholding tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Distributions to foreign shareholders attributable to U.S. real estate gains received from the sale of U.S. real property interests and real estate gains from REITs will be subject to U.S. withholding tax at rates up to 35%.

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If a foreign shareholder holds more than 5% of the Fund at any time during the 5 year period ending on the date of disposition or redemption of shares (a “5% Shareholder”) and the Fund is a U.S. Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to withholding tax on the gain at a 35% rate and may be required to file a U.S. federal income tax return. Foreign corporations recognizing gain under these rules may be subject to the U.S. Branch Profits Tax.

In addition, the Funds are required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to a Fund’s investment objective. Any changes to a Fund’s investment objective may result in a Fund having an investment objective different from the investment objective that the shareholder considered appropriate at the time of investment in the Fund.

CYBER SECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their investment adviser, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in a Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. Each of the Funds invests primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

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FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds intend to invest a substantial portion of their total assets in foreign securities. Although it invests primarily in the securities of U.S. issuers, the Mid Cap Index Fund is permitted to invest up to 25% of its total assets in foreign securities including ADRs, EDRs and GDRs. This Fund also may invest in foreign time deposits and other short-term instruments.

The Global Real Estate Index, Global Sustainability Index and International Equity Index Funds may invest more than 25% of their total assets in the securities of issuers located in a single foreign country (or in the case of the Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, a single geographic region) having securities markets that are highly developed, liquid and subject to extensive regulation. Such regions may include, but are not limited to North America, Pacific Asia and Europe. Additionally, the International Equity Index Fund may invest up to 25% of its total assets in emerging markets.

The Emerging Markets Equity Index Fund intends to invest a substantial portion of its total assets in foreign countries that are considered emerging markets and may invest more than 25% of its assets in securities of issuers located in a single foreign country that is considered an emerging market. Such countries may include, but are not limited to, South Korea, Taiwan, Brazil, Mexico, South Africa and China.

GENERAL. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

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While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

A Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject a Fund to increased foreign securities risk with respect to the particular country.

The Funds may operate in euros and/or hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities in which a Fund has invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.

Additional risks are involved when a Fund, such as the Emerging Markets Equity Index Fund, invests in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or

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limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the investment adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by a Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

A Fund’s ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of a Fund’s currency exposure in these countries may not be covered.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. At times, the Funds, to a moderate extent, may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO

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shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies.

These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio”, and together the “Portfolios”) and to lend money to other funds in the Trust, for temporary or emergency purposes. Northern Trust Investments, Inc. is the Investment Adviser to the Funds and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives or provides an equal or lower interest rate than is available from a bank for a comparable transaction; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one fund shall not exceed 5% of the Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails,” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LARGE SHAREHOLDER PURCHASE AND REDEMPTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to

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losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance may be more volatile and they can face a greater risk of business failure, which could increase the volatility of the Fund’s investments.

Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

TRACKING RISK. The Funds seek to track the performance of their respective benchmark indices.

INVESTMENT STRATEGY. Under normal market conditions, the Investment Adviser expects that the quarterly performance of the Funds, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

SPECIAL RISKS. The Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent a Fund from achieving its investment objective.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE GLOBAL REAL ESTATE INDEX FUND.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. The Global Real Estate Index Fund invests a substantial amount of its assets in REITs. The other Funds also may invest in REITs to the extent consistent with their respective investment objectives and strategies.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs are also subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of

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government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

REAL ESTATE SECURITIES. The Global Real Estate Index Fund’s concentration in real estate securities presents special risk considerations.

INVESTMENT STRATEGY. The Global Real Estate Index Fund invests principally in companies that are engaged in real estate activities, including owning, trading or developing income-producing real estate. The other Funds may invest in real estate securities to the extent consistent with their investment objectives and strategies.

SPECIAL RISKS. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans.

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INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase these and other types of asset-backed securities. The Funds also may invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage or other asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Funds invest.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of

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securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Funds may each acquire convertible securities. Except for the Global Real Estate Index Fund, convertible securities will be rated “investment grade” at the time of purchase. The Global Real Estate Index Fund intends to invest in convertible securities rated “investment grade” at the time of purchase except that the Fund may purchase up to 15% of its total assets, measured at the time of purchase, in convertible securities rated BB or below when the Investment Adviser determines that such securities are desirable in light of the Fund’s investment objective and portfolio mix.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

DERIVATIVES. The Funds may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based

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upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including CMOs) and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. A Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds (other than the Small Cap Index and Stock Index Funds) may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Funds also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the Investment Adviser, and no Fund is required to hedge its foreign currency positions. It is expected that the Global Real Estate Index Fund, the Global Sustainability Index Fund and the International Equity Index Fund will enter into forward currency exchange contracts.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or

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currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return, to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. It is expected that the Global Real Estate Index Fund will enter into exchange-traded equity index and REIT-related futures contracts among other types of futures contracts.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive

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interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Funds may invest include other funds for which the Investment Adviser or any of its affiliates serve as investment adviser.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by the Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Funds invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the next section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Funds generally will be investment grade.

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SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

LENDING OF SECURITIES. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The Global Real Estate Index Fund may invest up to 15% of its total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the Investment Adviser determines that such securities are desirable in light of the Fund’s investment objective and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

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INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PORTFOLIO TURNOVER. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. Each Fund may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” on page 49). The Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect, or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may make short sales against-the-box.

SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines

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in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Structured securities present the additional risk that the interest paid to a Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit

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issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in warrants and similar rights. A Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.

NORTHERN FUNDS PROSPECTUS	63	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

DISCLAIMERS

The Emerging Markets Equity Index Fund and Global Sustainability Index Fund are not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI Emerging Markets Index, the MSCI EAFE Index or the MSCI World ESG Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Funds, owners of the Funds, any person or any entity from the use of the MSCI Emerging Markets Index, MSCI EAFE Index or MSCI World ESG Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Emerging Markets Index, MSCI EAFE Index or MSCI World ESG Index or any data included therein. The SAI contains a more detailed description of the limited relationship MSCI has with Northern Trust and the Emerging Markets Equity Index Fund and Global Sustainability Index Fund.

The Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by FTSE, EPRA or NAREIT, nor do FTSE, EPRA or NAREIT guarantee the accuracy and/or completeness of the FTSE EPRA/NAREIT Global Index or any data included therein. FTSE, EPRA and NAREIT make no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the FTSE EPRA/NAREIT Global Index or any data included therein. FTSE, EPRA and NAREIT make no express or implied warranties and expressly disclaim all such warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Global Index or any data included therein. The SAI contains a more detailed description of the limited relationships FTSE, EPRA and NAREIT have with Northern Trust and the Global Real Estate Index Fund.

The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or S&P MidCap 400 Index, or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or by any entity from the use of the S&P 500 Index or S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or S&P MidCap 400 Index or any data included therein.

The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”), nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or by any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 2000 Index or any data included therein.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND’S OPERATION).

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

NORTHERN FUNDS PROSPECTUS	65	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.16	$11.58	$11.65	$13.06	$11.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.25	0.23	0.22	0.15
Net realized and unrealized gains (losses)	(0.27)	(0.44)	(0.03)	(1.48)	1.80
Total from Investment Operations	(0.01)	(0.19)	0.20	(1.26)	1.95
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.23)	(0.27)	(0.15)	(0.20)
Total Distributions Paid	(0.29)	(0.23)	(0.27)	(0.15)	(0.20)
Net Asset Value, End of Year	$10.86	$11.16	$11.58	$11.65	$13.06
Total Return(2)	0.00%	(1.66)%	1.67%	(9.34)%	17.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,718,336	$1,936,530	$2,144,269	$1,693,422	$1,614,849
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.30%	0.61%	0.72%
Expenses, before reimbursements and credits	0.44%	0.72%	0.73%	0.73%	0.72%
Net investment income, net of reimbursements and credits(3)	2.30%	2.25%	2.08%	1.90%	1.38%
Net investment income, before reimbursements and credits	2.16%	1.83%	1.65%	1.78%	1.38%
Portfolio Turnover Rate	23.08%	32.31%	26.98%	33.19%	40.61%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $5,000, $12,000, $3,000 and $8,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012, and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.39	$9.70	$8.38	$8.47	$7.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.22	0.24	0.18	0.17
Net realized and unrealized gains (losses)	0.96	(0.23)	1.40	(0.08)	1.10
Total from Investment Operations	1.28	(0.01)	1.64	0.10	1.27
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.26)	(0.30)	(0.32)	(0.19)	(0.17)
Total Distributions Paid	(0.26)	(0.30)	(0.32)	(0.19)	(0.17)
Net Asset Value, End of Year	$10.41	$9.39	$9.70	$8.38	$8.47
Total Return(2)	13.82%	0.03%	20.11%	1.42%	17.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,788,089	$1,388,286	$1,349,263	$728,356	$651,181
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.50%	0.50%	0.50%	0.61%	0.65%
Expenses, before reimbursements and credits	0.57%	0.73%	0.73%	0.74%	0.74%
Net investment income, net of reimbursements and credits(3)	2.98%	2.32%	2.52%	2.27%	2.01%
Net investment income, before reimbursements and credits	2.91%	2.09%	2.29%	2.14%	1.92%
Portfolio Turnover Rate	5.98%	9.14%	7.75%	5.02%	4.56%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $12,000, $33,000, $3,000 and $13,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	67	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.87	$10.20	$9.26	$9.37	$8.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.29	0.24	0.17	0.14
Net realized and unrealized gains (losses)	0.47	1.59	0.94	(0.12)	0.83
Total from Investment Operations	0.69	1.88	1.18	0.05	0.97
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.27)	(0.21)	(0.24)	(0.16)	(0.13)
Total Distributions Paid	(0.27)	(0.21)	(0.24)	(0.16)	(0.13)
Net Asset Value, End of Year	$12.29	$11.87	$10.20	$9.26	$9.37
Total Return(2)	5.82%	18.38%	13.13%	0.81%	11.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$220,201	$177,675	$134,737	$114,324	$99,201
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.31%	0.30%	0.30%	0.56%	0.65%
Expenses, before reimbursements and credits	0.47%	0.83%	0.87%	0.89%	0.91%
Net investment income, net of reimbursements and credits(3)	2.02%	2.70%	2.43%	2.08%	1.72%
Net investment income, before reimbursements and credits	1.86%	2.17%	1.86%	1.75%	1.46%
Portfolio Turnover Rate	5.99%	12.32%	19.17%	12.61%	28.77%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $2,000, $1,000 and $4,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$12.41	$10.78	$9.96	$10.88	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.33	0.25	0.28	0.23
Net realized and unrealized gains (losses)	(0.57)	1.54	0.83	(0.94)	0.77
Total from Investment Operations	(0.18)	1.87	1.08	(0.66)	1.00
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.45)	(0.24)	(0.26)	(0.26)	(0.21)
Total Distributions Paid	(0.45)	(0.24)	(0.26)	(0.26)	(0.21)
Net Asset Value, End of Year	$11.78	$12.41	$10.78	$9.96	$10.88
Total Return(2)	(1.30)%	17.32%	11.04%	(5.67)%	9.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,244,015	$4,608,961	$2,465,305	$1,669,734	$1,693,014
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.26%	0.25%	0.25%	0.40%	0.45%
Expenses, before reimbursements and credits	0.39%	0.61%	0.62%	0.62%	0.62%
Net investment income, net of reimbursements and credits(3)	2.91%	3.53%	2.97%	2.93%	2.32%
Net investment income, before reimbursements and credits	2.78%	3.17%	2.60%	2.71%	2.15%
Portfolio Turnover Rate	48.57%	40.72%	25.01%	30.63%	8.41%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $30,000, $14,000, $5,000 and $34,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	69	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

MID CAP INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.40	$14.96	$13.18	$13.07	$10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.20	0.18	0.12	0.10
Net realized and unrealized gains	1.81	2.91	2.07	0.09	2.65
Total from Investment Operations	2.02	3.11	2.25	0.21	2.75
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.17)	(0.17)	(0.10)	(0.10)
From net realized gains	(0.78)	(0.50)	(0.30)	—	—
Total Distributions Paid	(0.99)	(0.67)	(0.47)	(0.10)	(0.10)
Net Asset Value, End of Year	$18.43	$17.40	$14.96	$13.18	$13.07
Total Return(1)	11.98%	21.11%	17.56%	1.75%	26.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,664,307	$1,316,168	$980,340	$671,199	$519,014
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.25%	0.29%
Expenses, before reimbursements and credits	0.26%	0.50%	0.51%	0.52%	0.53%
Net investment income, net of reimbursements and credits(2)	1.27%	1.29%	1.47%	1.07%	1.02%
Net investment income, before reimbursements and credits	1.16%	0.94%	1.11%	0.80%	0.78%
Portfolio Turnover Rate	17.87%	12.72%	9.57%	12.07%	13.01%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $20,000, $29,000 and $15,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively, and approximately $21,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$12.38	$10.41	$9.16	$9.28	$7.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.12	0.13	0.08	0.06
Net realized and unrealized gains (losses)	0.82	2.43	1.33	(0.14)	1.82
Total from Investment Operations	0.95	2.55	1.46	(0.06)	1.88
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)	(0.10)	(0.15)	(0.06)	(0.06)
From net realized gains	(0.53)	(0.48)	(0.06)	—	—
Total Distributions Paid	(0.66)	(0.58)	(0.21)	(0.06)	(0.06)
Net Asset Value, End of Year	$12.67	$12.38	$10.41	$9.16	$9.28
Total Return(1)	8.02%	24.77%	16.24%	(0.53)%	25.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,055,543	$985,665	$763,112	$512,782	$442,254
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.29%	0.34%
Expenses, before reimbursements and credits	0.26%	0.51%	0.52%	0.53%	0.55%
Net investment income, net of reimbursements and credits(2)	1.14%	1.06%	1.60%	1.02%	0.85%
Net investment income, before reimbursements and credits	1.03%	0.70%	1.23%	0.78%	0.64%
Portfolio Turnover Rate	17.34%	15.62%	13.04%	16.51%	13.55%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $15,000, $24,000 and $10,000, which represent less than 0.005 per-cent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively and approximately $26,000, which represent 0.01 per-cent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	71	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

STOCK INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.17	$19.47	$17.46	$16.41	$14.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.46	0.43	0.37	0.28	0.26
Net realized and unrealized gains	2.45	3.76	2.01	1.05	1.94
Total from Investment Operations	2.91	4.19	2.38	1.33	2.20
LESS DISTRIBUTIONS PAID:
From net investment income	(0.46)	(0.42)	(0.37)	(0.28)	(0.26)
From net realized gains	(0.21)	(0.07)	—	—	—
Total Distributions Paid	(0.67)	(0.49)	(0.37)	(0.28)	(0.26)
Net Asset Value, End of Year	$25.41	$23.17	$19.47	$17.46	$16.41
Total Return(1)	12.59%	21.73%	13.83%	8.31%	15.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,969,686	$5,635,985	$4,830,786	$3,287,234	$2,233,947
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.20%	0.24%
Expenses, before reimbursements and credits	0.18%	0.38%	0.38%	0.39%	0.39%
Net investment income, net of reimbursements and credits(2)	1.89%	1.96%	2.17%	1.88%	1.85%
Net investment income, before reimbursements and credits	1.81%	1.68%	1.89%	1.69%	1.70%
Portfolio Turnover Rate	3.03%	8.16%	7.38%	2.73%	4.35%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $35,000, $71,000, $121,000 and $50,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively, and approximately $113,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

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NORTHERN FUNDS PROSPECTUS	73	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

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EQUITY INDEX FUNDS	74	NORTHERN FUNDS PROSPECTUS

EQUITY INDEX FUNDS

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NORTHERN FUNDS PROSPECTUS	75	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s web site at www.sec.gov (text-only).

■	Northern Funds’ web site at www.northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

EQUITY INDEX FUNDS	76	NORTHERN FUNDS PROSPECTUS	INDX PRO (7/15)

FIXED INCOME FUNDS

NORTHERN FUNDS PROSPECTUS

BOND INDEX FUND (NOBOX)

CORE BOND FUND (NOCBX)

FIXED INCOME FUND (NOFIX)

HIGH YIELD FIXED INCOME FUND (NHFIX)

SHORT BOND FUND (BSBAX)

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (NSIUX)

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND (NTAUX)

ULTRA-SHORT FIXED INCOME FUND (NUSFX)

U.S. GOVERNMENT FUND (NOUGX)

U.S. TREASURY INDEX FUND (BTIAX)

Prospectus dated July 31, 2015

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

3	FUND SUMMARIES

	3	BOND INDEX FUND

	7	CORE BOND FUND

	11	FIXED INCOME FUND

	15	HIGH YIELD FIXED INCOME FUND

	19	SHORT BOND FUND

	23	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	27	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	31	ULTRA-SHORT FIXED INCOME FUND

	35	U.S. GOVERNMENT FUND

	39	U.S. TREASURY INDEX FUND

42	BROAD-BASED SECURITIES MARKET INDICES

43	INVESTMENT ADVISER

44	MANAGEMENT FEES

46	FUND MANAGEMENT

47	OTHER FUND SERVICES

48	PURCHASING AND SELLING SHARES

	48	PURCHASING SHARES

	48	OPENING AN ACCOUNT

	49	SELLING SHARES

52	ACCOUNT POLICIES AND OTHER INFORMATION

59	DIVIDENDS AND DISTRIBUTIONS

60	TAX CONSIDERATIONS

62	SECURITIES, TECHNIQUES AND RISKS

	62	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	72	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	77	DISCLAIMERS

78	FINANCIAL HIGHLIGHTS

92	FOR MORE INFORMATION

FIXED INCOME FUNDS	2	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

FUND SUMMARIES

BOND INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the securities included in the Barclays U.S. Aggregate Bond Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.13%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.18%
Expense Reimbursement(4)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.16%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$56	$99	$228

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81.30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in bonds and other fixed-income securities included in the Barclays U.S. Aggregate Bond Index in weightings that approximate the relative composition of securities contained in the Index. The Fund will maintain a dollar-weighted average maturity consistent with the Index, which generally ranges between 5 to 10 years.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Barclays U.S. Aggregate Bond Index by using computer programs and statistical procedures. The Fund’s investment adviser will buy and sell securities in response to changes in the Barclays U.S. Aggregate Bond Index. Because the Fund will have fees and transaction expenses (while the Barclays U.S. Aggregate Bond Index has none), the Fund’s returns are likely to be below those of the Index.

NORTHERN FUNDS PROSPECTUS	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

BOND INDEX FUND

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the Barclays U.S. Aggregate Bond Index within a 0.95 correlation coefficient.

Barclays Capital, Inc. (“Barclays Capital”) does not endorse any of the securities in the Barclays U.S. Aggregate Bond Index and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed- income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

FIXED INCOME FUNDS	4	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

BOND INDEX FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is (0.08)%. For the periods shown in the bar chart above, the highest quarterly return was 5.08% in the fourth quarter of 2008, and the lowest quarterly return was (2.41)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	Since Inception
Bond Index Fund	2/27/07
Return before taxes		5.93%	4.25%	4.70%
Return after taxes on distributions		4.70%	2.98%	3.32%
Return after taxes on distributions and sale of Fund shares		3.36%	2.80%	3.13%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.97%	4.45%	4.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Bond Index Fund. Louis D’Arienzo, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have been managers of the Fund since February 2007 and July 2013, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

NORTHERN FUNDS PROSPECTUS	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

BOND INDEX FUND

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	6	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.38%
Other Expenses	0.10%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.08%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses(3)	0.51%
Expense Reimbursement(4)	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.44%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses, before waivers, reimbursements and credits and (2) expenses, net of waivers, reimbursements and credits, respectively, included in the Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$156	$278	$634

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 813.91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

NORTHERN FUNDS PROSPECTUS	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND

The Fund invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined by the Fund’s investment adviser to be of comparable quality. The Fund also may invest to a limited extent in U.S. dollar denominated investment grade obligations of foreign issuers. In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed- income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored entities if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The Fund commenced operations on March 29, 2001 as a separate portfolio (the

FIXED INCOME FUNDS	8	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

CORE BOND FUND

“Predecessor Core Bond Fund”) of Northern Institutional Funds. On November 16, 2012, the Predecessor Core Bond Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Core Bond Fund offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor Core Bond Fund’s Class A shares received shares of the Fund. The Predecessor Core Bond Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor Core Bond Fund prior to the Reorganization were assumed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the Reorganization is that of the Class A shares of the Predecessor Core Bond Fund.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is (0.23)%. For the periods shown in the bar chart above, the highest quarterly return was 4.28% in the third quarter of 2009, and the lowest quarterly return was (2.79)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Core Bond Fund	3/29/01
Return before taxes		6.10%	4.98%	4.95%	5.09%
Return after taxes on distributions		4.92%	3.42%	3.34%	3.38%
Return after taxes on distributions and sale of Fund shares		3.46%	3.30%	3.25%	3.30%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.97%	4.45%	4.71%	5.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Core Bond Fund. Bradley Camden, Vice President of Northern Trust Investments, Inc., and Daniel J. Personette, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since November 2011 and July 2013, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you

NORTHERN FUNDS PROSPECTUS	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND

purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	10	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.43%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses(3)	0.49%
Expense Reimbursement(4)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.47%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$155	$272	$614

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 663.50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock, convertible securities and loan participations;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

The Fund primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating

NORTHERN FUNDS PROSPECTUS	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FIXED INCOME FUND

Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest to a limited extent in obligations of foreign issuers and in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

INFLATION RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored entities if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

FIXED INCOME FUNDS	12	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

FIXED INCOME FUND

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is (0.07)%. For the periods shown in the bar chart above, the highest quarterly return was 4.31% in the fourth quarter of 2008, and the lowest quarterly return was (2.83)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Fixed Income Fund	4/01/94
Return before taxes		6.19%	4.98%	4.58%	5.50%
Return after taxes on distributions		4.83%	3.35%	3.03%	3.52%
Return after taxes on distributions and sale of Fund shares		3.49%	3.24%	2.96%	3.48%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.97%	4.45%	4.71%	5.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fixed Income Fund. Bradley Camden, Vice President of Northern Trust Investments, Inc., and Daniel J. Personette, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since November 2011 and July 2013, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

NORTHERN FUNDS PROSPECTUS	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FIXED INCOME FUND

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	14	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income. In doing so, the Fund also may consider the potential for capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.76%
Other Expenses	0.05%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.03%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.82%
Expense Reimbursement(4)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.81%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.80%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$261	$454	$1,013

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed-income securities (commonly referred to as “junk bonds”). These may include:

■	Obligations of U.S. and foreign corporations and banks;

■	Obligations of state, local and foreign governments;

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. or foreign governments, their agencies or instrumentalities;

■	Senior and subordinated bonds and debentures;

■	Zero coupon, pay-in-kind and capital appreciation bonds;

■	Convertible securities, preferred stock, structured securities and loan participations;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in debt or convertible securities; and

■	Repurchase agreements relating to the above instruments.

NORTHERN FUNDS PROSPECTUS	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND

Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Unrated securities will be of comparable quality as determined by the Fund’s investment adviser.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed-income securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Although the Fund primarily invests in the debt obligations of domestic issuers, it may make limited investments in the securities of foreign issuers.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The Fund’s investment adviser also may consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests in investment grade instruments.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you

FIXED INCOME FUNDS	16	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND

may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover may lead to increased Fund expenses resulting in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 2.31%. For the periods shown in the bar chart above, the highest quarterly return was 10.22% in the second quarter of 2009, and the lowest quarterly return was (11.14)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
High Yield Fixed Income Fund	12/31/98
Return before taxes		2.11%	8.32%	6.19%	6.15%
Return after taxes on distributions		(0.96)%	5.30%	3.28%	3.04%
Return after taxes on distributions and sale of Fund shares		1.50%	5.28%	3.60%	3.38%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)		2.46%	8.98%	7.73%	7.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the High Yield Fixed Income Fund. Richard J. Inzunza, Senior Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since August 2007. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except

NORTHERN FUNDS PROSPECTUS	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND

for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	18	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

SHORT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.38%
Other Expenses	0.05%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.03%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.44%
Expense Reimbursement(4)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.41%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses, before waivers, reimbursements and credits and (2) expenses, net of waivers, reimbursements and credits, respectively, included in the Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$138	$243	$552

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 277.34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock, convertible securities and loan participations;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

Although the Fund primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical

NORTHERN FUNDS PROSPECTUS	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT BOND FUND

Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser), it may invest to a limited extent in obligations of foreign issuers and in junk bonds.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and three years.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed- income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FIXED INCOME FUNDS	20	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

SHORT BOND FUND

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The Fund commenced operations on January 11, 1993 as a separate portfolio (the “Predecessor Short Bond Fund”) of Northern Institutional Funds. On November 16, 2012, the Predecessor Short Bond Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Short Bond Fund offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor Short Bond Fund’s Class A shares received shares of the Fund. The Predecessor Short Bond Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor Short Bond Fund prior to the Reorganization were assumed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the Reorganization is that of the Class A shares of the Predecessor Short Bond Fund.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.75%. For the periods shown in the bar chart above, the highest quarterly return was 3.02% in the fourth quarter of 2008, and the lowest quarterly return was (1.06)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Short Bond Fund	1/11/93
Return before taxes		0.59%	2.03%	2.92%	4.30%
Return after taxes on distributions		0.01%	1.34%	1.92%	2.55%
Return after taxes on distributions and sale of Fund shares		0.34%	1.30%	1.88%	2.59%
Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)		0.77%	1.41%	2.85%	4.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Short Bond Fund. Bradley Camden, Vice President of Northern Trust Investments, Inc., and Michael T. Doyle, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since November 2010 and July 2013, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except

NORTHERN FUNDS PROSPECTUS	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT BOND FUND

for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	22	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.38%
Other Expenses	0.09%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.07%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.48%
Expense Reimbursement(4)	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.41%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$147	$262	$597

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 670.75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

■	U.S. Treasury bills, notes and bonds;

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;

■	Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

■	Repurchase agreements collateralized by the above instruments; and

NORTHERN FUNDS PROSPECTUS	23	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

■	Structured debt securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

The Fund also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between two and five years.

The Fund makes significant investments in securities issued by U.S. government-sponsored entities. Obligations issued by U.S. government-sponsored entities are neither issued nor guaranteed by the U.S. Treasury and therefore are not backed by the full faith and credit of the United States.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

INFLATION RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

FIXED INCOME FUNDS	24	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.98%. For the periods shown in the bar chart above, the highest quarterly return was 4.69% in the fourth quarter of 2008, and the lowest quarterly return was (1.59)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Short-Intermediate U.S. Government Fund	10/01/99
Return before taxes		0.94%	1.40%	2.54%	3.36%
Return after taxes on distributions		0.71%	0.58%	1.52%	2.11%
Return after taxes on distributions and sale of Fund shares		0.53%	0.81%	1.61%	2.15%
Barclays 1-5 Year U.S. Government Index (reflects no deduction for fees, expenses, or taxes)		1.18%	1.75%	3.12%	3.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Short-Intermediate U.S. Government Fund. Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brian W. Hart, Officer of Northern Trust Investments, Inc., have been managers of the Fund since July 2013 and November 2011, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

NORTHERN FUNDS PROSPECTUS	25	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	26	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income), adjusted for the federal maximum tax rate, to the extent consistent with preservation of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.23%
Other Expenses	0.03%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$83	$145	$330

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131.54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

■	Obligations of state, local and foreign governments;

■	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

■	Commercial paper and other obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities; and

■	Repurchase agreements relating to the above instruments.

The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). The Fund’s average portfolio quality is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.

The Fund is not a money market fund, and its share price will fluctuate.

The Fund seeks to balance investment considerations to achieve a best net after-tax total return for an investor in the maximum federal tax bracket. The tax-advantaged strategies used by the Fund include analyzing after-tax returns of different securities in the fixed-income market and seeking best net after-tax yield and total return opportunities in both taxable and tax-exempt securities. For example, during certain market cycles a two-year corporate security may offer a significantly higher yield to maturity both gross of taxes and net of the highest federal tax rate versus a two-year tax-exempt municipal security. In this situation, the Fund may purchase the corporate security if a

NORTHERN FUNDS PROSPECTUS	27	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

clear net of tax yield advantage can be determined over tax-exempt municipal alternatives. The Adviser will seek to capture such net of tax yield advantages on an opportunistic basis within the Fund’s maturity limitations.

The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as private activity bonds), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less. The Fund’s investment adviser may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on the Fund’s investment adviser’s interest rate outlook or adverse market conditions.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds, revenue obligation bonds, and other municipal securities, treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable net after-tax return in light of these risks.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

INFLATION RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

FIXED INCOME FUNDS	28	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.18%. For the periods shown in the bar chart above, the highest quarterly return was 0.63% in the first quarter of 2012, and the lowest quarterly return was (0.24)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	Since Inception
Tax-Advantaged Ultra-Short Fixed Income Fund	06/18/09
Return before taxes		0.52%	0.97%	1.11%
Return after taxes on distributions		0.37%	0.80%	0.93%
Return after taxes on distributions and sale of Fund shares		0.42%	0.77%	0.87%
BofA Merrill Lynch 6-12 Month Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		0.32%	0.51%	0.56%
BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		0.72%	1.29%	1.54%
75% BofA Merrill Lynch 6-12 Month Municipal Securities Index and 25% BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		0.42%	0.70%	0.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax-Advantaged Ultra-Short Fixed Income Fund. Patrick D. Quinn, Vice President of Northern Trust Investments, Inc., and Jason R. Gookin, Second Vice President of Northern Trust Investments, Inc., have been managers of the Fund since May 2009 and January 2013, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

NORTHERN FUNDS PROSPECTUS	29	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that a portion of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of the exempt-interest dividends paid by the Fund. Tax exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	30	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income) to the extent consistent with preservation of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.23%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Total Annual Fund Operating Expenses	0.27%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$85	$150	$341

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

■	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

■	Obligations of state, local and foreign governments;

■	Commercial paper and other obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities; and

■	Repurchase agreements relating to the above instruments.

The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). The Fund’s average portfolio is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.

The Fund is not a money market fund, and its share price will fluctuate.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of these risks.

NORTHERN FUNDS PROSPECTUS	31	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less. The Fund’s investment adviser may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on the Fund’s investment adviser’s interest rate outlook or adverse market conditions. The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

INFLATION RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

FIXED INCOME FUNDS	32	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.59%. For the periods shown in the bar chart above, the highest quarterly return was 1.20% in the first quarter of 2012, and the lowest quarterly return was (0.32)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	Since Inception
Ultra-Short Fixed Income Fund	06/18/09
Return before taxes		0.55%	1.23%	1.37%
Return after taxes on distributions		0.20%	0.85%	0.99%
Return after taxes on distributions and sale of Fund shares		0.33%	0.80%	0.91%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index (reflects no deduction for fees, expenses, or taxes)		0.18%	0.42%	0.47%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Ultra-Short Fixed Income Fund. Carol H. Sullivan, Senior Vice President of Northern Trust Investments, Inc., and Christi Fletcher, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since May 2009 and April 2012, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

NORTHERN FUNDS PROSPECTUS	33	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	34	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.38%
Other Expenses	0.43%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.41%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.82%
Expense Reimbursement(4)	(0.37)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.45%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$225	$419	$979

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 545.92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking a high level of current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

■	U.S. Treasury bills, notes and bonds;

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;

■	Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

■	Repurchase agreements collateralized by the above instruments; and

■	Structured debt securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

The Fund also may make limited investments in the obligations of supranational organizations (such as the World Bank).

NORTHERN FUNDS PROSPECTUS	35	FIXED INCOME FUNDS

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and ten years.

The Fund makes significant investments in securities issued by U.S. government-sponsored entities. Obligations issued by U.S. government-sponsored entities are neither issued nor guaranteed by the U.S. Treasury and therefore are not backed by the full faith and credit of the United States.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

INFLATION RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

FIXED INCOME FUNDS	36	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.93%. For the periods shown in the bar chart above, the highest quarterly return was 6.60% in the fourth quarter of 2008, and the lowest quarterly return was (2.38)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
U.S. Government Fund	4/01/94
Return before taxes		2.32%	2.36%	3.18%	4.43%
Return after taxes on distributions		1.95%	1.33%	1.92%	2.74%
Return after taxes on distributions and sale of Fund shares		1.31%	1.48%	2.02%	2.78%
Barclays Intermediate U.S. Government Bond Index (reflects no deduction for fees, expenses, or taxes)		2.52%	2.78%	3.76%	5.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Government Fund. Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brian W. Hart, Officer of Northern Trust Investments, Inc., have been managers of the Fund since July 2013 and November 2011, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

NORTHERN FUNDS PROSPECTUS	37	FIXED INCOME FUNDS

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FIXED INCOME FUNDS	38	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

U.S. TREASURY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the performance of the Barclays U.S. Treasury Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.13%
Other Expenses	0.16%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.14%
Total Annual Fund Operating Expenses	0.29%
Expense Reimbursement(2)	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.16%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$80	$150	$355

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Barclays U.S. Treasury Index. The Fund will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Barclays U.S. Treasury Index.

The Barclays U.S. Treasury Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of May 29, 2015, the duration of the Barclays U.S. Treasury Index was 5.69 years.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Barclays U.S. Treasury Index using computer programs and statistical procedures. Because the Fund will have fees and transaction expenses (while the Barclays U.S. Treasury Index has none), returns are likely to be below those of the Barclays U.S. Treasury Index.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the Barclays U.S. Treasury Index within a 0.95 correlation coefficient.

Barclays Capital, Inc. (“Barclays Capital”) does not endorse any of the securities in the Barclays U.S. Treasury Index. It is not a sponsor of the Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

NORTHERN FUNDS PROSPECTUS	39	FIXED INCOME FUNDS

FIXED INCOME FUNDS

U.S. TREASURY INDEX FUND

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed- income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The Fund commenced operations on January 11, 1993 as a separate portfolio (the “Predecessor U.S. Treasury Index Fund”) of Northern Institutional Funds. On November 16, 2012, the Predecessor U.S. Treasury Index Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor U.S. Treasury Index Fund offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor U.S. Treasury Index Fund’s Class A shares received shares of the Fund. The Predecessor U.S. Treasury Index Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor U.S. Treasury Index Fund prior to the Reorganization were assumed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the Reorganization is that of the Class A shares of the Predecessor U.S. Treasury Index Fund.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is (0.03)%. For the periods shown in the bar chart above, the highest quarterly return was 8.80% in the fourth quarter of 2008, and the lowest quarterly return was (3.04)% in the second quarter of 2009.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
U.S. Treasury Index Fund	1/11/93
Return before taxes		4.87%	3.68%	4.21%	5.47%
Return after taxes on distributions		4.19%	2.70%	2.97%	3.67%
Return after taxes on distributions and sale of Fund shares		2.82%	2.69%	2.93%	3.61%
Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)		5.05%	3.91%	4.38%	5.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FIXED INCOME FUNDS	40	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

U.S. TREASURY INDEX FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Treasury Index Fund. Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have been managers of the Fund since July 2013 and September 2009, respectively. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	41	FIXED INCOME FUNDS

FIXED INCOME FUNDS

BROAD-BASED SECURITIES MARKET INDICES

THE BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

THE BARCLAYS U.S. AGGREGATE BOND INDEX is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. It is a version of the Barclays High Yield Corporate Bond Index except it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

THE BARCLAYS U.S. TREASURY INDEX is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

THE BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

THE BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

THE BofA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt, publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least six months and less than twelve months remaining term to final maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

THE BofA MERRILL LYNCH 1-3 YEAR US GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt, general obligations, publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

THE BofA MERRILL LYNCH 1-YEAR U.S. TREASURY NOTE INDEX is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

FIXED INCOME FUNDS	42	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

INVESTMENT ADVISER

This Prospectus describes the ten taxable fixed-income funds (each a “Fund,” collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

NORTHERN FUNDS PROSPECTUS	43	FIXED INCOME FUNDS

FIXED INCOME FUNDS

MANAGEMENT FEES

Shareholders of each Fund have approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first two tables below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the last two tables below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund. The first two tables also reflect the advisory fees and management fees paid by each of the Funds for the fiscal year ended March 31, 2015 (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under “Fees and Expenses of the Fund in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Management Agreement will be available in the Funds’ semi-annual report to shareholders for the six-month period ending September 30, 2015.

Fund	Contractual Management Fee Rate Effective 6/30/14	Advisory/Management Fees Paid for Fiscal Year Ended 3/31/2015
BOND INDEX	0.13%	0.13%
U.S. TREASURY INDEX	0.13%	0.18%

	Contractual Management Fee Rate Effective 6/30/14			Advisory/Management Fees Paid for Fiscal Year Ended 3/31/2015
Fund	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
CORE BOND	0.38%	0.369%	0.358%	0.38%
FIXED INCOME	0.43%	0.417%	0.404%	0.42%
HIGH YIELD FIXED INCOME	0.79%	0.766%	0.743%	0.73%
SHORT BOND	0.38%	0.369%	0.358%	0.38%
SHORT-INTERMEDIATE U.S. GOVERNMENT	0.38%	0.369%	0.358%	0.39%
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	0.23%	0.223%	0.216%	0.21%
ULTRA-SHORT FIXED INCOME	0.23%	0.223%	0.216%	0.21%
U.S. GOVERNMENT	0.38%	0.369%	0.358%	0.46%

Fund	Contractual Advisory Fee Rate Prior to 6/30/14
BOND INDEX	0.15%
U.S. TREASURY INDEX	0.30%

FIXED INCOME FUNDS	44	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

	Contractual Advisory Fee Rate Prior to 6/30/14
Fund	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
CORE BOND	0.40%	0.38%	0.36%
FIXED INCOME	0.40%	0.38%	0.36%
HIGH YIELD FIXED INCOME	0.70%	0.66%	0.63%
SHORT BOND	0.40%	0.38%	0.36%
SHORT-INTERMEDIATE U.S. GOVERNMENT	0.40%	0.38%	0.36%
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	0.15%	0.141%	0.135%
ULTRA-SHORT FIXED INCOME	0.15%	0.141%	0.135%
U.S. GOVERNMENT	0.70%	0.66%	0.63%

NORTHERN FUNDS PROSPECTUS	45	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.

The managers for the Bond Index Fund are Louis D’Arienzo, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc. Mr. D’Arienzo and Mr. Ferguson have been managers of the Fund since February 2007 and July 2013, respectively. Mr. D’Arienzo joined Northern Trust Investments, Inc. in February 2003 and has been a senior portfolio manager in Northern’s Fixed Income Index group responsible for managing passive fixed-income accounts. Mr. Ferguson joined Northern Trust Investments, Inc. in November 2007 and is an Associate Fixed Income Fund Manager and has managed various fixed income accounts.

The managers for the Core Bond Fund and the Fixed Income Fund are Bradley Camden, Vice President of Northern Trust Investments, Inc., and Daniel J. Personette, Vice President of Northern Trust Investments, Inc. Mr. Camden and Mr. Personette have been managers of the Funds since November 2011 and July 2013, respectively. Mr. Camden joined Northern Trust Investments, Inc. in 2005 and has assisted in the management of various fixed-income funds. Mr. Personette joined Northern Trust Investments, Inc. in 1996 and has managed various fixed income portfolios.

The manager for the High Yield Fixed Income Fund is Richard J. Inzunza, Senior Vice President of Northern Trust Investments, Inc. Mr. Inzunza has been a manager since August 2007. Mr. Inzunza rejoined Northern Trust Investments, Inc. in August 2007 as a senior fixed income portfolio manager, after serving as senior fundamental analyst at Vanderbilt Capital Advisors from April 2007. From December 2004 to 2007, he was a senior analyst at Northern Trust Investments, Inc.

The managers for the Short Bond Fund are Bradley Camden, Vice President of Northern Trust Investments, Inc., and Michael T. Doyle, Vice President of Northern Trust Investments, Inc. Mr. Camden and Mr. Doyle have been managers of the Fund since November 2010 and July 2013, respectively. Mr. Doyle joined Northern Trust Investments, Inc. in 2000 and is a senior portfolio manager in the active long duration fixed income group, responsible for trading corporate debt.

The managers for the Short-Intermediate U.S. Government Fund and the U.S. Government Fund are Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brian W. Hart, Officer of Northern Trust Investments, Inc. Mr. Chico and Mr. Hart have been managers of the Funds since July 2013 and November 2011, respectively. Mr. Chico joined Northern Trust Investments, Inc. in 2005 and is a member of the active long duration strategy team and responsible for quantitatively managing and trading fixed income accounts. Mr. Hart joined Northern Trust Investments, Inc. in 2009 and is an associate portfolio manager on the taxable long duration team.

The managers for the Tax-Advantaged Ultra-Short Fixed Income Fund are Patrick D. Quinn and Jason R. Gookin. Mr. Quinn is a Vice President of Northern Trust Investments, Inc. and has been a manager of the Fund since May 2009. Mr. Quinn is also a Senior Portfolio Manager in the Ultra-Short Fixed Income Group, which he joined in 2001. Prior to joining the Ultra-Short Fixed Income Group, Mr. Quinn was the Portfolio Manager of the Northern Collective Short Term Investment Fund since 1997. Mr. Gookin is a Second Vice President of Northern Trust Investments, Inc. and has been a manager of the Fund since January 2013. Mr. Gookin joined Northern Trust Investments, Inc. in 2006 and is the principal trader for municipal securities for the Ultra-Short Fixed Income Group.

The managers for the Ultra-Short Fixed Income Fund are Carol H. Sullivan and Christi Fletcher. Ms. Sullivan has been a manager of the Fund since May 2009. See the Tax-Advantaged Ultra-Short Fixed Income Fund above for additional information about Ms. Sullivan. Ms. Fletcher is a Vice President of Northern Trust Investments, Inc. and has been a manager of the Fund since April 2012. Ms. Fletcher joined Northern Trust Investments, Inc. in 2010. From 2004 to 2010, Ms. Fletcher worked as a portfolio manager and credit analyst at SGI/Rydex Investments.

The managers for the U.S. Treasury Index Fund are Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc. Mr. Chico and Mr. Ferguson have been managers of the Fund since July 2013 and September 2009, respectively.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).

FIXED INCOME FUNDS	46	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Funds.

TNTC, as Transfer Agent, is entitled to transfer agent fees of 0.015% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

Pursuant to the same exemptive order, each Fund invests its uninvested cash in a money market fund advised by one or more of the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. Currently, the uninvested cash of the Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund and Ultra-Short Fixed Income Fund is invested in the Northern Institutional Diversified Assets Portfolio, the uninvested cash of the Tax-Advantaged Ultra-Short Fixed Income Fund is invested in the Northern Institutional Tax-Exempt Portfolio, and the uninvested cash of the Short-Intermediate U.S. Government Fund, U.S. Government Fund, and U.S. Treasury Index Fund is invested in the Northern Institutional U.S. Government Portfolio. The aggregate annual rate of management, transfer agent and custody fees payable to the Investment Adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio, Northern Institutional Tax-Exempt Portfolio or the Northern Institutional U.S. Government Portfolio is 0.35%. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

NORTHERN FUNDS PROSPECTUS	47	FIXED INCOME FUNDS

FIXED INCOME FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fits your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including additional fixed-income, asset allocation, equity, equity index and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 57.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 57 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

■	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 56.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

■	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

■	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

FIXED INCOME FUNDS	48	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment in each of the Funds is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 57 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

NORTHERN FUNDS PROSPECTUS	49	FIXED INCOME FUNDS

FIXED INCOME FUNDS

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS.

If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

■	The proceeds are to be sent elsewhere than the address of record, or

■	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

FIXED INCOME FUNDS	50	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

■

Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the High Yield Fixed Income Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

NORTHERN FUNDS PROSPECTUS	51	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each Fund. Fund shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 56.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost, which, according to the Investment Adviser, approximates fair value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable
Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Funds from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 56.

■	If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account

FIXED INCOME FUNDS	52	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The High Yield Fixed Income Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

■

Redemptions where the shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts;

■	Redemptions initiated by the Fund; and

■	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. The Fund also reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact

NORTHERN FUNDS PROSPECTUS	53	FIXED INCOME FUNDS

FIXED INCOME FUNDS

these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 56.

EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same

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Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Fund.

In addition, the High Yield Fixed Income Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 53. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event,

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consider sending your request in writing or follow the procedures found on pages 49 or 50 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day. In addition, the Board of Trustees of the Funds also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual

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event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit www.northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of calendar quarter-end, except for the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, which will be current as of month-end, will be available on the Trust’s web site at www.northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the web site at least until the Funds file

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with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
BOND INDEX	Declared daily, paid monthly	Annually
CORE BOND	Declared daily, paid monthly	Annually
FIXED INCOME	Declared daily, paid monthly	Annually
HIGH YIELD FIXED INCOME	Declared daily, paid monthly	Annually
SHORT BOND	Declared daily, paid monthly	Annually
SHORT-INTERMEDIATE U.S. GOVERNMENT	Declared daily, paid monthly	Annually
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually
ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually
U.S. GOVERNMENT	Declared daily, paid monthly	Annually
U.S. TREASURY INDEX	Declared daily, paid monthly	Annually

*	Shares of Funds that declare dividends daily are entitled to the dividends declared, if any, by a Fund beginning on the next Business Day after the purchase order is executed.

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss), and substantially all of its tax-exempt income. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including dividends derived from short-term capital gains and ordinary income, will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The maximum long-term capital gain rate applicable to individuals is currently 20%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) will be subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

The Tax-Advantaged Ultra-Short Fixed Income Fund expects to pay “exempt-interest dividends” that generally are exempt from regular federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount” and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends also will be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

You should note that the Funds do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. Therefore, dividends paid by the Funds will also not be eligible for the dividends-received deduction for corporate shareholders.

You should also note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 31 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Funds are required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial

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advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were purchased with borrowed funds.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then the Trust will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest or dividends from companies whose securities are held by a Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

For taxable years of the Funds beginning before January 1, 2015, dividends reported as short-term capital gain dividends or interest related dividends are not subject to U.S. withholding tax.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

In addition, the Funds are required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information relating to the Funds is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to a Fund’s investment objective. Any changes to a Fund’s investment objective may result in a Fund having an investment objective different from the investment objective that the shareholder considered appropriate at the time of investment in the Fund.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans.

INVESTMENT STRATEGY. The Bond Index Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government. The other Funds, except for the U.S. Treasury Index Fund, may purchase these and other types of asset-backed securities. The Funds, except for the Bond Index Fund, U.S. Government Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Treasury Index Fund may also invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities that are held by a Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. Credit supports generally apply only to a fraction of a security’s value. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced.

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In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Funds invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

CYBER SECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their investment adviser, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in a Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

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INVESTMENT STRATEGY. The Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may each acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities held by a Fund.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Treasury Index Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Funds’ net assets.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Although they invest primarily in the securities of U.S. issuers, the Fixed Income Fund, High Yield Fixed Income Fund and Short Bond Fund are permitted to invest up to 25% of their total assets in foreign securities, including a portion in ADRs, EDRs and GDRs. The Bond Index Fund may invest to a moderate extent in foreign securities, including ADRs, EDRs and GDRs. These Funds also may invest in foreign time deposits and other short-term instruments. The Short-Intermediate U.S. Government Fund and the U.S. Government Fund may make limited investments (but in no event more than 20% of their respective net assets) in supranational obligations. The Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest in foreign fixed-income securities, including ADRs, foreign time deposits and other short-term instruments. The Core Bond Fund may invest up to 25% of its total assets in the U.S. dollar denominated securities of foreign issuers.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency

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generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa.

Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

A Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. A Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

The Funds may operate in euros and/or hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities in which a Fund has invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging

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populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. For each Fund except the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, these investments may also be used to seek to increase total return.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

INFLATION RISK is the risk that a Fund may be required to liquidate certain investments when it is not advantageous to do so in order to make distributions to shareholders. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Fund may be required to make annual distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

INTEREST RATES. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying

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security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. Each Fund except the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio,” and together the “Portfolios”) and to lend money to other funds in the Trust, for temporary or emergency purposes. Northern Trust Investments, Inc. is the Investment Adviser to the Funds and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives or provides an equal or lower interest rate than is available from a bank for a comparable transaction; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one fund shall not exceed 5% of the Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by Standard & Poor’s Rating Services (“S&P”);

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the

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Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. All of the Funds invest in fixed-income securities and some in convertible securities to the extent consistent with their respective investment objectives and strategies. The Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund invests principally in fixed-income securities that are rated at the time of purchase as investment grade. Except as stated in the section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the other Funds generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of capital.

LARGE SHAREHOLDER AND REDEMPTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Recently, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Funds.

MATURITY RISK. Each Fund normally will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

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Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

A Fund may acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and will not intend to exercise its rights for trading purposes.

INVESTMENT STRATEGY. The Funds, except the Bond Index Fund, may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

In addition, when a substantial portion of a Fund’s assets is invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The High Yield Fixed Income Fund may invest without limitation in non-investment grade securities, including convertible securities. Although they invest primarily in investment grade securities, the Bond Index Fund, Short Bond Fund and Fixed Income Fund may invest up to 20% of their total assets, measured at the time of purchase, in non-investment grade fixed-income securities, and in convertible securities in the case of the Short Bond Fund and Fixed Income Fund, when the Investment Adviser determines that such securities are desirable in light of the Funds’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest

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continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or (in the case of the Bond Index Fund, Fixed Income Fund, High Yield Fixed Income Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund) the yield differential between two securities. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PORTFOLIO TURNOVER. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” on page 64). The Funds intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the

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Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

A Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the U.S. Treasury Index Fund, a Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

TRACKING RISK. The Bond Index Fund and U.S. Treasury Index Fund both seek to track the performance of its benchmark index.

INVESTMENT STRATEGY. Under normal market conditions, NTI expects that the quarterly performance of the Bond Index Fund, before expenses, will track the performance of its benchmark, the Barclays U.S. Aggregate Bond Index, within a 0.95 correlation coefficient.

Under normal market conditions, the Investment Adviser expects that the quarterly performance of the U.S. Treasury Index Fund, before expenses, will track the performance of its benchmark, the Barclays U.S. Treasury Index, within a 0.95 correlation coefficient.

SPECIAL RISKS. The Bond Index Fund and U.S. Treasury Index Fund are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent the Bond Index Fund and U.S. Treasury Index Fund from achieving their investment objectives.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government

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or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and, except for the U.S. Treasury Index Fund, also may invest in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the

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investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and/or (c) the securities may not be returned to the Fund.

DERIVATIVES. The Funds may purchase certain “derivative” instruments for hedging or, in the case of each Fund except the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, for speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, structured securities (including CMOs and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”) and, in the case of each Fund except the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, forward currency contracts.

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. Each Fund, except the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain). The Bond Index Fund intends to use derivatives to hedge cash positions pending investments. The Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund also may use derivatives in anticipation of purchases of securities.

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s loss may be greater if it invests in derivatives than if its invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. The Bond Index Fund, to the extent consistent with its investment objective and strategies, and the Fixed Income Fund, High Yield Fixed Income Fund and Short Bond Fund may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds, except the Bond Index Fund, Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Treasury Index Fund, may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Fixed Income Fund and the High Yield Fixed Income Fund also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the Investment Adviser, and no Fund is required to hedge its foreign currency positions.

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SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A

Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and other exchange-traded funds (“ETFs”). Other investment companies in which the Funds may invest include other funds for which the Investment Adviser or any of its affiliates serves as investment adviser.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by the Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in

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“creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

LENDING OF SECURITIES. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.

INVESTMENT STRATEGY. The Fixed Income Fund, High Yield Fixed Income Fund and Short Bond Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller’s share of the loan.

SPECIAL RISKS. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where a Fund purchases a loan assignment or participation from another lender, the Fund also is subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds, except the U.S. Treasury Index Fund, may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of

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such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds (except the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund) may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. The Bond Index Fund and High Yield Fixed Income Fund may make short sales against-the-box.

SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies, although the Bond Index Fund does not invest in structured securities the value of which are determined by specific currencies, interest rates or commodities.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect a Fund’s NAV. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured security.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

FIXED INCOME FUNDS	76	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.

These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

DISCLAIMERS

The Bond Index Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Barclays U.S. Aggregate Bond Index, or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Barclays U.S. Aggregate Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Barclays U.S. Aggregate Bond Index or any data included therein.

The U.S. Treasury Index Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Barclays U.S. Treasury Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Barclays U.S. Treasury Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Barclays U.S. Treasury Index or any data included therein.

NORTHERN FUNDS PROSPECTUS	77	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND’S OPERATION).

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

The Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund commenced operations on March 29, 2001, January 11, 1993 and January 11, 1993, respectively, as separate portfolios (collectively, the “Predecessor Funds”) of Northern Institutional Funds. On November 16, 2012, the Predecessor Funds were reorganized into the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Funds offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor Funds’ Class A shares received shares of the corresponding Funds.

The information with respect to the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund for the fiscal year ended March 31, 2015 has been derived from the Funds’ financial statements for the fiscal year ended March 31, 2015 that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ shareholder report dated March 31, 2015, which is available upon request and without charge. On March 31, 2013, the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund’s fiscal year end changed from November 30 to March 31. Information for periods prior to November 16, 2012 is that of Class A shares of the Predecessor Funds. Information for the fiscal years ended November 30, 2011 and 2010 was audited by the Predecessor Funds’ former independent registered public accounting firm.

FIXED INCOME FUNDS	78	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.54	$10.87	$10.86	$10.46	$10.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.25	0.27	0.31	0.34
Net realized and unrealized gains (losses)	0.32	(0.29)	0.12	0.48	0.15
Total from Investment Operations	0.59	(0.04)	0.39	0.79	0.49
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.28)	(0.29)	(0.32)	(0.35)
From net realized gains	(0.01)	(0.01)	(0.09)	(0.07)	(0.07)
Total Distributions Paid	(0.29)	(0.29)	(0.38)	(0.39)	(0.42)
Net Asset Value, End of Year	$10.84	$10.54	$10.87	$10.86	$10.46
Total Return(1)	5.64%	(0.31)%	3.62%	7.65%	4.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,728,675	$2,248,542	$2,636,178	$2,490,348	$1,960,060
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.14%	0.21%	0.23%
Expenses, before reimbursements and credits	0.23%	0.44%	0.44%	0.44%	0.44%
Net investment income, net of reimbursements and credits(2)	2.44%	2.43%	2.45%	2.86%	3.14%
Net investment income, before reimbursements and credits	2.36%	2.14%	2.15%	2.63%	2.93%
Portfolio Turnover Rate	81.30%	88.79%	100.20%	129.27%	121.58%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, $101,000, $296,000, $169,000 and $479,000, which represent less than 0.005, 0.005, 0.01, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	79	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015		FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010
Net Asset Value, Beginning of Period	$10.27		$10.55		$10.96		$10.74		$10.64		$10.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.24		0.08		0.29		0.32		0.37
Net realized and unrealized gains (losses)	0.42		(0.26)		(0.10)		0.56		0.22		0.28
Total from Investment Operations	0.62		(0.02)		(0.02)		0.85		0.54		0.65
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.25)		(0.10)		(0.32)		(0.32)		(0.37)
From net realized gains	(0.06)		(0.01)		(0.29)		(0.31)		(0.12)		—
Total Distributions Paid	(0.27)		(0.26)		(0.39)		(0.63)		(0.44)		(0.37)
Net Asset Value, End of Period	$10.62		$10.27		$10.55		$10.96		$10.74		$10.64
Total Return(1)	6.04%		0.02%		(0.33)%		8.25%		5.31%		6.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$223,549		$104,195		$77,663		$85,447		$93,371		$100,451
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.40	%(3)	0.40	%(3)	0.39	%(3)	0.35	%(3)	0.32	%(3)	0.36%
Expenses, before waivers, reimbursements and credits	0.53%		0.84%		0.89%		0.68%		0.62%		0.64%
Net investment income, net of waivers, reimbursements and credits	1.86	%(3)	2.32	%(3)	2.44	%(3)	2.72	%(3)	2.99	%(3)	3.43%
Net investment income, before waivers, reimbursements and credits	1.73%		1.88%		1.94%		2.39%		2.69%		3.15%
Portfolio Turnover Rate	813.91%		1,163.54%		417.78%		704.37%		851.07%		765.28%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $5,000, $5,000, $4,000, $9,000, and $36,000, which represent less than 0.005, 0.01, 0.01, 0.01, and 0.04 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

FIXED INCOME FUNDS	80	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.24	$10.54	$10.46	$10.14	$10.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.30	0.29	0.27	0.30
Net realized and unrealized gains (losses)	0.30	(0.22)	0.34	0.47	0.20
Total from Investment Operations	0.59	0.08	0.63	0.74	0.50
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.30)	(0.32)	(0.32)	(0.28)	(0.30)
From net realized gains	—	(0.06)	(0.23)	(0.14)	(0.31)
Total Distributions Paid	(0.30)	(0.38)	(0.55)	(0.42)	(0.61)
Net Asset Value, End of Year	$10.53	$10.24	$10.54	$10.46	$10.14
Total Return(2)	5.78%	0.85%	6.02%	7.48%	4.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,929,692	$1,487,531	$1,754,426	$1,658,673	$1,112,234
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.44%	0.43%	0.75%	0.85%
Expenses, before reimbursements and credits	0.52%	0.69%	0.80%	0.98%	0.99%
Net investment income, net of reimbursements and credits(3)	2.69%	2.99%	2.75%	2.49%	2.83%
Net investment income, before reimbursements and credits	2.62%	2.74%	2.38%	2.26%	2.69%
Portfolio Turnover Rate	663.50%	869.07%	1,049.21%	699.97%	658.14%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $35,000, $76,000, $321,000, $184,000 and $551,000, which represent less than 0.005, 0.005, 0.02, 0.01 and 0.05 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	81	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

HIGH YIELD FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$7.61	$7.66	$7.31	$7.45	$7.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.47	0.51	0.53	0.56
Net realized and unrealized gains (losses)	(0.35)	0.10	0.35	(0.14)	0.37
Total from Investment Operations	0.08	0.57	0.86	0.39	0.93
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.43)	(0.47)	(0.51)	(0.53)	(0.56)
From net realized gains	(0.14)	(0.15)	—	—	—
Total Distributions Paid	(0.57)	(0.62)	(0.51)	(0.53)	(0.56)
Net Asset Value, End of Year	$7.12	$7.61	$7.66	$7.31	$7.45
Total Return(2)	1.04%	7.71%	12.18%	5.60%	13.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,350,702	$5,715,393	$5,885,570	$5,360,268	$4,122,592
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.80%	0.78%	0.75%	0.83%	0.86%
Expenses, before reimbursements and credits	0.85%	0.95%	0.95%	0.95%	0.96%
Net investment income, net of reimbursements and credits(3)	5.75%	6.14%	6.86%	7.33%	7.75%
Net investment income, before reimbursements and credits	5.70%	5.97%	6.66%	7.21%	7.65%
Portfolio Turnover Rate	91.47%	94.10%	115.51%	88.10%	114.25%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $47,000, $124,000, $343,000, $99,000 and $335,000, which represent less than 0.005, less than 0.005, 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

FIXED INCOME FUNDS	82	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

SHORT BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015		FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010
Net Asset Value, Beginning of Period	$19.12		$19.27		$19.27		$18.91		$19.05		$18.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.28		0.06		0.26		0.36		0.49
Net realized and unrealized gains (losses)	(0.08)		(0.14)		—		0.40		(0.08)		0.14
Total from Investment Operations	0.15		0.14		0.06		0.66		0.28		0.63
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)		(0.29)		(0.06)		(0.30)		(0.42)		(0.51)
Total Distributions Paid	(0.24)		(0.29)		(0.06)		(0.30)		(0.42)		(0.51)
Net Asset Value, End of Period	$19.03		$19.12		$19.27		$19.27		$18.91		$19.05
Total Return(1)	0.80%		0.75%		0.34%		3.50%		1.47%		3.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$697,075		$441,787		$310,171		$162,513		$124,519		$175,313
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.40	%(3)	0.40	%(3)	0.38	%(3)	0.35	%(3)	0.34	%(3)	0.36%
Expenses, before waivers, reimbursements and credits	0.49%		0.71%		0.74%		0.61%		0.57%		0.58%
Net investment income, net of waivers, reimbursements and credits	1.21	%(3)	1.44	%(3)	0.89	%(3)	1.39	%(3)	1.86	%(3)	2.52%
Net investment income, before waivers, reimbursements and credits	1.12%		1.13%		0.53%		1.13%		1.63%		2.30%
Portfolio Turnover Rate	277.34%		424.85%		181.67%		517.67%		411.73%		432.78%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $6,000, $18,000, $19,000, $21,000 and $32,000, which represent less than 0.005, 0.005, 0.02, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	83	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$9.77	$9.97		$10.13		$10.31		$10.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.03		0.03		0.01		0.06
Net realized and unrealized gains (losses)	0.12	(0.19)		0.15		0.28		0.18
Total from Investment Operations	0.17	(0.16)		0.18		0.29		0.24
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.04)		(0.06)		(0.02)		(0.05)
From net realized gains	—	—		(0.28)		(0.45)		(0.25)
Total Distributions Paid	(0.05)	(0.04)		(0.34)		(0.47)		(0.30)
Net Asset Value, End of Year	$9.89	$9.77		$9.97		$10.13		$10.31
Total Return(1)	1.75%	(1.57)%		1.76%		2.85%		2.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$182,241	$217,733		$268,597		$319,615		$1,052,765
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.41%	0.40	%(2)	0.38	%(2)	0.79	%(2)	0.83	%(2)
Expenses, before reimbursements and credits	0.54%	0.73%		0.85%		0.99%		0.99%
Net investment income, net of reimbursements and credits	0.47%	0.32	%(2)	0.34	%(2)	0.14	%(2)	0.32	%(2)
Net investment income (loss), before reimbursements and credits	0.34%	(0.01)%		(0.13)%		(0.06)%		0.16%
Portfolio Turnover Rate	670.75%	1,567.58%		2,309.43%		1,331.05%		1,061.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with an affiliated investment of approximately $5,000, $55,000, $297,000 and $652,000, which represent less than 0.005, 0.02, 0.04 and 0.07 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

FIXED INCOME FUNDS	84	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.16	$10.16	$10.13	$10.12	$10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.06	0.07	0.10	0.10
Net realized and unrealized gains (losses)	(0.01)	— (1)	0.04	0.02	0.03
Total from Investment Operations	0.05	0.06	0.11	0.12	0.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.06)	(0.08)	(0.10)	(0.10)
From net realized gains	(0.01)	— (1)	—	(0.01)	(0.01)
Total Distributions Paid	(0.06)	(0.06)	(0.08)	(0.11)	(0.11)
Net Asset Value, End of Year	$10.15	$10.16	$10.16	$10.13	$10.12
Total Return(2)	0.52%	0.63%	1.08%	1.18%	1.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,181,724	$2,828,389	$2,244,236	$1,345,415	$696,520
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.20%	0.25%	0.24%
Expenses, before reimbursements and credits	0.30%	0.43%	0.43%	0.43%	0.44%
Net investment income, net of reimbursements and credits(3)	0.55%	0.60%	0.62%	0.95%	1.01%
Net investment income, before reimbursements and credits	0.50%	0.42%	0.39%	0.77%	0.81%
Portfolio Turnover Rate	131.54%	41.85%	32.02%	116.89%	40.44%

(1)	Per share amounts were less than $0.01 per share.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $1,000, $3,000, $17,000, $16,000 and $28,000, which represent less than 0.005, less than 0.001, less than 0.001, less than 0.005, and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	85	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.22	$10.22	$10.18	$10.15	$10.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.07	0.10	0.12	0.10
Net realized and unrealized gains	— (1)	0.01	0.05	0.05	0.04
Total from Investment Operations	0.08	0.08	0.15	0.17	0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.07)	(0.10)	(0.12)	(0.10)
From net realized gains	(0.01)	(0.01)	(0.01)	(0.02)	— (1)
Total Distributions Paid	(0.09)	(0.08)	(0.11)	(0.14)	(0.10)
Net Asset Value, End of Year	$10.21	$10.22	$10.22	$10.18	$10.15
Total Return(2)	0.77%	0.77%	1.49%	1.59%	1.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,611,089	$1,700,630	$1,101,143	$464,677	$371,411
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.24%
Expenses, before reimbursements and credits	0.31%	0.44%	0.45%	0.44%	0.46%
Net investment income, net of reimbursements and credits(3)	0.75%	0.70%	0.90%	1.12%	1.04%
Net investment income, before reimbursements and credits	0.69%	0.51%	0.70%	0.93%	0.82%
Portfolio Turnover Rate	62.53%	36.50%	49.42%	45.97%	52.01%

(1)	Per share amounts were less than $0.01 per share.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $6,000, $14,000, $26,000, $8,000 and $22,000, which represent less than less than 0.005, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

FIXED INCOME FUNDS	86	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$9.53	$9.85		$9.97		$9.77		$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.07		0.06		0.05		0.11
Net realized and unrealized gains (losses)	0.23	(0.32)		0.22		0.49		0.22
Total from Investment Operations	0.31	(0.25)		0.28		0.54		0.33
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.07)		(0.07)		(0.06)		(0.12)
From net realized gains	—	—		(0.33)		(0.28)		(0.47)
Total Distributions Paid	(0.08)	(0.07)		(0.40)		(0.34)		(0.59)
Net Asset Value, End of Year	$9.76	$9.53		$9.85		$9.97		$9.77
Total Return(1)	3.24%	(2.52)%		2.75%		5.51%		3.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$29,043	$34,146		$49,724		$61,505		$74,041
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.43%	0.41	%(2)	0.39	%(2)	0.76	%(2)	0.85	%(2)
Expenses, before reimbursements and credits	0.98%	1.31%		1.22%		1.14%		1.13%
Net investment income, net of reimbursements and credits	0.78%	0.65	%(2)	0.51	%(2)	0.50	%(2)	1.00	%(2)
Net investment income (loss), before reimbursements and credits	0.23%	(0.25)%		(0.32)%		0.12%		0.72%
Portfolio Turnover Rate	545.92%	1,734.43%		2,761.35%		1,609.59%		982.00%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with an affiliated investment of approximately $1,000, $11,000, $13,000 and $41,000, which represent less than 0.005, 0.02, 0.02, and 0.05 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	87	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

U.S. TREASURY INDEX FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010(1)
Net Asset Value, Beginning of Period	$21.43	$22.25		$23.29		$23.38		$22.84		$22.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.26		0.09		0.33		0.49		0.59
Net realized and unrealized gains (losses)	0.81	(0.59)		(0.24)		0.39		0.95		0.44
Total from Investment Operations	1.10	(0.33)		(0.15)		0.72		1.44		1.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)	(0.26)		(0.09)		(0.34)		(0.49)		(0.59)
From net realized gains	(0.07)	(0.23)		(0.80)		(0.47)		(0.41)		(0.52)
Total Distributions Paid	(0.36)	(0.49)		(0.89)		(0.81)		(0.90)		(1.11)
Net Asset Value, End of Period	$22.17	$21.43		$22.25		$23.29		$23.38		$22.84
Total Return(2)	5.20%	(1.44)%		(0.70)%		3.17%		6.60%		4.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$91,254	$114,262		$132,160		$139,579		$136,803		$141,733
Ratio to average net assets of:(3)
Expenses, net of waivers, reimbursements and credits	0.16%	0.15	%(4)	0.15	%(4)	0.26	%(4)	0.26	%(4)	0.26%
Expenses, before waivers, reimbursements and credits	0.40%	0.68%		0.68%		0.52%		0.48%		0.48%
Net investment income, net of waivers, reimbursements and credits	1.34%	1.20	%(4)	1.20	%(4)	1.43	%(4)	2.17	%(4)	2.60%
Net investment income, before waivers, reimbursements and credits	1.10%	0.67%		0.67%		1.17%		1.95%		2.38%
Portfolio Turnover Rate	50.58%	69.65%		21.88%		74.49%		64.52%		47.05%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately less than $1,000, $1,000, $1,000 and less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014, four months ended March 31, 2013 and fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

FIXED INCOME FUNDS	88	NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

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NORTHERN FUNDS PROSPECTUS	89	FIXED INCOME FUNDS

FIXED INCOME FUNDS

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FIXED INCOME FUNDS	90	NORTHERN FUNDS PROSPECTUS

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NORTHERN FUNDS PROSPECTUS	91	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s web site at www.sec.gov (text-only)

■	Northern Funds’ web site at www.northernfunds.com

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

FIXED INCOME FUNDS	92	NORTHERN FUNDS PROSPECTUS	FIX PRO (7/15)

TAX-EXEMPT FIXED INCOME FUNDS

NORTHERN FUNDS PROSPECTUS

ARIZONA TAX-EXEMPT FUND (NOAZX)

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (NCITX)

CALIFORNIA TAX-EXEMPT FUND (NCATX)

HIGH YIELD MUNICIPAL FUND (NHYMX)

INTERMEDIATE TAX-EXEMPT FUND (NOITX)

SHORT-INTERMEDIATE TAX-EXEMPT FUND (NSITX)

TAX-EXEMPT FUND (NOTEX)

Prospectus dated July 31, 2015

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund are not available in certain states. Please call 800-595-9111 to determine the availability in your state.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

3	FUND SUMMARIES

	3	ARIZONA TAX-EXEMPT FUND

	7	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	11	CALIFORNIA TAX-EXEMPT FUND

	15	HIGH YIELD MUNICIPAL FUND

	19	INTERMEDIATE TAX-EXEMPT FUND

	23	SHORT-INTERMEDIATE TAX-EXEMPT FUND

	27	TAX-EXEMPT FUND

31	BROAD-BASED SECURITIES MARKET INDICES

32	INVESTMENT ADVISER

33	MANAGEMENT FEES

34	FUND MANAGEMENT

35	OTHER FUND SERVICES

36	PURCHASING AND SELLING SHARES

	36	PURCHASING SHARES

	36	OPENING AN ACCOUNT

	37	SELLING SHARES

40	ACCOUNT POLICIES AND OTHER INFORMATION

46	DIVIDENDS AND DISTRIBUTIONS

47	TAX CONSIDERATIONS

49	SECURITIES, TECHNIQUES AND RISKS

	49	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	55	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

65	FINANCIAL HIGHLIGHTS

76	FOR MORE INFORMATION

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

FUND SUMMARIES

ARIZONA TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular federal income tax and Arizona State personal income tax by investing in municipal instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.43%
Other Expenses	0.18%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.16%
Total Annual Fund Operating Expenses	0.61%
Expense Reimbursement(2)	(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.46%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$180	$325	$748

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax and Arizona state personal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

NORTHERN FUNDS PROSPECTUS	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from Arizona State personal income tax (“Arizona municipal instruments”). These may include certain securities of issuers located outside the State of Arizona.

During temporary defensive periods, all or any portion of the Fund’s assets may be held uninvested or invested in AMT obligations and taxable instruments. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

NON-DIVERSIFICATION RISK is the risk that the Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

ARIZONA-SPECIFIC RISK is the risk that the Fund will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. Principal economic sectors in Arizona include: construction, trade, government, real estate, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. Since the recession officially ended in late 2010, Arizona's economy has experienced slow growth, with gains in job creation, population and income well below the average growth rates for the 30 year period prior to the recession.

As of May 2015, Arizona's general obligations were rated investment grade by credit rating agencies, with ratings slightly improved from prior years. Despite the upgrade, Arizona's credit rating is still below the median level for other states.

Arizona's economic recovery remains steady, but it may take years for the Arizona economy to fully recover from losses and increased debt obligations incurred during the recession. If the economic improvement slows or reverses, Arizona could experience budget shortfalls, including both difficulty in meeting operating obligations and debt obligations. Credit rating downgrades could result in a reduction in the market value of Arizona municipal securities held by the Fund. All of these factors increase the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund or cause them to experience greater volatility.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2015 is (0.04)%. For the periods shown in the bar chart above, the highest quarterly return was 6.73% in the third quarter of 2009, and the lowest quarterly return was (4.76)% in the fourth quarter of 2010.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Arizona Tax-Exempt Fund	10/01/99
Return before taxes		8.81%	5.06%	4.39%	5.04%
Return after taxes on distributions		8.71%	4.92%	4.28%	4.88%
Return after taxes on distributions and sale of Fund shares		6.56%	4.69%	4.21%	4.78%
Barclays Arizona Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		8.94%	5.26%	4.85%	5.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

NORTHERN FUNDS PROSPECTUS	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Arizona Tax-Exempt Fund. Eric V. Boeckmann, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since October 1999. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax and from Arizona State personal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.43%
Other Expenses	0.07%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.05%
Total Annual Fund Operating Expenses	0.50%
Expense Reimbursement(2)	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.45%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$155	$275	$623

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106.30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax and California state personal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as

NORTHERN FUNDS PROSPECTUS	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

“private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax (“California municipal instruments”). These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund’s assets may be held uninvested or invested in AMT obligations and taxable instruments. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) and may invest more of its assets in fewer issuers than “diversified” mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

NON-DIVERSIFICATION RISK is the risk that the Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California's economy, political system and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. As of June 2015, California's general obligation bonds had among the lowest credit ratings assigned to state obligation bonds in the country.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2015 is 0.03%. For the periods shown in the bar chart above, the highest quarterly return was 6.33% in the third quarter of 2009, and the lowest quarterly return was (3.99)% in the fourth quarter of 2010.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
California Intermediate Tax-Exempt Fund	10/01/99
Return before taxes		8.02%	4.85%	3.94%	4.48%
Return after taxes on distributions		8.01%	4.76%	3.89%	4.36%
Return after taxes on distributions and sale of Fund shares		5.77%	4.45%	3.79%	4.25%
Barclays California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		6.31%	5.51%	4.84%	5.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

NORTHERN FUNDS PROSPECTUS	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the California Intermediate Tax-Exempt Fund. Eric V. Boeckmann, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since October 1999. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax and from California state personal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.43%
Other Expenses	0.19%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.17%
Total Annual Fund Operating Expenses	0.62%
Expense Reimbursement(2)	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.46%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$182	$330	$759

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax and California state personal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative Minimum Tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be

NORTHERN FUNDS PROSPECTUS	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND

treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax (“California municipal instruments”). These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund’s assets may be held uninvested or invested in AMT obligations and taxable instruments. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

NON-DIVERSIFICATION RISK is the risk that the Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California's economy, political system and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. As of June 2015, California's general obligation bonds had among the lowest credit ratings assigned to state obligation bonds in the country.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2015 is 0.52%. For the periods shown in the bar chart above, the highest quarterly return was 9.39% in the third quarter of 2009, and the lowest quarterly return was (6.44)% in the fourth quarter of 2010.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
California Tax-Exempt Fund	4/08/97
Return before taxes		12.36%	6.96%	5.35%	5.80%
Return after taxes on distributions		12.35%	6.43%	5.05%	5.53%
Return after taxes on distributions and sale of Fund shares		8.60%	6.01%	4.90%	5.37%
Barclays California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		9.97%	6.20%	5.05%	5.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the California Tax-Exempt Fund. Eric V. Boeckmann, Senior Vice President of Northern Trust Investments, Inc., has been manager of the

NORTHERN FUNDS PROSPECTUS	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND

Fund since April 1998. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax and from California state personal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income exempt from regular federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.77%
Other Expenses	0.09%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.07%
Total Annual Fund Operating Expenses	0.86%
Expense Reimbursement(2)	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.80%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$268	$471	$1,055

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax, the Fund will invest, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as “junk bonds”) or medium or upper medium quality. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.

Upper medium quality securities are rated A by a Nationally Recognized Statistical Rating Organization (“NRSRO”), and medium quality securities are rated BBB or Baa by a NRSRO. Lower quality securities are rated BB, Ba or lower by a NRSRO. Unrated securities will be of comparable quality as determined by the Fund’s investment adviser.

Lower quality securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. Medium quality securities, although considered investment grade, also are considered to have speculative

NORTHERN FUNDS PROSPECTUS	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND

characteristics. There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. For shareholders subject to AMT, a significant portion of the Fund’s dividends may be subject to federal tax.

During temporary defensive periods, however, all or any portion of the Fund’s assets may be held uninvested or invested in taxable instruments. In low-interest rate environments, cash and cash equivalent assets may not generate income in excess of Fund expenses and therefore would impact the Fund’s performance. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as corporate-backed municipal bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.

The Fund does not have any portfolio maturity limitations, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND

risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2015 is 0.74%. For the periods shown in the bar chart above, the highest quarterly return was 10.14% in the third quarter of 2009, and the lowest quarterly return was (16.44)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
High Yield Municipal Fund	12/31/98
Return before taxes		12.42%	6.62%	3.68%	3.94%
Return after taxes on distributions		12.40%	6.59%	3.67%	3.94%
Return after taxes on distributions and sale of Fund shares		9.10%	6.16%	3.79%	4.03%
Barclays Municipal Bond 65-35 Investment Grade/High Yield Index (reflects no deduction for fees, expenses, or taxes)		10.72%	6.29%	5.05%	5.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the High Yield Municipal Fund. M. Jane McCart, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since December 1998. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except

NORTHERN FUNDS PROSPECTUS	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND

for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.42%
Other Expenses	0.07%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.05%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.50%
Expense Reimbursement(4)	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.46%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$156	$276	$624

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128.42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

NORTHERN FUNDS PROSPECTUS	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax.

During temporary defensive periods, all or any portion of the Fund’s assets may be held uninvested or invested in AMT obligations and taxable instruments. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2015 is (0.49)%. For the periods shown in the bar chart above, the highest quarterly return was 6.00% in the third quarter of 2009, and the lowest quarterly return was (4.38)% in the fourth quarter of 2010.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Intermediate Tax-Exempt Fund	4/01/94
Return before taxes		6.85%	4.06%	3.88%	4.49%
Return after taxes on distributions		6.75%	3.78%	3.68%	4.24%
Return after taxes on distributions and sale of Fund shares		4.83%	3.61%	3.62%	4.19%
Barclays Intermediate Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		6.39%	4.82%	4.68%	5.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Intermediate Tax-Exempt Fund. Timothy T.A. McGregor, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since November 2000. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

NORTHERN FUNDS PROSPECTUS	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal

AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.43%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.48%
Expense Reimbursement(4)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.46%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of excepted expenses that are not reimbursed. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$152	$267	$602

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

NORTHERN FUNDS PROSPECTUS	23	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax.

During temporary defensive periods, all or any portion of the Fund’s assets may be held uninvested or invested in AMT obligations and taxable instruments. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range from at least one year to less than six years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2015 is 0.14%. For the periods shown in the bar chart above, the highest quarterly return was 2.59% in the fourth quarter of 2008, and the lowest quarterly return was (0.99)% in the fourth quarter of 2010.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	Since Inception
Short-Intermediate Tax-Exempt Fund	8/22/07
Return before taxes		1.38%	1.43%	2.46%
Return after taxes on distributions		1.38%	1.42%	2.45%
Return after taxes on distributions and sale of Fund shares		1.38%	1.44%	2.33%
Barclays 1-5 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.78%	2.23%	3.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Short-Intermediate Tax-Exempt Fund. Timothy P. Blair, Vice President of Northern Trust Investments, Inc., has been manager of the Fund since August 2007. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its

NORTHERN FUNDS PROSPECTUS	25	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.43%
Other Expenses	0.06%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.04%
Total Annual Fund Operating Expenses	0.49%
Expense Reimbursement(2)	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.45%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$153	$270	$612

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164.86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax, the Fund may invest in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be

NORTHERN FUNDS PROSPECTUS	27	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND

treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax.

During temporary defensive periods, all or any portion of the Fund’s assets may be held uninvested or invested in AMT obligations and taxable instruments. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2015 is (0.29)%. For the periods shown in the bar chart above, the highest quarterly return was 7.15% in the third quarter of 2009, and the lowest quarterly return was (5.73)% in the fourth quarter of 2010.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Tax-Exempt Fund	4/01/94
Return before taxes		10.47%	5.19%	4.63%	5.34%
Return after taxes on distributions		10.47%	4.81%	4.33%	5.07%
Return after taxes on distributions and sale of Fund shares		7.61%	4.70%	4.30%	5.02%
Barclays U.S. Municipal Index (reflects no deduction for fees, expenses, or taxes)		9.05%	5.16%	4.74%	5.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax-Exempt Fund. Timothy T.A. McGregor, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since November 1998. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

NORTHERN FUNDS PROSPECTUS	29	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

BROAD-BASED SECURITIES MARKET INDICES

THE BARCLAYS ARIZONA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

THE BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

THE BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX is an unmanaged index of investment and non-investment grade bonds, with a 65% weighting in the Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

THE BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

THE BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

THE BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

THE BARCLAYS U.S. MUNICIPAL INDEX is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

NORTHERN FUNDS PROSPECTUS	31	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT ADVISER

This Prospectus describes the seven tax-exempt fixed-income funds (each a “Fund,” collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

MANAGEMENT FEES

Shareholders of each Fund have approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund. The first table also reflects the advisory fees and management fees paid by each of the Funds for the fiscal year ended March 31, 2015 (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Management Agreement will be available in the Funds’ semi-annual report to shareholders for the six-month period ending September 30, 2015.

	Contractual Management Fee Rate Effective 6/30/14			Advisory/Management Fees Paid for Fiscal Year Ended 3/31/15
Fund	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
ARIZONA TAX-EXEMPT	0.43%	0.417%	0.404%	0.46%
CALIFORNIA INTERMEDIATE TAX-EXEMPT	0.43%	0.417%	0.404%	0.46%
CALIFORNIA TAX-EXEMPT	0.43%	0.417%	0.404%	0.46%
HIGH YIELD MUNICIPAL	0.77%	0.747%	0.725%	0.74%
INTERMEDIATE TAX-EXEMPT	0.43%	0.417%	0.404%	0.45%
SHORT-INTERMEDIATE TAX-EXEMPT	0.43%	0.417%	0.404%	0.45%
TAX-EXEMPT	0.43%	0.417%	0.404%	0.46%

	Contractual Advisory Fee Rate Prior to 6/30/14
Fund	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
ARIZONA TAX-EXEMPT	0.55%	0.52%	0.50%
CALIFORNIA INTERMEDIATE TAX-EXEMPT	0.55%	0.52%	0.50%
CALIFORNIA TAX-EXEMPT	0.55%	0.52%	0.50%
HIGH YIELD MUNICIPAL	0.65%	0.61%	0.59%
INTERMEDIATE TAX-EXEMPT	0.55%	0.52%	0.50%
SHORT-INTERMEDIATE TAX-EXEMPT	0.50%	0.47%	0.45%
TAX-EXEMPT	0.55%	0.52%	0.50%

NORTHERN FUNDS PROSPECTUS	33	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

The manager for the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund is Eric V. Boeckmann, Senior Vice President of Northern Trust Investments, Inc. Mr. Boeckmann has been manager for the Arizona Tax-Exempt and California Intermediate Tax-Exempt Funds since their inception in October 1999 and has been manager for the California Tax-Exempt Fund since April 1998. Mr. Boeckmann joined Northern Trust Investments, Inc. in 1985 and has managed various municipal bond portfolios, including common trust funds invested in municipal securities.

The manager for the High Yield Municipal Fund is M. Jane McCart, Senior Vice President of Northern Trust Investments, Inc. Ms. McCart has been manager since December 1998. Ms. McCart joined Northern Trust Investments, Inc. in 1998 and has been a senior municipal fixed-income portfolio manager.

The manager for the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund is Timothy T.A. McGregor, Senior Vice President of Northern Trust Investments, Inc. Mr. McGregor has been manager for the Tax-Exempt Fund since November 1998 and has been manager for the Intermediate Tax-Exempt Fund since November 2000. Mr. McGregor joined Northern Trust Investments, Inc. in 1989 and has managed various municipal bond portfolios.

The manager for the Short-Intermediate Tax-Exempt Fund is Timothy P. Blair, Vice President of Northern Trust Investments, Inc. Mr. Blair has been manager since August 2007. Mr. Blair joined Northern Trust Investments, Inc. in 1992 and has been a municipal bond trader and managed various municipal bond portfolios.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees and TNTC’s fees do not represent additional expenses to the Funds.

TNTC, as Transfer Agent, is entitled to transfer agent fees of 0.015% of the average daily net assets of each Fund. TNTC, as Custodian, received an amount based on a pre-determined schedule of charges approved by the Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

Pursuant to the same exemptive order, each Fund invests its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. Currently, the uninvested cash of the Funds, except for the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund, is invested in the Northern Institutional Tax-Exempt Portfolio. The uninvested cash of the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund is invested in the Northern California Municipal Money Market Fund. The aggregate annual rate of management, transfer agent and custody fees payable to the Investment Adviser and/or its affiliates on any assets invested in the Northern Institutional Tax-Exempt Portfolio and the Northern California Municipal Money Market Fund is 0.35%. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

NORTHERN FUNDS PROSPECTUS	35	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fits your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including additional fixed-income, asset allocation, equity, equity index and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 44.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 44 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

■	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 43.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

■	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

■	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 44 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

NORTHERN FUNDS PROSPECTUS	37	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS.

If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

■	The proceeds are to be sent elsewhere than the address of record, or

■	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

■

Although the Trust imposes no charges when you redeem shares of a Fund, when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

NORTHERN FUNDS PROSPECTUS	39	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each Fund. Fund shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 43.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost, which, according to the Investment Adviser, approximates fair value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Funds from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 43.

■	If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then

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TAX-EXEMPT FIXED INCOME FUNDS

escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 43.

EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders.

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TAX-EXEMPT FIXED INCOME FUNDS

To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Fund.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to

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TAX-EXEMPT FIXED INCOME FUNDS

verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 37 or 38 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered including acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day.

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In addition, the Board of Trustees of the Funds also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit www.northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of calendar quarter-end, will be available on the Trust’s web site at

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www.northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
ARIZONA TAX-EXEMPT	Declared daily, paid monthly	Annually
CALIFORNIA INTERMEDIATE TAX-EXEMPT	Declared daily, paid monthly	Annually
CALIFORNIA TAX-EXEMPT	Declared daily, paid monthly	Annually
HIGH YIELD MUNICIPAL	Declared daily, paid monthly	Annually
INTERMEDIATE TAX-EXEMPT	Declared daily, paid monthly	Annually
SHORT-INTERMEDIATE TAX-EXEMPT	Declared daily, paid monthly	Annually
TAX-EXEMPT	Declared daily, paid monthly	Annually

*	Shares of Funds that declare dividends daily are entitled to the dividends declared, if any, by a Fund beginning on the next Business Day after the purchase order is executed.

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss), and substantially all of its tax-exempt income. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including dividends derived from short-term capital gains and ordinary income, will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The maximum long-term capital gain rate applicable to individual estates and trusts is currently 20%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds will be subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income, exempt income and capital gains distributed to your account for the previous year.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

You should note that the Funds do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. Therefore, dividends paid by the Funds will also not be eligible for the dividends-received deduction for corporate shareholders.

You should also note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This adverse tax result is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on shares held for less than six months will be disallowed to the extent of the amount of any exempt interest dividend received. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 31 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Funds are required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

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The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then the Trust will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

The Funds expect to pay “exempt-interest dividends” that generally are exempt from regular federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount” and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by the Funds may be, and a portion of the dividends paid by the High Yield Municipal Fund generally will be, an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends also will be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The Funds may invest in tax credit bonds, such as qualified tax credit bonds, build America bonds, or clean renewable energy bonds. These bonds provide tax credits to the holder in lieu of some or all of the interest. Under the Code, a Fund may elect to pass through the tax credits to the shareholders. If the Fund makes such an election, each shareholder will be required to include in gross income an amount equal to his or her proportionate share of the tax credits and will be allowed his or her proportionate share of those credits against his or her income tax liability. The Fund will notify shareholders of their proportionate share of tax credits, if any, and their income in respect of these tax credits within sixty days after the close of its taxable year.

The California Intermediate Tax-Exempt Fund, the California Tax-Exempt Fund (together, the “California Funds”) and the Arizona Tax-Exempt Fund expect to pay dividends that generally are exempt from personal income tax in those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain federal obligations. The State of Arizona is not authorized to issue general obligation bonds. However, political subdivisions of the State of Arizona are authorized to issue general obligation bonds if certain conditions are met. In addition, dividends paid by the California Funds will be subject to state corporate franchise and corporate income taxes, if applicable.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information relating to the Funds is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to a Fund’s investment objective. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

CYBER SECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their investment adviser, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in a Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Short-Intermediate Tax-Exempt Fund may make limited investments (but in no event more than 20% of its net assets) in supranational obligations. Each other Fund may invest to a moderate extent in foreign investments, consistent with its investment objective and strategies.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

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Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa.

Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

A Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. A Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

The Funds may operate in euros and/or hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities in which a Fund has invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues,

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some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.

Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

INTEREST RATES. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio,” and together the “Portfolios”) and to lend money to other funds in the Trust, for temporary or emergency purposes. Northern Trust Investments, Inc. is the Investment Adviser to the Funds and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives or provides an equal or lower interest rate than is available from a bank for a comparable transaction; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one fund shall not exceed 5% of the Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by Standard & Poor’s Ratings Services (“S&P”);

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

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■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. Each Fund invests in fixed-income securities to the extent consistent with its respective investment objectives and strategies. Each Fund, except the Short-Intermediate Tax-Exempt Fund, may also invest in convertible securities to the extent consistent with its respective investment objectives and strategies. Except as stated in the section entitled “Non-Investment Grade Securities”, fixed-income and convertible securities purchased by the Funds generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of capital.

LARGE SHAREHOLDER AND REDEMPTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Recently, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Funds.

MATURITY RISK. Each Fund normally will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The High Yield Municipal Fund may invest without limitation in non-investment grade securities, including convertible securities. Although they invest primarily in investment grade securities, the other Funds may invest up to 15% of total assets, measured at the time of purchase, in non-investment grade fixed-income securities and, except for the Short-Intermediate Tax-Exempt Fund, in convertible securities, when the Investment Adviser determines that such securities are desirable in light of the Funds’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and

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economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE CALIFORNIA FUNDS AND THE ARIZONA TAX-EXEMPT FUND. The investments of the California Funds in California municipal instruments and the Arizona Tax-Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

INVESTMENT STRATEGY. As stated above, the Arizona Tax-Exempt Fund will invest in Arizona municipal instruments and the California Funds will invest in California municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of Arizona and California municipal instruments, respectively, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

SPECIAL RISKS. The information set forth below and the related information contained in the SAI are derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California or Arizona. It should be noted that the creditworthiness of obligations issued by local California issuers or local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of California or the State of Arizona, respectively, and that there is no obligation on the part of either State to make payment on such respective local obligations in the event of default.

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to risks associated with the unique aspects of California’s economy, political system and government financing structures than a fund that invests more widely. The following information is intended only as a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of California’s tax-exempt obligations are subject. Information is derived from State of California Department of Finance publications and other publicly available materials. Information contained in such documents has not been independently verified.

California has recently begun to experience a recovery from the economic downturn that the nation experienced beginning in 2008, which was marked in California by high unemployment, steep contraction in housing construction and home values, a drop in Statewide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales. The broad decline in economic activity and rise in unemployment across many sectors of the California economy following the 2008 recession resulted in a rise in the State unemployment rate. The weakness in the State economy caused State tax revenues, which draw heavily from personal income taxes and sales tax, to decline precipitously starting in 2008, resulting in large budget gaps and cash shortfalls in 2008 and in the years that followed. More recently, however, the State has experienced increases in revenues as a result of improving housing and stock markets, a temporary sales and income tax

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increase approved by voters in November 2013 and spending cuts. It is unclear, however, whether this improvement in the State’s fiscal health can be sustained. California’s finances are highly dependent on income and capital-gains taxes and are accordingly sensitive to the business cycle. Despite its improving finances, California took on approximately $35 billion in debt during the recession years, which may negatively impact the State’s finances. In addition, several key assumptions in recent budgets have not been realized, and the State’s financial plan continues to be based on a number of assumptions that may not be realized.

As of June 2015, the State’s general obligations were assigned ratings of “A+” by Fitch, “Aa3” by Moody’s, and “A+” by S&P. These credit ratings are among the lowest assigned to state general obligation bonds in the country.

California’s economic problems since 2008 and debt burden heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the California Funds, which could adversely affect the Funds’ net asset values or the distributions paid by the Funds. The foregoing discussion is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. It is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The impact of these factors on the net asset values or distributions paid by the California Funds is also unpredictable.

A more detailed description of special factors affecting investments in California municipal instruments is provided in the SAI.

ARIZONA-SPECIFIC RISK is the risk that the Fund will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. The following information is intended only as a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of Arizona’s tax-exempt obligations are subject. Information is derived from State of Arizona Comprehensive Annual Financial Reports for the relevant fiscal years and other publicly available documents. Information contained in such documents has not been independently verified.

Arizona has a population of 6.7 million people, making it the fifteenth largest state by population. Its State gross domestic product of $279 billion in 2014 is the twenty-first largest. The State has a large number of retirees who contribute to a lower than average per capita personal income. Principal economic sectors in Arizona include: construction, trade, government, real estate, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. Since the recession officially ended in late 2010, Arizona’s economy has experienced slow growth, with gains in job creation, population and income well below the average growth rates for the 30 year period prior to the recession, although generally outpacing other states.

As of May 2015, Arizona’s general obligations were rated investment grade by credit rating agencies, with ratings slightly improved from prior years. Despite the upgrade, Arizona’s credit rating is still below the median level for other states, reflecting among other matters its extremely narrow reserves.

Arizona’s economic recovery remains steady, but it may take years for the Arizona economy to fully recover from losses and increased debt obligations incurred during the recession. If the economic improvement further slows or reverses, Arizona could experience budget shortfalls, including both difficulty in meeting operating obligations and debt obligations. Credit rating downgrades could result in a reduction in the market value of Arizona municipal securities held by the Fund. In addition, Arizona and local school districts were in legal mediation, as of June 2015, in a lawsuit that may require Arizona to increase its annual education spending by up to $320 million, which could result in significant budget shortfalls. All of these factors increase the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund or cause them to experience greater volatility.

Because there are many buyers of Arizona municipal instruments, if existing instruments decline in quality to below investment grade or if Arizona’s ability to market further debt obligations were jeopardized, the supply of Arizona investment grade municipal instruments could become inadequate at certain times.

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The national and local economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of Arizona and its various political subdivisions and agencies. It is also possible that amendments to the Arizona constitution, voter initiatives, legislation, regulations, or executive action would impose additional spending requirements, limit the ability of the State or local governments to impose taxes, cause budget shortfalls or result in other conditions that could adversely affect the values of existing obligations, including obligations that may be held by the Fund.

A more detailed description of special factors affecting investments in Arizona municipal instruments is provided in the SAI.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans.

INVESTMENT STRATEGY. Each of the Funds may purchase asset-backed securities. The High Yield Municipal Fund also may invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities that are held by a Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage or other asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans

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have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Funds invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products.

Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Funds may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, forward currency contracts and structured securities (including CMOs and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant

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investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Investment Adviser, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices

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during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/ termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain unlisted over-the-counter options and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares® Standard & Poor’s Depositary Receipts® (“SPDRs”) and other exchange-traded funds (“ETFs”). Other investment companies in which the Funds may invest include other funds for which the Investment Adviser or any of its affiliates serves as investment adviser.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is

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authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by the Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

LENDING OF SECURITIES. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

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Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

A Fund may acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and will not intend to exercise its rights for trading purposes.

INVESTMENT STRATEGY. The Funds invest primarily in municipal instruments. Although it is not their current policy to do so on a regular basis, these Funds may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from revenues of similar projects. However, they do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The California Funds expect to make significant investments in California municipal instruments and the Arizona Tax-Exempt Fund expects to make significant investments in Arizona municipal instruments. The other Funds also may invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

In addition, when a substantial portion of a Fund’s assets is invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Some tax-exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is, therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer’s credit provider

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may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court

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determines that the Fund’s interest in the collateral is unenforceable by the Fund.

If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” on page 49). The Funds intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

A Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect a Fund’s NAV. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured security.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold cash or invest in short-term

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TAX-EXEMPT FIXED INCOME FUNDS

obligations as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the

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TAX-EXEMPT FIXED INCOME FUNDS

securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

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TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND’S OPERATION).

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

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FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.66	$11.03	$10.91	$10.08	$10.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.36	0.35	0.36	0.36
Net realized and unrealized gains (losses)	0.30	(0.33)	0.26	0.87	(0.23)
Total from Investment Operations	0.66	0.03	0.61	1.23	0.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.36)	(0.35)	(0.36)	(0.36)
From net realized gains	(0.03)	(0.04)	(0.14)	(0.04)	(0.03)
Total Distributions Paid	(0.39)	(0.40)	(0.49)	(0.40)	(0.39)
Net Asset Value, End of Year	$10.93	$10.66	$11.03	$10.91	$10.08
Total Return(1)	6.26%	0.41%	5.63%	12.30%	1.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$90,046	$78,914	$120,839	$116,616	$101,318
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.45%	0.45%	0.67%	0.74%
Expenses, before reimbursements and credits	0.70%	0.96%	0.93%	0.94%	0.94%
Net investment income, net of reimbursements and credits(2)	3.32%	3.38%	3.16%	3.34%	3.49%
Net investment income, before reimbursements and credits	3.08%	2.87%	2.68%	3.07%	3.29%
Portfolio Turnover Rate	85.31%	30.69%	34.54%	50.48%	48.37%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, and approximately $2,000, $2,000 and $7,000, which represent less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

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FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.57	$10.84	$10.74	$10.04	$10.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.30	0.32	0.34	0.32
Net realized and unrealized gains (losses)	0.33	(0.25)	0.23	0.70	(0.07)
Total from Investment Operations	0.61	0.05	0.55	1.04	0.25
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.30)	(0.33)	(0.34)	(0.32)
From net realized gains	—	(0.02)	(0.12)	—	(0.04)
Total Distributions Paid	(0.28)	(0.32)	(0.45)	(0.34)	(0.36)
Net Asset Value, End of Year	$10.90	$10.57	$10.84	$10.74	$10.04
Total Return(1)	5.84%	0.54%	5.17%	10.56%	2.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$476,061	$359,151	$411,822	$345,391	$290,815
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.67%	0.74	%(3)
Expenses, before reimbursements and credits	0.58%	0.86%	0.86%	0.85%	0.86%
Net investment income, net of reimbursements and credits(2)	2.61%	2.90%	2.92%	3.20%	3.11%
Net investment income, before reimbursements and credits	2.48%	2.49%	2.51%	3.02%	2.99%
Portfolio Turnover Rate	106.30%	98.76%	55.59%	53.21%	54.12%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, $6,000, $3,000 and $16,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

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FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.26	$11.78	$11.57	$10.35	$10.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.40	0.35	0.37	0.43
Net realized and unrealized gains (losses)	0.60	(0.31)	0.53	1.31	(0.27)
Total from Investment Operations	0.98	0.09	0.88	1.68	0.16
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.40)	(0.35)	(0.37)	(0.43)
From net realized gains	—	(0.21)	(0.32)	(0.09)	(0.18)
Total Distributions Paid	(0.38)	(0.61)	(0.67)	(0.46)	(0.61)
Net Asset Value, End of Year	$11.86	$11.26	$11.78	$11.57	$10.35
Total Return(1)	8.84%	0.97%	7.73%	16.38%	1.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$145,831	$119,640	$164,113	$149,252	$114,389
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.45%	0.45%	0.66%	0.74	%(3)
Expenses, before reimbursements and credits	0.71%	0.99%	0.97%	0.99%	0.97%
Net investment income, net of reimbursements and credits(2)	3.29%	3.55%	2.93%	3.25%	3.94%
Net investment income, before reimbursements and credits	3.04%	3.01%	2.41%	2.92%	3.71%
Portfolio Turnover Rate	194.12%	150.19%	145.22%	201.67%	144.16%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, $6,000, $3,000 and $8,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

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FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$8.49	$9.04	$8.66	$7.77	$8.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.40	0.40	0.37	0.35
Net realized and unrealized gains (losses)	0.44	(0.55)	0.38	0.89	(0.33)
Total from Investment Operations	0.82	(0.15)	0.78	1.26	0.02
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.40)	(0.40)	(0.37)	(0.35)
Total Distributions Paid	(0.38)	(0.40)	(0.40)	(0.37)	(0.35)
Net Asset Value, End of Year	$8.93	$8.49	$9.04	$8.66	$7.77
Total Return(1)	9.79%	(1.51)%	9.10%	16.57%	0.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$336,608	$240,728	$327,321	$398,856	$826,418
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.80%	0.80%	0.80%	0.84%	0.84%
Expenses, before reimbursements and credits	0.89%	0.98%	0.97%	0.94%	0.94%
Net investment income, net of reimbursements and credits(2)	4.29%	4.73%	4.42%	4.50%	4.25%
Net investment income, before reimbursements and credits	4.20%	4.55%	4.25%	4.40%	4.15%
Portfolio Turnover Rate	8.16%	10.66%	6.29%	9.19%	25.00%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, $2,000, $18,000 and $102,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

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FINANCIAL HIGHLIGHTS

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.44	$10.70	$10.69	$9.95	$10.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.23	0.23	0.25	0.28
Net realized and unrealized gains (losses)	0.30	(0.21)	0.23	0.76	(0.18)
Total from Investment Operations	0.51	0.02	0.46	1.01	0.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.23)	(0.23)	(0.25)	(0.28)
From net realized gains	(0.03)	(0.05)	(0.22)	(0.02)	(0.17)
Total Distributions Paid	(0.24)	(0.28)	(0.45)	(0.27)	(0.45)
Net Asset Value, End of Year	$10.71	$10.44	$10.70	$10.69	$9.95
Total Return(1)	4.90%	0.26%	4.33%	10.26%	0.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,142,905	$2,369,509	$2,537,342	$2,294,633	$1,691,614
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.44%	0.43%	0.64%	0.72%
Expenses, before reimbursements and credits	0.57%	0.85%	0.86%	0.85%	0.86%
Net investment income, net of reimbursements and credits(2)	1.95%	2.27%	2.10%	2.40%	2.70%
Net investment income, before reimbursements and credits	1.83%	1.86%	1.67%	2.19%	2.56%
Portfolio Turnover Rate	128.42%	107.28%	109.82%	135.53%	105.88%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $38,000, $170,000, $242,000 and $522,000, which represent less than 0.005, less than 0.005, 0.01, 0.01 and 0.03 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

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TAX-EXEMPT FIXED INCOME FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.46	$10.58	$10.65	$10.48	$10.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.15	0.17	0.16	0.14
Net realized and unrealized gains (losses)	—	(0.12)	(0.03)	0.17	(0.01)
Total from Investment Operations	0.14	0.03	0.14	0.33	0.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.15)	(0.19)	(0.16)	(0.14)
From net realized gains	—	— (1)	(0.02)	—	— (1)
Total Distributions Paid	(0.14)	(0.15)	(0.21)	(0.16)	(0.14)
Net Asset Value, End of Year	$10.46	$10.46	$10.58	$10.65	$10.48
Total Return(2)	1.33%	0.33%	1.27%	3.18%	1.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,392,725	$1,329,074	$1,178,323	$1,112,988	$1,413,570
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.64%	0.66%
Expenses, before reimbursements and credits	0.55%	0.79%	0.79%	0.79%	0.79%
Net investment income, net of reimbursements and credits(3)	1.32%	1.45%	1.58%	1.50%	1.28%
Net investment income, before reimbursements and credits	1.22%	1.11%	1.24%	1.35%	1.15%
Portfolio Turnover Rate	23.13%	20.44%	16.14%	16.47%	17.72%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $13,000, $28,000, $117,000 and $547,000, which represent less than 0.005, less than 0.005, less than 0.005, 0.01 and 0.04 percent of average net assets for the fiscal years ended March 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	71	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.44	$10.95	$10.92	$9.95	$10.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.38	0.32	0.36	0.39
Net realized and unrealized gains (losses)	0.36	(0.37)	0.31	0.97	(0.41)
Total from Investment Operations	0.74	0.01	0.63	1.33	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.38)	(0.32)	(0.36)	(0.39)
From net realized gains	—	(0.14)	(0.28)	—	(0.19)
Total Distributions Paid	(0.38)	(0.52)	(0.60)	(0.36)	(0.58)
Net Asset Value, End of Year	$10.80	$10.44	$10.95	$10.92	$9.95
Total Return(1)	7.16%	0.30%	5.85%	13.55%	(0.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$864,091	$746,780	$1,174,598	$1,154,365	$932,820
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.66%	0.74%
Expenses, before reimbursements and credits	0.58%	0.86%	0.85%	0.85%	0.86%
Net investment income, net of reimbursements and credits(2)	3.53%	3.62%	2.85%	3.40%	3.70%
Net investment income, before reimbursements and credits	3.40%	3.21%	2.45%	3.21%	3.58%
Portfolio Turnover Rate	164.86%	129.73%	167.86%	174.06%	116.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $13,000, $63,000, $67,000 and $115,000, which represent less than 0.005, less than 0.005, 0.01, 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

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NORTHERN FUNDS PROSPECTUS	73	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

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TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS PROSPECTUS

TAX-EXEMPT FIXED INCOME FUNDS

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NORTHERN FUNDS PROSPECTUS	75	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s web site at www.sec.gov (text-only)

■	Northern Funds’ web site at www.northernfunds.com

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS PROSPECTUS	FIX PRO TF (7/15)

MONEY MARKET FUNDS

NORTHERN FUNDS PROSPECTUS

CALIFORNIA MUNICIPAL MONEY MARKET FUND (NOCXX)

MONEY MARKET FUND (NORXX)

MUNICIPAL MONEY MARKET FUND (NOMXX)

U.S. GOVERNMENT MONEY MARKET FUND (NOGXX)

U.S. GOVERNMENT SELECT MONEY MARKET FUND (NOSXX)

Prospectus dated July 31, 2015

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The California Municipal Money Market Fund is not available in certain states. Please call 800-595-9111 to determine the availability in your state.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

3	FUND SUMMARIES

	3	CALIFORNIA MUNICIPAL MONEY MARKET FUND

	7	MONEY MARKET FUND

	10	MUNICIPAL MONEY MARKET FUND

	14	U.S. GOVERNMENT MONEY MARKET FUND

	17	U.S. GOVERNMENT SELECT MONEY MARKET FUND

20	INVESTMENT ADVISER

21	MANAGEMENT FEES

22	OTHER FUND SERVICES

23	PURCHASING AND SELLING SHARES

	23	PURCHASING SHARES

	23	OPENING AN ACCOUNT

	24	SELLING SHARES

27	ACCOUNT POLICIES AND OTHER INFORMATION

32	DIVIDENDS AND DISTRIBUTIONS

33	TAX CONSIDERATIONS

35	SECURITIES, TECHNIQUES AND RISKS

	35	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	43	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

46	FINANCIAL HIGHLIGHTS

52	FOR MORE INFORMATION

MONEY MARKET FUNDS	2	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

FUND SUMMARIES

CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.33%
Other Expenses	0.05%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.03%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(2)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$119	$210	$477

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax and California state personal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

■	Fixed, variable and floating rate notes and similar debt instruments;

■	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

■	Tax-exempt commercial paper;

■	Municipal bonds, notes, paper or other instruments; and

■	Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. In addition, under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax. These may include certain securities of issuers located outside of the State of California.

The Fund limits its investments in Alternative Minimum Tax (“AMT”) obligations (also known as “private activity bonds”), so that the Fund ordinarily will not invest in such obligations except during temporary defensive periods or when non-AMT obligations are unavailable. AMT obligations pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. To the extent that the Fund invests in AMT obligations, a portion of the Fund’s dividends may be subject to federal income tax for shareholders subject to AMT.

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining

NORTHERN FUNDS PROSPECTUS	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

maturity of no more than 397 days and must be high quality. The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may potentially invest, subject to SEC regulations, more of its assets in fewer issuers than “diversified” mutual funds.

PRINCIPAL RISKS

STABLE NAV RISK is the risk that the Fund will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its yield. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California’s economy, political system and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. As of June 2015, California’s general obligation bonds had among the lowest credit ratings assigned to state obligation bonds in the country.

NON-DIVERSIFICATION RISK is the risk that the Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

MONEY MARKET FUNDS	4	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

REGULATORY RISK is the risk associated with the SEC’s recently adopted changes to the rules that govern money market funds. These changes will, among other things, (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from a fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Fund’s investment adviser is evaluating the potential impact of these changes, which have a phase-in compliance period ranging from July 2015 through October 2016.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.01%. For the periods shown in the bar chart above, the highest quarterly return was 0.79% in the third quarter of 2007, and the lowest quarterly return was 0.00% in the fourth quarter of 2014.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
California Municipal Money Market Fund	11/29/94	0.01%	0.02%	0.96%	1.65%

The 7-day yield for the Fund as of December 31, 2014: 0.01%. For the current 7-day yield call 800-595-9111 or visit www.northernfunds.com.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

NORTHERN FUNDS PROSPECTUS	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

■

By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gain. However, the Fund anticipates that substantially all of its income dividends will be “exempt-interest dividends” that are generally exempt from regular federal income tax and California state personal income taxes. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to federal AMT. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MONEY MARKET FUNDS	6	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.33%
Other Expenses	0.03%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$115	$201	$455

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets, including:

■	Obligations of U.S. banks (including obligations of foreign branches of such banks);

■	Obligations of foreign commercial banks;

■	Commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

■	Corporate bonds, notes, paper and other instruments that are of high-quality;

■	Asset-backed securities and asset-backed commercial paper;

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

■	Securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

■	Repurchase agreements; and

■	Municipal securities issued or guaranteed by state or local governmental bodies.

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

PRINCIPAL RISKS

STABLE NAV RISK is the risk that the Fund will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

NORTHERN FUNDS PROSPECTUS	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MONEY MARKET FUND

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its yield. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards or other factors.

REGULATORY RISK is the risk associated with the SEC’s recently adopted changes to the rules that govern money market funds. These changes will, among other things, (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from a fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Fund’s investment adviser is evaluating the potential impact of these changes, which have a phase-in compliance period ranging from July 2015 through October 2016.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.01%. For the periods shown in the bar chart above, the highest quarterly return was 1.22% in the third quarter of 2007, and the lowest quarterly return was 0.00% in the fourth quarter of 2014.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Money Market Fund	4/11/94	0.01%	0.02%	1.41%	2.71%

The 7-day yield for the Fund as of December 31, 2014: 0.01%. For the current 7-day yield call 800-595-9111 or visit www.northernfunds.com.

MONEY MARKET FUNDS	8	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

MONEY MARKET FUND

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.33%
Other Expenses	0.03%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$115	$201	$455

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

■	Fixed, variable and floating rate notes and similar debt instruments;

■	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

■	Tax-exempt commercial paper;

■	Municipal bonds, notes, paper or other instruments; and

■	Municipal bonds and notes that are guaranteed as principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. The Fund limits its investments in Alternative Minimum Tax (“AMT”) obligations (also known as “private activity bonds”), so that the Fund ordinarily will not invest in such obligations except during temporary defensive periods or when non-AMT obligations are unavailable. AMT obligations pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. To the extent that the Fund invests in AMT obligations, a portion of the Fund’s dividends may be subject to federal income tax for shareholders subject to AMT.

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

PRINCIPAL RISKS

STABLE NAV RISK is the risk that the Fund will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities

MONEY MARKET FUNDS	10	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND

held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its yield. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

REGULATORY RISK is the risk associated with the SEC’s recently adopted changes to the rules that govern money market funds. These changes will, among other things, (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from a fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Fund’s investment adviser is evaluating the potential impact of these changes, which have a phase-in compliance period ranging from July 2015 through October 2016.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

NORTHERN FUNDS PROSPECTUS	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.01%. For the periods shown in the bar chart above, the highest quarterly return was 0.81% in the third quarter of 2007, and the lowest quarterly return was 0.00% in the third quarter of 2014.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Municipal Money Market Fund	4/11/94	0.02%	0.02%	1.00%	1.76%

The 7-day yield for the Fund as of December 31, 2014: 0.01%. For the current 7-day yield call 800-595-9111 or visit www.northernfunds.com.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gain. However, the Fund anticipates that substantially all of its income dividends will be “exempt-interest dividends” that are generally exempt from regular federal income taxes. In certain instances, dividends paid by the Fund, while exempt

MONEY MARKET FUNDS	12	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND

from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of the exempt -interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.33%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Total Annual Fund Operating Expenses	0.37%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$117	$206	$466

PRINCIPAL INVESTMENT STRATEGIES

Effective through September 29, 2015, the Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities. The Fund makes significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury. Under unusual circumstances, such as when appropriate U.S. government securities and repurchase agreements backed by such securities are unavailable, the Fund may also invest in cash equivalents, including money market funds.

Effective September 30, 2015, the Fund will seek to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities.

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

PRINCIPAL RISKS

STABLE NAV RISK is the risk that the Fund will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in

MONEY MARKET FUNDS	14	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.01%. For the periods shown in the bar chart above, the highest quarterly return was 1.22% in the fourth quarter of 2006, and the lowest quarterly return was 0.00% in the fourth quarter of 2014.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
U.S. Government Money Market Fund	4/11/94	0.01%	0.01%	1.37%	2.64%

The 7-day yield for the Fund as of December 31, 2014: 0.01%. For the current 7-day yield call 800-595-9111 or visit www.northernfunds.com.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no

NORTHERN FUNDS PROSPECTUS	15	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MONEY MARKET FUNDS	16	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.33%
Other Expenses	0.03%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$115	$201	$455

PRINCIPAL INVESTMENT STRATEGIES

Effective through September 29, 2015, the Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The Fund makes significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury. Under normal circumstances, the Fund will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Effective September 30, 2015, the Fund will seek to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the Fund will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation.

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

PRINCIPAL RISKS

STABLE NAV RISK is the risk that the Fund will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

NORTHERN FUNDS PROSPECTUS	17	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2015 is 0.01%. For the periods shown in the bar chart above, the highest quarterly return was 1.18% in the fourth quarter of 2006, and the lowest quarterly return was 0.00% in the fourth quarter of 2014.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
U.S. Government Select Money Market Fund	12/12/94	0.01%	0.01%	1.34%	2.56%

The 7-day yield for the Fund as of December 31, 2014: 0.01%. For the current 7-day yield call 800-595-9111 or visit www.northernfunds.com.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its

MONEY MARKET FUNDS	18	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	19	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTMENT ADVISER

This Prospectus describes five money market funds (each a “Fund,” collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

MONEY MARKET FUNDS	20	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

MANAGEMENT FEES

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.10% of the average daily net assets of each Fund. The first table also reflects the advisory fees and management fees paid by each of the Funds for the fiscal year ended March 31, 2015 (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In order to avoid a negative yield, NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Management Agreement will be available in the Funds’ semi-annual report to shareholders for the six-month period ending September 30, 2015.

Fund	Contractual Management Fee Rate Effective 6/30/15	Advisory/Management Fees Paid for Fiscal Year Ended 3/31/15
CALIFORNIA MUNICIPAL MONEY MARKET	0.33%	0.31%
MONEY MARKET	0.33%	0.31%
MUNICIPAL MONEY MARKET	0.33%	0.31%
U.S. GOVERNMENT MONEY MARKET	0.33%	0.31%
U.S. GOVERNMENT SELECT MONEY MARKET	0.33%	0.31%

Fund	Contractual Advisory Fee Rate Prior to 6/30/14
CALIFORNIA MUNICIPAL MONEY MARKET	0.25%
MONEY MARKET	0.25%
MUNICIPAL MONEY MARKET	0.25%
U.S. GOVERNMENT MONEY MARKET	0.25%
U.S. GOVERNMENT SELECT MONEY MARKET	0.25%

NORTHERN FUNDS PROSPECTUS	21	MONEY MARKET FUNDS

MONEY MARKET FUNDS

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees and TNTC’s fees do not represent additional expenses to the Funds.

TNTC, as Transfer Agent, is entitled to transfer agent fees of 0.015% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

MONEY MARKET FUNDS	22	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fit your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including asset allocation, fixed-income, equity and equity index funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 30.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 30 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

■	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 29.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

– Enclose your check with the investment slip portion of the confirmation of your previous investment; or

– Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

NORTHERN FUNDS PROSPECTUS	23	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces

(e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 30 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

MONEY MARKET FUNDS	24	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

– The proceeds are to be sent elsewhere than the address of record, or

– The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY CHECK

If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Funds by check in amounts of $250 or more. If your account is already open:

■	Call 800-595-9111 for the appropriate form.

■	The application must be signed by each person whose name appears on the account and must be accompanied by a signature guarantee.

■	Dividends are earned until the check clears the Transfer Agent.

■	Checks you write will not be returned to you, although copies are available upon request.

■	A fee of $20 will be charged to the account if there are insufficient funds to cover the amount of the redemption by check.

■	To place a stop payment request, call 800-595-9111. A $20 fee will be charged to the account.

■	You may not use checks to close an account or redeem shares purchased within the past fifteen days.

■

In accordance with the requirements of Rule 2a-7 under the 1940 Act, the Funds’ Transfer Agent must have the capability to redeem and sell shares of the Funds at a price based on the current NAV per share, including the capability to redeem and sell at prices that do not correspond to the stable $1.00 NAV or price per share. In the event that a Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for that Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

NORTHERN FUNDS PROSPECTUS	25	MONEY MARKET FUNDS

MONEY MARKET FUNDS

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

■	If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined on page 25 under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

■

Although the Trust imposes no charges when you redeem shares of a Fund, when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

MONEY MARKET FUNDS	26	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

AUTOMATIC INVESTMENT ARRANGEMENTS. You may purchase shares through your account at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting your account on the day the calculation is made. You should contact Northern Trust for more information about its automatic investment arrangements.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 1:00 p.m. Central time for each Fund. Fund shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 29.

Each Fund seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate fair value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m. Central time; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the Statement of Additional Information (“SAI”) for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Funds from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

■

Shares of a Fund are entitled to the dividends declared by the Fund beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in “Timing of Purchase Requests” above.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 29.

■	If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account

NORTHERN FUNDS PROSPECTUS	27	MONEY MARKET FUNDS

MONEY MARKET FUNDS

may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Fund(s).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days, following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■	Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 29.

EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN FUND SHARES. The Board of Trustees of the Trust has not adopted, on behalf of the Funds, policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Funds’ investments. Each Fund reserves the right to refuse a purchase order if management of the Funds determines that the purchase may not be in the best interests of the Funds.

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MONEY MARKET FUNDS

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 24 or 26 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday that the Federal Reserve Bank of New York (the “New York Fed”) is open for business, except as noted below. The New York Fed is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds may also close on days when the New York Fed is open but the Exchange is closed, such as Good Friday.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In

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MONEY MARKET FUNDS

addition, on any Business Day when SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day. In addition, the Board of Trustees of the Funds also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit www.northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and

MONEY MARKET FUNDS	30	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of month end, will be available on the Trust’s web site at www.northernfunds.com no earlier than ten (10) calendar days after the end of the period. This information will remain available on the web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

The Trust also publishes on its web site, no later than the fifth business day of each month and for a period of not less than six months, certain information regarding portfolio holdings of each Fund as of the last business day of the prior month. Certain portfolio information concerning the Funds will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Trust’s web site.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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MONEY MARKET FUNDS

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

Each Fund’s net investment income is declared as a dividend on each Business Day and paid monthly. Dividends will also be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net investment income includes interest accrued on the Fund’s assets less the Fund’s estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust’s fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Transfer Agent by the time designated on page 27 under “Timing of Purchase Requests.” Otherwise, shares begin earning dividends on the day payment in federal or other immediately available funds is received. Shares earn dividends through and including the day prior to the day they are redeemed.

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MONEY MARKET FUNDS

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain, if any (excess of long-term capital gain over short-term capital loss), and substantially all of its tax-exempt income. Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on taxable Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%. You will be notified annually of the tax status of distributions to you. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

You should note that the Funds do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. Therefore, dividends paid by the Funds will also not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then the Trust will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

MUNICIPAL MONEY MARKET AND CALIFORNIA MUNICIPAL MONEY MARKET FUNDS. The Municipal Money Market and California Municipal Money Market Funds (the “Municipal Funds”) expect to pay “exempt-interest dividends” that are generally exempt from regular federal income tax. However, a portion of the exempt-interest dividends paid by the Municipal Funds generally will be an item of tax preference for purposes of determining federal AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The California Municipal Money Market Fund expects to pay dividends that are generally exempt from California personal income tax. This exemption will apply, however, only to dividends that are derived from interest paid on California municipal instruments or on certain federal obligations. In addition, dividends paid by this Fund will be subject to state corporate franchise and corporate income taxes, if applicable.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds generally will not be deductible for federal income tax purposes.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Fund distributions attributable to Fund income such as interest will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be

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MONEY MARKET FUNDS

reduced (and in some cases eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Funds with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. For taxable years of a Fund beginning before January 1, 2015, dividends reported as short term capital gain dividends or interest-related dividends are not subject to U.S. withholding tax. The exemption may not apply, however, if the recipient’s investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. However, dividends reported as exempt-interest dividends are generally not subject to U.S. withholding tax. In addition, the Funds are required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax professionals regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information relating to the Funds is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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MONEY MARKET FUNDS

SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund, its yield and investment performance and the price of its shares. An investment in each of the Funds is not a deposit of any bank and is not insured or guaranteed by the FDIC, any other government agency or Northern Trust. Although each of the Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

The Funds seek to maintain a stable NAV of $1.00 per share. Consistent with this policy, each of the Funds:

■	Limits its dollar-weighted average portfolio maturity to 60 days or less;

■

Limits its dollar-weighted average portfolio maturity without regard to maturity shortening provisions applicable to variable and floating rate securities (also known as dollar-weighted average portfolio life) to 120 days or less;

■	Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

■	Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

SEC regulations require each Fund to limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average portfolio life to 120 days or less. Each Fund also is required to comply with SEC requirements with respect to the liquidity of the Fund’s investments. Specifically, each Fund (except the California Municipal Money Market and Municipal Money Market Funds) is required to hold at least 10% of its total assets in “daily liquid assets,” and each Fund is required to hold at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash, U.S. Treasury securities and securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash, U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

In addition, each Fund limits its investments to “Eligible Securities” as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) are issued or guaranteed by, or otherwise allow a Fund to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Fund and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called “First Tier Securities.” Under normal circumstances, the Money Market, U.S. Government and U.S. Government Select Funds intend to limit purchases of securities to First Tier Securities. Securities in which the Funds may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Fund generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Funds may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the SAI.

Stable NAV risk is the risk that a Fund will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by a Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Funds.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

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MONEY MARKET FUNDS

During extraordinary market conditions and interest rate environments, all or any portion of the assets of the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund may be uninvested or, in the case of the California Municipal Money Market Fund and Municipal Money Market Fund, invested in taxable instruments. Uninvested assets do not generate income. The Funds may not achieve their respective investment objectives during this time.

Effective through September 29, 2015, under unusual circumstances, such as when appropriate securities that are exempt from state taxes are unavailable, the U.S. Government Select Money Market Fund may invest in U.S. government securities that are not exempt from state taxation and cash equivalents, including money market funds and repurchase agreements, and hold uninvested cash. Cash assets will not generate income. The U.S. Government Select Money Market Fund may not achieve its investment objective during this time.

Effective September 30, 2015, under unusual circumstances, such as when appropriate securities that are exempt from state taxes are unavailable, the U.S. Government Select Money Market Fund also may invest in U.S. government securities that are not exempt from state taxation and qualified repurchase agreements, and hold uninvested cash. Cash assets will not generate income. The U.S. Government Select Money Market Fund may not achieve its investment objective during this time.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund may purchase these and other types of asset-backed securities that are “Eligible Securities” as defined by the SEC.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support, or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk and liquidity risk.

CALIFORNIA MUNICIPAL INSTRUMENTS. The investments of the California Municipal Money Market Fund in California municipal instruments raise special considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers of California municipal instruments to meet their obligations.

INVESTMENT STRATEGY. Under normal market conditions, at least 80% of the California Municipal Money Market Fund’s net assets will be invested in California municipal instruments.

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Consequently, the Fund is more susceptible to factors adversely affecting issuers of California municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.

SPECIAL RISKS. As described above, the California Municipal Money Market Fund generally will invest at least 80% of its net assets in state and local municipal securities whose income is exempt from regular federal and California State personal income taxes. The Fund is therefore susceptible to political, economic or regulatory developments within the State of California, and to the financial condition of the State, its political authorities and political subdivisions. The information set forth below and the related information contained in the SAI are derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

California has recently begun to experience a recovery from the economic downturn that the nation experienced beginning in 2008, which was marked in California by high unemployment, steep contraction in housing construction and home values, a drop in Statewide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales. The broad decline in economic activity and rise in unemployment across many sectors of the California economy following the 2008 recession resulted in a rise in the State unemployment rate. The weakness in the State economy caused State tax revenues, which draw heavily from personal income taxes and sales tax, to decline precipitously starting in 2008, resulting in large budget gaps and cash shortfalls in 2008 and in the years that followed. More recently, however, the State has experienced increases in revenues as a result of improving housing and stock markets, a temporary sales and income tax increase approved by voters in November 2013 and spending cuts. It is unclear, however, whether this improvement in the State’s fiscal health can be sustained. California’s finances are highly dependent on income and capital-gains taxes and are accordingly sensitive to the business cycle. Despite its improving finances, California took on approximately $35 billion in debt during the recession years, which may negatively impact the State’s finances. In addition, several key assumptions in recent budgets have not been realized, and the State’s financial plan continues to be based on a number of assumptions that may not be realized.

As of June 2015, the State’s general obligations were assigned ratings of “A” by Fitch Ratings (“Fitch”), “Aa3” by Moody’s Investors Service, Inc. (“Moody’s”), and “A” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”). These credit ratings are among the lowest assigned to state general obligation bonds in the country.

These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

California’s economic problems since 2008 and debt burden heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the California Municipal Money Market Fund, which could adversely affect the Fund’s net asset values or the distributions paid by the Fund. The foregoing discussion is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. It is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The impact of these factors on the net asset values or distributions paid by the California Municipal Money Market Fund is also unpredictable.

In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a NRSRO, they may become ineligible for purchase by the Fund. Since there are large numbers of buyers of these instruments, the supply of California municipal instruments that are eligible for purchase by the California Municipal Money Market Fund could become inadequate at certain times.

A more detailed description of special factors affecting investments in California municipal instruments is provided in the SAI.

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed-income securities held by a Fund may default on its

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obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Funds intend to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds, other than the U.S. Government Select Money Market Fund, may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Money Market Fund in custodial receipts, if any, are expected to be minimal, and will not exceed 20% of the value of the Fund’s net assets.

SPECIAL RISKS. Like other stripped securities (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

CYBER SECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their investment adviser, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in a Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.

FOREIGN INVESTMENTS. The Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Investments by the Money Market Fund in foreign issuer obligations will not exceed 50% of the Fund’s total assets measured at the time of purchase.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than

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domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause a Fund’s investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value. Guarantees, letters of credit, insurance or other credit enhancements do not protect a Fund or its shareholders from losses caused by declines in a security’s market value. In addition, having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Money Market Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATES. A Fund’s yield will vary with changes in interest rates. In a rising interest rate environment, a Fund’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by a Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio”, and together the “Portfolios,”) and lend money to other funds in the Trust, for temporary or emergency purposes. Northern Trust Investments, Inc. is the Investment Adviser to the Funds and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives or provides an equal or lower interest rate than is available from a bank for a comparable transaction; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending Fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; and (8) a Fund’s borrowings through the program will

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not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails,” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. The Board of Trustees of the Trust is responsible for overseeing the interfund lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance.

LARGE SHAREHOLDER PURCHASE AND REDEMPTION RISK. The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause the Funds to sell their securities at times when it would not otherwise do so, which may negatively impact each Fund’s NAV and liquidity. In addition, a large redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash and are required to maintain a larger cash position than they ordinarily would.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Municipal Funds may each acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

INVESTMENT STRATEGY. Although it is not their current policy to do so on a regular basis, each of the Municipal Funds may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, these Funds do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The California Municipal Money Market Fund expects to invest principally in California municipal instruments. The Municipal Money Market Fund may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

The Funds, in addition to the Municipal Funds, may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds, other than the Municipal Funds, on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Fund could

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suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

In addition, when a substantial portion of a Fund’s assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Also, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Municipal Funds may invest. Such disruptions to the financial markets may reduce the number of municipal instruments available for purchase by the Funds and could adversely affect the Funds’ shareholders by subjecting the income from the Funds to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal instruments held by the Municipal Funds.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and principal investment strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. The U.S. Government Select Money Market Fund does not intend to invest in repurchase agreements except in unusual circumstances, such as when appropriate securities that are exempt from state taxes are unavailable. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” above).

The Funds intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

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The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s investment performance.

TAXABLE INVESTMENTS. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

INVESTMENT STRATEGY. The Municipal Funds each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are “Eligible Securities” as defined by the SEC for money market funds.

SPECIAL RISKS. Dividends paid by the Municipal Funds that are derived from interest paid on taxable investments generally will be taxable to each Fund’s shareholders as ordinary income for federal income tax purposes. The Municipal Funds may not achieve their investment objectives when their assets are invested in taxable obligations.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g. U.S. Treasury bonds).

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VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

DERIVATIVES. Each Fund may purchase certain “derivative” instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments.

INVESTMENT STRATEGY. A Fund may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity

NORTHERN FUNDS PROSPECTUS	43	MONEY MARKET FUNDS

MONEY MARKET FUNDS

risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” above), and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 5% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies.

INVESTMENT STRATEGY. Investments by a Fund in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the management fees and other expenses the Fund bears directly in connection with its own operations.

LENDING OF SECURITIES. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific

MONEY MARKET FUNDS	44	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, asset-backed commercial paper, structured notes and other debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. For capital preservation and liquidity, each Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of a Fund’s yield.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

NORTHERN FUNDS PROSPECTUS	45	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS.

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

MONEY MARKET FUNDS	46	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	—	—	—	—	—
Net realized and unrealized gains (losses)(2)	—	—	—	—	—
Total from Investment Operations	—	—	—	—	—
LESS DISTRIBUTIONS PAID:
From net investment income(3)	—	—	—	—	—
Total Distributions Paid	—	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$475,608	$453,842	$369,955	$426,698	$469,628
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.04%	0.08%	0.16%	0.16%	0.27%
Expenses, before reimbursements and credits(5)	0.41%	0.50%	0.51%	0.49%	0.57%
Net investment income (loss), net of reimbursements and credits(5)	0.01%	0.01%	0.00%	0.01%	0.00%
Net investment loss, before reimbursements and credits(5)	(0.36)%	(0.41)%	(0.35)%	(0.32)%	(0.30)%

(1)	Per share amounts from net investment income (loss) were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

NORTHERN FUNDS PROSPECTUS	47	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	—	—	—	—	—
Net realized and unrealized gains (losses)(2)	—	—	—	—	—
Total from Investment Operations	—	—	—	—	—
LESS DISTRIBUTIONS PAID:
From net investment income(3)	—	—	—	—	—
Total Distributions Paid	—	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.02%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,844,593	$7,979,006	$8,576,752	$7,276,346	$7,419,896
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.17%	0.18%	0.24%	0.18%	0.30%
Expenses, before reimbursements and credits(5)	0.39%	0.48%	0.48%	0.48%	0.55%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.02%	0.02%
Net investment loss, before reimbursements and credits(5)	(0.21)%	(0.29)%	(0.23)%	(0.28)%	(0.23)%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

MONEY MARKET FUNDS	48	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

FOR THE FISCAL YEARS ENDED MARCH 31,

MUNICIPAL MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	—	—	—	—	—
Net realized and unrealized gains (losses)(2)	—	—	—	—	—
Total from Investment Operations	—	—	—	—	—
LESS DISTRIBUTIONS PAID:
From net investment income(3)	—	—	—	—	—
From net realized gains	— (4)	—	—	—	—
Total Distributions Paid	—	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(5)	0.02%	0.02%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,273,372	$6,427,560	$6,657,305	$7,015,764	$6,688,741
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.07%	0.10%	0.17%	0.16%	0.29%
Expenses, before reimbursements and credits(6)	0.39%	0.48%	0.48%	0.48%	0.54%
Net investment income, net of reimbursements and credits(6)	0.01%	0.01%	0.01%	0.02%	0.03%
Net investment loss, before reimbursements and credits(6)	(0.31)%	(0.37)%	(0.30)%	(0.30)%	(0.22)%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.

(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)	The impact on Net Assets due to any custody credits is less than 0.001%.

NORTHERN FUNDS PROSPECTUS	49	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	—	—	—	—	—
Net realized and unrealized gains (losses)(2)	—	—	—	—	—
Total from Investment Operations	—	—	—	—	—
LESS DISTRIBUTIONS PAID:
From net investment income(3)	—	—	—	—	—
Total Distributions Paid	—	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,763,668	$1,383,478	$1,329,392	$1,351,140	$1,626,601
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.09%	0.10%	0.17%	0.12%	0.23%
Expenses, before reimbursements and credits(5)	0.40%	0.48%	0.48%	0.49%	0.54%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.30)%	(0.37)%	(0.30)%	(0.36)%	(0.30)%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

MONEY MARKET FUNDS	50	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	—	—	—	—	—
Net realized and unrealized gains (losses)(2)	—	—	—	—	—
Total from Investment Operations	—	—	—	—	—
LESS DISTRIBUTIONS PAID:
From net investment income(3)	—	—	—	—	—
Total Distributions Paid	—	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,359,681	$3,727,033	$3,537,631	$3,436,678	$3,122,906
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.09%	0.10%	0.15%	0.09%	0.20%
Expenses, before reimbursements and credits(5)	0.39%	0.48%	0.48%	0.48%	0.55%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.29)%	(0.37)%	(0.32)%	(0.38)%	(0.34)%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

NORTHERN FUNDS PROSPECTUS	51	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s web site at www.sec.gov (text-only).

■	Northern Funds’ web site at www.northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

MONEY MARKET FUNDS	52	NORTHERN FUNDS PROSPECTUS	MM PRO (7/15)

MONEY MARKET FUNDS

NORTHERN FUNDS PROSPECTUS

INVESTORS VARIABLE NAV MONEY MARKET FUND

INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET FUND

INVESTORS VARIABLE NAV U.S. GOVERNMENT MONEY MARKET FUND

INVESTORS VARIABLE NAV TREASURY MONEY MARKET FUND

Prospectus dated July 31, 2015

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

3	FUND SUMMARIES

	3	INVESTORS VARIABLE NAV MONEY MARKET FUND

	6	INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET FUND

	9	INVESTORS VARIABLE NAV U.S. GOVERNMENT MONEY MARKET FUND

	12	INVESTORS VARIABLE NAV TREASURY MONEY MARKET FUND

15	INVESTMENT ADVISER

16	MANAGEMENT FEES

17	OTHER FUND SERVICES

18	PURCHASING AND SELLING SHARES

	18	PURCHASING SHARES

	18	OPENING AN ACCOUNT

	19	SELLING SHARES

22	ACCOUNT POLICIES AND OTHER INFORMATION

27	DIVIDENDS AND DISTRIBUTIONS

28	TAX CONSIDERATIONS

30	SECURITIES, TECHNIQUES AND RISKS

	30	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	37	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

39	FINANCIAL HIGHLIGHTS

40	FOR MORE INFORMATION

MONEY MARKET FUNDS	2	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

FUND SUMMARIES

INVESTORS VARIABLE NAV MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Other Expenses(1)	0.07%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.05%
Total Annual Fund Operating Expenses	0.40%
Expense Reimbursement(2)	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	“Other Expenses” are estimated for the current fiscal year since the Fund has not commenced operations as of the date of this Prospectus.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$123

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets, including, but not limited to:

■	Obligations of U.S. banks (including obligations of foreign branches of such banks);

■	Obligations of foreign commercial banks;

■	Commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

■	Corporate bonds, notes, paper and other instruments that are of high-quality;

■	Asset-backed securities and asset-backed commercial paper;

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

■	Securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

■	Repurchase agreements; and

■	Municipal securities issued or guaranteed by state or local governmental bodies.

THE FUND HAS A VARIABLE NET ASSET VALUE (“NAV”). UNLIKE A TRADITIONAL MONEY MARKET FUND, THE FUND WILL NOT USE THE AMORTIZED COST METHOD OF VALUATION AND DOES NOT SEEK TO MAINTAIN A STABLE SHARE PRICE OF $1.00. AS A RESULT, THE FUND’S SHARE PRICE, WHICH IS ITS NAV, WILL VARY AND REFLECT THE EFFECTS OF UNREALIZED APPRECIATION AND DEPRECIATION AND REALIZED LOSSES AND GAINS. The Fund is managed in accordance with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 2a-7 imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining maturity of no more than 397 days, and must be high quality. In addition, the Fund must maintain a dollar-weighted average maturity of 60 days or less, and a dollar-weighted average life of

NORTHERN FUNDS PROSPECTUS	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV MONEY MARKET FUND

120 days or less, without regard to interest rate resets. The Fund also maintains certain minimum standards regarding daily and weekly liquid assets, and limitations on the purchase of illiquid holdings, as required by Rule 2a-7.

The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

PRINCIPAL RISKS

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its yield. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards or other factors.

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

REGULATORY RISK is the risk associated with the Securities and Exchange Commission’s recently adopted changes to the rules that govern money market funds. These changes will, among other things, (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from a fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Fund’s investment adviser is evaluating the potential impact of these changes, which have a phase-in compliance period ranging from July 2015 through October 2016.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. It is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc. , a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). This minimum does not apply, however, to shares

MONEY MARKET FUNDS	4	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV MONEY MARKET FUND

purchased through a Northern Trust cash sweep program. The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Other Expenses(1)	0.07%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.05%
Total Annual Fund Operating Expenses	0.40%
Expense Reimbursement(2)	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	“Other Expenses” are estimated for the current fiscal year since the Fund has not commenced operations as of the date of this Prospectus.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$123

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include, but are not limited to:

■	Fixed, variable and floating rate notes and similar debt instruments;

■	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

■	Tax-exempt commercial paper;

■	Municipal bonds, notes, paper or other instruments; and

■	Municipal bonds and notes that are guaranteed as principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax and alternative minimum tax. Under normal circumstances, it is the Fund’s policy not to invest in alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), using them only during temporary defensive periods or when non-AMT obligations are unavailable. AMT obligations pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. To the extent that the Fund invests in AMT obligations, a portion of the Fund’s dividends may be subject to federal income tax for shareholders subject to AMT.

THE FUND HAS A VARIABLE NET ASSET VALUE (“NAV”). UNLIKE A TRADITIONAL MONEY MARKET FUND, THE FUND WILL NOT USE THE AMORTIZED COST METHOD OF VALUATION AND DOES NOT SEEK TO MAINTAIN A STABLE SHARE PRICE OF $1.00. AS A RESULT, THE FUND’S SHARE PRICE, WHICH IS ITS NAV, WILL VARY AND REFLECT THE EFFECTS OF UNREALIZED APPRECIATION AND DEPRECIATION AND REALIZED LOSSES AND GAINS. The Fund is managed in accordance with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 2a-7 imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining

MONEY MARKET FUNDS	6	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET FUND

maturity of no more than 397 days, and must be high quality. In addition, the Fund must maintain a dollar-weighted average maturity of 60 days or less, and a dollar-weighted average life of 120 days or less, without regard to interest rate resets. The Fund also maintains certain minimum standards regarding daily and weekly liquid assets, and limitations on the purchase of illiquid holdings, as required by Rule 2a-7.

PRINCIPAL RISKS

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its yield. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

REGULATORY RISK is the risk associated with the Securities and Exchange Commission’s recently adopted changes to the rules that govern money market funds. These changes will, among other things, (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from a fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Fund’s investment adviser is evaluating the potential impact of these changes, which have a phase-in compliance period ranging from July 2015 through October 2016.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. It is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

NORTHERN FUNDS PROSPECTUS	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gain. However, the Fund anticipates that substantially all of its income dividends will be “exempt-interest dividends” that are generally exempt from regular federal income taxes. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MONEY MARKET FUNDS	8	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Other Expenses(1)	0.07%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.05%
Total Annual Fund Operating Expenses	0.40%
Expense Reimbursement(2)	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	“Other Expenses” are estimated for the current fiscal year since the Fund has not commenced operations as of the date of this Prospectus.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$123

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in:

■	Cash;

■

Securities issued or guaranteed by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing; and

■	Repurchase agreements that are fully collateralized by cash or such securities.

Subject to the 99.5% investment strategy requirement describe above, the Fund also may invest in other “Eligible Securities” as defined by the Securities and Exchange Commission (“SEC”). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) are issued or guaranteed by, or otherwise allow a Fund to demand payment from, an issuer with those ratings.

Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Fund’s investment adviser under the direction of the Board of Trustees.

THE FUND HAS A VARIABLE NET ASSET VALUE (“NAV”). UNLIKE A TRADITIONAL MONEY MARKET FUND, THE FUND WILL NOT USE THE AMORTIZED COST METHOD OF VALUATION AND DOES NOT SEEK TO MAINTAIN A STABLE SHARE PRICE OF $1.00. AS A RESULT, THE FUND’S SHARE PRICE, WHICH IS ITS NAV, WILL VARY AND REFLECT THE EFFECTS OF UNREALIZED APPRECIATION AND DEPRECIATION AND REALIZED LOSSES AND GAINS. The Fund is managed in accordance with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 2a-7 imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining maturity of no more than 397 days, and must be high quality. In addition, the Fund must maintain a dollar-weighted average

NORTHERN FUNDS PROSPECTUS	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV U.S. GOVERNMENT MONEY MARKET FUND

maturity of 60 days or less, and a dollar-weighted average life of 120 days or less, without regard to interest rate resets. The Fund also maintains certain minimum standards regarding daily and weekly liquid assets, and limitations on the purchase of illiquid holdings, as required by Rule 2a-7.

PRINCIPAL RISKS

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. It is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated

MONEY MARKET FUNDS	10	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV U.S. GOVERNMENT MONEY MARKET FUND

bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NORTHERN FUNDS PROSPECTUS	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing primarily in U.S. Treasury securities, securities guaranteed as to principal and interest by the U.S. government, and related repurchase agreements.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Other Expenses(1)	0.07%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.05%
Total Annual Fund Operating Expenses	0.40%
Expense Reimbursement(2)	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(1)	“Other Expenses” are estimated for the current fiscal year since the Fund has not commenced operations as of the date of this Prospectus.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses; the compensation paid to each Independent Trustee of the Trust; expenses of third party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; expenses in connection with the negotiation and renewal of the revolving credit facility; and extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2016 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$123

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal circumstances, its total assets exclusively in:

■	Cash;

■	Securities issued or guaranteed by the U.S. Treasury; and

■	Repurchase agreements that are collateralized fully by cash and such securities.

THE FUND HAS A VARIABLE NET ASSET VALUE (“NAV”). UNLIKE A TRADITIONAL MONEY MARKET FUND, THE FUND WILL NOT USE THE AMORTIZED COST METHOD OF VALUATION AND DOES NOT SEEK TO MAINTAIN A STABLE SHARE PRICE OF $1.00. AS A RESULT, THE FUND’S SHARE PRICE, WHICH IS ITS NAV, WILL VARY AND REFLECT THE EFFECTS OF UNREALIZED APPRECIATION AND DEPRECIATION AND REALIZED LOSSES AND GAINS. The Fund is managed in accordance with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 2a-7 imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Accordingly, the Fund’s investments must have a remaining maturity of no more than 397 days, and must be high quality. In addition, the Fund must maintain a dollar-weighted average maturity of 60 days or less, and a dollar-weighted average life of 120 days or less, without regard to interest rate resets. The Fund also maintains certain minimum standards regarding daily and weekly liquid assets, and limitations on the purchase of illiquid holdings, as required by Rule 2a-7.

The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

PRINCIPAL RISKS

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance

MONEY MARKET FUNDS	12	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV TREASURY MONEY MARKET FUND

company or other financial institution or such entity’s failure to fulfill its obligations could cause the Fund’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INCOME RISK is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its yield. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. It is possible to lose money by investing in the Fund.

FUND PERFORMANCE

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■	By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust

NORTHERN FUNDS PROSPECTUS	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTORS VARIABLE NAV TREASURY MONEY MARKET FUND

Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MONEY MARKET FUNDS	14	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

INVESTMENT ADVISER

This Prospectus describes four of the money market funds (each a “Fund,” collectively, the “Funds”) currently offered by the Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015 Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Under the Management Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

NORTHERN FUNDS PROSPECTUS	15	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MANAGEMENT FEES

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2016. The contractual expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interests of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for approving the Funds’ Management Agreement will be included in the Funds’ first annual or semi-annual report to shareholders following their commencement of operations.

Fund	Contractual Management Fee Rate
INVESTORS VARIABLE NAV MONEY MARKET	0.33%
INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET	0.33%
INVESTORS VARIABLE NAV U.S. GOVERNMENT MONEY MARKET	0.33%
INVESTORS VARIABLE NAV TREASURY MONEY MARKET	0.33%

MONEY MARKET FUNDS	16	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees and TNTC’s fees do not represent additional expenses to the Funds.

TNTC, as Transfer Agent, is entitled to transfer agent fees of 0.015% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees.

Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

NORTHERN FUNDS PROSPECTUS	17	MONEY MARKET FUNDS

MONEY MARKET FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fit your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including additional money market funds, asset allocation, fixed-income, equity and equity index funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 25.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 25 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

■	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 25.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

–	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

–	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

MONEY MARKET FUNDS	18	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########)

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########)

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less.

Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 25 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

NORTHERN FUNDS PROSPECTUS	19	MONEY MARKET FUNDS

MONEY MARKET FUNDS

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

If you purchased shares directly from the Funds or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

–	The proceeds are to be sent elsewhere than the address of record, or

–	The redemption amount is greater than $100,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

■	If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

MONEY MARKET FUNDS	20	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

■

Although the Trust imposes no charges when you redeem shares of a Fund, when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

NORTHERN FUNDS PROSPECTUS	21	MONEY MARKET FUNDS

MONEY MARKET FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

AUTOMATIC INVESTMENT ARRANGEMENTS. You may purchase shares through your account at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting your account on the day the calculation is made. You should contact Northern Trust for more information about its automatic investment arrangements.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 1:00 p.m. Central time for each Fund. Fund shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 24.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost, which, according to the Investment Adviser, approximates fair value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment in federal or other immediately available funds on the same Business Day by 1:00 p.m. Central time; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the Statement of Additional Information (“SAI”) for further information about the terms of these purchases and redemptions.

MONEY MARKET FUNDS	22	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Funds from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

■

Shares of a Fund are entitled to the dividends declared by the Fund beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in “Timing of Purchase Requests” above.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 25.

■

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Fund(s).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days, following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■	Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to www.northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

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MONEY MARKET FUNDS

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 25.

EXCHANGE PRIVILEGES. You may exchange shares of one fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN FUND SHARES. The Board of Trustees of the Trust has not adopted, on behalf of the Funds, policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Funds’ investments. Each Fund reserves the right to refuse a purchase order if management of the Funds determines that the purchase may not be in the best interests of the Funds.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 19 or 20 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday that the Federal Reserve Bank of New York (the “New York Fed”) is open for business, except as noted below. The New York Fed is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund may also close on days when the New York Fed is open but the Exchange is closed, such as Good Friday.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

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MONEY MARKET FUNDS

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day. In addition, the Board of Trustees of the Funds also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit www.northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional

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compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of month end, will be available on the Trust’s web site at www.northernfunds.com no earlier than ten (10) calendar days after the end of the period. This information will remain available on the web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

The Trust also publishes on its web site, no later than the fifth business day of each month and for a period of not less than six months, certain information regarding portfolio holdings of each Fund as of the last business day of the prior month. Certain portfolio information concerning the Funds will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Trust’s web site.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt-out notice.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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MONEY MARKET FUNDS

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

Each Fund’s net investment income is declared as a dividend on each Business Day and paid monthly. Dividends will also be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net investment income includes interest accrued on the Fund’s assets less the Fund’s estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust’s fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Transfer Agent by the time designated on page 22 under “Timing of Purchase Requests.” Otherwise, shares begin earning dividends on the day payment in federal or other immediately available funds is received. Shares earn dividends through and including the day prior to the day they are redeemed.

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MONEY MARKET FUNDS

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain, if any (excess of long-term capital gain over short-term capital loss), and substantially all of its tax-exempt income. Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on taxable Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds will be subject to the Medicare contribution tax on their “net investment income,” which includes non-exempt interest, dividends and capital gains at a rate of 3.8%. You will be notified annually of the tax status of distributions to you. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

You should note that the Funds do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. Therefore, dividends paid by the Funds will also not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then the Trust will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET FUND. The Investors Variable NAV AMT-Free Municipal Money Market Fund expects to pay “exempt-interest dividends” that are generally exempt from regular federal income tax. However, a portion of the exempt-interest dividends paid by the Investors Variable NAV AMT-Free Municipal Money Market Fund may be an item of tax preference for purposes of determining federal AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Investors Variable NAV AMT-Free Municipal Money Market Fund generally will not be deductible for federal income tax purposes.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Fund distributions attributable to Fund income such as interest will generally be subject to a 30% withholding tax when paid to foreign shareholders. The U.S. withholding tax may, however be reduced (and in some cases eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. However, dividends reported as exempt-interest dividends are generally not subject to U.S. withholding tax. The exemption

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may not apply, however, if the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

The Funds are required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information relating to the Funds is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund, its yield and investment performance and the price of its shares. An investment in each of the Funds is not a deposit of any bank and is not insured or guaranteed by the FDIC, any other government agency or Northern Trust. It is possible to lose money by investing in the Funds. This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

Consistent with the Funds’ investment objectives, each of the Funds:

■	Limits its dollar-weighted average portfolio maturity to 60 days or less;

■

Limits its dollar-weighted average portfolio maturity without regard to maturity shortening provisions applicable to variable and floating rate securities (also known as dollar-weighted average portfolio life) to 120 days or less;

■	Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

■	Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

SEC regulations require each Fund to limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average portfolio life to 120 days or less. Each Fund also is required to comply with SEC requirements with respect to the liquidity of the Fund’s investments. Specifically, each Fund (except the Investors Variable NAV AMT-Free Municipal Money Market Fund) is required to hold at least 10% of its total assets in “daily liquid assets,” and each Fund is required to hold at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash, U.S. Treasury securities and securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash, U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

In addition, each Fund limits its investments to “Eligible Securities” as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) are issued or guaranteed by, or otherwise allow a Fund to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Fund and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called “First Tier Securities.” Under normal circumstances, the Investors Variable NAV Money Market, Investors Variable NAV U.S. Government Money Market and the Investors Variable NAV Treasury Money Market Funds intend to limit purchases of securities to First Tier Securities. Securities in which the Funds may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Fund generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Funds may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the SAI.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

During extraordinary market conditions and interest rate environments, all or any portion of the Funds’ assets may be uninvested and will therefore not generate income. The Funds may not achieve their respective investment objectives during this time.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

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Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The Investors Variable NAV Money Market Fund and Investors Variable NAV AMT-Free Municipal Money Market Fund may purchase various types of asset-backed securities that are “Eligible Securities” as defined by the SEC. The Investors Variable NAV U.S. Government Money Market Fund may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support, or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk and liquidity risk.

CYBER SECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their investment adviser, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in a Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

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CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Funds intend to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds, except for the Investors Variable NAV Treasury Money Market Fund, may invest a portion of their assets in custodial receipts. Investments by the Investors Variable NAV U.S. Government Money Market Fund in custodial receipts, if any, are expected to be minimal, and will not exceed 20% of the value of the Fund’s net assets.

SPECIAL RISKS. Like other stripped securities (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

FOREIGN INVESTMENTS. The Investors Variable NAV Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Investments by the Investors Variable NAV Money Market Fund in foreign issuer obligations will not exceed 50% of the Fund’s total assets measured at the time of purchase.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause a Fund’s investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value. Guarantees, letters of credit, insurance or other credit enhancements do not protect a Fund or its shareholders from losses caused by declines in a security’s market value. In addition, having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to

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make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Investors Variable NAV Money Market Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATES. A Fund’s yield will vary with changes in interest rates. In a rising interest rate environment, a Fund’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by a Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance.

INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio”, and together the “Portfolios”) and to lend money to other funds in the Trust, for temporary or emergency purposes. Northern Trust Investments, Inc. is the Investment Adviser to the Funds and the investment adviser to the Portfolios. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives or provides an equal or lower interest rate than is available from a bank for a comparable transaction; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one Fund shall not exceed 5% of the Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails,” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending fund could result in a lost investment opportunity or additional lending costs.

LARGE SHAREHOLDER PURCHASE AND REDEMPTION RISK. The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause the Funds to sell their securities at times when it would not otherwise do so, which may negatively impact each Fund’s NAV and liquidity. In addition, a large redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash and are required to maintain a larger cash position than they ordinarily would.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. Municipal instruments include both “general” and “revenue”

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bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Investors Variable NAV AMT-Free Municipal Money Market Fund may acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

INVESTMENT STRATEGY. Although it is not its current policy to do so on a regular basis, the Investors Variable NAV AMT-Free Municipal Money Market Fund may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, the Fund does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The Investors Variable NAV AMT-Free Municipal Money Market Fund may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state. The Investors Variable NAV AMT-Free Municipal Money Market Fund limits its investments in AMT obligations (also known as “private activity bonds”), so that the Portfolio ordinarily will not invest in such obligations except during temporary defensive periods or when non-AMT obligations are unavailable.

The Funds, in addition to the Investors Variable NAV AMT-Free Municipal Money Market Fund, may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds, other than the Investors Variable NAV AMT-Free Municipal Money Market Fund, on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

In addition, when a substantial portion of a Fund’s assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same

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state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Also, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Investors Variable NAV AMT-Free Municipal Money Market Fund may invest. Such disruptions to the financial markets may reduce the number of municipal instruments available for purchase by the Fund and could adversely affect the Fund’s shareholders by subjecting the income from the Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal instruments held by the Investors Variable NAV AMT-Free Municipal Money Market Fund.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.
SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” above).

The Funds intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s investment performance.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, asset-backed commercial paper, structured notes and other debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less

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than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TAXABLE INVESTMENTS. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

INVESTMENT STRATEGY. The Investors Variable NAV AMT-Free Municipal Money Market Fund may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are “Eligible Securities” as defined by the SEC for money market funds.

SPECIAL RISKS. Dividends paid by the Investors Variable NAV AMT-Free Municipal Money Market Fund that are derived from interest paid on taxable investments generally will be taxable to the Fund’s shareholders as ordinary income for federal income tax purposes. The Investors Variable NAV AMT-Free Municipal Money Market Fund may not achieve its investment objective when its assets are invested in taxable obligations.

U.S. GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

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INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

DERIVATIVES. Each Fund may purchase certain “derivative” instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments.

INVESTMENT STRATEGY. A Fund may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within

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MONEY MARKET FUNDS

seven days, certain insurance funding agreements (see “Insurance Funding Agreements” above), and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 5% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies.

INVESTMENT STRATEGY. Investments by a Fund in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the management fees and other expenses the Fund bears directly in connection with its own operations.

LENDING OF SECURITIES. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

TEMPORARY INVESTMENTS. For capital preservation and liquidity, each Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of a Fund’s yield.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

MONEY MARKET FUNDS	38	NORTHERN FUNDS PROSPECTUS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Funds because they commenced operations on or after the date of this Prospectus.

NORTHERN FUNDS PROSPECTUS	39	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds’ investments will be available in the Funds’ annual and semiannual reports to shareholders when they are prepared.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s web site at www.sec.gov (text-only).

■	Northern Funds’ web site at www.northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

MONEY MARKET FUNDS	40	NORTHERN FUNDS PROSPECTUS	VNAV PRO (7/15)

NORTHERN FUNDS

(THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2015

INCOME EQUITY FUND (NOIEX)

INTERNATIONAL EQUITY FUND (NOIGX)

LARGE CAP CORE FUND (NOLCX)

LARGE CAP EQUITY FUND (NOGEX)

LARGE CAP VALUE FUND (NOLVX)

SMALL CAP CORE FUND (NSGRX)

SMALL CAP VALUE FUND (NOSGX)

TECHNOLOGY FUND (NTCHX)

ARIZONA TAX-EXEMPT FUND (NOAZX)

BOND INDEX FUND (NOBOX)

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (NCITX)

CALIFORNIA TAX-EXEMPT FUND (NCATX)

CORE BOND FUND (NOCBX)

FIXED INCOME FUND (NOFIX)

HIGH YIELD FIXED INCOME FUND (NHFIX)

HIGH YIELD MUNICIPAL FUND (NHYMX)

INTERMEDIATE TAX-EXEMPT FUND (NOITX)

SHORT BOND FUND (BSBAX)

SHORT-INTERMEDIATE TAX-EXEMPT FUND (NSITX)

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (NSIUX)

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND (NTAUX)

TAX-EXEMPT FUND (NOTEX)

ULTRA-SHORT FIXED INCOME FUND (NUSFX)

U.S. GOVERNMENT FUND (NOUGX)

U.S. TREASURY INDEX FUND (BTIAX)

CALIFORNIA MUNICIPAL MONEY MARKET FUND (NOCXX)

MONEY MARKET FUND (NORXX)

MUNICIPAL MONEY MARKET FUND (NOMXX)

U.S. GOVERNMENT MONEY MARKET FUND (NOGXX)

U.S. GOVERNMENT SELECT MONEY MARKET FUND (NOSXX)

This Statement of Additional Information dated July 31, 2015 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectuses dated July 31, 2015, as amended or supplemented from time to time, for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund (collectively, the “Money Market Funds”), Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Income Equity Fund, Intermediate Tax-Exempt Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Short Bond Fund, Short-Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Small Cap Core Fund, Small Cap Value Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Tax-Exempt Fund, Technology Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund and U.S Treasury Index Fund (collectively, the “Non-Money Market Funds,” and together with the Money Market Funds, the “Funds”) of Northern Funds (the “Prospectuses”). Copies of the Prospectuses may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund commenced operations on March 29, 2001, January 11, 1993 and January 11, 1993, respectively, as separate portfolios (collectively, the “Predecessor Funds”) of Northern Institutional Funds. On November 16, 2012, the Predecessor Funds were reorganized into the corresponding Funds (the “Reorganization”). Prior to the Reorganization, the Predecessor Funds offered and sold Class A shares. In connection with the Reorganization, holders of Class A shares of each Predecessor Fund received shares of the corresponding Fund. The Predecessor Funds were managed with the same investment objectives, strategies and policies as are followed by the corresponding Funds. As a result of the Reorganization, the performance and accounting history of each Predecessor Fund prior to the Reorganization was assumed by the corresponding Fund.

The audited financial statements for the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2015, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated by reference herein. Copies of the annual reports may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Funds.

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ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and California Municipal Money Market Fund, which are classified as non-diversified.

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers additional equity, equity index, fixed income and asset allocation funds, which are not described in this SAI.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objectives of the Funds may be changed by the Board of Trustees without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

With respect to the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, Technology Fund, Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund, U.S. Treasury Index Fund and Money Market Fund, and, until September 30, 2015, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of each Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. With respect to the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, Tax-Exempt Fund, California Municipal Money Market Fund and Municipal Money Market Fund, such Funds’ policies to invest at least 80% of their net assets in tax-exempt investments as described are fundamental policies that may not be changed without shareholder approval. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase. With respect to the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund, such Funds’ policies to invest at least 99.5% of their respective total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities, are effective September 30, 2015, and will be in accordance with Rule 2a-7 under the 1940 Act.

MONEY MARKET FUNDS—California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund (the “Money Market Funds”)

California Municipal Money Market Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax and California State personal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace.

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Money Market Fund seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets.

Municipal Money Market Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace.

U.S. Government Money Market Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities. Effective September 30, 2015, the Fund will seek to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities.

U.S. Government Select Money Market Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Fund will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp. Effective September 30, 2015, the Fund will seek to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the Fund will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation.

FIXED INCOME FUNDS—Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund and U.S. Treasury Index Fund (the “Fixed Income Funds”)

Bond Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in bonds and other fixed-income securities included in the Barclays U.S. Aggregate Bond Index in weightings that approximate the relative composition of securities contained in the Index. The Fund will maintain a dollar-weighted average maturity consistent with the Index, which currently has a range of between five to ten years.

Core Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

High Yield Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed-income securities (commonly referred to as “junk bonds”).

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Short Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and three years.

Short-Intermediate U.S. Government Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between two and five years.

Tax-Advantaged Ultra-Short Fixed Income Fund seeks to achieve its objective by investing primarily (and not less than 80% of its net assets) in fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months.

Ultra-Short Fixed Income Fund seeks to achieve its objective by investing primarily (and not less than 80% of its net assets) in fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months.

U.S. Government Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and ten years.

U.S. Treasury Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Barclays U.S. Treasury Index. The Fund will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Barclays U.S. Treasury Index.

TAX-EXEMPT FUNDS—Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund (the “Tax-Exempt Funds”)

Arizona Tax-Exempt Fund seeks to achieve its objective by investing in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

California Intermediate Tax-Exempt Fund seeks to achieve its objective by investing in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

California Tax-Exempt Fund seeks to achieve its objective by investing in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and

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from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

High Yield Municipal Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as “junk bonds”) or medium or upper medium quality. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt.

Intermediate Tax-Exempt Fund seeks to achieve its objective by investing in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

Short-Intermediate Tax-Exempt Fund seeks to achieve its objective by investing in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and five years.

Tax-Exempt Fund seeks to achieve its objective by investing in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

EQUITY FUNDS—Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and Technology Fund (the “Equity Funds”)

Income Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Income Equity Fund also may invest up to 20% of its net assets in a broad range of non-convertible fixed-income securities without limitation as to maturity. The Income Equity Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.

International Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. The International Equity Fund intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Large Cap Core Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities in large capitalization U.S. companies,

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including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index.

Large Cap Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500 Index.

Large Cap Value Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Value Index. Any income is incidental to this objective.

Small Cap Core Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Any income is incidental to this objective.

Small Cap Value Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Value Index.

Technology Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Investment Adviser will consider whether a company is classified as such in the GICS Information Technology Sector or is listed in the NYSE Arca Tech 100SM Index, or any other similar technology indices. Companies engaged in businesses related to the following products and services also are considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics; electronic media; internet; biotechnology; health care and health care equipment; aerospace and defense; financial administration; television and video equipment and services; satellite technology and equipment; semiconductors and alternative energy.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual

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borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

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From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

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As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 has resulted, and continues to result, in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

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Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

The portfolio turnover rates for the U.S. Government Fund, Short-Intermediate U.S. Government Fund, Fixed Income Fund, Large Cap Core Fund, Core Bond Fund and Short Bond Fund were significantly lower for the fiscal year ended March 31, 2015 than for the prior fiscal year. The decrease in the portfolio turnover rates for the U.S. Government Fund, Short-Intermediate U.S. Government Fund, Fixed Income Fund, Core Bond Fund and Short Bond Fund was primarily due to market conditions exhibiting lower than usual liquidity, leading to lower trading volume. The decrease in the portfolio turnover rate for the Large Cap Core Fund was primarily due to the reorganization of the Large Cap Growth Fund into the Large Cap Core Fund, leading to an increase in the

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monthly average value of the Fund’s assets used to calculate the turnover rate. The portfolio turnover rates for the Tax-Exempt Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, California Tax-Exempt Fund, Income Equity Fund, Large Cap Value, and Arizona Tax-Exempt Fund were significantly higher for the fiscal year ended March 31, 2015 than for the prior fiscal year. The increase in the portfolio turnover rate for the Tax-Exempt Fund was primarily due to tax loss harvesting. The increase in the portfolio turnover rate for the Tax-Advantaged Ultra-Short Fixed Income Fund was primarily due to the reinvestment of maturing bonds held by the Fund and a higher volume of portfolio transactions in response to shareholder purchases and redemptions. The increase in the portfolio turnover rates for the California Tax-Exempt Fund and the Arizona Tax-Exempt Fund was primarily due to more active trading to capitalize on tightening quality spreads for California and Arizona bonds, respectively, and repositioning of the Funds in response to a flatter yield curve. The increase in the portfolio turnover rates for the Income Equity Fund and Large Cap Value Fund was primarily due to a strategy change for each Fund during the course of the fiscal year.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Funds’ Prospectuses (except for the Money Market Funds) for the Funds’ portfolio turnover rates for the fiscal year ended March 31, 2015.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund, including the Money Market Funds (other than the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund) and the Core Bond Fund, to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

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CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Tax-Exempt Funds (except the Short-Intermediate Tax-Exempt Fund), the Fixed Income Funds (except the Bond Index Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund) and Equity Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds (other than the U.S. Government Select Money Market Fund) may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest

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(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, each Money Market Fund may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security,
•	enhance the security’s credit quality, and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

EQUITY SWAPS. The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used by the Equity Funds for hedging purposes or to seek to increase total return. Equity swaps may also be used by the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund for hedging purposes, in anticipation of the purchase of securities, or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Funds and the Investment

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Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s® Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 24.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”) AND GLOBAL DEPOSITARY RECEIPTS (“GDRs”). To the extent consistent with their respective investment objectives and strategies, the Funds, except for the Tax-Advantaged Ultra-Short Fixed Income Fund and the Ultra-Short Fixed Income Fund, may invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income Funds (except for the Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund), Tax-Exempt Funds and the Equity Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

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In addition, to the extent consistent with its investment objective and strategies, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its investment objective and strategies, each Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds must be U.S. dollar-denominated. The International Equity Fund intends to invest a substantial portion of its assets in foreign securities. In addition, the Fixed Income Fund, High Yield Fixed Income Fund, Income Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and Technology Fund are permitted to invest a substantial portion, and the Short Bond Fund is permitted to invest a portion, of their assets in foreign securities. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

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There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

To the extent consistent with their investment objective and strategies, the Bond Index Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Money Market Funds and each Equity Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although a Fund (other than the Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and Money Market Funds) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 123.

Investors should understand that the expense ratios of the International Equity Fund can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

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The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 123.

The Funds’ foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

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The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.

FOREIGN INVESTMENTS—EMERGING MARKETS. The Bond Index Fund, Fixed Income Fund, High Yield Fixed Income Fund and Short Bond Fund, and, to the extent permitted by their investment objectives and strategies, the Equity Funds, may also invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to

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which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent a Fund invests in emerging countries, Fund assets that are traded in those markets which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

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Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. A Fund that invests a significant percentage of its assets in foreign securities may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to a Fund. This is particularly so for Funds that focus on small- and mid-cap companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate a Fund’s exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a

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commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund, except the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes. The Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of each Fund, is required to affirm each Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a

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futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Fund may invest up to 5%, and each of the Fixed Income Funds, Tax-Exempt Funds and Equity Funds may invest up to 15%, of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. The Fixed Income Funds and Money Market Funds may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to

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an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Funds, except the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. To the extent consistent with their respective investment objectives and strategies, the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. These instruments are privately

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negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds, except for the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds, also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Funds’ limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Except for the High Yield Fixed Income Fund and the High Yield Municipal Fund (which are not subject to any minimum rating criteria), a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser under the supervision of the Board of Trustees is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Equity Funds, Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund and Ultra-Short Fixed Income Fund may invest uninvested cash in the Diversified Assets Portfolio of Northern Institutional Funds (“NIF”), an investment company which is advised by NTI; the Short-Intermediate U.S. Government Fund, U.S. Government Fund and U.S. Treasury Index Fund may invest

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uninvested cash in the U.S. Government Portfolio of NIF; the Arizona Tax-Exempt Fund, High-Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Tax-Exempt Fund may invest uninvested cash in the Tax-Exempt Portfolio of NIF; and the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund may invest uninvested cash in the California Municipal Money Market Fund (together with the Diversified Assets Portfolio, U.S. Government Portfolio and Tax-Exempt Portfolio, the “Portfolios”).

The Diversified Assets Portfolio and U.S. Government Portfolio seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. The California Municipal Money Market Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax. Each Portfolio and the respective Funds treat investments in a Portfolio as the purchase and redemption of that Portfolio’s Shares. Any Fund investing in a Portfolio pursuant to an exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the management, transfer agent and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in a Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of that Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in each Portfolio is 0.35%. Pursuant to the exemptive order, the Investment Adviser is currently reimbursing each of the Funds invested in a Portfolio for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Management Agreement (as defined on page 78) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

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As noted in their Prospectus, the Equity Funds may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares also could be substantially and adversely affected and a Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “creation units” in exchange for a “portfolio deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit designed to equalize the NAV of an underlying index and the NAV of a portfolio deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a creation unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a creation unit, a Fund will receive Index Securities and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

LENDING OF SECURITIES. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may

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result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

LOAN PARTICIPATIONS. Each of the Fixed Income Fund, High Yield Fixed Income Fund and Short Bond Fund may invest in loan participations. Such loans must be to issuers in whose obligations a Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by a Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, a Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by a Fund normally will be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of a Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. Certain Funds, may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, each Fund, except the Money Market Funds, may enter into mortgage “dollar rolls” in which a Fund sells

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securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. The Tax-Exempt Funds and the California Municipal Money Market Fund, Municipal Money Market Fund and High Yield Municipal Fund (the “Municipal Funds”) invest their assets primarily in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some

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cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their respective investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. To the extent consistent with their respective investment objectives and strategies, the Money Market Funds, Core Bond Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Treasury Index Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. The Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with their respective investment objectives and strategies, the Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with their respective investment objectives and strategies, the Funds also may invest in “tax credit bonds.” A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond

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and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt Funds and the Municipal Funds and the Funds’ liquidity and value. In such an event, the Board of Trustees would reevaluate the Funds’ investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

The Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease

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obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of the Core Bond Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Treasury Index Fund, High Yield Municipal Fund, Municipal Money Market Fund and Tax-Exempt Funds to invest more than 25% of the value of their respective total assets in municipal instruments whose issuers are located in the same state.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund, except for the Money Market Funds, may buy put options and buy call options and write covered call and secured put options.

Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the

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exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be

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imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective investment objectives and strategies, the Fixed Income Funds (except the Bond Index Fund), Tax-Exempt Funds and Equity Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

RELATIVE VALUE APPROACH. In buying and selling securities for the Tax-Exempt Funds and Fixed Income Funds (other than the Bond Index Fund), the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

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REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments—General” above).

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small company securities. Small capitalization stocks will be the principal investments of the Small Cap Value Fund and Small Cap Core Fund. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds, except the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded

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as having significant speculative characteristics. The Bond Index Fund invests in securities included in the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is composed of investment grade bonds. Therefore, the Bond Index Fund will generally invest in bonds rated investment grade. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. In the event that the rating of a security included in the Barclays U.S. Aggregate Bond Index is downgraded below Baa3 or BBB-, the Bond Index Fund may continue to hold the security. Descriptions of bond ratings are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial

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institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Bond Index Fund, Core Bond Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and the Equity Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

STANDBY COMMITMENTS. The Tax-Exempt Funds and Municipal Funds may enter into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt Funds and High Yield Municipal Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

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The Tax-Exempt Funds and Municipal Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Funds and High Yield Municipal Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Tax-Exempt Funds and High Yield Municipal Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Tax-Exempt Funds and Municipal Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. The Tax-Exempt Funds and High Yield Municipal Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Tax-Exempt Funds and High Yield Municipal Fund pay directly or indirectly for a standby commitment, the Funds’ costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and High Yield Municipal Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STOCK AND BOND INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by the Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”) through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor’s for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor’s makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Stock Index Fund or the ability of the S&P 500 Index to track general stock market performance. As of May 29, 2015, the approximate market capitalization range of the companies included in the S&P 500 Index was between $3.3 billion and $758.8 billion.

The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization, which represents approximately 92% of the U.S. market as of May 29, 2015. As of May 29, 2015, the market capitalization of the companies in the Russell 1000 Index was between approximately $264 million and $785.5 billion.

The Russell 1000 Value® Index is an unmanaged index which measures the performance of those companies included in the Russell 1000 Index having lower price-to-book ratios and forecasted growth values.

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000 Index as of May 29, 2015.

The Russell 2000 Value® Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of May 29, 2015, the approximate market capitalization range of the companies included in the Russell 2000 Value Index was between approximately $15 million and $6.3 billion.

The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 29, 2015.

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The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The International Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the International Equity Fund or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the International Equity Fund or the issuer or shareholders of the International Equity Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the International Equity Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the International Equity Fund to be issued or in the determination or calculation of the equation by or the consideration into which the International Equity Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the International Equity Fund or any other person or entity in connection with the administration, marketing or offering of the International Equity Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the International Equity Fund, owners of the International Equity Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The NYSE Arca Tech 100SM Index is a price-weighted index comprised of 100 stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. Subsectors in the Index include but are not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment and biotechnology.

The BofA Merrill Lynch 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt, publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least six months and less than 12 months remaining term to final maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The BofA Merrill Lynch 1-3 Year U.S. General Obligations Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt, debt, publicly issued by U.S. states and

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territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one year remaining term to final maturity and less than three years remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date.

The Barclays U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage backed securities.

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to 30 years.

The Barclays Intermediate U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The Barclays 1-5 Year Blend Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged, issuer constrained, sub-index of the Barclays U.S. Corporate High Yield Index, which is composed of fixed rate, non-investment grade, taxable corporate debt and limits exposure of each issuer to 2% of the total market value, redistributing any excess market value index-wide on a pro-rata basis.

The Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

The Barclays Intermediate Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

The Barclays Arizona Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Barclays California Intermediate Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Barclays California Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Barclays Municipal 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade tax-exempt bonds, with a 65% weighting in the Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

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SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his proportionate share of the expense of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund, including the U.S. Government Select Money Market Fund to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds (except the U.S. Government Select Money Market Fund), including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, each of the Fixed Income Funds, Tax-Exempt Funds and Money Market Funds may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a UIT or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk,

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leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

TRACKING VARIANCE. As discussed in their Prospectus, the Bond Index Fund and U.S. Treasury Index Fund are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Bond Index Fund and U.S. Treasury Index Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Bond Index Fund’s and U.S. Treasury Index Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Bond Index Fund and U.S. Treasury Index Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goals of the Bond Index Fund and U.S. Treasury Index Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Bond Index Fund or U.S. Treasury Index Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Bond Index Fund’s or U.S. Treasury Index Fund’s performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Bond Index Fund’s or U.S. Treasury Index Fund’s investment objective.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for

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certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The Money Market Funds will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Funds. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The Money Market Funds do not invest in leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, U.S. Treasury Index Fund and Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior

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to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectuses, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS.

Some of the risk factors relating to investments by the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and Arizona Tax-Exempt Fund in California and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather,

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the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this SAI and, with respect to the Arizona Tax-Exempt Fund, the information is derived principally from official statements relating to issues of Arizona municipal instruments released prior to the date of this SAI. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS

Overview and Recent Developments

The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 38.8 million as of 2014. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.

Current Financial Condition and Recent State Budgets

In 2008, the nation experienced the most significant economic downturn since the Great Depression of the 1930s, marked in California by high unemployment, steep contraction in housing construction and home values, a drop in Statewide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales.

The broad decline in economic activity and rise in unemployment across many sectors of the California economy resulted in a rise in the State unemployment rate from 5.9% at the start of 2008, to a peak of 12.4% during several months in 2010, to 6.3% in April 2015. This unemployment rate is among the worst 20% in the nation. By comparison, the national unemployment rate was 4.9% at the start of 2008, peaked at 10.2% in October 2009 and was 5.4% in April 2015.

Past weakness in the State’s economy caused State tax revenues, which draw heavily from personal income taxes and sales tax, to decline precipitously starting in 2008, resulting in large budget gaps and cash shortfalls in 2008 and in the years that followed. This led to structural deficits in the State’s General Fund, due in part to constitutionally mandated spending requirements.

More recently, there has been sustained improvement in the State’s finances due to improved economic activity, a temporary sales and income tax increase approved by voters in November 2012 and spending cuts. The 2015-16 Governor’s Revised Budget (as defined below) projects that the State will end fiscal year 2015-16 with a multi-billion dollar reserve. State expenditures for 2014-15 were $114.5 billion according to the 2015-16 Governor’s Revised Budget, well in excess of the $100.7 billion anticipated by the 2014-15 budget bill. Likewise, General Fund revenues for 2014-15 were $111.3 billion according to the 2015-16 Governor’s Revised Budget, much higher than the $102.2 billion projected by the 2014-15 budget bill. The State’s financial plan assumes the continued expansion of the economy. However, although it is not possible to predict the course of future economic growth, slower growth or an economic contraction is inevitable, and the 2015-16 Governor’s Revised Budget acknowledges this fact.

State Budget for Fiscal Year 2015-16

On January 9, 2015, the Governor released his initial proposed budget for fiscal year 2015-2016 (the “2015-2016 Governor’s Proposed Budget”). The Governor projected General Fund revenues of $114.6 billion and General Fund expenditures of $113.3 billion, with a “Rainy Day Fund” of $2.8 billion. The Governor highlighted

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that the State continues to have hundreds of billions of dollars in existing liabilities, including deferred maintenance on infrastructure and an unfunded liability for future retiree health care benefits and various pension benefits for State employees. Among the other challenges to maintaining the State’s fiscal balance, the Governor cited the inevitable end to the current economic expansion, the complexity of the State’s funding plan, changes in federal government policies that shift costs to the State, the impacts of climate change and rising health care costs.

The Governor released the revised budget for fiscal year 2015-2016 in May 2015 (the “2015-2016 Governor’s Revised Budget”). Thanks to a strong economy that resulted in increased revenues to the State, the Governor projected increased General Fund revenues of $116.9 billion and General Fund expenditures of $115.3 billion, with a “Rainy Day Fund” of $3.5 billion. The increase in the General Fund was directed to, among other matters, increasing spending for K-12 schools and community colleges, increasing the “Rainy Day Fund,” paying down debts and liabilities, creating a California Earned Income Tax Credit, holding tuition flat for two additional years at the State’s universities for California undergraduate students, and providing health care and other safety net services to certain currently undocumented immigrants who gain permanent residence. The Governor reiterated that the inevitable economic downturn would pose a challenge to maintaining the State’s fiscal balance and that paying down the State’s hundreds of billions of dollars in existing liabilities should continue to be a priority in light of the likelihood of an eventual economic contraction.

LAO Budget Review

The State’s Legislative Analyst’s Office (“LAO”) released an analysis of the 2015-2016 Governor’s Proposed Budget entitled “The 2015-2016 Budget: Overview of the Governor’s Budget.” The LAO characterized the Governor’s budgeting philosophy as prudent but cautioned that the 2015-2016 Governor’s Proposed Budget was vulnerable to a sudden economic downturn. Like the Governor, the LAO believes that an economic contraction is inevitable.

The LAO also released analyses of the 2015-2016 Governor’s Revised Budget. In its analyses of the 2015-2016 Governor’s Revised Budget the LAO indicated that the 2015-2016 Governor’s Revised Budget too is vulnerable to a sudden economic downturn and reiterated that an economic contraction is inevitable.

2015-16 Initiatives and the State’s Budget Planning

As of June 18, 2015, there were no propositions on the ballot that were likely to directly affect the Governor’s and State Legislature’s budget plans. However propositions added to the ballot in the future and other initiatives which may be proposed could ratify or reverse budget decisions, increase or decrease revenues and expenditures or have other impacts on the State’s budget.

State Cash Position

While the State’s cash position has improved recently, the sharp drop in revenues experienced in 2009 and during the recession resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month in February 2009, the State Controller deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue interest-bearing registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks) which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipient’s

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thereof, bore interest. A total of $2.6 billion of registered warrants were issued and $1.6 billion of other General Fund transfers and disbursements were delayed. With enactment of a revised 2009-10 Budget Act in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and was able to call all its outstanding registered warrants for redemption on September 4, 2009. The issuance of State registered warrants in 2009 was only the second time the State has issued registered warrants to such types of State creditors since the 1930s.

As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of infrastructure projects Statewide. The PMIA customarily funded such loans to provide temporary funding for projects and programs prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds. With limited exceptions, the PMIA’s freeze on disbursements was continuing as of June 18, 2015.

As of June 18, 2015, the State’s cash position was stable and there was no current threat to the State’s ability to pay its bills on time and in full.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with California’s ongoing budgetary problems. The State budget will continue to be affected by national and State economic conditions and other factors, including climate change.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. An example of a provision that makes it more difficult to raise taxes is Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other matters, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds supermajority vote in each house of the State Legislature. Examples of provisions restricting the State Legislature’s and the Governor’s discretion in enacting budgets include: Proposition 39, approved by the voters in 2012, increased taxation on out-of-state businesses by changing the method by which such businesses calculate their tax liability and required that $550 million annually for five years from such increased revenues be used to fund projects that create energy efficiency and clean energy jobs in California; Proposition 22, passed in 2010, which limited the State’s ability to take certain local government funds; Proposition 26, also passed in 2010, which required a two-thirds supermajority vote in the State Legislature to pass certain State fees and a two-thirds majority of voters to pass certain local fees; Proposition 98, passed in 1988, which mandated that a minimum amount of General Fund revenues be spent on local education; and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended. In addition, although Proposition 25, approved by the voters in 2010, replaced the requirement of a two-thirds supermajority in the State Legislature to enact the State’s budget with a majority vote requirement, it left intact the previous requirement of a two-thirds supermajority vote to raise taxes.

Recent Constitutional amendments and voter-initiated statutes approved by the voters have also affected the budget process. These include: Proposition 2, passed in 2014, which among other matters required that certain revenue be used to pay off General Fund debts and build up the State’s “Rainy Day Fund”; Proposition 30, passed in 2012, which temporarily increased personal income taxes and sales taxes and guaranteed that revenues from such temporary tax increases would be spent only on schools; Proposition 25, passed in 2010, which,

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among other matters, required State legislators to forfeit their pay in years in which they fail to pass a budget in a timely fashion; Proposition 58, approved in 2004, which required the adoption of a balanced budget and restricted future borrowing to cover budget deficits; Proposition 49, approved in 2002, which required the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposed a surcharge on taxable income of more than $1 million and earmarked this funding for expanded mental health services; Proposition 1A, approved in 2004 (described in more detail under “Issues Affecting Local Governments and Special Districts” below), which limited the State Legislature’s power over local revenue sources, and Proposition 1A approved in 2006, which limited the State Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Certain of these approved constitutional amendments are described in more detail below.

Proposition 1, the Water Quality, Supply, and Infrastructure Improvement Act of 2014, was approved by the voters in November 2014, and provided for $7.5 billion in general obligation bonds for water storage, water quality, flood protection and watershed protection and restoration projects. The 2015-2016 Governor’s Revised Budget includes $1.8 billion in Proposition 1 expenditures.

Proposition 2, the Rainy Day Budget Stabilization Fund Act, was approved by voters in November 2014. Among other matters, Proposition 2 amended the State Constitution to require that when capital gains revenues are projected to be greater than 8% of General Fund tax revenues, that windfall revenue will be used to pay off General Fund debts and build up the Budget Stabilization Account (i.e., the State’s “Rainy Day Fund”).

Proposition 30, approved by the voters in 2012, temporarily increased for seven years (until the end of 2018) the personal income tax on the State’s high income earners and temporarily increased for four years (until the end of 2016) the sales tax by one-quarter cent for every dollar. It guaranteed that revenues from such temporary tax increases would be spent only on K–12 schools and community colleges. Proposition 30 also guaranteed certain funding for local public safety services realigned from State to local governments.

Proposition 58, approved by the voters in 2004, required the State to enact a balanced budget and establish a special reserve and restricted future borrowing to cover fiscal year-end deficits. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State is required in some cases to take more immediate actions to correct budgetary shortfalls than might otherwise be the case.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the State Legislature into special session for that purpose. If the State Legislature failed to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also required and established the Bureau of State Audits (“BSA”). The BSA is funded by transfers from the General Fund, which occur annually until a specified maximum amount has been deposited. The Governor may reduce or suspend a transfer by issuing an executive order no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibited certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

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An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. This increase was first triggered in 2006-07, when funding for these programs increased to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with this initiative, expenditures can only be reduced in certain low revenue years.

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposed a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibited the State Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009, made allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and to clarify the role of the Mental Health Services Oversight and Accountability Commission.

On November 7, 2006, voters approved Proposition 1A of 2006, which was placed on the ballot by the State Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the State Legislature agrees with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any 10-year period. Two such suspensions, a partial suspension in 2003-04 and a full suspension in 2004-05, have been made by the State Legislature. Since 2004-05, the Proposition 42 transfers have been fully funded.

Issues Affecting Local Governments and Special Districts

The primary units of local government in California are the 58 counties, which as of January 2015 ranged in population from approximately 1,100 in Alpine County to approximately 10.1 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities and towns in California as of June 2015 and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments has been constrained since Proposition 13 was approved by California voters in 1978. Proposition 13 reduced property taxes, limited the future growth of property taxes, and transferred control of property taxes from local governments to the State government. The proposition also limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval.

The effects of Proposition 13, however, were not felt immediately, as the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys. Local governments began to feel the repercussions in the early 1990s, when the State Legislature ordered county auditors to transfer 25% of property tax revenues to school districts, in an attempt to offset the State’s obligation, under Proposition 98, to provide a statutorily-specified minimum funding for education. This transfer stripped local governments of much-needed property tax revenues. The State Legislature attempted to mitigate this transfer by providing additional funding sources, including sales taxes, and reducing certain mandates for local services funded by cities and counties. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

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The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle in order to protect local governments, which had previously received all VLF revenues, the agreement required that the 1.35% reduction in VLF revenue be repaid to local governments in the form of an equivalent amount of property tax revenues.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate increased from 0.65% to 1.15% on May 19, 2009. Of this 0.50% increase, 0.35% flowed to the General Fund, and 0.15% supported various law enforcement programs previously funded by the State General Fund. This increased VLF rate was effective through the 2010-11 fiscal year. Effective July 1, 2011, the VLF rate for most vehicles decreased to 0.65%.

As part of the State-local agreement, voters in the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other matters, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the State Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the Statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. If the State does not provide funding for the activity that is mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State was required to repay the local government borrowing (which in turn would be used to repay the bonds of the JPA) no later than June 30, 2013. The State repaid the local government borrowing in 2012.

General Obligation Bond Ratings

As of June 18, 2015, the following ratings for the State of California general obligation bonds have been received from Fitch, Moody’s and S&P:

Fitch	Moody’s	S&P
A+	Aa3	A+

These credit ratings are among the lowest assigned to state general obligation bonds in the country. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such

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ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

In light of the State’s recent financial crisis, the rating agencies continue to monitor the State’s economic situation. It is not presently possible to determine whether, or the extent to which, Fitch, Moody’s or S&P will change such ratings in the future. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Moreover, the creditworthiness of obligations issued by local California issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a NRSRO, they may become ineligible for purchase by the Fund. Since there are large numbers of buyers of these instruments, the supply of California municipal instruments that are eligible for purchase by the California Municipal Money Market Fund could become inadequate at certain times.

Litigation

The State is a party to numerous legal proceedings where adverse decisions could have a material impact on State finances.

Major Seismic Activity

Most of California is within an active geologic region subject to major seismic activity. In 1989 and 1994, northern California and southern California, respectively, experienced major earthquakes causing billions of dollars in damages. Any obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or California State government to appropriate sufficient funds within their respective budget limitations.

Drought

California is currently facing one of the most severe droughts on record and in January 2014, the Governor declared a state of emergency. While it is not possible to predict the extent or duration of the drought, it is estimated that in 2014 the total Statewide economic cost of the drought was $2.2 billion. The gross domestic product of California in 2014 exceeded $2.25 trillion. Thus, although the drought may have certain concentrated effects in sectors or regions of the economy for the foreseeable future, its impact on the overall economy is not likely to be significant.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, State constitutional amendments, and other relevant factors may affect the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. More recently, in May 2008, the City of Vallejo, California, filed Chapter 9 bankruptcy because its tax revenues, which dropped precipitously with housing values, could no longer cover basic city services.

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Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Three California municipalities, San Bernardino, Stockton and Mammoth Lakes, filed for Chapter 9 bankruptcy in 2012, the first such filings in California since 2008. While the Mammoth Lakes bankruptcy was brought on by a $43 million development lawsuit, the San Bernardino and Stockton filings appear to have been the result of fiscal difficulties caused by the collapse of the housing market and the recession. The Mammoth Lakes bankruptcy proceeding was dismissed in 2012 and Stockton emerged from bankruptcy in February 2015, but the San Bernardino bankruptcy proceedings are ongoing as of June 18, 2015. The fall-out from those bankruptcies is not known and difficult to predict. It is not known whether other California municipalities may also enter bankruptcy.

Furthermore, certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be subject to State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by accessing the State Treasurer’s website (www.treasurer.ca.gov) or by contacting the State Treasurer’s office at 800-900-3873.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete texts of the 2015-2016 Governor’s Proposed Budget and the 2015-2016 Governor’s Revised Budget can be found at the California Budget website of the Department of Finance (www.ebudget.ca.gov), under the respective headings “Governor’s Proposed Budget” and Governor’s Revised Budget.”

None of the information on the above websites is incorporated herein by reference.

ARIZONA MUNICIPAL INSTRUMENTS

Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State’s full faith and credit. Agencies and instrumentalities of the State, however, are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State also are authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments also have financed public projects through lease-purchase agreements that are subject to annual appropriation at the option of the local government. More recently, Arizona local governments have financed projects with tax credit bonds.

There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what their possible impact would be on State or local government financing.

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In 2006, Arizona’s revenues resulted in not only a balanced budget, but the State netted a surplus of more than $1 billion due to a strong economy. Quickly changing economic conditions, however, resulted in budget deficits. From fiscal year 2008 through 2012, the Arizona legislature enacted solutions to close $13.4 billion in total budget shortfalls. Of this amount, $3.7 billion, or 28%, were permanent solutions in the form of spending cuts, with the remaining actions being one-time solutions. The one-time solutions included $2.7 billion in federal stimulus-related savings, more than $2 billion of new debt financing, and the sale-leaseback of the State capitol building and other State buildings. Arizona voters also enacted a one-cent sales tax increase in May 2010. The sales tax increase was a significant source of income and raised $825 million in fiscal year 2011 and $916 million in fiscal year 2012, but the sales tax increase expired on May 31, 2013. Arizona also used available funds from its rainy day fund to finance shortfalls. In fiscal year 2013, Arizona had an unexpected surplus in its budget of about $895 million. Although Arizona was able to replenish its rainy day fund in fiscal years 2012 and 2013, Arizona experienced budget shortfalls again in fiscal years 2014 and 2015, which required withdrawals from the fund. In addition, Arizona’s total outstanding debt and lease-purchase financing increased from $4.89 billion at the end of fiscal year 2007 to $9.42 billion at the end of fiscal year 2014, of which $1.17 was related to payments deferrals. The options exhausted by use of these one-time solutions may put Arizona at greater risk in the event of future budget shortfalls.

Arizona’s fiscal year 2016 budget of $9.1 billion cuts spending by approximately $100 million from the prior year and seeks to eliminate the State’s structural deficit over a three-year period. It includes a $113 million withdrawal from the rainy day fund to address a projected deficit. The budget includes cuts in school and university funding and general relief welfare payments. In addition, the budget cuts Medicaid reimbursement by 5%, which is expected to result in the loss of approximately $500 million in federal matching funds. The budget also identifies new revenue, primarily through taking approximately $220 million from other State agency funds, including $100 million from a State employee health care fund. It is unknown how the spending cuts (and any additional cuts or financing that may become necessary should the economic recovery stall) will impact Arizona’s economy and the performance of the Fund.

Arizona has a population of 6.7 million people, making it the fifteenth largest state by population. Its State gross domestic product of $279 billion in 2014 is the twenty-first largest. The State has a large number of retirees who contribute to a lower than average per capita personal income. The State’s economic base is not dependent on any single industry. Principal economic sectors in Arizona include: construction, trade, government, real estate, manufacturing, mining, tourism and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy today. High tech industries include electronics, instruments, solar technologies, biotechnology, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its cluster of strong entrepreneurial optics companies, also has a concentration in aerospace. Overall, Arizona has followed a steady growth track since the end of the recession in 2010. The slow growth rate is expected to continue through 2015, with gains in job creation, population and income well below the average growth rates for the 30 year period prior to the recession, although generally outpacing other states

Real estate is a large sector of the economy and has yet to recover to pre-recession levels. Building permits increased in 2014 by 8.1%, following a 16.0% increase in 2013. The increase in permit activity was driven by multi-family permits, which increased by 46.2%, while single-family permits fell by 6.0% in 2014. In the first quarter of 2015, Statewide permits for new single-family homes increased 16.2 % from the first quarter of 2014. Despite the gains in permits in the multi-family housing sector, new construction remains far below the peak of activity in 2007.

Mortgage delinquencies, which peaked above 11.5 % at the end of 2009, have decreased sharply since then and now hover near the national average. However, there is a risk that foreclosures may increase through 2015 as important programs, such as the Home Affordable Modification Program, designed to provide homeowners with relief, are set to expire. In addition, many home equity lines are scheduled to increase interest payments to the next level in 2015. The greater Phoenix area was one of the hardest hit areas in the nation by the housing market

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downturn. Despite recent improvements, the total housing inventory in the greater Phoenix area remains high as well as the share of distressed mortgages. The housing market remains fragile, and it is not possible to predict how changes in economic conditions would affect the housing market and Arizona’s budget.

In May 2007, Arizona’s seasonally adjusted unemployment rate was 3.5%. From the third quarter of 2007 until year-end 2009, Arizona lost one in every nine jobs—a seasonally adjusted 310,000 jobs were lost by August 2010. The seasonally adjusted unemployment rate in Arizona peaked at 11.2% in late 2009 and was 5.8% in June 2015. Based on data through March 2015, Arizona has recovered 78.1% of the jobs lost during the recession, while the U.S. generally has not only replaced all of the jobs lost during the recession, but has added an additional 32.3%. Job growth in Arizona was a mere 1.9% in 2014, and it may take many more years for the unemployment rate to return to pre-recession levels. In addition, many Arizona residents are part of low-income households that obtain assistance through government funded programs. As many as 1.1 million Arizonans receive the Supplemental Nutrition Assistance Program (formerly known as Food Stamps). The Federal Reserve Bank of Philadelphia combines indicators of employment, average hours worked in manufacturing, unemployment rate, and inflation-adjusted wages to create a coincident index. In May 2015, Arizona’s coincident index had improved from the prior month and year-over-year, but the index was still 11.1% below its peak in mid-2007.

Certain amendments to the Arizona constitution, voter initiatives, legislation, regulations, and executive action impose spending limits and limit the ability of the State or local governments to impose taxes or raise revenues. For example, the Arizona Constitution requires a two thirds majority vote in both houses of the Legislature to pass a tax or fee increase. This provision, combined with the State’s reliance on sales tax receipts, constrains its ability to raise additional revenues in times of slow economic growth. The State created a budget stabilization fund in response to this constraint, which was completely depleted during the 2009 fiscal year. Arizona law also places limits on property taxes that may be levied by local governments, and since 2006, local property tax assessments have been frozen at 2005 levels, subject to annual increases limited to 2% plus the cost of any new construction. Provisions of the constitution and legislation also limit increases in annual expenditures by cities, towns and other governmental and municipal bodies to an amount determined by the Arizona Economic Estimates Commission. Other potential legislative enactments may impact Arizona’s economy. For example, in 2014 the Arizona Legislature passed SB 1062, a bill that would have authorized Arizona businesses to discriminate against LGBT individuals. The national backlash was swift, with the National Football League threatening to relocate the Super Bowl. The governor vetoed SB 1062, but there is no guarantee the Legislature will not enact similar bills in the future.

For more than 20 years Arizona has been involved in litigation (including a United States Supreme Court case) over aspects of its system of financing public education, including alleged disparities in facilities among school districts. As of June 2015, Arizona and local school districts were in mediation to resolve a lawsuit asserting the State had failed to make certain required inflation adjustments. The Courts have ordered Arizona to increase its annual education spending by up to $336 million, although the fiscal year 2016 budget allows for only $74 million in additional payments. Depending on the outcome of the mediation, there is no guarantee the allowance will be sufficient to avoid a significant budget shortfall. It is not clear what affect future challenges or appeals may have on Arizona’s education expenditures and cuts to education spending in the 2016 budget may spur additional litigation.

The risks to the Arizona economy remain considerable and may be exacerbated by a negative outcome in the litigation regarding financing of public education. The economy is likely to be adversely affected if the U.S. economy continues to exhibit slow growth or slips into another recession. Either has the capacity to significantly slow recovery in Arizona since slow or negative national growth will damage the State’s cyclically sensitive sectors while impeding the in-migration flow of new citizens that has consistently fueled economic growth. Another aspect of risk is the relatively significant exposure of Arizona’s financial institutions and investor community to a downturn in commercial real estate. Arizona has significant overcapacity in residential and commercial real estate properties. A further round of significant foreclosures and defaults would likely have a

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significant negative impact on Arizona’s overall economy. Arizona is also vulnerable to reductions in federal spending because of the large proportion of military spending in the State’s economy and the large number of people receiving government assistance who may be affected by sequestration. Although the economic fundamentals continue to strengthen, the Arizona economy continues to face challenges given continuing income challenges for households and a slower growth rate for public and private investment.

OTHER INFORMATION ON CALIFORNIA AND ARIZONA MUNICIPAL INSTRUMENTS

The Investment Adviser believes that it is likely that sufficient California and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, strategies and limitations of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt and California Municipal Money Market Funds. If the Trust’s Board of Trustees, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund’s investment objective, strategies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund’s investment objective and strategies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 129.

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or, in the case of the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, acquiring mortgage-related securities.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries;

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personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

The freedom of action reserved in Investment Restriction No. 6 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of U.S. banks is subject to the requirement that the U.S. parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for “Eligible Securities” as described in the Prospectuses.

Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of the Funds plus the amount of any borrowings for investment purposes (“net assets”) measured at the time of purchase of each Tax-Exempt Fund and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Funds should adopt a temporary

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defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on “private activity bonds” that is treated as an item of tax preference under the federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular federal income tax for purposes of determining whether the Municipal Funds and Tax-Exempt Funds meet this fundamental policy.

In addition, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund involved, each of the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and the California Municipal Money Market Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from California State personal income tax.

Further, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund, the Arizona Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from Arizona State personal income tax.

As a non-fundamental investment restriction that can be changed without shareholder approval, except to the extent permitted by the Code, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. Also, as a non-fundamental investment restriction, except to the extent permitted by the Code, these Funds may not hold any securities that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund’s total assets may be invested without regard to this limitation so long as no more than 25% of the Fund’s total assets are invested in any one issuer. These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, a Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets. With respect to the Technology Fund, the Trust intends to consider an issuer to be principally engaged in technology business activities if such issuer is classified as such in the GICS Information Technology Sector or is listed in the NYSE Arca Tech 100SM Index or other similar technology indices. In addition, the Trust considers companies engaged in businesses related to the following products and services to be engaged in technology business activities: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics; electronic media; internet; biotechnology; health care and health care equipment; aerospace and defense; financial administration; television and video equipment and services; satellite technology and equipment; semiconductors and alternative energy.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI and the applicable Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Notwithstanding Investment Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

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The California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund each intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund’s total assets at the time of purchase, except that: (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and (b) 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three business days. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Fund, no more than 10% of the Fund’s total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In accordance with SEC regulations, each Money Market Fund will limit its investments in securities that are rated in the two highest short-term rating categories as determined by at least two NRSROs (or one NRSRO if the security is rated by only one NRSRO) but which are not First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) or, if unrated, are not of comparable quality to First Tier Securities (“Second Tier Securities”), to 3% of each Fund’s total assets, with investments in any one such issuer being limited to no more than one-half of 1% of a Fund’s total assets.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by (in the case of the Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds, encumbrance of securities or assets of) a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible web site. Information posted on the Trust’s web site may be separately provided to any person commencing the day after it is first published on the Trust’s web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers

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of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (R.R. Donnelley), and the Funds’ proxy voting service (Institutional Shareholder Services, Inc.); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Equity Funds, Fixed Income Funds and Tax-Exempt Funds currently publish on the Trust’s web site, www.northernfunds.com, complete portfolio holdings for each Equity Fund, Fixed Income Fund and Tax-Exempt Fund as of the end of each calendar quarter, except for the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Treasury Index Fund and Bond Index Fund, which will be as of month-end, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Funds intend to publish on the Trust’s web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Money Market Funds currently publish on the Trust’s web site complete month-end portfolio holdings for each Fund subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Money Market Funds also publish on the Trust’s web site, no later than the fifth business day of each month and for a period of not less than six months, certain information regarding their portfolio holdings as of the last business day of the prior month. A Fund may publish on the web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings for the Funds also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Certain information with respect to the Money Market Funds will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Trust’s web site. Shareholders may obtain a Fund’s Forms N-CSR, N-Q and N-MFP filings on the SEC’s web site at www.sec.gov. In addition, the Funds’ Forms N-CSR, N-Q and N-MFP filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 55 portfolios in the Northern Funds Complex—Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.*

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 71 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

*	Ms. Skinner and Mr. Potter each oversee a total of 46 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Edward J. Condon, Jr. Age: 75 Trustee since 2000

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Director of LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Director of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 65 Trustee since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•    Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•    Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•    Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 71 Trustee since 2000 and Chairperson since 2015

•    Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•    Trustee of Rush University Medical Center since 2007;

•    Trustee of Wellesley College since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Age: 57 Trustee since 2015

•    Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

Cynthia R. Plouché Age: 58 Trustee since 2014

•    Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•    Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•    Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•    Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company—29 portfolios)

Casey J. Sylla Age: 71 Trustee since 2008	• Board member, University of Wisconsin—Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Stephen N. Potter(4) Age: 58 Trustee since 2008

•    President, Northern Trust Asset Management since 2008;

•    Chairman and President of Northern Trust Investments, Inc. since March 2008;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•    Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 57 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates.

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OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 57 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015

Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of

Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA

LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing

Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since June 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 37 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

Legal Counsel at The Northern Trust Company since 2014;

Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board of Trustees is currently composed of nine Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and two of whom are “interested persons” as defined in the 1940 Act (“interested Trustee”). The Chairperson of the Board of Trustees, Sandra Polk Guthman, is a non-interested Trustee. Stephen N. Potter is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Mary Jacobs Skinner is considered an interested Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (more than 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board of Trustees’ general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s Chief Risk Officer prior to their presentation to the Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board of Trustees’ risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

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The Board of Trustees also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board of Trustees at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with the non-interested Trustees and counsel. The CCO updates the Board of Trustees on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

NON-INTERESTED TRUSTEES

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Adviser and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2005 and of Northern Multi-Manager Funds since 2006, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Chairman of the Audit Committee of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years he retired in 1993 to form The Paradigm Group, a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds since 2000 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on the Board of Northern Multi-Manager Funds since 2006.

Mark G. Doll: Mr. Doll has over 40 years’ experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he

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was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. From 2010 to June 2015, she also served on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000, Northern Institutional Funds since 1997 and Northern Multi-Manager Funds since 2006.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past five years on the Boards of TMX Group, Limited, Nasdaq OMX Group, Inc., Box Options Exchange, FTSE-TMX Global Debt Capital Markets, Inc., Bermuda Stock Exchange, Inc., the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is a member, and chairs the audit committee, of the Board of Edward-Elmhurst Healthcare and serves on the Board of Elmhurst College. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq OMX, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliate paid listing fees to The Nasdaq Stock Market LLC (“Nasdaq”), a subsidiary of Nasdaq OMX, in 2013 and 2014. The total of these payments to Nasdaq was $197,042 and $198,477 in each of 2013 and 2014, respectively, representing approximately .006% of Nasdaq OMX’s gross revenues in each year. Nasdaq OMX paid The Northern Trust Company, an affiliate of NTI, $313,922 and $272,032, respectively, for managing Nasdaq’s pension funds, representing less than .001% of NTC’s gross revenues in 2013 and 2014. In consideration of the de minimis amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. She currently serves as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. In addition, Ms. Plouché currently serves as Township Assessor for Moraine, Illinois. She has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds, and Northern Multi-Manager Funds since 2014.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters.

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He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin—Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2008.

INTERESTED TRUSTEES

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company since 1982, including his present position as president of the Investment Adviser. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the non-interested Trustees believe that Mr. Potter provides an important business perspective with respect to the Investment Adviser and Northern Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and Northern Institutional Funds since 2008.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

STANDING BOARD COMMITTEES. The Board of Trustees has established four standing committees in connection with its governance of the Funds: Audit, Governance, Valuation and Executive.

The Audit Committee consists of four members: Ms. Guthman (ex officio) and Messrs. Bax (Chairperson), Condon and Kloet. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2015, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson), Guthman (ex-officio) and Mr. Condon. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2015, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

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The Valuation Committee consists of five members: Mses. Guthman (ex officio) and Skinner and Messrs. Sylla (Chairperson), Doll and Potter. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2015, the Valuation Committee convened four times.

The Executive Committee consists of four members: Mses. Guthman (Chairperson) and Plouché and Messrs. Bax and Sylla. The Executive Committee is comprised of the Chairperson of the Board of Trustees as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board of Trustees in the management of the business and affairs of the Funds, to be exercised when circumstances impair the ability of the Board of Trustees or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other portfolios of Northern Funds and Northern Institutional Funds.

Information as of December 31, 2014
Name of Non-Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
William L. Bax	Income Equity Fund – Over $100,000 International Equity Fund – $10,001 – $50,000	Over $100,000
Edward J. Condon, Jr.	Short-Intermediate U.S. Government Fund – $10,001 – $50,000 High Yield Fixed Income Fund – $10,001 – $50,000 Large Cap Core Fund – Over $100,000	Over $100,000
Mark G. Doll	Tax-Exempt Fund – Over $100,000 Tax-Advantaged Ultra-Short Fixed Income Fund – Over $100,000	Over $100,000
Sandra Polk Guthman	Income Equity Fund – Over $100,000 Large Cap Core Fund – Over $100,000 Money Market Fund – $10,001 – $50,000 Ultra-Short Fixed Income Fund – Over $100,000 Short Bond Fund – Over $100,000(3)	Over $100,000
Thomas A. Kloet(2)	N/A	N/A
Cynthia R. Plouché	None	None
Casey J. Sylla	Short-Intermediate U.S. Government Fund – Over $100,000 Fixed Income Fund – Over $100,000 High Yield Fixed Income Fund – Over $100,000 Money Market Fund – Over $100,000 Bond Index Fund – Over $100,000	Over $100,000

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Name of Interested Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Stephen N. Potter	Money Market Fund – $1 – $10,000	$1 – $10,000
Mary Jacobs Skinner

Money Market Fund – $10,001 – $50,000

Large Cap Core Fund – $50,001 – $100,000

Large Cap Equity Fund – $50,001 – $100,000

Small Cap Core Fund – $10,001 – $50,000

Technology Fund – $10,001 – $50,000

Short-Intermediate Tax-Exempt Fund – Over $100,000

Over $100,000(4)

(1)

The Northern Funds Complex consists of Northern Institutional Funds, Northern Funds and Northern Multi-Manager Funds. As of December 31, 2014, Northern Funds offered 47 portfolios (including 9 Multi-Manager Funds) and Northern Institutional Funds offered 8 portfolios.

(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Shares held through a foundation for which the Trustee has limited investment discretion with respect to the foundation’s account for cash management purposes.
(4)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Diversified Assets Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2015.

Non-Interested Trustees

	Income Equity Fund	International Equity Fund	Large Cap Core Fund	Large Cap Equity Fund	Large Cap Value Fund	Small Cap Core Fund
William L. Bax	$1,235	$1,235	$1,235	$1,235	$1,235	$1,235
Edward J. Condon, Jr.	1,235	1,235	1,235	1,235	1,235	1,235
Mark G. Doll	1,059	1,059	1,059	1,059	1,059	1,059
Sandra Polk Guthman	1,399	1,399	1,399	1,399	1,399	1,399
Thomas A. Kloet(2)	N/A	N/A	N/A	N/A	N/A	N/A
Cynthia R. Plouché(3)	921	921	921	921	921	921
Richard P. Strubel (4)	1,046	1,046	1,046	1,046	1,046	1,046
Casey J. Sylla	1,235	1,235	1,235	1,235	1,235	1,235

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	Small Cap Value Fund	Technology Fund	Arizona Tax-Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax-Exempt Fund	Core Bond Fund
William L. Bax	$3,704	$1,235	$1,235	$3,704	$1,235	$1,235	$1,235
Edward J. Condon, Jr.	3,704	1,235	1,235	3,704	1,235	1,235	1,235
Mark G. Doll	3,177	1,059	1,059	3,177	1,059	1,059	1,059
Sandra Polk Guthman	4,197	1,399	1,399	4,197	1,399	1,399	1,399
Thomas A. Kloet(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cynthia R. Plouché(3)	2,764	921	921	2,764	921	921	921
Richard P. Strubel(4)	3,137	1,046	1,046	3,137	1,046	1,046	1,046
Casey J. Sylla	3,704	1,235	1,235	3,704	1,235	1,235	1,235

	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short Bond Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund
William L. Bax	$2,469	$7,407	$1,235	$3,704	$1,235	$2,469	$1,235
Edward J. Condon, Jr.	2,469	7,407	1,235	3,704	1,235	2,469	1,235
Mark G. Doll	2,118	6,354	1,059	3,177	1,059	2,118	1,059
Sandra Polk Guthman	2,798	8,394	1,399	4,197	1,399	2,798	1,399
Thomas A. Kloet(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cynthia R. Plouché(3)	1,843	5,528	921	2,764	921	1,843	921
Richard P. Strubel(4)	2,091	6,273	1,046	3,137	1,046	2,091	1,046
Casey J. Sylla	2,469	7,407	1,235	3,704	1,235	2,469	1,235

	Tax- Advantaged Ultra-Short Fixed Income Fund	Tax-Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund
William L. Bax	$3,704	$1,235	$2,469	$1,235	$1,235	$1,235	$12,656
Edward J. Condon, Jr.	3,704	1,235	2,469	1,235	1,235	1,235	12,656
Mark G. Doll	3,177	1,059	2,118	1,059	1,059	1,059	10,859
Sandra Polk Guthman	4,197	1,399	2,798	1,399	1,399	1,399	14,424
Thomas A. Kloet(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cynthia R. Plouché(3)	2,764	921	1,843	921	921	921	9,481
Richard P. Strubel(4)	3,137	1,046	2,091	1,046	1,046	1,046	10,455
Casey J. Sylla	3,704	1,235	2,469	1,235	1,235	1,235	12,656

	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund	Total Compensation from Fund Complex(1)
William L. Bax	$7,407	$2,469	$4,938	$228,750
Edward J. Condon, Jr.	7,407	2,469	4,938	228,750
Mark G. Doll	6,354	2,118	4,236	196,250
Sandra Polk Guthman	8,394	2,798	5,596	260,000
Thomas A. Kloet(2)	N/A	N/A	N/A	N/A
Cynthia R. Plouché(3)	5,528	1,843	3,685	170,744
Richard P. Strubel(4)	6,273	2,091	4,182	191,250
Casey J. Sylla	7,407	2,469	4,938	228,750

Interested Trustees

	Income Equity Fund	International Equity Fund	Large Cap Core Fund	Large Cap Equity Fund	Large Cap Value Fund	Small Cap Core Fund
Stephen N. Potter(5)	None	None	None	None	None	None
Mary Jacobs Skinner	$1,059	$1,059	$1,059	$1,059	$1,059	$1,059

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	Small Cap Value Fund	Technology Fund	Arizona Tax-Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax-Exempt Fund	Core Bond Fund
Stephen N. Potter(5)	None	None	None	None	None	None	None
Mary Jacobs Skinner	$3,177	$1,059	$1,059	$3,177	$1,059	$1,059	$1,059

	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short Bond Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund
Stephen N. Potter(5)	None	None	None	None	None	None	None
Mary Jacobs Skinner	$3,177	$6,354	$1,059	$4,236	$1,059	$2,118	$1,059

	Tax- Advantaged Ultra-Short Fixed Income Fund	Tax-Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund
Stephen N. Potter(5)	None	None	None	None	None	None	None
Mary Jacobs Skinner	$3,177	$2,118	$2,118	$1,059	$1,059	$1,059	$16,154

	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund	Total Compensation from Fund Complex(1)
Stephen N. Potter(5)	None	None	None	None
Mary Jacobs Skinner	$12,708	$2,118	$4,236	$196,250	(6)

(1)	As of March 31, 2015, the Northern Funds Complex consisted of Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Ms. Plouché was elected a Trustee on May 19, 2014.
(4)	Mr. Strubel retired as a Trustee of the Trust effective December 31, 2014.
(5)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.
(6)	For the fiscal year ended March 31, 2015, Ms. Skinner earned $48 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of the Trust or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, O’Rourke, Pecora, Pryszcz, Rein and Wennlund are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

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CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Funds. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Management Agreement

Shareholders of each Fund have approved a new management agreement, effective June 30, 2014, between the Fund and NTI (the “Management Agreement”) to provide the Funds with investment advisory and administration services under a single agreement and fee structure. The Management Agreement became effective June 30, 2014. Under the Management Agreement with the Investment Adviser for the Funds, subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides administration services to the Funds.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel of the Investment Adviser may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and by shareholders of each Fund.

The Management Agreement provides that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

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Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the management fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation

79

of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Funds pursuant to the Management Agreement. Subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser provides supervision of all aspects of the Funds’ operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Funds’ federal and state tax returns (other than those required to be filed by the Funds’ custodian and transfer agent) and providing shareholder tax information to the Funds’ transfer agent; (f) assisting the Funds’ Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Funds which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Funds’ service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Funds’ arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Funds and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Funds’ registration statement and other SEC filings for the Funds; and (m) computing and determining on the days and at the times specified in the Funds’ then-current Prospectuses, the net asset value of each share of each Fund and the net income of each Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses.

Effective June 30, 2014, as compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

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	CONTRACTUAL MANAGEMENT FEE RATE
	Effective 6/30/14
	First $1 Billion	Next $1 Billion	Over $2 Billion
Income Equity Fund	0.95%	0.922%	0.894%
International Equity Fund	1.00%	0.97%	0.941%
Large Cap Equity Fund	0.83%	0.805%	0.781%
Large Cap Value Fund	0.83%	0.805%	0.781%
Technology Fund	1.10%	1.067%	1.035%

	CONTRACTUAL MANAGEMENT FEE RATE
	Effective 6/30/14
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Arizona Tax-Exempt Fund	0.43%	0.417%	0.404%
California Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
California Tax-Exempt Fund	0.43%	0.417%	0.404%
High Yield Municipal Fund	0.77%	0.747%	0.725%
Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
Tax-Exempt Fund	0.43%	0.417%	0.404%
Fixed Income Fund	0.43%	0.417%	0.404%
High Yield Fixed Income Fund	0.79%	0.766%	0.743%
Short-Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
Short-Intermediate U.S. Government Fund	0.38%	0.369%	0.358%
Tax-Advantaged Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%
U.S. Government Fund	0.38%	0.369%	0.358%
Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%
Core Bond Fund	0.38%	0.369%	0.358%
Short Bond Fund	0.38%	0.369%	0.358%

CONTRACTUAL MANAGEMENT FEE RATE
Effective 6/30/14
Large Cap Core Fund	0.44%
Small Cap Value Fund	0.95%
Bond Index Fund	0.13%
California Municipal Money Market Fund	0.33%
Money Market Fund	0.33%
Municipal Money Market Fund	0.33%
U.S. Government Money Market Fund	0.33%
U.S. Government Select Money Market Fund	0.33%
Small Cap Core Fund	0.74%
U.S. Treasury Index Fund	0.13%

Prior to June 30, 2014, under the former Investment Advisory and Ancillary Services Agreement with NTI for the Funds, as compensation for advisory services and the assumption of related expenses, the Investment Adviser was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets).

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	CONTRACTUAL ADVISORY FEE RATE
	Prior to 6/30/14 (Includes Period From 4/1/14 Through 6/29/14 and Fiscal Years Ended 3/31/14 and 3/31/13)
	First $1 Billion	Next $1 Billion	Over $2 Billion
Income Equity Fund	0.85%	0.80%	0.77%
International Equity Fund(1)	0.90%	0.85%	0.81%
Large Cap Equity Fund(2)	0.75%	0.71%	0.68%
Large Cap Value Fund	0.85%	0.80%	0.77%
Technology Fund	1.00%	0.94%	0.90%

	CONTRACTUAL ADVISORY FEE RATE
	Prior to 6/30/14 (Includes Period From 4/1/14 Through 6/29/14 and Fiscal Years Ended 3/31/14 and 3/31/13)
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Arizona Tax-Exempt Fund	0.55%	0.52%	0.50%
California Intermediate Tax-Exempt Fund	0.55%	0.52%	0.50%
California Tax-Exempt Fund	0.55%	0.52%	0.50%
High Yield Municipal Fund	0.65%	0.61%	0.59%
Intermediate Tax-Exempt Fund	0.55%	0.52%	0.50%
Short-Intermediate Tax-Exempt Fund(3)	0.50%	0.47%	0.45%
Tax-Exempt Fund	0.55%	0.52%	0.50%
Fixed Income Fund(4)	0.40%	0.38%	0.36%
High Yield Fixed Income Fund	0.70%	0.66%	0.63%
Short-Intermediate U.S. Government Fund(4)	0.40%	0.38%	0.36%
Tax-Advantaged Ultra-Short Fixed Income Fund	0.15%	0.141%	0.135%
U.S. Government Fund	0.70%	0.66%	0.63%
Ultra-Short Fixed Income Fund	0.15%	0.141%	0.135%

(1)	Prior to August 24, 2012, the contractual rate for the Fund was 1.00% for the first $1 billion, 0.94% for the next $1 billion, and 0.90% for over $2 billion.
(2)	Prior to August 24, 2012, the contractual rate for the Fund was 0.85% for the first $1 billion, 0.80% for the next $1 billion, and 0.77% for over $2 billion.
(3)	Prior to September 11, 2013, the contractual rate for the Fund was 0.50%.
(4)	Prior to August 24, 2012, the contractual rate for the Fund was 0.70% for the first $1.5 billion, 0.66% for the next $1 billion, and 0.63% for over $2.5 billion.

CONTRACTUAL ADVISORY FEE RATE
Prior to 6/30/14 (Includes Period From 4/1/14 Through 6/29/14 and Fiscal Years Ended 3/31/14 and 3/31/13)
Large Cap Core Fund	0.30%
Small Cap Value Fund	0.85%
Bond Index Fund	0.15%
California Municipal Money Market Fund	0.25%
Money Market Fund	0.25%
Municipal Money Market Fund	0.25%
U.S. Government Money Market Fund	0.25%
U.S. Government Select Money Market Fund	0.25%
Small Cap Core Fund	0.85%

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	CONTRACTUAL ADVISORY FEE RATE
	Prior to 6/30/14 (Includes Period From 4/1/14 Through 6/29/14 and Fiscal Years Ended 3/31/14 and 3/31/13)
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Core Bond Fund	0.40%	0.38%	0.36%
Short Bond Fund	0.40%	0.38%	0.36%

CONTRACTUAL ADVISORY FEE RATE
Prior to 6/30/14 (Includes Period From 4/1/14 Through 6/29/14 and Fiscal Years Ended 3/31/14 and 3/31/13)
U.S. Treasury Index Fund	0.30%

Prior to the Reorganization, as compensation for advisory services and the assumption of related expenses, the Investment Adviser was entitled to an advisory fee from the Predecessor Funds, computed daily and payable monthly, at the annual rates of 0.40%, 0.40% and 0.30% of the average daily net assets of the Predecessor Core Bond Fund, Predecessor Short Bond Fund and Predecessor U.S. Treasury Index Fund, respectively.

For the fiscal years indicated below, the amount of management fees and advisory fees paid by each of the Funds (other than the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund), was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Income Equity Fund	$3,345,355	$3,203,989	$2,971,036
International Equity Fund	2,374,695	2,356,826	2,200,620
Large Cap Core Fund	317,287	52,712	37,858
Large Cap Equity Fund	1,190,657	1,103,036	1,160,595
Large Cap Value Fund	897,756	941,172	932,774
Small Cap Core Fund	1,565,418	1,665,366	1,550,960
Small Cap Value Fund	24,902,809	20,306,873	15,062,753
Technology Fund	859,561	786,967	822,756
Arizona Tax-Exempt Fund	395,986	540,324	647,011
Bond Index Fund	3,262,361	3,654,765	3,786,520
California Intermediate Tax-Exempt Fund	1,859,011	2,111,685	2,002,325
California Tax-Exempt Fund	597,023	743,192	890,887
Fixed Income Fund	7,106,071	6,530,814	8,513,906
High Yield Fixed Income Fund	39,637,872	36,297,879	38,719,336
High Yield Municipal Fund	2,020,980	1,769,913	2,417,118
Intermediate Tax-Exempt Fund	11,929,445	13,196,593	12,791,741
Short-Intermediate Tax-Exempt Fund	6,146,443	6,162,489	5,381,449
Short-Intermediate U.S. Government Fund	755,058	951,753	1,453,752
Tax-Advantaged Ultra-Short Fixed Income Fund	6,145,241	3,508,926	2,461,342
Tax-Exempt Fund	3,619,270	5,210,681	6,536,274
Ultra-Short Fixed Income Fund	3,475,870	1,978,287	1,049,540
U.S. Government Fund	146,501	289,345	393,304
California Municipal Money Market Fund	1,350,642	1,001,411	998,883
Money Market Fund	24,875,570	19,919,301	19,481,118
Municipal Money Market Fund	18,414,073	15,248,645	16,700,675
U.S. Government Money Market Fund	4,581,842	3,458,356	3,531,216
U.S. Government Select Money Market Fund	10,872,645	8,876,461	9,022,561

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For the fiscal years or period indicated below, the amount of management fees and advisory fees paid by each of the Core Bond Fund, Short Bond Fund, U.S. Treasury Index Fund and their Predecessor Funds, after advisory fee waivers, if any, was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$717,721	$342,573	$107,549	$228,228
Short Bond Fund	2,163,722	1,370,085	320,753	388,399
U.S. Treasury Index Fund	181,192	380,123	135,468	213,636

Prior to June 30, 2014, under the former Administration Agreement with the Trust, subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, NTI was entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Non-Money Market Fund and 0.10% of each Money Market Fund.

Prior to the Reorganization, as compensation for its administrative services and the assumption of related expenses, the Administrator was entitled to a fee from the Predecessor Funds, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Predecessor Fund.

For the fiscal years indicated below, NTI received fees under the former Administration Agreement with the Trust in the amount of:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Income Equity Fund	$145,953	$565,411	$524,305
International Equity Fund	95,887	392,806	352,467
Large Cap Core Fund	10,004	26,356	18,929
Large Cap Equity Fund	54,239	220,608	221,392
Large Cap Value Fund	39,909	166,089	164,609
Small Cap Core Fund	68,056	293,889	273,701
Small Cap Value Fund	967,116	3,583,571	2,658,156
Technology Fund	28,453	118,045	123,414
Arizona Tax-Exempt Fund	29,930	147,362	176,459
Bond Index Fund	831,238	3,654,765	3,786,520
California Intermediate Tax-Exempt Fund	136,056	575,915	546,093
California Tax-Exempt Fund	45,602	202,689	242,971
Fixed Income Fund	555,078	2,459,579	2,496,708
High Yield Fixed Income Fund	2,128,871	8,320,936	8,898,191
High Yield Municipal Fund	91,906	408,443	557,800
Intermediate Tax-Exempt Fund	888,197	3,677,776	3,560,616
Short-Intermediate Tax-Exempt Fund	492,138	1,848,756	1,614,448
Short-Intermediate U.S. Government Fund	77,889	356,909	417,663
Tax-Advantaged Ultra-Short Fixed Income Fund	1,053,347	3,593,141	2,479,073
Tax-Exempt Fund	279,882	1,421,098	1,782,636
Ultra-Short Fixed Income Fund	627,368	1,979,576	1,049,540
U.S. Government Fund	12,381	62,003	84,280
California Municipal Money Market Fund	105,740	400,562	399,548
Money Market Fund	1,913,391	7,967,662	7,792,350
Municipal Money Market Fund	1,469,491	6,099,413	6,680,185
U.S. Government Money Market Fund	347,364	1,383,332	1,412,468
U.S. Government Select Money Market Fund	881,991	3,550,558	3,608,978

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NTI also acted as administrator to the Predecessor Funds. For the fiscal years and period indicated below, the Administrator received fees from the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund and each respective Predecessor Fund in the amount of:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$47,542	$128,465	$40,331	$91,012
Short Bond Fund	184,535	513,783	120,283	154,832
U.S. Treasury Index Fund	42,417	190,061	67,734	140,138

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Funds, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement. Prior to June 30, 2014, the Transfer Agent was entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of each of the Funds.

TNTC also acted as transfer agent to the Predecessor Funds. As compensation for the services rendered to the Predecessor Funds by TNTC under the Predecessor Funds’ Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC was entitled to a fee from Northern Institutional Funds, payable monthly, at an annual rate of 0.01% of the average daily net assets of each of the Class A Shares of the Predecessor Funds.

For the fiscal years indicated below, the amount of transfer agent fees paid by each of the Funds (other than the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund) was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Income Equity Fund	$137,067	$376,936	$349,529
International Equity Fund	90,917	261,867	234,973
Large Cap Core Fund	16,805	17,570	12,619
Large Cap Equity Fund	52,778	147,070	147,592
Large Cap Value Fund	38,745	110,725	109,737
Small Cap Core Fund	69,286	195,923	182,463
Small Cap Value Fund	951,438	2,389,018	1,772,067
Technology Fund	28,104	78,696	82,274
Arizona Tax-Exempt Fund	29,939	98,240	117,637
Bond Index Fund	834,698	2,436,483	2,524,293

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	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
California Intermediate Tax-Exempt Fund	$138,155	$383,939	$364,055
California Tax-Exempt Fund	45,396	135,125	161,977
Fixed Income Fund	567,162	1,639,699	1,664,477
High Yield Fixed Income Fund	2,018,064	5,547,223	5,932,000
High Yield Municipal Fund	92,884	272,292	371,859
Intermediate Tax-Exempt Fund	902,148	2,451,821	2,373,694
Short-Intermediate Tax-Exempt Fund	485,290	1,232,489	1,076,276
Short-Intermediate U.S. Government Fund	73,534	237,936	278,440
Tax-Advantaged Ultra-Short Fixed Income Fund	1,043,645	2,395,398	1,652,681
Tax-Exempt Fund	277,050	947,387	1,188,399
Ultra-Short Fixed Income Fund	604,833	1,319,701	699,679
U.S. Government Fund	11,756	41,335	56,185
California Municipal Money Market Fund	155,122	400,562	399,548
Money Market Fund	2,826,757	7,967,662	7,792,350
Municipal Money Market Fund	2,139,572	6,099,413	6,680,185
U.S. Government Money Market Fund	516,173	1,383,332	1,412,468
U.S. Government Select Money Market Fund	1,276,015	3,550,558	3,608,978

For the fiscal years and period indicated below, the amount of transfer agent fees paid by each of the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund and their Predecessor Funds was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$55,023	$85,642	$26,887	$11,468
Short Bond Fund	189,014	342,518	80,187	19,947
U.S. Treasury Index Fund	39,397	126,706	45,155	17,895

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) is responsible for the Funds’ foreign custody arrangements pertaining to its activities under the Custody Agreement, and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Funds’ property and shall be liable to and shall indemnify the Trust from and against any loss which occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

As compensation for the domestic custody services rendered with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each

86

Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the foreign custody services rendered to the Trust by the Custodian with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for each Fund; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for other out-of-pocket fees incurred by the Custodian.

Prior to June 30, 2014, as compensation for the domestic custody services rendered with respect to the Trust by the Custodian to each Fund (except the International Equity Fund), and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million; plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) were subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian might permanently or temporarily waive all or any portion of any upward adjustment.

Prior to June 30, 2014, as compensation for the services rendered to the Trust, under the Foreign Custody Agreement then in effect, by the Custodian to the International Equity Fund and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (i) $35,000 annually for the International Equity Fund; plus (ii) 9/100th of 1% annually of the Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Equity Fund by it, the Custodian was entitled to receive $25,000 for the first $50 million of the Fund’s average daily net assets and 1/100th of 1% of the Fund’s average daily net assets in excess of $50 million.

For the fiscal years indicated below, the amount of custodian and, prior to June 30, 2014, fund accounting fees paid by each Fund (other than the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund) was as follows (effective June 30, 2014, fund accounting fees are included in the management fees payable to NTI):

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Income Equity Fund	$70,163	$109,233	$102,201
International Equity Fund	266,432	317,671	289,791
Large Cap Core Fund	80,251	70,297	53,155
Large Cap Equity Fund	36,498	73,773	65,068
Large Cap Value Fund	47,010	55,473	56,784
Small Cap Core Fund	67,398	107,085	90,162
Small Cap Value Fund	395,202	632,295	439,022
Technology Fund	29,978	52,748	52,298
Arizona Tax-Exempt Fund	29,478	53,126	54,207
Bond Index Fund	335,954	541,229	550,346
California Intermediate Tax-Exempt Fund	69,504	112,172	104,123
California Tax-Exempt Fund	35,078	61,074	64,602
Fixed Income Fund	238,597	383,712	380,145

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	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
High Yield Fixed Income Fund	$720,281	$1,165,272	$1,238,609
High Yield Municipal Fund	50,354	86,744	105,588
Intermediate Tax-Exempt Fund	352,785	530,964	510,874
Short-Intermediate Tax-Exempt Fund	192,375	281,411	249,673
Short-Intermediate U.S. Government Fund	42,725	86,738	93,255
Tax-Advantaged Ultra-Short Fixed Income Fund	386,846	513,878	363,541
Tax-Exempt Fund	121,144	227,814	272,917
Ultra-Short Fixed Income Fund	227,784	298,417	172,822
U.S. Government Fund	29,370	54,217	53,875
California Municipal Money Market Fund	70,683	113,927	110,616
Money Market Fund	1,053,508	1,667,261	1,620,810
Municipal Money Market Fund	758,354	1,265,614	1,370,505
U.S. Government Money Market Fund	221,722	341,159	323,002
U.S. Government Select Money Market Fund	488,360	777,770	773,343

TNTC also acted as custodian to the Predecessor Funds under the Northern Institutional Funds’ Custodian Agreement. As compensation for the services rendered with respect to Northern Institutional Funds by TNTC to each Predecessor Fund, and the assumption by TNTC of certain related expenses, TNTC was entitled to payment from Northern Institutional Funds as follows: (a) $18,000 annually for each Predecessor Fund, plus (b) 1/100th of 1% annually of each Predecessor Fund’s average daily net assets to the extent they exceeded $100 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that TNTC received or transmitted funds via wire, plus (e) reimbursement of expenses incurred by TNTC for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) were subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that TNTC could permanently or temporarily waive all or any portion of any upward adjustment.

TNTC’s fees under Northern Institutional Funds’ Custodian Agreement were subject to reduction based on the Predecessor Funds’ daily-uninvested U.S. cash balances (if any).

For the fiscal years indicated below, the amount of custodian and, prior to June 30, 2014, fund accounting fees paid by each of the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund and their Predecessor Funds was as follows (effective June 30, 2014, fund accounting fees are included in the management fees payable to NTI):

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$58,190	$70,789	$22,746	$40,834
Short Bond Fund	91,072	110,279	29,343	33,479
U.S. Treasury Index Fund	32,130	59,940	21,051	27,210

Unless sooner terminated, the Trust’s Management Agreement will continue in effect with respect to each Fund until June 30, 2016. Thereafter, the Management Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, on 60 days’ written notice. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’

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written notice or by the Transfer Agent by not less than six months written notice. The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian by not less than 90 days’ written notice.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust Corporation or an affiliate, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years indicated below, the amount of commissions paid by each Fund (other than the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund and their Predecessor Funds) was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Income Equity Fund	$211,199	$37,038	$55,782
International Equity Fund	38,990	57,023	70,009
Large Cap Core Fund	31,175	8,670	7,478
Large Cap Equity Fund	39,920	73,748	129,997
Large Cap Value Fund	64,503	45,483	58,527
Small Cap Core Fund	55,141	58,581	29,701
Small Cap Value Fund	527,417	475,413	524,308
Technology Fund	47,390	46,729	81,094
Fixed Income Fund	8,440	31,839	33,203
Short-Intermediate U.S. Government Fund	6,348	6,091	8,687
U.S. Government Fund	787	1,080	1,325
For the fiscal years or period indicated below, the amount of commissions paid by each of the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund and their Predecessor Funds was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$627	$451	$1,021	$106
Short Bond Fund	11,226	11,838	3,831	1,602
U.S. Treasury Index Fund	668	806	271	0

For the fiscal years ended March 31, 2015, 2014 and 2013, all Fund transactions for the Money Market Funds were executed on a principal basis and, therefore, no brokerage commissions were paid by the Money Market Funds. Purchases by the Money Market Funds from underwriters of Fund securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security, which is reflected as a commission in the tables above.

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To the extent that a Fund effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund. No commissions were paid by the Funds described in this SAI to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

During the fiscal year ended March 31, 2015, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Income Equity Fund	$77,773,949	$35,271
International Equity Fund	4,255,253	6,077
Large Cap Core Fund	2,221,054	271
Large Cap Equity Fund	66,507,505	35,240
Large Cap Value Fund	1,858,505	3,467
Small Cap Value Fund	12,220,172	18,281
Technology Fund	70,797,251	45,082

The Trust is required to identify any securities of its “regular brokers or dealers” or their parents which the Funds acquired during its most recent fiscal year.

During the fiscal year ended March 31, 2015, the Income Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
JP Morgan Chase Securities	N/A	$4,942,000
Morgan Stanley	N/A	0
Wells Fargo	N/A	14,879,000

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During the fiscal year ended March 31, 2015, the International Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Credit Suisse	N/A	$2,375,000
Deutsche Bank A.G.	N/A	2,631,000

During the fiscal year ended March 31, 2015, the Large Cap Core Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America	N/A	$1,163,000
Citigroup	N/A	2,385,000
Goldman Sachs & Co.	N/A	1,751,000
JP Morgan Chase Securities	N/A	3,119,000
Morgan Stanley	N/A	1,453,000

During the fiscal year ended March 31, 2015, the Large Cap Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Wells Fargo	N/A	$4,560,000

During the fiscal year ended March 31, 2015, the Large Cap Value Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Credit Suisse	N/A	$0
Goldman Sachs & Co.	N/A	1,915,000
JP Morgan Chase Securities	N/A	1,293,000
Wells Fargo	N/A	1,592,000

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During the fiscal year ended March 31, 2015, the Small Cap Core Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Investment Technology Group	N/A	$284,000
Vanguard Brokerage Services	N/A	0

During the fiscal year ended March 31, 2015, the Small Cap Value Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Investment Technology Group	N/A	$118,000

During the fiscal year ended March 31, 2015, the Bond Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America	N/A	$16,172,000
Barclays	N/A	2,925,000
Charles Schwab & Co.	N/A	617,000
Goldman Sachs & Co.	N/A	13,398,000
HSBC Securities Inc.	N/A	6,124,000
JP Morgan Chase Securities	N/A	20,528,000
Merrill Lynch	N/A	1,401,000
Morgan Stanley	N/A	16,596,000
Nomura Securities International	N/A	462,000

During the four month period ended March 31, 2015, the Core Bond Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Credit Suisse	N/A	$613,000
Deutsche Bank A.G.	N/A	1,891,000
HSBC Securities Inc.	N/A	515,000
JP Morgan Chase Securities	N/A	2,517,000
Morgan Stanley	N/A	9,380,000

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During the fiscal year ended March 31, 2015, the Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Deutsche Bank A.G.	N/A	$16,056,000
JP Morgan Chase Securities	N/A	45,354,000
Morgan Stanley	N/A	79,480,000
UBS Securities	N/A	0
Wells Fargo	N/A	5,691,000

During the fiscal year ended March 31, 2015, the High Yield Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Barclays	N/A	$30,294,000
Credit Suisse	N/A	39,970,000
Deutsche Bank A.G.	N/A	37,927,000

During the fiscal year ended March 31, 2015, the Short Bond Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Barclays	N/A	$4,145,000
Credit Suisse	N/A	2,329,000
Deutsche Bank A.G.	N/A	3,545,000
HSBC Securities Inc.	N/A	3,527,000
JP Morgan Chase Securities	N/A	17,229,000
Merrill Lynch	N/A	1,170,000
Morgan Stanley	N/A	29,452,000
TD Ameritrade Holding Corp.	N/A	0
Wells Fargo	N/A	2,950,000

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During the fiscal year ended March 31, 2015, the Tax-Advantaged Ultra-Short Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$49,261,000
Goldman Sachs & Co.	N/A	24,177,000
HSBC Securities Inc.	N/A	18,111,000
JP Morgan Chase Securities	N/A	20,305,000
Morgan Stanley	N/A	29,937,000
Royal Bank of Canada	N/A	0

During the fiscal year ended March 31, 2015, the Ultra-Short Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of Montreal	N/A	$5,031,000
Barclays	N/A	5,204,000
Charles Schwab	N/A	4,009,000
Citigroup	N/A	35,125,000
Goldman Sachs & Co.	N/A	7,076,000
HSBC Securities Inc.	N/A	16,035,000
JP Morgan Chase Securities	N/A	42,614,000
Morgan Stanley	N/A	20,072,000
Wells Fargo	N/A	0

During the fiscal year ended March 31, 2015, the U.S. Government Select Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America	N/A	$590,000,000
Citigroup	N/A	119,472,000
Credit Suisse	N/A	0
JP Morgan Chase Securities	N/A	0

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During the fiscal year ended March 31, 2015, the Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of Nova Scotia	N/A	$353,718,000
Barclays	N/A	0
Citigroup	N/A	251,056,000
Federal Reserve Bank of New York	N/A	1,700,000,000
GE Capital	N/A	198,756,000
Societe Generale	N/A	71,885,000
Wells Fargo	N/A	366,745,000

During the fiscal year ended March 31, 2015, the Municipal Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
JP Morgan Chase Securities	N/A	$0

During the fiscal year ended March 31, 2015, the U.S. Government Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America	N/A	$329,617,000
Barclays	N/A	0
BNP Paribas	N/A	50,000,000
Citigroup	N/A	73,594,000
Credit Suisse	N/A	0
Deutsche Bank, AG	N/A	0
Goldman Sachs & Co.	N/A	0
Societe Generale	N/A	242,618,000

During the fiscal year ended March 31, 2015, the Technology Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund, U.S. Government Fund, U.S. Treasury Index Fund and California Municipal Money Market Fund did not acquire, sell or own any securities of their regular broker/dealers or their parent companies.

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PORTFOLIO MANAGERS

Portfolio Manager(s)
Income Equity Fund	Jacob C. Weaver and John Ferguson
International Equity Fund	Douglas McEldowney
Large Cap Core Fund	Mark C. Sodergren
Large Cap Equity Fund	Thomas D. Wooden and Christopher D. Shipley
Large Cap Value Fund	Mark C. Sodergren and Sridhar Kancharla
Small Cap Core Fund	Robert H. Bergson
Small Cap Value Fund	Robert H. Bergson
Technology Fund	Deborah L. Koch and Sandeep Soorya
Arizona Tax-Exempt Fund	Eric V. Boeckmann
Bond Index Fund	Louis D’Arienzo and Brandon P. Ferguson
California Intermediate Tax-Exempt Fund	Eric V. Boeckmann
California Tax-Exempt Fund	Eric V. Boeckmann
Core Bond Fund	Bradley Camden and Daniel J. Personette
Fixed Income Fund	Bradley Camden and Daniel J. Personette
High Yield Fixed Income Fund	Richard J. Inzunza
High Yield Municipal Fund	M. Jane McCart
Intermediate Tax-Exempt Fund	Timothy T.A. McGregor
Short Bond Fund	Bradley Camden and Michael T. Doyle
Short-Intermediate Tax-Exempt Fund	Timothy P. Blair
Short-Intermediate U.S. Government Fund	Michael R. Chico and Brian W. Hart
Tax-Advantaged Ultra-Short Fixed Income Fund	Patrick D. Quinn and Jason R. Gookin
Tax-Exempt Fund	Timothy T.A. McGregor
Ultra-Short Fixed Income Fund	Carol Sullivan and Christi Fletcher
U.S. Government Fund	Michael R. Chico and Brian W. Hart
U.S. Treasury Index Fund	Michael R. Chico and Brandon P. Ferguson

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Robert H. Bergson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$3,287.4	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	5	188.2	0	0
Other Accounts:	5	577.1	0	0

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The table below discloses accounts within each type of category listed below for which Timothy P. Blair was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$1,392.7	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	182	2,540.0	0	0

The table below discloses accounts within each type of category listed below for which Eric V. Boeckmann was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$711.9	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	199	2,757.0	0	0

The table below discloses accounts within each type of category listed below for which Bradley Camden was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$2,850.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	58	3,273.7	0	0

The table below discloses accounts within each type of category listed below for which Michael Chico was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$302.5	0	$0
Other Registered Investment Companies:	2	2,574.4	0	0
Other Pooled Investment Vehicles:	27	21,661.6	0	0
Other Accounts:	0	0	0	0

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The table below discloses accounts within each type of category listed below for which Louis D’Arienzo was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$2,728.7	0	$0
Other Registered Investment Companies:	1	100.0	0	0
Other Pooled Investment Vehicles:	4	10,700.0	0	0
Other Accounts:	3	1,800.0	0	0

The table below discloses accounts within each type of category listed below for which Michael T. Doyle was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$697.1	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	6	1,900.0	0	0
Other Accounts:	57	3,500.0	0	0

The table below discloses accounts within each type of category listed below for which Brandon P. Ferguson was jointly and primarily responsible for day-to-day portfolio management as of the Funds’ fiscal year ended March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$2,819.9	0	$0
Other Registered Investment Companies:	3	2,579.5	0	0
Other Pooled Investment Vehicles:	3	3,106.1	0	0
Other Accounts:	7	3,989.5	0	0

The table below discloses the accounts within each type of category listed below for which John Ferguson, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$331.8	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	36	1,600.0	0	0

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The table below discloses accounts within each type of category listed below for which Christi Fletcher was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$1,611.1	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	21	2,143.0	0	0

The table below discloses accounts within each type of category listed below for which Jason R. Gookin was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$3,181.7	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	32	1,100.0	0	0

The table below discloses accounts within each type of category listed below for which Brian W. Hart which was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$211.3	0	$0
Other Registered Investment Companies:	1	16.4	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	10	2,680.8	0	0

The table below discloses accounts within each type of category listed below for which Richard J. Inzunza was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$5,350.7	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	1	689.3	0	0
Other Accounts:	1	32.9	0	0

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The table below discloses accounts within each type of category listed below for which Sridhar Kancharla* was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	N/A	N/A	N/A	N/A
Other Registered Investment Companies:	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles:	N/A	N/A	N/A	N/A
Other Accounts:	N/A	N/A	N/A	N/A

*	Mr. Kancharla became a Portfolio Manager of the Large Cap Value Fund effective July 31, 2015.

The table below discloses accounts within each type of category listed below for which Deborah L. Koch was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$84.1	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which M. Jane McCart was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$336.6	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which Douglas McEldowney was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$211.6	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	750	800.0	0	0

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The table below discloses accounts within each type of category listed below for which Timothy McGregor was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$3,989.0	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	197	6,340.0	0	0

The table below discloses accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$2,153.2	0	$0
Other Registered Investment Companies:	5	2,630.0	0	0
Other Pooled Investment Vehicles:	3	3,947.0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which Patrick D. Quinn was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$3,181.7	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	25	2,634.6	0	0

The table below discloses accounts within each type of category listed below for which Christopher D. Shipley was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$145.5	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	5	7.6	0	0
Other Accounts:	0	0	0	0

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The table below discloses accounts within each type of category listed below for which Mark C. Sodergren was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$274.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	4	288.0	0	0
Other Accounts:	2	201.0	0	0

The table below discloses the accounts within each type of category listed below for which Sandeep Soorya, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$84.1	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which Carol Sullivan was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$1,611.1	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	19	1,900.0	0	0

The table below discloses the accounts within each type of category listed below for which Jacob C. Weaver, CFA, was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$331.9	0	$0
Other Registered Investment Companies:	1	130.0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	47	3,193.0	0	0

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The table below discloses the accounts within each type of category listed below for which Thomas D. Wooden, CFA, was jointly and primarily responsible for day-to-day portfolio management as of May 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$274.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	5	7.6	0	0
Other Accounts:	0	0	0	0

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates, or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for,

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among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Portfolio Manager Compensation Structure

As of March 31, 2015, the compensation for the portfolio managers of the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and Technology Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the annual cash incentive award for portfolio managers of all Equity Funds is based primarily on the investment performance of the Funds. Performance is measured against each Fund’s Prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual cash incentive award is not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of March 31, 2015, the compensation for the portfolio managers of the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund, and U.S. Government Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her fixed-income product strategy team. For the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund portfolio managers, while a quantitative evaluation of the performance of the Funds is a factor, the annual cash incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of March 31, 2015, the compensation for the portfolio managers of the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Treasury Index Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of

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each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual cash incentive award is not based on the investment performance of the Funds or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended March 31, 2015, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Robert H. Bergson	Small Cap Core Fund	$10,001 – $50,000
Robert H. Bergson	Small Cap Value Fund	$10,001 – $50,000
Timothy P. Blair	Short-Intermediate Tax-Exempt Fund	None
Eric V. Boeckmann	Arizona Tax-Exempt Fund	None
Eric V. Boeckmann	California Intermediate Tax-Exempt Fund	None
Eric V. Boeckmann	California Tax-Exempt Fund	None
Bradley Camden	Fixed Income Fund	None
Bradley Camden	Core Bond Fund	None
Bradley Camden	Short Bond Fund	$10,001 – $50,000
Michael R. Chico	Short-Intermediate U.S. Government Fund	None
Michael R. Chico	U.S. Government Fund	None
Michael R. Chico	U.S. Treasury Index Fund	None
Louis D’Arienzo	Bond Index Fund	None
Michael T. Doyle	Short Bond Fund	None
Brandon P. Ferguson	Bond Index Fund	$10,001 – $50,000
Brandon P. Ferguson	U.S. Treasury Index Fund	None
John Ferguson	Income Equity Fund	$10,001 – $50,000
Christi Fletcher	Ultra-Short Fixed Income Fund	None
Jason R. Gookin	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Brian W. Hart	Short-Intermediate U.S. Government Fund	None
Brian W. Hart	U.S. Government Fund	None
Richard J. Inzunza	High Yield Fixed Income Fund	$100,001 – $500,000
Sridhar Kancharla*	Large Cap Value Fund	None
Deborah Koch	Technology Fund	$10,001 – $50,000
M. Jane McCart	High Yield Municipal Fund	$50,001 – $100,000
M. Jane McCart	High Yield Fixed Income Fund	$100,001 – $500,000
Douglas McEldowney	International Equity Fund	$500,001 – $1,000,000
Timothy T. A. McGregor	Intermediate Tax-Exempt Fund	None
Timothy T. A. McGregor	Tax-Exempt Fund	None
Daniel J. Personette	Core Bond Fund	None
Daniel J. Personette	Fixed Income Fund	None
Patrick D. Quinn	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Christopher D. Shipley	Large Cap Equity Fund	None
Mark C. Sodergren	Large Cap Core Fund	$50,001 – $100,000
Mark C. Sodergren	Large Cap Value Fund	$50,001 – $100,000

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Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Sandeep Soorya	Technology Fund	$10,001 – $50,000
Carol Sullivan	Ultra-Short Fixed Income Fund	None
Jacob C. Weaver	Income Equity Fund	$100,001 – $500,000
Thomas D. Wooden	Large Cap Equity Fund	None

*	Mr. Kancharla became a Portfolio Manager of the Large Cap Value Fund effective July 31, 2015.

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:

•	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

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•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in

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which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary and the Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, are posted in the Account Resources section of the Northern Funds’ web site, www.northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ web site at www.northernfunds.com or the SEC’s web site, www.sec.gov.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC (“NFD”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. NFD also acted as distributor to the Predecessor Funds.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds.

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The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees. In accordance with the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

For the fiscal years indicated below, the following Funds paid fees under the Service Plan.

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Income Equity Fund	$358,073	$336,588	$224,882
International Equity Fund	26,788	28,104	24,922
Large Cap Core Fund	14,359	345	87
Large Cap Equity Fund	19,981	13,608	41,281
Large Cap Value Fund	77,183	78,114	73,610
Small Cap Core Fund	45,702	21,721	10,696
Small Cap Value Fund	6,269,049	6,001,365	3,702,571
Technology Fund	49,901	54,524	53,894
Arizona Tax-Exempt Fund	23,980	19,373	13,243
Bond Index Fund	155,727	128,605	74,873
California Intermediate Tax-Exempt Fund	53,176	24,805	8,667
California Tax-Exempt Fund	107,654	110,345	136,092
Fixed Income Fund	57,540	38,528	27,392
High Yield Fixed Income Fund	850,237	977,296	868,909
High Yield Municipal Fund	57,981	41,854	53,144
Intermediate Tax-Exempt Fund	894,341	852,457	812,163
Short-Intermediate Tax-Exempt Fund	84,419	83,164	49,754
Short-Intermediate U.S. Government Fund	6,730	10,090	21,476
Tax-Advantaged Ultra-Short Fixed Income Fund	11,853	2,161	81
Tax-Exempt Fund	134,300	162,410	198,855
Ultra-Short Fixed Income Fund	5,934	1,610	0
U.S. Government Fund	1,996	2,069	1,433

For the fiscal years and period indicated below, the following Funds/Predecessor Funds paid fees under the Service Plan.

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$121	$9	$0	$0
Short Bond Fund	226	58	0	0
U.S. Treasury Index Fund	25	24	4	0

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COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectuses, for the High Yield Fixed Income Fund and International Equity Fund there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends

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and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced and will be processed on the next business day in the manner described above.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectuses from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of

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third party consultants engaged by the Board of Trustees; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the Funds’ expenses during the current fiscal year. The result of these reimbursements will be to increase the performance of the Funds during the periods for which the reimbursements are made. The contractual reimbursement arrangements are expected to continue until at least July 31, 2016.

For the fiscal years indicated below, Northern Trust contractually reimbursed expenses for each of the Funds (other than the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund), as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Income Equity Fund	$574,524	$930,990	$805,755
International Equity Fund	407,342	687,621	733,896
Large Cap Core Fund	155,630	150,801	171,888
Large Cap Equity Fund	240,849	406,039	492,668
Large Cap Value Fund	348,557	520,671	550,507
Small Cap Core Fund	409,602	920,871	870,878
Small Cap Value Fund	6,911,469	9,502,880	6,349,960
Technology Fund	131,204	211,407	225,716
Arizona Tax-Exempt Fund	208,024	496,100	558,494
Bond Index Fund	2,008,508	6,997,641	7,205,438
California Intermediate Tax-Exempt Fund	510,592	1,559,391	1,496,025
California Tax-Exempt Fund	331,113	722,709	835,703
Fixed Income Fund	1,098,874	3,887,882	5,873,856
High Yield Fixed Income Fund	2,477,441	9,418,108	11,453,825
High Yield Municipal Fund	239,069	491,954	627,471
Intermediate Tax-Exempt Fund	3,199,072	10,009,451	9,881,375
Short-Intermediate Tax-Exempt Fund	1,357,069	4,211,106	3,689,092
Short-Intermediate U.S. Government Fund	271,189	782,006	1,261,598
Tax-Advantaged Ultra-Short Fixed Income Fund	1,399,112	4,251,866	2,990,956
Tax-Exempt Fund	978,661	3,846,519	4,785,541
Ultra-Short Fixed Income Fund	941,446	2,472,427	1,376,021
U.S. Government Fund	171,390	371,796	459,994
California Municipal Money Market Fund	242,012	586,982	628,872
Money Market Fund	3,206,675	10,127,329	9,944,540
Municipal Money Market Fund	2,340,927	7,692,306	8,509,388
U.S. Government Money Market Fund	656,946	1,851,133	1,877,966
U.S. Government Select Money Market Fund	1,481,323	4,532,852	4,666,897

From time to time, NTI may voluntarily reimburse a portion or all of its fees otherwise payable to it with respect to the Funds. Any such voluntary reimbursement would be in addition to NTI’s contractual agreement to reimburse a portion of the Funds’ expenses and could be implemented, increased or decreased, or discontinued at any time.

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For the fiscal years indicated below, NTI voluntarily reimbursed expenses as reflected:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
California Municipal Money Market Fund	$1,343,008	$1,074,897	$781,527
Money Market Fund	14,458,315	13,750,860	8,421,968
Municipal Money Market Fund	16,968,428	15,463,130	12,213,878
U.S. Government Money Market Fund	3,810,515	3,427,707	2,520,345
U.S. Government Select Money Market Fund	9,097,700	8,894,919	7,231,295
Short-Intermediate U.S. Government Fund	0	85	1,310
Tax-Advantaged Ultra-Short Fixed Income Fund	0	0	882,943

For the fiscal years or period indicated below, the Investment Adviser waived advisory fees for the Funds/Predecessor Funds as reflected:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$0	$0	$0	$130,253
Short Bond Fund	0	0	0	220,433
U.S. Treasury Index Fund	0	0	0	199,933

Additionally, for the fiscal years and period indicated below, NTI, as administrator, reimbursed each Fund/Predecessor Fund for its expenses, thereby reducing Other Operating Expenses of each Fund/Predecessor Fund in the following amounts:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Four-Month Period Ended March 31, 2013	Fiscal Year Ended November 30, 2012
Core Bond Fund	$229,151	$374,306	$130,691	$156,466
Short Bond Fund	475,695	1,056,849	271,232	164,028
U.S. Treasury Index Fund	244,275	663,628	236,719	160,711

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PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain the current 7-day yield and other performance information or visit www.northernfunds.com. Performance reflects fee waivers and expense reimbursements, as previously discussed in this SAI. If such fee waivers and expense reimbursements were not in place, a Fund’s performance would have been reduced.

MONEY MARKET FUNDS

The performance of the Money Market Funds may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund.

From time to time, the Money Market Funds may advertise their “yields” and “effective yields” and the Municipal Money Market Fund and the California Municipal Money Market Fund may advertise their “tax-equivalent yields” and “tax-equivalent effective yields.” These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. “Yield” refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then “annualized.” That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

In arriving at quotations as to “yield,” the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

“Effective yield” is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “effective yield” with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The “tax-equivalent yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free yield. It is calculated by taking that portion of the seven-day “yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent current yield” will always be higher than the Fund’s yield.

“Tax-equivalent yield” is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

The “tax-equivalent effective yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free effective yield. It is calculated by taking that portion of the seven-day “effective yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent effective yield” will always be higher than the Fund’s effective yield.

“Tax-equivalent effective yield” is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

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Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or financial intermediaries on their customers in connection with investments in the Funds are not reflected in the calculation of yields for the Funds.

A Money Market Fund also may quote, from time to time, total return in accordance with SEC regulations.

EQUITY FUNDS, FIXED INCOME FUNDS AND TAX-EXEMPT FUNDS

The Equity Funds, Fixed Income Funds and Tax-Exempt Funds calculate their total returns for each class of shares separately on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Fund calculates its “average annual total return” for a class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P (1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

Each Non-Money Market Fund may compute an “average annual total return-after taxes on distributions” for a class of shares by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P (1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

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Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Each Non-Money Market Fund may compute an “average annual total return-after taxes on distributions and redemption” for a class of shares by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

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Each Fund may compute an “aggregate total return” for a class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The yield of a Non-Money Market Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 -1]

Where:	a =	dividends and interest earned during the period;
	b =	expenses accrued for the period (net of reimbursements);
	c =	average daily number of shares outstanding during the period entitled to receive dividends; and
	d =	NAV per share on the last day of the period.

A Non-Money Market Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax.

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 or 1000 Index, the Consumer Price Index or the Dow Jones Industrial Average.

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Performance of the Income Equity Fund may be compared to the S&P 500 Index. Performance of the International Equity Fund may be compared to the MSCI EAFE Index. Performance of the Large Cap Core Fund may be compared to the S&P 500 Index. Performance of the Large Cap Equity Fund may be compared to the S&P 500 Index. Performance of the Large Cap Value Fund may be compared to the Russell 1000 Value Index. Performance of the Small Cap Core Fund may be compared to the Russell 2000 Index. Performance of the Small Cap Value Fund may be compared to the Russell 2000 Value Index. Performance of the Technology Fund may be compared to the S&P 500 Index. Performance of the Arizona Tax-Exempt Fund may be compared to the Barclays Arizona Municipal Bond Index. Performance of the Bond Index Fund may be compared to the Barclays U.S. Aggregate Bond Index. Performance of the California Intermediate Tax-Exempt Fund may be compared to the Barclays California Intermediate Municipal Bond Index. Performance of the California Tax-Exempt Fund may be compared to the Barclays California Municipal Bond Index. Performance of the Core Bond Fund may be compared to the Barclays U.S. Aggregate Bond Index. Performance of the Fixed Income Fund may be compared to the Barclays U.S. Aggregate Bond Index. Performance of the High Yield Fixed Income Fund may be compared to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. Performance of the High Yield Municipal Fund may be compared to the Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. Performance of the Intermediate Tax-Exempt Fund may be compared to the Barclays Intermediate Municipal Bond Index. Performance of the Short Bond Fund may be compared to the Barclays 1-3 Year U.S. Government/Credit Index. Performance of the Short-Intermediate Tax-Exempt Fund may be compared to the Barclays 1-5 Year Blend Municipal Bond Index. Performance of the Short-Intermediate U.S. Government Fund may be compared to the Barclays 1-5 Year U.S. Government Bond Index. Performance of the Tax-Advantaged Ultra-Short Fixed Income Fund may be compared to the BofA Merrill Lynch 6-12 Month Municipal Securities Index or the BofA Merrill Lynch 1-3 Year U.S. General Obligation Municipal Securities Index. Performance of the Tax-Exempt Fund may be compared to the Barclays U.S. Municipal Index. Performance of the Ultra-Short Fixed Income Fund may be compared to the BofA Merrill Lynch 1-Year U.S. Treasury Note Index. Performance of the U.S. Government Fund may be compared to the Barclays Intermediate U.S. Government Bond Index. Performance of the U.S. Treasury Index Fund may be compared to the Barclays U.S. Treasury Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile,

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worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

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NET ASSET VALUE

As stated in the Prospectus for the Money Market Funds, each Money Market Fund seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust’s Board of Trustees, in supervising the Trust’s operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Funds’ investment objectives, to stabilize the NAV of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees’ procedures include periodic monitoring of the difference (the “Market Value Difference”) between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Money Market Fund exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund’s capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are “Eligible Securities” as defined by the SEC and described in the Prospectuses. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 60 days) and a dollar-weighted average portfolio maturity without regard to maturity shortening provisions applicable to variable and floating rate securities (also known as dollar-weighted average portfolio life) of 120 days or less appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

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Each Money Market Fund is required to comply with SEC requirements with respect to the liquidity of the Fund’s investments. Specifically, each Money Market Fund (except the California Municipal Money Market Fund and Municipal Money Market Fund) is required to hold at least 10% of its total assets in “daily liquid assets,” and each Money Market Fund is required to hold at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

With respect to the Non-Money Market Funds, securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the

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bond markets close early, each Fixed Income Fund and Money Market Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

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For federal income tax purposes, each Fund is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of March 31, 2015, the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes:

	Expiring March 31, 2016 (000s)		Expiring March 31, 2017 (000s)		Expiring March 31, 2018 (000s)		Expiring March 31, 2019 (000s)
International Equity Fund	$2,178	*	$32,032	*	$144,460	*	$—
Large Cap Core Fund	—		4,558		9,392		—
Large Cap Equity Fund	2,358	*	17,703	*	3,019	*	—
Large Cap Value Fund	—		9,638		61,413		—
High Yield Municipal Fund	—		—		23,276		12,268
Short Bond Fund	932		—		—		—
Money Market Fund	—		—		8,455		—

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2018.

The Regulated Investment Company Modernization Act of 2010 changed the carryforward periods for capital loss carryforwards of funds. For capital losses realized in taxable years beginning after December 22, 2010 (the “Enactment Date”), the eight-year limitation has been eliminated, so that any capital losses realized by a Fund in the taxable year beginning after December 22, 2010 and in subsequent taxable years will be permitted to be carried forward indefinitely and will retain their character as short or long term capital losses. Capital loss carryovers from taxable years beginning prior the Enactment Date are still subject to the eight-year limitation. The Code provides for coordination of capital loss carryovers arising in taxable years before and after the Enactment Date by requiring that capital loss carryovers from taxable years beginning after the Enactment Date be applied before capital loss carryovers from taxable years beginning prior to the Enactment Date. This could cause all or a portion of the pre-Enactment Date losses to expire before they can be used.

Capital losses that were incurred in taxable years beginning after the Enactment Date and will be carried forward indefinitely are as follows:

	Short-Term Capital Loss Carryforward (000s)	Long-Term Capital Loss Carryforward (000s)
California Municipal Money Market Fund	$9	$—
California Tax-Exempt Fund	463	190
Tax-Exempt Fund	10,223	1,375
Short Bond Fund	124	481
Short-Intermediate U.S. Government Fund	1,807	638
U.S. Government Fund	714	93
High Yield Municipal Fund	53	—
Large Cap Core Fund	751	100

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

FEDERAL—TAX-EXEMPT INFORMATION

As described in the Prospectuses, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Tax-Exempt Fund,

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California Municipal Money Market Fund and Municipal Money Market Fund (collectively referred to in this section as the “Funds” or the “Tax-Exempt Funds”) are designed to provide investors with federally tax-exempt interest income. The Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax-Exempt Funds’ dividends being tax-exempt. In addition, the Tax-Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

In order for the Tax-Exempt Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the total assets of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice furnished to shareholders. But the aggregate amount of dividends so designated by a Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In purchasing tax-exempt obligations, the Tax-Exempt Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Tax-Exempt Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax-Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds in determining certain adjustments for alternative minimum tax purposes.

The Tax-Exempt Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt Funds. The Tax-Exempt Funds are required to report to the Internal Revenue Service the amount of exempt interest dividends paid to a shareholder.

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STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California State franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund’s taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California State franchise or income tax at regular corporate rates.

A regulated investment company, or series thereof, will be qualified to pay dividends exempt from California State personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”) if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California municipal instruments”). A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series with respect to that portfolio of assets. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund’s dividends to shareholders will be exempt from the California State personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year that is exempt from California State personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California State personal income tax law. The percentage of total dividends paid by the Fund that qualifies as California exempt-interest dividends with respect to any taxable year, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In cases where shareholders are “substantial users” or “related persons” with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California State personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to “substantial users” are applicable for California State tax purposes. See “Federal—Tax-Exempt Information” above.

To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes, but at rates that are the same as the California rates for ordinary income. See “Federal—General Information” above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California State personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

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In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

The foregoing is only a summary of some of the important California State personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California State personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, potential corporate investors in the California Funds should note that California exempt-interest dividends may be subject to California State franchise tax or California State corporate income tax notwithstanding that all or a portion of such dividends are exempt from California State personal income tax. Potential investors in the California Funds should consult their tax advisers with respect to the application of California State taxes to the receipt of Fund dividends and as to their own California State tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to obligations of the State of Arizona or its political subdivisions. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, generally will not be exempt from Arizona income tax.

There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

FOREIGN TAXES

The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the International Equity Fund will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid by the Funds will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

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TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in REITs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

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DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s 51 existing series, which represent interests in the Trust’s 51 respective portfolios, 30 of which are described in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds of the Trust normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if

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approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

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Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

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As of June 30, 2015, TNTC and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of June 30, 2015, the names and share ownership of the entities or individuals (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) which held of record or beneficially owned 5% or more of the outstanding shares of any Fund were as follows:

	Number of Shares	% of Fund
Income Equity Fund
Charles Schwab and Co. Inc.	5,695,605	25.02%
National Financial Services LLC	4,658,539	20.46%

International Equity Fund
National Financial Services LLC	1,628,899	7.35%

Large Cap Core Fund
National Financial Services LLC	1,328,220	12.54%

Large Cap Equity Fund
National Financial Services LLC	918,649	14.53%

Large Cap Value Fund
National Financial Services LLC	2,229,476	30.40%
Charles Schwab and Co. Inc.	597,947	8.15%

Small Cap Core Fund
Charles Schwab and Co. Inc.	3,212,511	23.21%

Technology Fund
Charles Schwab and Co. Inc.	382,645	10.93%
National Financial Services LLC	378,515	10.81%

Arizona Tax-Exempt Fund
Charles Schwab and Co. Inc.	545,486	6.29%

California Intermediate Tax-Exempt Fund
National Financial Services LLC	3,520,853	8.00%

California Tax-Exempt Fund
Charles Schwab and Co. Inc.	2,335,133	18.56%
National Financial Services LLC	1,498,568	11.91%

High Yield Municipal Fund
National Financial Services LLC	2,380,468	5.70%

Intermediate Tax-Exempt Fund
National Financial Services LLC	37,042,443	12.17%

Short Bond Fund
Weinberg Foundation	5,280,102	14.87%

Short-Intermediate U.S. Government Fund
Electrical Insurance Trust	1,627,178	9.03%
Mafco	1,271,341	7.06%
Portercare Adventist Health	1,256,014	6.97%
IMI Americas Rabbi Trust	980,598	5.44%
National Financial Services LLC	952,178	5.28%

Tax-Exempt Fund
National Financial Services LLC	37,042,443	12.17%

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	Number of Shares	% of Fund
Ultra-Short Fixed Income Fund
Carlton Charitable Foundation	10,428,971	5.76%
National Financial Services LLC	9,959,996	5.51%
Wilson Foundation	9,798,602	5.42%

U.S. Government Fund
Walker Trust DON	423,593	14.49%
National Financial Services LLC	251,113	8.59%

U.S. Treasury Index Fund
Novartis	3,420,572	84.29%
Charles Schwab and Co. Inc.	274,241	6.76%

California Municipal Money Market Fund
NTB IL M&I Sweep Account	50,596,673	12.40%
Northern Cal. Inter. T.E. Bond	43,636,968	10.70%
National Financial Services LLC	41,504,543	10.20%
Blanding Trust Gay-Lynn	24,610,269	6.00%

Money Market Fund
National Financial Services LLC	1,517,848,767	18.70%
NTB IL M&I Sweep Account	1,102,378,067	13.60%

Municipal Money Market Fund
NTB IL M&I Sweep Account	574,084,985	11.10%
National Financial Services LLC	290,185,765	5.60%

U.S. Government Money Market Fund
NTB IL M&I Sweep Account	218,096,383	13.00%
National Financial Services LLC	147,027,069	8.70%

U.S. Government Select Money Market Fund
National Financial Services LLC	386,685,477	11.60%
NTB IL M&I Sweep Account	315,949,713	9.50%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of June 30, 2015, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

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FINANCIAL STATEMENTS

The audited financial statements of the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year ended March 31, 2015 (the “Annual Report”), are hereby incorporated by reference herein. With respect to the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, information for periods prior to November 16, 2012 is that of Class A shares of the corresponding Predecessor Funds. Information for the fiscal years ended November 30, 2011 and 2010 was audited by the independent registered public accounting firm for the Predecessor Funds. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” are incorporated by reference herein. Copies of the Funds’ Semiannual Reports and Annual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

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OTHER INFORMATION

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s web site at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

A-2

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.

A-3

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A-4

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

A-5

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note

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rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk. Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued. Certain ratings are also assigned trends that may change over time.

DRBS uses rating symbols as a concise method of expressing its opinion to the market.

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APPENDIX B

As stated in the Prospectuses, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

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A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

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IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

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In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary

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depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on U.S. futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator,” including the annual affirmation requirement that went into effect in 2013. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

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NORTHERN FUNDS

(THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2015

GLOBAL TACTICAL ASSET ALLOCATION FUND (BBALX)

This Statement of Additional Information dated July 31, 2015 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2015, as amended or supplemented from time to time, for the Global Tactical Asset Allocation Fund (the “Fund”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Copies of the annual report, when available, may be obtained, upon request and without charge by calling 800-595-9111 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The Fund commenced operations on July 1, 1993 as a separate portfolio (the “Predecessor Fund”) of Northern Institutional Funds. On August 1, 2011, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A, Class C and Class D shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund. On March 31, 2012, the Fund’s fiscal year-end and tax year-end changed from November 30 to March 31.

The audited financial statements for the Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the fiscal year ended March 31, 2015, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

INDEX

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ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers fixed-income, equity and money market funds, which are not described in this SAI.

INVESTMENT OBJECTIVE AND STRATEGIES

The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies.

The Fund invests primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) to which NTI, the Fund’s investment adviser, or an affiliate acts as an investment adviser. The Fund also may invest in other unaffiliated mutual funds ETFs (together, with affiliated underlying funds and ETFs, the “Underlying Funds”), and other securities and investments not issued by mutual funds.

The Fund will be diversified among a number of asset classes, and its allocation will be based on an asset allocation framework developed by the Investment Policy Committee of Northern Trust. The Fund intends to invest indirectly, through Underlying Funds, in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the Fund invests include but are not limited to small-, mid- and large-capitalization common stocks; real estate securities; commodity-related securities; securities of foreign issuers, including emerging markets; and fixed-income securities, including high yield securities and money market instruments. The Fund also may invest directly in equity and fixed-income securities and money market instruments. In addition, the Fund also may invest directly in derivatives, including but not limited to forward currency exchange contracts, futures contracts and options on futures contracts, for hedging purposes.

Under normal market conditions, the Fund will invest significantly in funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the United States as represented in either the MSCI EAFESM Index, MSCI Emerging Markets Index or other diversified foreign indices. The Fund expects its foreign investments to be allocated among funds that are diversified among various regions, countries, including the United States (but in no less than three different countries), industries and capitalization ranges. The Fund may invest in funds that invest in equity and debt of issuers in both developed and emerging markets.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

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ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund or Underlying Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. While the Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility, unaffiliated Underlying Funds may purchase “residual” CMO interests.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac

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certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund or Underlying Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund or an Underlying Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund or an Underlying Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie

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Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund or Underlying Funds.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund or Underlying Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 has resulted, and continues to result, in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Fund or Underlying Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage

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loan or mortgage-backed securities (including the mortgage-backed securities in which the Fund or Underlying Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Fund or Underlying Funds.

Asset-backed securities acquired by the Fund or Underlying Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund or Underlying Funds against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund or Underlying Funds.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in-kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund or an Underlying Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund or Underlying Funds as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund or Underlying Funds may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes

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all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enables the Fund to receive favorable tax treatment. The portfolio turnover rate for the Fund was significantly higher for the fiscal year ended March 31, 2015 than for the fiscal year ended March 31, 2014. The increase in the portfolio turnover rate for the Fund was primarily due to more frequent rebalancing of the Underlying Funds.

The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Fund’s Prospectus for the Fund’s portfolio turnover rate for the fiscal year ended March 31, 2015.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund and Underlying Funds may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Fund or Underlying Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

COMMODITY-LINKED SECURITIES. The Underlying Funds in which the Fund invests may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the

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Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund or Underlying Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. The Fund or an Underlying Fund

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that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund or Underlying Funds of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund or Underlying Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

EQUITY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Fund or Underlying Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund or an Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund or Underlying Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund or Underlying Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund or Underlying Fund on the notional amount. In other cases, the counterparty and the Fund or an Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund and affiliated Underlying Funds will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund or Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund or an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund or an Underlying Fund’s risk of loss consists of the net amount of payments that the Fund or Underlying Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into by the Fund for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

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The Fund and affiliated Underlying Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s® Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, the Fund or Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or an Underlying Fund’s investment adviser is incorrect in its forecasts of market values, the investment performance of the Fund or Underlying Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 18.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”) AND GLOBAL DEPOSITARY RECEIPTS (“GDRs”). To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may enter into forward foreign currency exchange contracts in order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund or an Underlying Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the Fund or an Underlying Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser or an Underlying Fund’s investment adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund or Underlying Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s or Underlying Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Fund or Underlying Fund create a short position in a foreign currency, the Fund or Underlying Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position.

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund or Underlying Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

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In addition, to the extent consistent with their respective investment objectives and strategies, the Underlying Funds may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Underlying Fund’s investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of the Fund’s or Underlying Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund or Underlying Fund. A forward contract to sell a foreign currency is “covered” if the Fund or Underlying Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund or Underlying Fund to buy the same currency at a price that is (i) no higher than the Fund’s or Underlying Fund’s price to sell the currency or (ii) greater than the Fund’s or Underlying Fund’s price to sell the currency provided the Fund or Underlying Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund or Underlying Fund holds a forward contract (or call option) permitting the Fund or Underlying Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s or Underlying Fund’s price to buy the currency or (ii) lower than the Fund’s or Underlying Fund’s price to buy the currency provided the Fund or Underlying Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS. The Fund and Underlying Funds may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. The Fund will invest significantly in Underlying Funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the United States as represented in either the MSCI EAFE Index, MSCI Emerging Markets Index or other diversified foreign indices. The Fund expects its foreign investments to be allocated among Underlying Funds that are diversified among various regions, countries, including the United States (but in no less than three different countries), industries and capitalization ranges. The Fund may invest in Underlying Funds that invest in equity and debt of issuers in both developed and emerging markets.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of an Underlying Fund to the extent that it invests in foreign securities. The holdings of the Underlying Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates,

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less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The Fund and Underlying Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

Although the Fund or Underlying Funds may invest in securities denominated in foreign currencies, their respective portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s or Underlying Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund’s or Underlying Fund’s total assets, adjusted to reflect the Fund’s or Underlying Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund or Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

The Fund or Underlying Funds also are subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

Dividends and interest payable on the Fund’s or Underlying Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 72.

The Fund’s or Underlying Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 72.

The Fund’s or the Underlying Funds’ foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund or the Underlying Funds. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund or the Underlying Funds may be required to make payment for securities before the Fund or the Underlying Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund or the Underlying Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund or the Underlying Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or the Underlying Funds or that payment will not be received, although the Fund and the Underlying Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

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Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund or Underlying Funds remain uninvested and no return is earned on such assets. The inability of the Fund or Underlying Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund or Underlying Funds due to subsequent declines in value of the portfolio securities or, if the Fund or Underlying Funds have entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund or the Underlying Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The Fund and Underlying Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters however, remains unclear.

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FOREIGN INVESTMENTS—EMERGING MARKETS. The Fund may invest indirectly, through Underlying Funds, in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Underlying Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit an Underlying Fund’s investment in those countries and may increase the expenses of the Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the

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company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent an Underlying Fund invests in emerging countries, Underlying Fund assets that are traded in those markets and which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. An Underlying Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

An Underlying Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions.

The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund or the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Fund’s or the Underlying Funds’ investments denominated in such currencies. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

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Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. Because they invest a significant percentage of their assets in foreign securities, the Fund and the Underlying Funds may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund and the Underlying Funds to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund or the Underlying Funds may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser for the Fund will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to the Fund and the Underlying Funds. This is particularly so for the Fund or Underlying Funds that focus on small- and mid-cap companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate the Fund and Underlying Funds’ exposure to volatile markets. The Fund or Underlying Funds may also be limited in their ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If the Fund or Underlying Funds are forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, they may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund or Underlying Funds grow in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund and Underlying Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed -delivery) basis. These transactions involve a commitment by the Fund or Underlying Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

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FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes. The Underlying Funds also may invest in futures contracts and may purchase and sell call and put options on futures contracts to seek to increase total return or for liquidity management purposes.

The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of the Fund, is required to affirm the Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration

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proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with the Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund or Underlying Funds with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Fund and the Underlying Funds also may enter into currency swaps, which involve the exchange of the rights of the Fund or Underlying Funds and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Fund or Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s or

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Underlying Fund’s risk of loss consists of the net amount of payments that the Fund or Underlying Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and the Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps by the Fund may be limited by the Fund’s limitations on illiquid investments.

When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

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In addition, these transactions can involve greater risks than if the Fund or Underlying Funds had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund or Underlying Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser under the supervision of the Board of Trustees is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, caps, floors and collars.

INVESTMENT COMPANIES. Subject to their respective investment objectives and strategies, the Underlying Funds may invest in the securities of other investment companies. Such investments generally will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by an Underlying Fund; or (b) (i) not more than 5% of the value of the total assets of an Underlying Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the total assets of an Underlying Fund will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Underlying Fund. Pursuant to exemptive orders, these limits will not apply to the Fund’s investment in securities of Underlying Funds. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Underlying Funds in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Each affiliated Underlying Fund and the Fund treat investments in the Underlying Fund as the purchase and redemption of the Underlying Fund’s shares. Pursuant to an exemptive order, the Fund participates equally on a pro rata basis in all income, capital gains and net assets of the affiliated Underlying Fund, and will have all rights and obligations of a shareholder, including voting rights. In addition to the management, transfer agent and custody fees payable by the Fund to the Investment Adviser and/or its affiliates, the Fund will bear indirectly a proportionate share of each affiliated Underlying Fund’s operating expenses, which include the foregoing fees. Pursuant to the exemptive order, the Investment Adviser is currently reimbursing the Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in an affiliated Underlying Fund. The exemptive order requires the Fund’s Board to determine before a vote on the Management Agreement (as defined on page 53) that the management fees incurred in connection with the investment of uninvested cash in affiliated Underlying Funds are not for duplicative services.

Investments by the Fund in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund’s investments in ETFs. These policies and procedures require, among other things,

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that (i) the Investment Adviser conducts the Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

The Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in the Prospectus, the Fund may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares also could be substantially and adversely affected and the Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “creation units” in exchange for a “portfolio deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit designed to equalize the NAV of an underlying index and the NAV of a portfolio deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a creation unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a creation unit, the Fund will receive Index Securities and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

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LENDING OF SECURITIES. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding the Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Fund and Underlying Funds may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. The Fund and Underlying Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund or Underlying Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund or Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll,

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the use of this technique will diminish the investment performance of the Fund or Underlying Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s or Underlying Fund’s investment adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund or Underlying Fund sells the security becomes insolvent, the Fund’s or Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which the Fund or Underlying Fund is required to repurchase may be worth less than an instrument which the Fund or Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

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Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

The Fund and Underlying Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. The Fund and Underlying Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Fund’s maturity requirements. The Fund and Underlying Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bonds back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

The Fund and Underlying Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Fund also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

The Fund and Underlying Funds also may invest in “tax credit bonds.” A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

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From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Fund and the Fund’s liquidity and value. In such an event, the Board of Trustees would reevaluate the Fund’s investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by the Fund or an Underlying Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Fund or Underlying Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to the Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

The Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of the Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are located in the same state.

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OPERATIONAL RISK. The Investment Adviser and other Fund and Underlying Fund service providers may experience disruptions or operating errors that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund or Underlying Fund service providers to identify all of the operational risks that may affect the Fund or Underlying Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
OPTIONS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of

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the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in real estate investment trust (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are

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generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund or Underlying Funds will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund or Underlying Funds.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REPURCHASE AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund or Underlying Fund could suffer additional losses if a court determines that the Fund’s or Underlying Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” above).

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund or Underlying Funds may use the proceeds of

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reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund or Underlying Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in small company securities. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Fund’s or Underlying Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Fund’s shares or Underlying Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in medium and lower quality securities. Fixed-income securities rated Baa or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s or Underlying Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

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The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund or Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund or Underlying Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund or Underlying Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund or Underlying Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s or Underlying Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s or Underlying Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund or Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s or Underlying Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by the Fund or Underlying Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund or Underlying Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

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The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Fund purchases. Because of this, the Fund’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund or Underlying Fund, for example, to lock in a sales price for a security the Fund or Underlying Fund does not wish to sell immediately. If the Fund or Underlying Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

STOCK AND BOND INDICES. The Asset Allocation Blend Index consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgaged-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial-mortgaged-backed securities.

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. As of May 29, 2015, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 29, 2015, the emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets® Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. As of May 29, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia,

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Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

STRIPPED SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Fund or Underlying Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund or Underlying Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Fund or the Underlying Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund or Underlying Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a UIT or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s or Underlying Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

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SUPRANATIONAL BANK OBLIGATIONS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

TEMPORARY INVESTMENTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. The Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser or Underlying Fund’s investment adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Fund or Underlying Funds may not achieve their investment objectives when they hold cash or invest their assets in short-term obligations or otherwise make temporary investments. The Fund or Underlying Funds also may miss investment opportunities and have a lower total return during these periods.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund or Underlying Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Fund or Underlying Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

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With respect to the variable and floating rate instruments that may be acquired by the Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Fund includes variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.

Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund or Underlying Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund or Underlying Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fund and Underlying Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not

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entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 75.

The Fund may not:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.

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(7) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(8) Borrow money, except that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Fund will not issue senior securities to the extent such issuance would violate applicable law.

(9) Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 8 above, the Fund has received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

In applying Investment Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Notwithstanding Investment Restriction No. 8, the Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction No. 8) will not be considered violated unless an excess over the percentage occurs

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immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 8, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Any unaffiliated Underlying Fund in which the Fund may invest will have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of such unaffiliated Underlying Funds will be set forth in their respective prospectuses and statements of additional information.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible web site. Information posted on the Trust’s web site may be separately provided to any person commencing the day after it is first published on the Trust’s web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available web site may be provided to third parties only if the third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer, R.R. Donnelley, and the Fund’s proxy voting service (Institutional Shareholder Services, Inc.); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading recommendations. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

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The Fund currently publishes on the Trust’s web site, www.northernfunds.com, complete portfolio holdings for the Fund as of the end of each month, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings also are currently disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s web site at www.sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 55 portfolios in the Northern Funds Complex—Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.*

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 71 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

*	Ms. Skinner and Mr. Potter each oversee a total of 46 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Edward J. Condon, Jr. Age: 75 Trustee since 2000

•     Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•     Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•     Founding Member and Director of the Illinois Venture Capital Association since 2001;

•     Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•     Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•     Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•     Director of LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•     Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•     Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•     Director of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 65 Trustee since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•    Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•    Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•    Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 71 Trustee since 2000 and Chairperson since 2015

•    Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•    Trustee of Rush University Medical Center since 2007;

•    Trustee of Wellesley College since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Age: 57 Trustee since 2015

•     Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

Cynthia R. Plouché Age: 58 Trustee since 2014

•     Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•     Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•     Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•     Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company—29 portfolios)

Casey J. Sylla Age: 71 Trustee since 2008	• Board member, University of Wisconsin—Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Stephen N. Potter(4) Age: 58 Trustee since 2008

•    President, Northern Trust Asset Management since 2008;

•    Chairman and President of Northern Trust Investments, Inc. since March 2008;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•    Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 57 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates.

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OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 57 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since June 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 37 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

Legal Counsel at The Northern Trust Company since 2014;

Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board of Trustees is currently composed of nine Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and two of whom are “interested persons” as defined in the 1940 Act (“interested Trustee”). The Chairperson of the Board of Trustees, Sandra Polk Guthman, is a non-interested Trustee. Stephen N. Potter is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Mary Jacobs Skinner is considered an interested Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (more than 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board of Trustees’ general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s Chief Risk Officer prior to their presentation to the Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board of Trustees’ risk oversight. Working with the Fund’s independent registered accountants, the Audit Committee ensures that the Fund’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Fund’s financial position and operations.

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The Board of Trustees also monitors and reviews the Fund’s performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board of Trustees at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Fund during meetings with the non-interested Trustees and counsel. The CCO updates the Board of Trustees on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

NON-INTERESTED TRUSTEES

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Adviser and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2005 and of Northern Multi-Manager Funds since 2006, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Chairman of the Audit Committee of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years he retired in 1993 to form The Paradigm Group, a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds since 2000 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on the Board of Northern Multi-Manager Funds since 2006.

Mark G. Doll: Mr. Doll has over 40 years of experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he

48

was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. From 2010 to June 2015, she also served on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000, Northern Institutional Funds since 1997 and Northern Multi-Manager Funds since 2006.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past five years on the Boards of TMX Group, Limited, Nasdaq OMX Group, Inc., Box Options Exchange, FTSE-TMX Global Debt Capital Markets, Inc., Bermuda Stock Exchange, Inc., the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is a member, and chairs the audit committee, of the Board of Edward-Elmhurst Healthcare and serves on the Board of Elmhurst College. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq OMX, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliate paid listing fees to The Nasdaq Stock Market LLC (“Nasdaq”), a subsidiary of Nasdaq OMX, in 2013 and 2014. The total of these payments to Nasdaq was $197,042 and $198,477 in each of 2013 and 2014, respectively, representing approximately .006% of Nasdaq OMX’s gross revenues in each year. Nasdaq OMX paid The Northern Trust Company, an affiliate of NTI, $313,922 and $272,032, respectively, for managing Nasdaq’s pension funds, representing less than .001% of NTC’s gross revenues in 2013 and 2014. In consideration of the de minimis amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. She currently serves as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. In addition, Ms. Plouché currently serves as Township Assessor for Moraine, Illinois. She has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds, and Northern Multi-Manager Funds since 2014.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters.

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He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin—Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds, Northern Institutional Funds and the Northern Multi-Manager Funds since 2008.

INTERESTED TRUSTEES

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company since 1982, including his present position as president of the Investment Adviser. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the non-interested Trustees believe that Mr. Potter provides an important business perspective with respect to the Investment Adviser and Northern Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and Northern Institutional Funds since 2008.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

STANDING BOARD COMMITTEES. The Board of Trustees has established four standing committees in connection with its governance of the Fund: Audit, Governance, Valuation and Executive.

The Audit Committee consists of four members: Ms. Guthman (ex officio) and Messrs. Bax (Chairperson), Condon and Kloet. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2015, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson), Guthman (ex-officio), and Mr. Condon. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agent and service agreements. During the fiscal year ended March 31, 2015, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

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The Valuation Committee consists of five members: Mses. Guthman (ex officio) and Skinner and Messrs. Sylla (Chairperson), Doll and Potter. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Fund in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2015, the Valuation Committee convened four times.

The Executive Committee consists of four members: Mses. Guthman (Chairperson) and Plouché and Messrs. Bax and Sylla. The Executive Committee is comprised of the Chairperson of the Board of Trustees as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board of Trustees in the management of the business and affairs of the Fund, to be exercised when circumstances impair the ability of the Board of Trustees or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Fund owned by each Trustee in the Fund and other portfolios of Northern Funds and Northern Institutional Funds.

Information as of December 31, 2014
Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
William L. Bax	None	Over $100,000
Edward J. Condon, Jr.	None	Over $100,000
Mark G. Doll	None	Over $100,000
Thomas A. Kloet(2)	N/A	N/A
Sandra Polk Guthman	Over $100,000	Over $100,000
Cynthia R. Plouché	None	None
Casey J. Sylla	None	Over $100,000

Name of Interested Trustee
Stephen N. Potter	None	$1 – $10,000
Mary Jacobs Skinner	None	Over $100,000(3)

(1)

The Northern Funds Complex consists of Northern Institutional Funds, Northern Funds and Northern Multi-Manager Funds. As of December 31, 2014, Northern Funds offered 47 portfolios (including 9 Multi- Manager Funds) and Northern Institutional Funds offered 8 portfolios.

(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Diversified Assets Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

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The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2015.

Non-Interested Trustees

	The Fund	Total Compensation from Fund Complex for Fiscal Year Ended March 31, 2015(1)
William L. Bax	$1,235	$228,750
Edward J. Condon, Jr.	1,235	228,750
Mark G. Doll	1,059	196,250
Sandra Polk Guthman	1,399	260,000
Thomas A. Kloet(2)	N/A	N/A
Cynthia R. Plouché(3)	921	170,744
Richard P. Strubel(4)	1,046	191,250
Casey J. Sylla	1,235	228,750

Interested Trustees

	The Fund	Total Compensation from Fund Complex for Fiscal Year Ended March 31, 2015(1)
Stephen N. Potter(5)	None	None
Mary Jacobs Skinner	$1,059	$196,250	(6)

(1)	As of March 31, 2015, the Northern Funds Complex consisted of Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Ms. Plouché was elected a Trustee on May 19, 2014.
(4)	Mr. Strubel retired as a Trustee of the Trust effective December 31, 2014.
(5)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.
(6)	For the fiscal year ended March 31, 2015, Ms. Skinner earned $48 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Fund or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

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The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, O’Rourke, Pecora, Pryszcz, Rein and Wennlund are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Fund. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Fund. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Management Agreement

Shareholders of the Fund approved a new management agreement, effective June 30, 2014, between the Fund and NTI (the “Management Agreement”), to provide the Fund with investment advisory and administration services under a single agreement and fee structure. Under the Management Agreement with the Investment Adviser for the Fund, subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Fund and also provides administration services to the Fund.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Fund, investment advisory personnel or the Investment Adviser may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees.

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Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the management fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund’s interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation

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of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Fund pursuant to the Management Agreement. Subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser provides supervision of all aspects of the Fund’s operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Fund; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Fund’s bills, preparing monthly reconciliation of the Fund’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Fund’s federal and state tax returns (other than those required to be filed by the Fund’s custodian and transfer agent) and providing shareholder tax information to the Fund’s transfer agent; (f) assisting the Fund’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Fund which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Fund’s service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Fund’s arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Fund and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Fund’s registration statement and other SEC filings for the Fund; and (m) computing and determining on the days and at the times specified in the Fund’s then-current Prospectuses, the net asset value of each share of the Fund and the net income of the Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses.

Effective June 30, 2014, as compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth below in the table below (expressed as a percentage of the Fund’s average daily net assets).

CONTRACTUAL MANAGEMENT FEE RATE
Effective June 30, 2014
Global Tactical Asset Allocation Fund	0.23%

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Prior to June 30, 2014, under the former Investment Advisory and Ancillary Services Agreement with NTI for the Fund, as compensation for advisory services and the assumption of related expenses, the Investment Adviser was entitled to an advisory fee from the Fund, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets) for the three-month period ended June 30, 2014 and fiscal years ended March 31, 2014 and 2013.

	CONTRACTUAL ADVISORY FEE RATE
	Prior to June 30, 2014
	For The Period Ended 6/29/14	For Fiscal Year Ended 3/31/14	For Fiscal Year Ended 3/31/13
Global Tactical Asset Allocation Fund	0.25%	0.25%	0.25%

Prior to June 30, 2014, the Investment Adviser contractually agreed to waive a portion of the advisory fees charged to the Fund. For the fiscal years indicated below, the amount of management fees and advisory fees (after fee waivers, if any) paid by the Fund was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Global Tactical Asset Allocation Fund	$171,479	$110,322	$72,204

For the fiscal years indicated below, the Investment Adviser waived advisory fees incurred by the Fund as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Global Tactical Asset Allocation Fund	$20,761	$73,547	$48,135

Prior to June 30, 2014, under the former Administration Agreement with the Trust, subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, NTI was entitled to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Fund.

For the fiscal years indicated below, NTI received fees from the Fund under the former Administration Agreement with the Trust in the amount of:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Global Tactical Asset Allocation Fund	$31,142	$110,322	$72,204

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Fund, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

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As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement. Prior to June 30, 2014, the Transfer Agent was entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund.

For the fiscal years ended March 31, 2015, 2014 and 2013, the amounts of transfer agent fees paid by the Fund were $29,914, $73,547 and $48,135, respectively.

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds the Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) is responsible for the Fund’s foreign custody arrangement and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by the Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Fund’s property and shall be liable to and shall indemnify the Trust from and against any loss which occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

As compensation for the domestic custody services rendered with respect to the Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers (“CPI-U”), provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

Prior to June 30, 2014, as compensation for the services rendered with respect to the Trust by the Custodian to the Fund, and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for the Fund, plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) were subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

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For the fiscal years ended March 31, 2015, 2014 and 2013, the amounts of custodian and, prior to June 30, 2014, fund accounting fees paid by the Fund were $30,060, $50,859 and $53,073 respectively (effective June 30, 2014, fund accounting fees are included in the management fees payable to NTI).

Unless sooner terminated, the Trust’s Management Agreement will continue in effect with respect to the Fund until June 30, 2016. Thereafter, the Management Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, on 60 days’ written notice. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months written notice. The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian by not less than 90 days’ written notice.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust Corporation, this limitation will not significantly affect the ability of the Fund to pursue its investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by the Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

For the fiscal years indicated below, the amount of commissions paid by the Fund was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Global Tactical Asset Allocation Fund	$25,465	$14,986	$17,021

During the fiscal year ended March 31, 2015, the Fund did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

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During the fiscal year ended March 31, 2015, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Global Tactical Asset Allocation Fund	$5,170,500	$2,120

PORTFOLIO MANAGERS

The portfolio managers for the Fund are Robert P. Browne, CFA, James D. McDonald, and Daniel J. Phillips, CFA.

Accounts Managed by the Portfolio Managers

The following table describes certain information with respect to accounts for which the portfolio manager has day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Robert P. Browne, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$79.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which James D. McDonald was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$79.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses accounts within each type of category listed below for which Daniel J. Phillips, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$79.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	1	70.0	0	0

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Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates, or other portfolios or accounts managed by the Investment Adviser or its affiliates. For example, other portfolios or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Portfolio Manager Compensation Structure

As of March 31, 2015, the compensation for the portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of the Fund.

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The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the annual cash incentive award is based primarily on the investment performance of the Fund. Performance is measured against Fund’s Prospectus benchmarks and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual cash incentive award is not based on the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended March 31, 2015, the table below provides beneficial ownership of shares of the portfolio managers of the Fund. Please note that the table provides a dollar range of each portfolio manager’s holdings in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Robert P. Browne	Global Tactical Asset Allocation Fund	$100,001 – $500,000
James D. McDonald	Global Tactical Asset Allocation Fund	$100,001 – $500,000
Daniel J. Phillips	Global Tactical Asset Allocation Fund	$1 – $10,000

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

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•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:

•	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest,

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such as shareholder approval of a change in the advisory fees paid by the Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary and the Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, are posted in the Account Resources section of the Northern Funds’ web site, www.northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or a SAI by calling 800-595-9111.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ web site at www.northernfunds.com or the SEC’s web site, www.sec.gov.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC (“NFD”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Fund or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

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SERVICE ORGANIZATIONS

As stated in the Fund’s Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers.

Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund.

The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees. In accordance with the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Fund’s arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund’s arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

For the fiscal years ended March 31, 2015, 2014 and 2013, the aggregate amount of the service fee incurred by the Fund was $9,885, $11,297, and $6,454 respectively.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

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Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Fund are sold and generally redeemed without any purchase or redemption charge imposed by the Trust.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Fund involved in the request are priced and will be processed on the next business day in the manner described above.

The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls

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below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, the Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund’s shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board of Trustees; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the Fund’s expenses during the current fiscal year. The result of these reimbursement/waiver will be to increase the performance of the Fund during the periods for which the reimbursements are made. The contractual reimbursement arrangement is expected to continue until at least July 31, 2016.

For the fiscal years ended March 31, 2015, 2014 and 2013, NTI reimbursed expenses for the Fund in the amount of $197,677, $293,077 and $268,005 respectively.

From time to time, NTI may also voluntarily reimburse a portion or all of its fees otherwise payable to it with respect to the Fund. Any such voluntary reimbursement would be in addition to NTI’s contractual agreement to reimburse a portion of the Fund’s expenses, and could be implemented, increased or decreased, or discontinued at any time.

NTI did not voluntarily reimburse any fees for the Fund during the fiscal years ended March 31, 2015, 2014 and 2013.

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PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit www.northernfunds.com.

Performance reflects fee waivers and expense reimbursements, as previously discussed in this SAI. If such fee waivers and expense reimbursements were not in place, the Fund’s performance would have been reduced.

The Fund calculates its total returns on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for the Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the Fund’s shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of the Fund for any one year in the period might have been more or less than the average for the entire period. The Fund also may advertise from time to time the total return on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P(1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period. The Fund may compute an “average annual total return-after taxes on distributions” for the Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P(1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public

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offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund may compute “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

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The Fund may compute an “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total returns assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

GENERAL INFORMATION

The Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of the Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper, Inc. or to the S&P 500 Index, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index, the Consumer Price Index or the Dow Jones Industrial Average. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Fund. From time to time, the Fund also may quote the mutual fund ratings of Morningstar, Inc. and other services in its advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on the Fund investment

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are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP number of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

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NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested (i) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or (iii) in the securities of one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses), before taking into account any deduction for dividends paid, by the end of the calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

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For federal income tax purposes, the Fund is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of March 31, 2015, the Fund had no capital loss carryforwards from taxable years beginning before December 23, 2010 for federal tax purposes.

The Regulated Investment Company Modernization Act of 2010 changed the carryforward periods for capital loss carryforwards of funds. For capital losses realized in taxable years beginning after December 22, 2010 (the “Enactment Date”), the eight-year limitation has been eliminated, so that any capital losses realized by the Fund in the taxable year beginning after December 22, 2010 and in subsequent taxable years will be permitted to be carried forward indefinitely and will retain their character as short or long term capital losses. As of March 31, 2015, the Fund did not have any capital losses that were incurred after the Enactment Date and could be carried forward indefinitely.

STATE AND LOCAL TAXES

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Underlying Funds may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. In general, these foreign taxes will reduce the taxable income of the Fund, but will not be passed through to shareholders as potential foreign tax credits unless the Fund is a qualifying fund of funds and makes an election to pass through foreign taxes passed through to it. A qualified fund of funds is a regulated investment company if at the close of each quarter of the taxable year at least 50 percent of its assets are interests in other regulated investment companies. The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If the Fund is a qualifying fund of funds or if more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid or deemed paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the Fund will generally be eligible to make this election. If the Fund makes this election, the amount of such foreign taxes paid or deemed paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by the Fund, and investments in REITs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

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In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

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DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s 51 existing series, which represent interests in the Trust’s 51 respective portfolios, one of which is described in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the Fund except where allocations of direct expenses can otherwise be fairly made.

The Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the

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Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

Subject to the rights of the Trustees with respect to the Fund, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Trustees with respect to the Fund, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Fund’s Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

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Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or the Fund or investment portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or the Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Fund or portfolio.

As of June 30, 2015, TNTC and its affiliates held of record substantially all of the outstanding shares of the Fund as agent, custodian, trustee or investment adviser on behalf of their customers. As of June 30, 2015, the names and share ownership of the entities or individuals (whose mailing address is: c/o The Northern Trust

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Company, 50 South LaSalle Street, Chicago, Illinois 60603) which held of record or beneficially owned 5% or more of the outstanding shares of the Fund were as follows:

	Number of Shares	% of Fund
Global Tactical Asset Allocation Fund
National Financial Services LLC	3,139,238	48.45%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of the Fund, such shareholder may be deemed a “control person” of the Fund for purposes of the 1940 Act.

As of June 30, 2015, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

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FINANCIAL STATEMENTS

The audited financial statements of the Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the report to the Fund’s shareholders for the fiscal year ended March 31, 2015 (the “Annual Report”), are hereby incorporated by reference herein. Information for periods prior to August 1, 2011 is that of Class A shares of the Predecessor Fund. Information for the four-month period ended March 31, 2012 and the fiscal year ended November 30, 2011 was audited by Deloitte & Touche LLP, an independent registered public accounting firm for the Fund. Information for the fiscal year ended November 30, 2010 was audited by the Predecessor Fund’s former independent registered public accounting firm. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Portfolio Performance,” are incorporated by reference herein. Copies of the Fund’s Semiannual Report and Annual Report may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

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OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s web site at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

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“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.

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While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

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“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

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Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note

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rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk. Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued. Certain ratings are also assigned trends that may change over time.

DRBS uses rating symbols as a concise method of expressing its opinion to the market.

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APPENDIX B

As stated in the Prospectus, the Fund and the Underlying Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund and the Underlying Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund and the Underlying Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund and the Underlying Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline.

However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund or the Underlying Funds, by using futures contracts.

Interest rate futures contracts can also be used by the Underlying Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund or an Underlying Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund or Underlying Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund or Underlying Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund or Underlying Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund or Underlying Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund or Underlying Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund or Underlying Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a

contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund and the Underlying Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over the counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Fund or the Underlying Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund or the Underlying Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund and the Underlying Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of their portfolio holdings. For example, in the event that the Fund or an Underlying Fund expects to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund or an Underlying Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Index futures and security futures can also be used by the Underlying Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund and the Underlying Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Underlying Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund or the Underlying Fund upon the purchase or sale of a futures contract. Initially, the Fund or an Underlying Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund or Underlying Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund or an Underlying Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund or an Underlying Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Fund’s or Underlying Fund’s investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s or Underlying Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund or the Underlying Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund or an Underlying Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund or an Underlying Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund or an Underlying Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Fund or an Underlying Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where the Fund or an Underlying Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund or an Underlying Fund may decline. If this occurred, the Fund or an Underlying Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund or an Underlying Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund or an Underlying Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund or the Underlying Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund and the Underlying Funds is also subject to the respective investment advisers’ ability to predict correctly movements in the direction of the market. For example, if the Fund or an Underlying Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund or Underlying Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.

In addition, in such situations, if the Fund or Underlying Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by the Fund or an Underlying Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Fund and the Underlying Funds in foreign futures, or foreign options transactions, may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Fund and the Underlying Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund or an Underlying Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, the Fund or an Underlying Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund or an Underlying Fund intends to purchase. Similarly, if the value of the securities held by the Fund or an Underlying Fund is expected to decline as a result of an increase in interest rates, the Fund or the Underlying Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the

Fund or the Underlying Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Fund intends to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator,” including the annual affirmation requirement that went into effect in 2013. The Fund is operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

NORTHERN FUNDS

(THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2015

NORTHERN EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND (NOEMX)

GLOBAL REAL ESTATE INDEX FUND (NGREX)

GLOBAL SUSTAINABILITY INDEX FUND (NSRIX)

INTERNATIONAL EQUITY INDEX FUND (NOINX)

MID CAP INDEX FUND (NOMIX)

SMALL CAP INDEX FUND (NSIDX)

STOCK INDEX FUND (NOSIX)

This Statement of Additional Information dated July 31, 2015 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2015, as amended or supplemented from time to time, for the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund (collectively, the “Funds”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements for the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year ended March 31, 2015, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

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ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers additional equity funds and asset allocation, fixed-income and money market funds, which are not described in this SAI.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objectives of the Funds may be changed by the Board of Trustees without shareholder approval. Except as expressly noted below, however, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of each Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

EQUITY INDEX FUNDS

Emerging Markets Equity Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in equity securities, in weightings that approximate the relative composition of the securities included in the MSCI Emerging Markets® Index, in American Depository Receipts, European Depository Receipts, and Global Depository Receipts representing such securities, and in MSCI Emerging Markets Index futures approved by the Commodity Futures Trading Commission.

Global Real Estate Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in equity securities included in the FTSE® EPRA®/NAREIT® Global Index (“FTSE EPRA/NAREIT Index”), in weightings that approximate the relative composition of the securities contained in the FTSE EPRA/NAREIT Index. Companies included in the FTSE EPRA/NAREIT Index are engaged principally in real estate activities, including ownership, trading and development of income-producing real estate, and include REITs.

Global Sustainability Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in equity securities included in the MSCI World ESG Index®, in weightings that approximate the relative composition of the securities contained in the MSCI World ESG Index.

International Equity Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in equity securities included in the MSCI EAFE® Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index, and in MSCI EAFE Index futures approved by the Commodity Futures Trading Commission.

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Mid Cap Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in equity securities included in the Standard & Poor’s MidCap 400® Composite Stock Price Index (“S&P MidCap 400 Index”), in weightings that approximate the relative composition of securities contained in the S&P MidCap 400 Index, and in S&P MidCap 400 Index futures approved by the Commodity Futures Trading Commission.

Small Cap Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in equity securities included in the Russell 2000® Index, in weightings that approximate the relative composition of securities contained in the Russell 2000 Index, and in Russell 2000 Index futures approved by the Commodity Futures Trading Commission.

Stock Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in equity securities included in the Standard & Poor’s 500® Index (“S&P 500 Index”), in weightings that approximate the relative composition of the securities contained in the S&P 500 Index, and in S&P 500 Index futures approved by the Commodity Futures Trading Commission.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a

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specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie

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Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the

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holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 has resulted, and continues to result, in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting

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tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class.

Interest on certain tranches of a CDO may be paid in-kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Funds’ Prospectus for the Funds’ portfolio turnover rates for the fiscal year ended March 31, 2015.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except

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they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

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CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

EQUITY SWAPS. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s® Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it

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would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 18.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”) AND GLOBAL DEPOSITARY RECEIPTS (“GDRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund and International Equity Index Fund (the “International Funds”) are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price

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to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS. To the extent consistent with its investment objective and strategies, each Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. The International Funds intend to invest a substantial portion of their assets in foreign securities.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

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To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 77.

Investors should understand that the expense ratios of the International Funds can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 77.

The Funds’ foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain

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instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The Emerging Markets Equity Index Fund invests primarily in the equity securities included in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. As of May 29, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The Global Real Estate Index Fund invests primarily in the equity securities included in the FTSE EPRA/NAREIT Global Index. The FTSE EPRA/NAREIT Global Index is a free float-adjusted, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets. As of May 29, 2015, the FTSE EPRA/NAREIT Global Index consisted of issuers from the following 38 countries: Australia, Austria, Belgium and Luxembourg, Brazil, Canada, Chile, China, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom, and the United States.

The Global Sustainability Index Fund invests primarily in the equity securities included in the MSCI World ESG Index. The MSCI World ESG Index is a free float-adjusted, market capitalization weighted index comprised of large- and mid-cap developed market companies in Asia-Pacific, Europe & the Middle East, Canada and the United States. The MSCI World ESG Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance performance. As of May 29, 2015, the MSCI World ESG Index consisted of issuers from the following 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. As of the same date, approximately 50.1% of the market capitalization of the MSCI World ESG Index consisted of issuers located in the United States.

The International Equity Index Fund invests primarily in the equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports,

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may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.

FOREIGN INVESTMENTS—EMERGING MARKETS. The Emerging Markets Equity Index Fund invests its assets primarily in countries with emerging economies or securities markets. To the extent permitted by their respective investment objectives and strategies, the other Funds, may also invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

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Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent a Fund invests in emerging countries, Fund assets that are traded in those markets which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Emerging Markets Equity Index Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many

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emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. A Fund that invests a significant percentage of its assets in foreign securities may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to a Fund. This is particularly so for Funds that focus on small- and mid-cap companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate a Fund’s exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with their respective investment objectives and strategies, each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or

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sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with their respective investment objectives and strategies, each Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of each Fund, is required to affirm each Fund’s CPO exclusion annually, within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

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When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party

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of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and the Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Funds’ limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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The Funds will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser under the supervision of the Board of Trustees is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Funds may invest uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing

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exclusively in high- quality money market instruments. The Portfolio and the Funds treat investments in the Portfolio as the purchase and redemption of the Portfolio’s shares. Any Fund investing in the Portfolio pursuant to the exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the management, transfer agent and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in the Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Portfolios is 0.35%. Pursuant to the exemptive order, the Investment Adviser is currently reimbursing each of the Funds invested in the Portfolio for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Management Agreement (as defined on page 54) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in the Prospectus, the Funds may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”) and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting

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iShares should occur in the future, the liquidity and value of a Fund’s shares also could be substantially and adversely affected, and a Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “creation units” in exchange for a “portfolio deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit designed to equalize the NAV of an underlying index and the NAV of a portfolio deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a creation unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a creation unit, a Fund will receive Index Securities and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

LENDING OF SECURITIES. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant

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to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, each Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating

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expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their respective investment objectives and strategies, the Funds, except for the Global Real Estate Index Fund, also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

To the extent consistent with their respective investment objectives and strategies, the Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every 13 months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with their respective investment objectives and strategies, the Funds, except for the Global Real Estate Index Fund, may acquire securities in the form of custodial receipts evidencing rights to

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receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds, except for the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund and Mid Cap Index Fund, also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the Funds’ liquidity and value.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

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To the extent consistent with their respective investment objectives and strategies, the Funds, except for the Global Real Estate Index Fund, may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

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All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or

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currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in real estate investment trusts (“REITs”). The Global Real Estate Index Fund invests a substantial portion of its assets in REITs and real estate industry companies. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the

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agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” above).

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small company securities. Small capitalization stocks will be the principal investments for the Small Cap Index Fund. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Small Cap Index Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Cap Index Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to

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an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

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In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Funds, except for the Emerging Markets Equity Index Fund, may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Global Real Estate Index Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Global Real Estate Index Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Global Real Estate Index Fund will bear not only his proportionate share of the expenses of the Global Real Estate Index Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by the Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”) through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor’s for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor’s makes no representation or warranty, implied or express, to purchasers of

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Stock Index Fund shares or any member of the public regarding the advisability of investing in the Stock Index Fund or the ability of the S&P 500 Index to track general stock market performance. As of May 29, 2015, the approximate market capitalization range of the companies included in the S&P 500 Index was between $3.3 billion and $758.8 billion.

The S&P MidCap 400 Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400 Index covers over 7% of the U.S. equities market as of May 29, 2015.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000® Index as of May 29, 2015.

The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 29, 2015.

The FTSE EPRA/NAREIT Global Index is a free float-adjusted, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets. As of May 29, 2015, the FTSE EPRA/NAREIT Global Index consisted of issuers from the following 38 countries: Australia, Austria, Belgium and Luxembourg, Brazil, Canada, Chile, China, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom, and the United States.

FTSE International Limited, the European Public Real Estate Association (“EPRA”) and the National Association of Real Estate Investment Trusts (“NAREIT”) do not endorse any of the securities in the FTSE EPRA/NAREIT Index. These are not sponsors of the Northern Global Real Estate Index Fund and are not affiliated with the Fund in any way.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 29, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. As of May 29, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The MSCI World ESG Index is a free float-adjusted, market capitalization weighted index comprised of large- and mid-cap developed market companies in Asia-Pacific, Europe & the Middle East, Canada and the United States. The MSCI World ESG Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance performance. As of May 29, 2015, the MSCI World ESG Index consisted of issuers from the following 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

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THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND AND INTERNATIONAL EQUITY INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND MSCI INDEX NAMES ARE SERVICE MARKS OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY NORTHERN TRUST. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FINANCIAL PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS GENERALLY OR IN THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDICES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND OR THE ISSUER OR SHAREHOLDERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR SHAREHOLDERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDICES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR NUMBER OF SHARES OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR SHAREHOLDERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND, OWNERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND OR INTERNATIONAL EQUITY INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY

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OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of the Emerging Markets Equity Index Fund, Global Sustainability Index Fund or International Equity Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. In addition, tracking risk tends to be magnified for

35

emerging markets funds that attempt to track an index because of increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the fund’s assets, and the lower trading volume and lesser liquidity associated with emerging markets investments. For these reasons, the tracking variance of the Emerging Markets Equity Index Fund is expected to be greater than other types of funds that seek to track an index. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund’s performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund’s investment objective.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage

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inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

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Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 81.

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate. The Global Real Estate Index Fund may not purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) acquiring securities of REITs or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Fund as a result of ownership of securities.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except to the extent that the MSCI World ESG Index is concentrated in that industry and except that the Global Real Estate Index Fund will invest at least 25% or more of its total assets in issuers principally engaged in real estate activities. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase

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agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) a Fund may purchase securities on margin, and (e) the Global Real Estate Index Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund’s total assets.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices as described in this SAI and Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, a Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, the Global Industry Classification Standard or the MSCI industry classification titles. For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Notwithstanding Investment Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible web site. Information posted on the Trust’s web site may be separately provided to any person commencing the day after it is first published on the Trust’s web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer, (R.R. Donnelley), and the Funds’ proxy voting service (Institutional Shareholder Services, Inc.); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Funds currently publish on the Trust’s web site, www.northernfunds.com, complete portfolio holdings for each Fund as of the end of each month, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds intend to publish on the Trust’s web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the Trust’s web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s web site at www.sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 55 portfolios in the Northern Funds Complex—Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.*

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 71 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

*	Ms. Skinner and Mr. Potter each oversee a total of 46 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Edward J. Condon, Jr. Age: 75 Trustee since 2000

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Director of LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Director of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

42

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 65 Trustee since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•    Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•    Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•    Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 71 Trustee since 2000 and Chairperson since 2015

•    Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•    Trustee of Rush University Medical Center since 2007;

•    Trustee of Wellesley College since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Age: 57 Trustee since 2015

•    Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

Cynthia R. Plouché Age: 58 Trustee since 2014

•    Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•    Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•    Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•    Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company—29 portfolios)

Casey J. Sylla Age: 71 Trustee since 2008	• Board member, University of Wisconsin—Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

44

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Stephen N. Potter(4) Age: 58 Trustee since 2008

•    President, Northern Trust Asset Management since 2008;

•    Chairman and President of Northern Trust Investments, Inc. since March 2008;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•    Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 57 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates.

45

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 57 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since June 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 37 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

Legal Counsel at The Northern Trust Company since 2014;

Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board of Trustees is currently composed of nine Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and two of whom are “interested persons” as defined in the 1940 Act (“interested Trustee”). The Chairperson of the Board of Trustees, Sandra Polk Guthman, is a non-interested Trustee. Stephen N. Potter is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Mary Jacobs Skinner is considered an interested Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (more than 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board of Trustees’ general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s Chief Risk Officer prior to their presentation to the Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board of Trustees’ risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

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The Board of Trustees also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board of Trustees at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with the non-interested Trustees and counsel. The CCO updates the Board of Trustees on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

Non-Interested Trustees

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Adviser and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2005 and of Northern Multi-Manager Funds since 2006, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Chairman of the Audit Committee of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years he retired in 1993 to form The Paradigm Group, a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds since 2000 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on the Board of Northern Multi-Manager Funds since 2006.

Mark G. Doll: Mr. Doll has over 40 years of experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he

49

was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. From 2010 to June 2015, she also served on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000, Northern Institutional Funds since 1997 and Northern Multi-Manager Funds since 2006.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past five years on the Boards of TMX Group, Limited, Nasdaq OMX Group, Inc., Box Options Exchange, FTSE-TMX Global Debt Capital Markets, Inc., Bermuda Stock Exchange, Inc., the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is a member, and chairs the audit committee, of the Board of Edward-Elmhurst Healthcare and serves on the Board of Elmhurst College. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq OMX, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliate paid listing fees to The Nasdaq Stock Market LLC (“Nasdaq”), a subsidiary of Nasdaq OMX, in 2013 and 2014. The total of these payments to Nasdaq was $197,042 and $198,477 in each of 2013 and 2014, respectively, representing approximately .006% of Nasdaq OMX’s gross revenues in each year. Nasdaq OMX paid The Northern Trust Company, an affiliate of NTI, $313,922 and $272,032, respectively, for managing Nasdaq’s pension funds, representing less than .001% of NTC’s gross revenues in 2013 and 2014. In consideration of the de minimis amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. She currently serves as lead Independent Trustee and Chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. In addition, Ms. Plouché currently serves as Township Assessor for Moraine, Illinois. She has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds, and Northern Multi-Manager Funds since 2014.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public

50

operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin—Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds, Northern Institutional Funds and the Northern Multi-Manager Funds since 2008.

Interested Trustees

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company since 1982, including his present position as president of the Investment Adviser. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the non-interested Trustees believe that Mr. Potter provides an important business perspective with respect to the Investment Adviser and Northern Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and Northern Institutional Funds since 2008.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

STANDING BOARD COMMITTEES. The Board of Trustees has established four standing committees in connection with its governance of the Funds: Audit, Governance, Valuation and Executive.

The Audit Committee consists of four members: Ms. Guthman (ex officio) and Messrs. Bax (Chairperson), Condon and Kloet. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2015, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson), Guthman (ex-officio), and Mr. Condon. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agent and service agreements. During the fiscal year ended March 31, 2015, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

The Valuation Committee consists of five members: Mses. Guthman (ex officio) and Skinner and Messrs. Sylla (Chairperson), Doll and Potter. The Valuation Committee is authorized to act for the Board in connection

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with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2015, the Valuation Committee convened four times.

The Executive Committee consists of four members: Mses. Guthman (Chairperson) and Plouché and Messrs. Bax and Sylla. The Executive Committee is comprised of the Chairperson of the Board of Trustees as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board of Trustees in the management of the business and affairs of the Funds, to be exercised when circumstances impair the ability of the Board of Trustees or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other portfolios of Northern Funds and Northern Institutional Funds.

Information as of December 31, 2014
Name of Non-Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
William L. Bax	None	Over $100,000
Edward J. Condon, Jr.	Stock Index Fund – $50,001 – $100,000 Emerging Markets Equity Index Fund – $10,001 – $50,000	Over $100,000
Mark G. Doll	None	Over $100,000
Thomas A. Kloet(2)	N/A	N/A
Sandra Polk Guthman	None	Over $100,000
Cynthia R. Plouché	None	None
Casey J. Sylla

Stock Index Fund – Over $100,000

Midcap Index Fund – Over $100,000

Small Cap Index Fund – $10,001 – $50,000

Emerging Markets Index Fund – Over $100,000

International Equity Index Fund – Over $100,000

Global Real Estate Index Fund –
$50,001 – $100,000

Over $100,000

Name of Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Stephen N. Potter	None	$1 – $10,000
Mary Jacobs Skinner	None	Over $100,000(3)

(1)

The Northern Funds Complex consists of Northern Institutional Funds, Northern Funds and Northern Multi-Manager Funds. As of December 31, 2014, Northern Funds offered 47 portfolios (including 9 Multi- Manager Funds) and Northern Institutional Funds offered 8 portfolios.

(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Diversified Assets Portfolio of Northern Institutional Funds.

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TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2015.

Non-Interested Trustees

	Emerging Markets Equity Index Fund	Global Real Estate Index Fund	Global Sustainability Index Fund	International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Total Compensation from Fund Complex(1)
William L. Bax	$3,704	$2,469	$1,235	$7,407	$2,469	$1,235	$7,407	$228,750
Edward J. Condon, Jr.	3,704	2,469	1,235	7,407	2,469	1,235	7,407	228,750
Mark G. Doll	3,177	2,118	1,059	6,354	2,118	1,059	6,354	196,250
Sandra Polk Guthman	4,197	2,798	1,399	8,394	2,798	1,399	8,394	260,000
Thomas A. Kloet(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cynthia R. Plouché(3)	2,764	1,843	921	5,528	1,843	921	5,528	170,744
Richard P. Strubel(4)	3,137	2,091	1,046	6,273	2,091	1,046	6,273	191,250
Casey J. Sylla	3,704	2,469	1,235	7,407	2,469	1,235	7,407	228,750

Interested Trustees

	Emerging Markets Equity Index Fund	Global Real Estate Index Fund	Global Sustainability Index Fund	International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Total Compensation from Fund Complex(1)
Stephen N. Potter(5)	None	None	None	None	None	None	None	None
Mary Jacobs Skinner	$3,177	$2,118	$1,059	$6,354	$1,059	$1,059	$6,354	$196,250	(6)

(1)	As of March 31, 2015, the Northern Funds Complex consisted of Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Ms. Plouché was elected a Trustee on May 19, 2014.
(4)	Mr. Strubel retired as a Trustee of the Trust effective December 31, 2014.
(5)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.
(6)	For the fiscal year ended March 31, 2015, Ms. Skinner earned $48 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of the Trust or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of

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such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, O’Rourke, Pecora, Pryszcz, Rein and Wennlund are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

The Northern Trust Company (“TNTC”) is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Funds. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Management Agreement

Shareholders of each Fund have approved a new management agreement, effective June 30, 2014, between the Fund and NTI (the “Management Agreement”), to provide the Fund with investment advisory and administration services under a single agreement and fee structure. The Management Agreement became effective June 30, 2014. Under the Management Agreement with the Investment Adviser for the Funds, subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities and also provides administration services to the Funds.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, investment advisory personnel or the Investment Adviser may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

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The Management Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees, and by shareholders of each Fund.

The Management Agreement provides that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the management fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

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On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Funds pursuant to the Management Agreement. Subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser provides supervision of all aspects of the Funds’ operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Funds’ federal and state tax returns (other than those required to be filed by the Funds’ custodian and transfer agent) and providing shareholder tax information to the Funds’ transfer agent; (f) assisting the Funds’ Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Funds which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Funds’ service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Funds’ arrangements with respect to services provided by Service Organization (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Funds and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Funds’ registration statement and other SEC filings for the Funds; and (m) computing and determining on the days and at the times specified in the Funds’ then-current Prospectuses, the net asset value of each share of each Fund and the net income of each Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses.

Effective June 30, 2014, as compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

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CONTRACTUAL MANAGEMENT FEE RATE
Effective June 30, 2014
Emerging Markets Equity Index Fund	0.21%
Global Real Estate Index Fund	0.40%
Global Sustainability Index Fund	0.18%
International Equity Index Fund	0.18%
Mid Cap Index Fund	0.13%
Small Cap Index	0.13%
Stock Index	0.08%

Prior to June 30, 2014, under the former Investment Advisory and Ancillary Services Agreement with NTI for the Funds, as compensation for advisory services and the assumption of related expenses, the Investment Adviser was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets) for the three-month period ended June 30, 2014 and the fiscal years ended March 31, 2014 and 2013.

CONTRACTUAL ADVISORY FEE RATE
Prior to 6/30/14 (Includes Period from 4/1/14 through 6/29/14 and Fiscal Years Ended 3/31/14 and 3/31/13)
Emerging Markets Equity Index Fund	0.35%
Global Real Estate Index Fund	0.35%
Global Sustainability Index Fund	0.35%
International Equity Index Fund	0.25%
Mid Cap Index Fund	0.20%
Small Cap Index	0.20%
Stock Index	0.10%

For the fiscal years indicated below, the amount of management fees and advisory fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Emerging Markets Equity Index Fund	$4,673,167	$7,367,188	$6,201,218
Global Real Estate Index Fund	6,157,944	4,885,665	3,594,354
Global Sustainability Index Fund	435,252	531,454	390,410
International Equity Index Fund	8,905,457	8,609,168	4,638,580
Mid Cap Index Fund	2,069,830	2,308,593	1,478,803
Small Cap Index Fund	1,424,231	1,756,288	1,150,879
Stock Index Fund	5,273,792	5,246,965	3,726,357

Prior to June 30, 2014, under the former Administration Agreement with the Trust, as compensation for its administrative services and the assumption of related expenses, NTI was entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.

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For the fiscal years indicated below, NTI received fees under the former Administration Agreement with the Trust in the amount of:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Emerging Markets Equity Index Fund	$730,481	$3,157,388	$2,657,696
Global Real Estate Index Fund	532,860	2,093,871	1,540,456
Global Sustainability Index Fund	68,388	227,768	167,321
International Equity Index Fund	1,754,898	5,165,526	2,783,169
Mid Cap Index Fund	486,109	1,731,434	1,109,105
Small Cap Index Fund	352,347	1,317,208	863,161
Stock Index Fund	2,127,245	7,870,543	5,589,642

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Funds, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement. Prior to June 30, 2014 the Transfer Agent was entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of each of the Funds.

For the fiscal years indicated below, the amount of transfer agent fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Emerging Markets Equity Index Fund	$699,055	$2,104,900	$1,771,761
Global Real Estate Index Fund	539,552	1,395,897	1,026,949
Global Sustainability Index Fund	68,567	151,843	111,545
International Equity Index Fund	1,668,355	3,443,642	1,855,411
Mid Cap Index Fund	488,127	1,154,275	739,388
Small Cap Index Fund	345,034	878,128	575,430
Stock Index Fund	2,141,146	5,246,965	3,726,357

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes

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receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) is responsible for the Funds’ foreign custody arrangements pertaining to its activities under the Custody Agreement and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Funds’ property and shall be liable to and shall indemnify the Trust from and against any loss which occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

As compensation for the domestic custody services rendered with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Customers (“CPI-U”), provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the foreign custody services rendered to the Trust by the Custodian with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for each Fund; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for other out-of-pocket fees incurred by the Custodian.

Prior to June 30, 2014, as compensation for the domestic custody services rendered with respect to the Trust by the Custodian to each Fund (except the International Funds), and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (a) a basic custodial fee of: (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million; plus (b) a basic accounting fee of (i) $25,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) were subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian could permanently or temporarily waive all or any portion of any upward adjustment.

Prior to June 30, 2014, as compensation for the services rendered to the Trust, under the Foreign Custody Agreement then in effect, by the Custodian to each of the International Funds and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (i) $35,000 annually for each Fund; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Funds by the Custodian, the Custodian was entitled to receive $25,000 for the first $50 million of each of those Fund’s average daily net assets and 1/100th of 1% of each Fund’s average daily net assets in excess of $50 million.

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For the fiscal years indicated below, the amount of custodian and, prior to June 30, 2014, fund accounting fees paid by each Fund was as follows (effective June 30, 2014, fund accounting fees are included in the management fees payable to NTI):

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Emerging Markets Equity Index Fund	$1,799,847	$2,160,771	$1,827,225
Global Real Estate Index Fund	1,501,591	1,451,742	1,082,355
Global Sustainability Index Fund	224,001	209,196	165,387
International Equity Index Fund	4,200,822	3,499,562	1,911,266
Mid Cap Index Fund	223,772	314,339	211,389
Small Cap Index Fund	202,321	294,774	209,038
Stock Index Fund	812,365	1,124,227	829,276

Unless sooner terminated, the Trust’s Management Agreement will continue in effect with respect to each Fund until June 30, 2016. Thereafter, the Management Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months written notice. The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian by not less than 90 days’ written notice.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust Corporation, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years indicated, the amount of commissions paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Emerging Markets Equity Index Fund	$461,052	$655,430	$531,288
Global Real Estate Index Fund	104,248	79,936	167,101
Global Sustainability Index Fund	8,223	8,050	11,020
International Equity Index Fund	852,562	566,136	162,692

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	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Mid Cap Index Fund	$33,243	$20,615	$36,503
Small Cap Index Fund	24,494	54,960	73,109
Stock Index Fund	101,452	213,082	162,761

No commissions were paid by the Funds to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

During the fiscal year ended March 31, 2015, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Emerging Markets Equity Index Fund	$22,689,031	$5,796
Global Sustainability Index Fund	30,495	4
Global Real Estate Index Fund	297,865	33
International Equity Index Fund	36,159,943	5,776
Mid Cap Index Fund	6,835,443	1,049
Small Cap Index Fund	0	0
Stock Index Fund	99,297,448	13,397

The Trust is required to identify any securities of its “regular brokers or dealers” or their parents which the Trust acquired during its most recent fiscal year.

During the fiscal year ended March 31, 2015, the Global Real Estate Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Macquarie Capital	N/A	$0

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During the fiscal year ended March 31, 2015, the Global Sustainability Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Charles Schwab & Co.	N/A	$455,000
TD Ameritrade Holding Corp.	N/A	123,000

During the fiscal year ended March 31, 2015, the International Equity Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Barclays	N/A	$18,833,000
Credit Suisse	N/A	13,109,000
Deutsche Bank, AG	N/A	15,332,000
Macquarie Capital	N/A	5,367,000
UBS Securities	N/A	21,864,000

During the fiscal year ended March 31, 2015, the Small Cap Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Investment Technology Group Inc.	N/A	$581,000

During the fiscal year ended March 31, 2015, the Stock Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2015, the Fund Owned the Following Approximate Aggregate Market Value of Securities
Charles Schwab & Co.	N/A	$12,854,000
Citigroup, Inc.	N/A	57,110,000
E*Trade Securities, Inc.	N/A	3,012,000
Goldman Sachs & Co.	N/A	27,812,000
JP Morgan Chase Securities	N/A	82,522,000
Morgan Stanley	N/A	20,103,000

During the fiscal year ended March 31, 2015, the Emerging Markets Equity Index Fund and Mid Cap Index Fund did not acquire, sell or own any securities of their regular broker/dealers or their parent companies.

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PORTFOLIO MANAGERS

Portfolio Manager
Emerging Markets Equity Index Fund	Steven J. Santiccioli
Global Real Estate Index Fund	Thomas E. O’Brien
Global Sustainability Index Fund	Thomas E. O’Brien
International Equity Index Fund	Steven J. Santiccioli
Mid Cap Index Fund	Brent D. Reeder
Small Cap Index Fund	Brent D. Reeder
Stock Index Fund	Brent D. Reeder

Accounts Managed by the Portfolio Managers

The table below discloses accounts within each type of category listed below for which Thomas E. O’Brien was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	2	$2,008.3	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	8	8,700.0	0	0
Other Accounts:	5	4,500.0	0	0
The table below discloses accounts within each type of category listed below for which Brent D. Reeder was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	3	$9,689.5	0	$0
Other Registered Investment Companies:	14	14,814.9	0	0
Other Pooled Investment Vehicles:	56	206,165.0	0	0
Other Accounts:	42	23,740.0	0	0

The table below discloses accounts within each type of category listed below for which Steven J. Santiccioli was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2015.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	2	$5,962.4	0	$0
Other Registered Investment Companies:	1	321.0	0	0
Other Pooled Investment Vehicles:	3	21,131.0	0	0
Other Accounts:	11	5,847.0	0	0

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund’s

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manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the best interests of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates, or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Portfolio Manager Compensation Structure

As of March 31, 2015, the compensation for the portfolio managers of the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust

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Corporation, may be awarded from time to time. In addition, the annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual cash incentive award is not based on the investment performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended March 31, 2015, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Thomas E. O’Brien	Global Real Estate Index Fund	None
Thomas E. O’Brien	Global Sustainability Index Fund	None
Brent D. Reeder	Small Cap Index Fund	None
Brent D. Reeder	Stock Index Fund	None
Brent D. Reeder	Mid Cap Index Fund	None
Steven J. Santiccioli	International Equity Index Fund	None
Steven J. Santiccioli	Emerging Markets Equity Index Fund	None

PROXY VOTING—ALL FUNDS EXCEPT THE GLOBAL SUSTAINABILITY INDEX FUND

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including all of the Funds except the Global Sustainability Index Fund. For the Global Sustainability Index Fund, the Investment Adviser casts proxies on behalf of that Fund based on the Global Sustainability Index Proxy Voting Guidelines, as discussed below. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

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•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:

•	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for

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directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary and the Northern Proxy Voting Guidelines, as adopted by the Investment Adviser, are posted in the Account Resources section of the Northern Funds’ web site, www.northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ web site at www.northernfunds.com or the SEC’s web site, www.sec.gov.

PROXY VOTING—GLOBAL SUSTAINABILITY INDEX FUND ONLY

With regard to the Global Sustainability Index Fund, the Investment Adviser has adopted the Institutional Shareholder Services Inc. (“ISS”)—Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for the voting of proxies on behalf of the Global Sustainability Index Fund.

On matters of corporate governance, executive compensation and corporate structure, the SRI Guidelines, as developed by ISS, seek to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The SRI Guidelines include certain country-specific guidelines that respond to social concerns in that country. The SRI Guidelines do not take into consideration any interest that the Investment Adviser, Distributor, or any affiliated person of the Global Sustainability Index Fund, the Investment Adviser or Distributor may have in the proposed proxy issue. See Appendix C for a complete list of the SRI Guidelines.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting the Northern Trust or by visiting the Northern Funds’ Web site at www.northernfunds.com or the SEC’s web site, www.sec.gov.

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DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC (“NFD”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”) based in Portland, Maine and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside and Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees. In accordance with the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

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For the fiscal years indicated below, the following Funds paid fees under the Service Plan.

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Emerging Markets Equity Index Fund	$140,273	$134,963	$150,275
Global Real Estate Index Fund	180,825	120,265	99,337
Global Sustainability Index Fund	39,715	42,005	30,143
International Equity Index Fund	164,535	140,149	53,455
Mid Cap Index Fund	148,386	145,498	88,971
Small Cap Index Fund	119,676	95,807	58,122
Stock Index Fund	178,477	139,615	45,608

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, for the International Funds there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained,

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consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced and will be processed on the next business day in the manner described above.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

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EXPENSES

Except as set forth above and in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board of Trustees; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the Funds’ expenses during the current fiscal year. The result of these reimbursements will be to increase the performance of the Funds during the periods for which the reimbursements are made. The contractual reimbursement arrangements are expected to continue until at least July 31, 2016.

For the fiscal years or periods indicated below, Northern Trust reimbursed expenses for each of the Funds as follows:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Emerging Markets Equity Index	$2,583,915	$8,876,276	$7,521,454
Global Real Estate Index Fund	1,141,189	3,137,264	2,327,635
Global Sustainability Index Fund	332,815	794,880	627,442
International Equity Index Fund	5,783,599	12,466,096	6,807,918
Mid Cap Index Fund	1,468,012	4,041,902	2,649,576
Small Cap Index Fund	1,090,955	3,148,607	2,113,421
Stock Index Fund	4,646,100	14,706,116	10,508,119

From time to time, NTI may also voluntarily reimburse a portion or all of its fees otherwise payable to it with respect to the Funds. Any such voluntary reimbursement would be in addition to NTI’s contractual agreement to reimburse a portion of the Funds’ expenses as described above and could be implemented, increased or decreased, or discontinued at any time.

NTI did not voluntarily reimburse any fees for the Funds during the fiscal years ended March 31, 2015, 2014 and 2013.

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PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit www.northernfunds.com. Performance reflects fee waivers and expense reimbursements, as previously discussed in this SAI. If such fee waivers and expense reimbursements were not in place, a Fund’s performance would have been reduced.

The Funds calculate their total returns on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Total returns for a Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of a Fund’s shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in shares of that Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a Fund for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time their total return on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P(1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

The Funds may compute an “average annual total return-after taxes on distributions” for a Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P(1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

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Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Funds may compute an “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

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Each Fund may compute its “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index, the Consumer Price Index or the Dow Jones Industrial Average. Performance of the Emerging Markets Equity Index Fund may be compared to the MSCI Emerging Markets Index. Performance of the Global Real Estate Index Fund may be compared to the FTSE EPRA/NAREIT Global Index. Performance of the Global Sustainability Index Fund may be compared to the MSCI World ESG Index. Performance of the International Equity Index Fund may be compared to the MSCI EAFE Index. Performance of the Mid Cap Index Fund may be compared to the S&P MidCap 400 Index. Performance of the Small Cap Index Fund may be compared to the Russell 2000 Index. Performance of the Stock Index Fund may be compared to the S&P 500 Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital

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market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

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NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) by the end of the calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

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For federal income tax purposes, each Fund is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of November 30, 2014, the following Fund had capital loss carry forwards approximating the amount indicated for federal tax purposes:

Fund	Expiring November 30, 2016 (000s)	Expiring November 30, 2017 (000s)	Expiring November 30, 2018 (000s)	Expiring November 30, 2019 (000s)
Global Real Estate Index	$97,594	$496,446	$10,164	$13,694

As of March 31, 2015, the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes:

Fund	Expiring March 31, 2017 (000s)		Expiring March 31, 2018 (000s)		Expiring March 31, 2019 (000s)
Emerging Markets Equity Index	$12,794		$101,299		$4,624
International Equity Index	67,464	*	193,709	*	8,770	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2019.

The Regulated Investment Company Modernization Act of 2010 changed the carryforward periods for capital loss carryforwards of funds. For capital losses realized in taxable years beginning after December 22, 2010 (the “Enactment Date”), the eight-year limitation has been eliminated, so that any capital losses realized by a Fund in the taxable year beginning after December 22, 2010 and in subsequent taxable years will be permitted to be carried forward indefinitely and will retain their character as short or long term capital losses. Capital loss carryovers from taxable years beginning prior the Enactment Date are still subject to the eight-year limitation. The Code provides for coordination of capital loss carryovers arising in taxable years before and after the Enactment Date by requiring that capital loss carryovers from taxable years beginning after the Enactment Date be applied before capital loss carryovers from taxable years beginning prior to the Enactment Date. This could cause all or a portion of the pre-Enactment Date losses to expire before they can be used.

Capital losses that were incurred in taxable years beginning after the Enactment Date and will be carried forward indefinitely are as follows:

Fund	Short-Term Capital Loss Carryforward (000s)	Long-Term Capital Loss Carryforward (000s)
Emerging Markets Equity Index	$5,600	$123,722
International Equity Index	—	144,768	*
Global Real Estate Index Fund	—	1,604

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Global Real Estate Index Fund will invest its assets primarily in REITs, some of which will qualify as real estate investment trusts under Subchapter M of Subtitle A, Chapter 1, of the Code (“qualified REITs”). In general, qualified REITs are taxed only on their income that is not distributed to their shareholders. Even if a

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REIT meets all of the requirements to be generally exempt from federal income tax on its income, under Treasury regulations that have not yet been issued, REITs will be taxed on income, if any, from real estate mortgage investment conduits and possibly income from equity interests in taxable mortgage pools (so-called “excess inclusions”). These regulations may require excess inclusion income of a regulated investment company, such as the Global Real Estate Index Fund, be allocated to the shareholders of the regulated investment company with the same consequences as if the shareholders held the interests directly.

With respect to shareholders who are not nominees, the Global Real Estate Index Fund must report excess income inclusions to shareholders in two cases:

(i) If the excess income inclusion received by the Global Real Estate Index Fund from all sources exceeds 1% of its gross income, it must inform the non-nominee shareholders of the amount and character of the excess income inclusion allocated to them; and

(ii) If the Global Real Estate Index Fund receives excess income inclusions from a qualified REIT, the excess inclusion income of which in its most recent tax year ending no later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Global Real Estate Index Fund must inform its non-nominee shareholders of the amount and character of the excess income inclusion allocated to them from the REIT.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities subject to tax on unrelated business income, and (iii) will not qualify in any reduction in U.S. federal withholding tax for foreign shareholders. In addition, if a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to tax on unrelated business income, and certain other organizations) is a record holder of a share in a regulated investment company, the regulated investment company will be subject to tax on that portion of the excess income inclusion that is allocable to the disqualified person. It is not anticipated that a substantial portion of the Global Real Estate Index Fund’s assets will be invested in REITs that generate excess inclusion income.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the International Funds will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid by the Funds will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

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TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in REITs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Certain distributions of the Global Real Estate Index Fund attributable to interests in real estate mortgage investment conduits held by mortgage REITs in which the Fund invests (so-called, “excess inclusions” with respect to “residual interests,” as defined in section 860E(a)(4) of the Code) may constitute unrelated business taxable income in the hands of otherwise tax-exempt shareholders of the Fund.

TAXATION OF NON-U.S. INVESTORS ON INVESTMENTS IN U.S. REAL PROPERTY

The Global Real Index Estate Fund will invest in equity securities of corporations that invest in U.S. real property. The sale of a U.S. real property interest may trigger special tax consequences to non-U.S. shareholders under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).

Non-U.S. persons are subject to U.S. tax on a disposition of a U.S. real property interest as if he or she were a U.S. person. If the Global Real Estate Index Fund invests more than 50% of its assets in REITs and other U.S. corporations more than 50% of the assets of which are interests in U.S. real estate (“U.S. real property holding corporations” or “USRPHCs”), it will be a U.S. real property holding corporation and “qualified investment entity” for certain purposes, and a look-through rule will apply to distributions that are attributable to gain from the sale or disposition of a U.S. real property interest.

For non-U.S. persons owning more than 5% of the Global Real Estate Index Fund at any time during the one-year period ending on the distribution date, if the Fund is classified as a U.S. real property holding corporation and qualified investment entity, distributions attributable to gain from REITs (so-called “FIRPTA gain”) in which the Fund invests will be subject to U.S. withholding tax at a rate of up to 35%. Non-U.S. persons owning 5% or less of the Global Real Estate Index Fund are subject to withholding at 30% or a lower treaty rate on distributions attributable to such gain. Certain anti-avoidance rules apply and subject all or a portion of any income or gain to tax under FIRPTA in the case of non-U.S. shareholders that dispose of their interest in the Global Real Estate Index Fund during the 30 day period preceding a distribution that would be treated as a distribution from the disposition of a U.S. real property interest and acquires an identical interest during the 60 day period beginning 30 days prior to the distribution and do not receive a distribution in a manner that subjects the non-U.S. shareholders to tax under FIRPTA. These anti-avoidance rules also apply to “substitute dividend payments” and other similar arrangements.

The sale or redemption of shares in the Global Real Estate Index Fund will result in FIRPTA gain subject to U.S. withholding and U.S. income tax for a non-U.S. shareholder owning more than 5% of the Fund at any time during the 5-year period ending on the date of sale only if more than 50% of the Fund’s assets are in U.S. real property interests at any time during the shorter of the period the shareholder holds its interest in the Fund or the 5-year period ending on the date of disposition.

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DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s 51 existing series, which represent interests in the Trust’s 51 respective portfolios, seven of which are described in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds of the Trust normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, or any change in a fundamental investment policy would be effectively acted upon with respect to an investment

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portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

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Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

As of June 30, 2015, TNTC and its affiliates held of record substantially all of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of June 30, 2015, the names and share ownership of the entities or individuals (whose mailing address is: c/o The Northern Trust

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Company, 50 South LaSalle Street, Chicago, Illinois 60603) which held of record or beneficially owned 5% or more of the outstanding shares of any Fund were as follows:

	Number of Shares	% of Fund

Emerging Markets Equity Index Fund
Maxim Series Fund Inc.	14,517,580	8.21%
National Financial Services LLC	14,094,997	7.97%

Global Sustainability Index Fund
Charles Schwab and Co. Inc.	3,903,364	20.95%

Small Cap Index Fund
Massachusetts Mutual Life Insurance Co.	4,421,887	5.25%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of June 30, 2015, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year ended March 31, 2015 (the “Annual Report”), are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” are incorporated by reference herein. Copies of the Funds’ Semiannual Report and Annual Report may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

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OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s web site at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

A-2

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-3

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

A-4

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

A-5

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

A-6

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk. Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued. Certain ratings are also assigned trends that may change over time.

DRBS uses rating symbols as a concise method of expressing its opinion to the market.

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APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate futures contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

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A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

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IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

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In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary

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depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on U.S. futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

Each Fund intends to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator,” including the annual affirmation requirement that went into effect in 2013. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

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United States

SRI Proxy Voting Guidelines

2015 Policy Recommendations

Published February 4, 2015

Updated March 9, 2015

2015 SRI U.S. Proxy Voting Guidelines

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1. BOARD OF DIRECTORS

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

›	The board’s principal functions are widely agreed to consist of the following:

›	To select, evaluate, and if necessary replace management, including the chief executive officer;

›	To review and approve major strategies and financial objectives;

›	To advise management on significant issues;

›	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and

›	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote

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on a number of other matters regarding the role, structure, and composition of the board. Social Advisory Services classifies directors as either inside directors, affiliated directors, or independent directors.

1a. Uncontested Election of Directors

Social Advisory Services Recommendation: Vote on director nominees on a case-by-case basis.

Four broad principles apply when determining votes on director nominees:

1.	Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1a-1. Board Accountability

Vote against/withhold from the entire board of directors, (except new nominees, who should be considered on a case-by-case basis) if:

1a-1(a). Problematic Takeover Defenses

Classified Board Structure:

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a dual-class capital structure, and/or a non-shareholder approved poison pill.

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Poison Pills:

›	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against/withhold every year until this feature is removed.

›

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote. Review such companies with classified boards yearly, and such companies with annually-elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

›	The board makes a material adverse change to an existing poison pill without shareholder approval.

›

Vote case-by-case on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors: a) the date of the pill‘s adoption relative to the date of the next meeting of shareholders - i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances; b) the issuer‘s rationale; c) the issuer’s governance structure and practices; and d) the issuer’s track record of accountability to shareholders.

1a-1(b). Problematic Audit-Related Practices

Vote against/withhold from the members of the Audit Committee if:

›	The non-audit fees paid to the auditor are excessive (i.e. more than 50 percent of the total fees paid to the auditor are attributable to non-audit work);

›	The company receives an adverse opinion on the company’s financial statements from its auditor; or

›

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as; fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration of such practices, as well as the company’s efforts at remediation or corrective actions, in determining whether against/withhold votes are warranted.

1a-1(c). Problematic Compensation Practices/Pay-for-Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote against/withhold from members of the Compensation Committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (see Pay-for-Performance policy);

›	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;

›	The board exhibits a significant level of poor communication and responsiveness to shareholders;

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›	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

›	The company fails to submit one-time transfers of stock options to a shareholder vote; or

›	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

›	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

›

The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support; b) specific actions taken to address the issues that contributed to the low level of support; c) other recent compensation actions taken by the company;

›	Whether the issues raised are recurring or isolated;

›	The company’s ownership structure; and

›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

1a-1(d). Environmental, Social and Governance (ESG) Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[1], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;

›	Failure to replace management as appropriate; or

›

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1a-1(e). Unilateral Bylaw/Charter Amendments

Generally vote against/withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

1 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

›	The company’s ownership structure;

›	The company’s existing governance provisions;

›	Whether the amendment was made prior to or in connection with the company’s initial public offering;

›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

1a-2. Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

›	Rationale provided in the proxy statement for the level of implementation;

›	The subject matter of the proposal;

›	The level of support for and opposition to the resolution in past meetings;

›	Actions taken by the board in response to the majority vote and its engagement with shareholders;

›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

›	Other factors as appropriate.

›	The board failed to act on takeover offers where the majority of shares are tendered;

›

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

›

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

›

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

›	The company’s ownership structure and vote results;

›	Social Advisory Services’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

›	The previous year’s support level on the company’s say-on-pay proposal.

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1a-3. Director Independence

Vote against/withhold from all the entire slate if the full board is less than majority independent.

Vote against/withhold from Inside Directors and Affiliated Outside Directors (per Categorization of Directors) when:

›	The inside or affiliated outside director serves on any of the three key committees; audit, compensation, or nominating;

›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1a-4. Director Diversity/Competence

Board Diversity

Vote against /withhold from individual directors (except new nominees) who:

›

Serve as members of the nominating committee and have failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, vote against/withhold votes from the entire board of directors.

Competence

Attendance at Board and Committee Meetings

›

Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;

›	Family emergencies; and

›	If the director’s total service was three meetings or fewer and the director missed only one meeting.

›

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors

Vote against or withhold from individual directors who:

›	Sit on more than six public company boards; or

›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—vote against/withhold only at their outside boards[3].

2 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

3 Although all of a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold/against vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2015 Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[i] of the company or one of its affiliatesii.
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the companyiii,iv.
2.3.	Former CEO of an acquired company within the past five yearsiv.
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[i] , former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

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Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Social Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Social Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Social Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Social Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step- parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to

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the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Social Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause Social Advisory Services to deem the founder as an independent outsider.

xii For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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1b. Board-Related Management Proposals

1b-1. Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2011, only 33 percent of S&P 500 companies maintained staggered boards, compared to 39 percent in 2010, 41 percent in 2009 and 53 percent in 2005. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Social Advisory Services recommends against the adoption of classified boards.

Social Advisory Services Recommendation:

›	Vote for proposals to repeal classified boards and to elect all directors annually.

›	Vote against proposals to classify (stagger) the board of directors.

1b-2. Majority Vote Threshold for Director Elections

Social Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

1b-3. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Social Advisory Services Recommendation: Vote against management proposals to eliminate cumulative voting.

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1b-4. Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Social Advisory Services recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Social Advisory Services believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated on a case-by-case basis consistent with this philosophy using Delaware law as the standard. Social Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but may oppose management proposals and support shareholder proposals in light of promoting director accountability.

Social Advisory Services Recommendation: Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for: (i) a breach of the duty of care; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) the payment of unlawful dividends; or (v) the receipt of improper personal benefits.

1b-5. Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification, directors may still be liable for an act or omission, but the company will bear the expense. Social Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Social Advisory Services Recommendation:

›

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

›

Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

›

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company; and (ii) only if the director’s legal expenses would be covered.

1b-6. Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for

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cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Social Advisory Services Recommendation:

›	Vote against proposals that provide that directors may be removed only for cause.

›	Vote for proposals to restore shareholder ability to remove directors with or without cause.

›	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

›	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1b-7. Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Social Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Social Advisory Services Recommendation:

›	Vote for proposals that seek to fix the size of the board.

›	Vote case-by-case on proposals that seek to change the size or range of the board.

›	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

1b-8. Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

1b-9. Term Limits

Social Advisory Services Recommendation: Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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1b-10. Age Limits

Social Advisory Services Recommendation: Vote against management proposal to limit the tenure of outside directors through mandatory retirement ages.

1c. Board-Related Shareholder Proposals/Initiatives

1c-1. Proxy Contests- Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Social Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

›	Long-term financial performance of the target company relative to its industry;

›	Management’s track record;

›	Background to the proxy contest;

›	Qualifications of director nominees (both slates);

›	Strategic plan of dissident slate and quality of critique against management;

›	Likelihood that the proposed goals and objectives can be achieved (both slates);

›	Stock ownership positions; and

›	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1c-2. Annual Election (Declassification) of the Board

Social Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

1c-3. Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Social Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Social Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

1c-4. Cumulative Voting

Social Advisory Services Recommendation: Vote for shareholder proposals to restore or permit cumulative voting.

1c-5. Majority of Independent Directors

Social Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Social Advisory Services will cast votes in a manner that shall encourage the independence of boards.

Social Advisory Services Recommendation:

›

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services’ definition of independence.

›	Vote for shareholder proposals to strengthen the definition of independence for board directors.

1c-6. Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Social Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Social Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

1c-7. Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Social Advisory Services votes for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Social Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

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1c-8. Establishment of Board Committees

Social Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

›	Level of disclosure regarding the issue for which board oversight is sought;

›	Company performance related to the issue for which board oversight is sought;

›	Board committee structure compared to that of other companies in its industry sector; and

›	The scope and structure of the proposal.

1c-9. Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

›	The scope and structure of the proposal.

1c-10. Board Policy on Shareholder Engagement

Social Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

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›	Effectively disclosed information with respect to this structure to its shareholders;

›	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

›

The company has an independent chairman or a lead director (according to Social Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

1c-11. Proxy Access

Social Advisory Services supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Social Advisory Services Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

›	Company-specific factors; and

›	Proposal-specific factors, including:

›	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

›	The maximum proportion of directors that shareholders may nominate each year; and

›	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

1c-12. Term Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Social Advisory Services Recommendation: Vote against shareholder proposals to limit the tenure of outside directors. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

1c-13. Age Limits

Social Advisory Services Recommendation: Vote against shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

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1c-14. CEO Succession Planning

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

›	The reasonableness/scope of the request; and

›	The company’s existing disclosure on its current CEO succession planning process.

1c-15. Vote No Campaigns

Social Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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2. RATIFICATION OF AUDITORS

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Social Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Social Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

›	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;

›	An auditor has a financial interest in or association with the company, and is therefore not independent;

›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

2a. Auditor-Related Shareholder Proposals

2a-1. Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Social Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.

›	Vote for proposals that ask a company to adopt a policy on auditor independence.

›	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

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2a-2. Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Social Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Social Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

Social Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Social Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

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3. TAKEOVER DEFENSES / SHAREHOLDER RIGHTS

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

3a. Takeover Defenses and Shareholder Rights-Related Management Proposals

3a-1. Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Social Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20% trigger, flip-in or flip-over provision;

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›	A term of no more than three years;

›	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

›

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

›

The rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns should be taken into consideration.

3a-2. Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Social Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Social Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Social Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

›	The value of the NOLs;

›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

›

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

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Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

›	The value of the NOLs;

›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

›	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;

›	Any other factors that may be applicable.

3a-3. Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Social Advisory Services Recommendation:

›

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

›	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

3a-4. Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

›

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

›	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

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3a-5. Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Service Recommendation:

›	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.

›

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

›

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[4] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

3a-6. Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Social Advisory Services Recommendation: Vote case-by-case basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline. In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

4 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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3a-7. Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Social Advisory Services Recommendation:

›

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

›	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

3a-8. Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Social Advisory Services Recommendation:

›	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

›	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3a-9. Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

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Social Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

3a-10. Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Social Advisory Services Recommendation:

›	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

›	Vote against proposals to amend the charter to include control share acquisition provisions.

›	Vote for proposals to restore voting rights to the control shares.

3a-11. Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Social Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

3a-12. Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Social Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

3a-13. State Takeover Statutes

Social Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Social Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

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3a-14. Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Social Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

3a-15. Reincorporation Proposals

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;

›	Comparison of company’s governance practices and provisions prior to and following the reincorporation;

›	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

3a-16. Amend Bylaws without Shareholder Consent

Social Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

3a-17. Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Beginning in 2011, companies began to adopt bylaw provisions intended to limit the venue for shareholder lawsuits to the jurisdiction of incorporation. More recently, companies and their advisers have proposed other types of bylaws intended to limit shareholders’ litigation rights. Most notably, a May 2014 Delaware Supreme Court decision opened the door to the adoption by companies of bylaws that would require a shareholder plaintiff who sues the company unsuccessfully to pay the defendant company’s litigation expenses. Although the Delaware legislature was widely expected to enact legislation limiting the applicability of the Supreme Court’s decision to non-stock corporations, the legislature has not yet done so, and several publicly traded Delaware corporations have already adopted fee-shifting bylaws by way of a board resolution.

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

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Social Advisory Services Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

›	The company’s stated rationale for adopting such a provision;

›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

›

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

3b. Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

3b-1. Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: a) a shareholder approved poison pill in place; or b) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or

›

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

3b-2. Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

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Social Advisory Services Recommendation:

›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

3b-3. Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

3b-4. Reimburse Proxy Solicitation Expenses

Social Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;

›	One or more of the dissident’s candidates is elected;

›	Shareholders are not permitted to cumulate their votes for directors;

›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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4. MISCELLANEOUS GOVERNANCE PROVISIONS

4a. Bundled Proposals

Social Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4b. Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Social Advisory Services Recommendation:

›	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

›

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

4c. Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Social Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

4d. Amend Quorum Requirements

Social Advisory Services Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

4e. Amend Minor Bylaws

Social Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

4f. Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Social Advisory Services Recommendation: Generally vote against other business proposals.

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5. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5a. Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Social Advisory Services Recommendation: Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

If, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval, Social Advisory Services will generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares.

›

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

›	Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

›

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

›	Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include:

›	Past Board Performance;

›	The company’s use of authorized shares during the last three years.

›	The Current Request;

›	Disclosure in the proxy statement of specific reasons for the proposed increase;

›

The dilutive impact of the request as determined through an allowable cap generated by Social Advisory Services’ quantitative model (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns;

›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request.

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5b. Issue Stock for Use with Rights Plan

Social Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

5c. Stock Distributions: Splits and Dividends

Social Advisory Services Recommendation: Vote for management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using an allowable increase calculated by Social Advisory Services.

5d. Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Social Advisory Services Recommendation:

›	Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

›	Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or

›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

5e. Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a device to thwart hostile takeovers without shareholder approval.

Social Advisory Services Recommendation:

›

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

›

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

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›	Vote on a case-by-case basis all other proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include:

›	Past Board Performance;

›	The company’s use of authorized preferred shares during the last three years.

›	The Current Request;

›	Disclosure in the proxy statement of specific reasons for the proposed increase;

›	Disclosure in the proxy statement of specific and severe risks to shareholders for not approving the request;

›

In instances where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable cap generated by Social Advisory Services’ quantitative model (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns;

›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Blank Check Preferred Stock

Social Advisory Services Recommendation:

›	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

›	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

›	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

›	Vote for requests to require shareholder approval for blank check authorizations.

5f. Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Social Advisory Services Recommendation:

›	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

›	Vote for management proposals to eliminate par value.

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5g. Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

›

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;

›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

5h. Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Social Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

5i. Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

›	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

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Change in Control—Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

›	Financial Issues— company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;

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›	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;

›	Conflict of interest—arm’s length transactions and managerial incentives;

›	Management’s efforts to pursue other alternatives.

Social Advisory Services Recommendation:

›	Review on a case-by-case basis proposals regarding debt restructurings.

›	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5j. Share Repurchase Programs

Social Advisory Services Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

5k. Conversion of Securities

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5l. Recapitalization

Social Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

Whether the capital structure is simplified ;

›	Liquidity is enhanced;

›	Fairness of conversion terms;

›	Impact on voting power and dividends;

›	Reasons for the reclassification;

›	Conflicts of interest;

›	Other alternatives considered.

5m. Tracking Stock

Social Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;

›	Excessive increases in authorized capital stock;

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›	Unfair method of distribution;

›	Diminution of voting rights;

›	Adverse conversion features;

›	Negative impact on stock option plans;

›	Alternatives such as spin-offs.

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6. EXECUTIVE AND DIRECTOR COMPENSATION

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Social Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

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Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals—including goals tied to social and environmental considerations.

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Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

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Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

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Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

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Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

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A non-exhaustive list of best pay practices includes:

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Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

›

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

›

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

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Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.

›	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

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Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

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Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

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Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not

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necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

6a. Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 index, this analysis considers the following:

Pay-for-Performance Elements:

1.	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.[5]

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

3.	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements:

4.	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median.

5.	Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;

›	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;

[5]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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›	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;

›	The completeness of disclosure and rigor of performance goals;

›	The company’s peer group benchmarking practices;

›	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;

›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

›	Realizable pay compared to grant pay; and

›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

›	Problematic practices related to non-performance-based compensation elements;

›	Incentives that may motivate excessive risk-taking; and

›	Options backdating.

Non-Performance based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. While not exhaustive, the following list represents certain adverse practices that are contrary to a performance-based pay philosophy and executive pay best practices, and may lead to negative vote recommendations:

›	Egregious employment contracts:

›	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.

›	New CEO with overly generous new-hire package:

›	Excessive “make whole” provisions without sufficient rationale;

›	Any of the problematic pay practices listed under this policy.

›	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

›	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance.

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›	Egregious pension/SERP (supplemental executive retirement plan) payouts:

›	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;

›	Inclusion of performance-based equity or other long-term awards in the pension calculation.

›	Excessive Perquisites:

›	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

›	Extraordinary relocation benefits (including home buyouts);

›	Excessive amounts of perquisites compensation.

›	Excessive severance and/or change in control provisions:

›	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;

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New or extended arrangements that provide for change-in-control payments without involuntary job loss or substantial diminution of job duties (single-triggered or modified single-triggered, where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);

›	New or extended employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;

›	Excessive payments upon an executive’s termination in connection with performance failure;

›	Liberal change-in-control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring.

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Tax Reimbursements/Gross-ups: Excessive reimbursement of income taxes on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc; see also excise tax gross-ups above).

›	Dividends or dividend equivalents paid on unvested performance shares or units.

›	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements.

›	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO).

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Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).

›	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

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Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

›	Multi-year guaranteed bonuses;

›	A single or common performance metric used for short- and long-term plans;

›	Lucrative severance packages;

›	High pay opportunities relative to industry peers;

›	Disproportionate supplemental pensions;

›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

›	Duration of options backdating;

›	Size of restatement due to options backdating;

›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;

›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors on a case-by-case basis when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

›	The company’s response, including:

›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

›	Specific actions taken to address the issues that contributed to the low level of support;

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›	Other recent compensation actions taken by the company.

›	Whether the issues raised are recurring or isolated;

›	The company’s ownership structure; and

›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

6a-1. Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (aka management “say on pay” or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the MSOP proposal rather than voting against or withhold from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Social Advisory Services will vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating MSOP proposals, Social Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

›	Vote against management say on pay (MSOP) proposals if:

›	There is a misalignment between CEO pay and company performance (pay-for-performance);

›	The company maintains problematic pay practices;

›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

›	Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

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There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

›	The situation is egregious.

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›	Vote against an equity plan on the ballot if:

›	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

›	Magnitude of pay misalignment;

›	Contribution of non-performance-based equity grants to overall pay; and

›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

6a-2. Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Social Advisory Services will vote for annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Social Advisory Services supports an annual MSOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Social Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

6a-3. Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Social Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Social Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

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Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;

›	Single-trigger acceleration of unvested equity awards;

›	Excessive cash severance (>3x base salary and bonus);

›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

›

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

›	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Social Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

6a-4. Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

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Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

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Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:

›	Automatic single-triggered award vesting upon a change in control (CIC);

›	Discretionary vesting authority;

›	Liberal share recycling on various award types;

›	Minimum vesting period for grants made under the plan.

›	Grant Practices:

›	The company’s three year burn rate relative to its industry/market cap peers;

›	Vesting requirements in most recent CEO equity grants (3-year look-back);

›	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;

›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

›	Whether the company maintains a claw-back policy;

›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

›	Awards may vest in connection with a liberal change-of-control definition;

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The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

›	Any other plan features are determined to have a significant negative impact on shareholder interests.

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Each of these factors is described below.

6a-4(a). Plan Cost

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.6

6a-4(b). Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

[6]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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6a-4(c). Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›	Magnitude of pay misalignment;

›	Contribution of non–performance-based equity grants to overall pay; and

›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

6a-4(d). Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

6a-4(e). Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

6b. Other Compensation Plans

6b-1. Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Social Advisory Services Recommendation: Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

›	Is only to include administrative features;

›	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

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›	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

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Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

›	The compensation committee does not fully consist of independent outsiders;

›	The plan contains excessive problematic provisions.

Vote case-by-case on such proposals if:

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In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap;

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A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

6b-2. Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

6b-2(a). Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Social Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;

›	Offering period is 27 months or less; and

›	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or

›	Offering period is greater than 27 months; or

›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

6b-2(b). Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Social Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

6b-3. Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

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Social Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

6b-4. Option Exchange Programs/Repricing Options

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

›	Rationale for the re-pricing – was the stock price decline beyond management’s control?

›	Is this a value-for-value exchange?

›	Are surrendered stock options added back to the plan reserve?

›	Option vesting – does the new option vest immediately or is there a black-out period?

›	Term of the option – the term should remain the same as that of the replaced option;

›	Exercise price – should be set at fair market or a premium to market;

›	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

6b-5. Stock Plans in Lieu of Cash

Social Advisory Services Recommendation:
›	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

›	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

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Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Social Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

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6b-6. Transfer Stock Option (TSO) Programs

Social Advisory Services Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;

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Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following: 1) Eligibility; 2) Vesting; 3) Bid-price; 4) Term of options; 5) Cost of the program and impact of the TSOs on company’s total option expense; 6) Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

6b-7. 401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Social Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

6b-8. Severance Agreements for Executives/Golden Parachutes

Social Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;

›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

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Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

6c. Criteria for Evaluating Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Social Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

6c-1. Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Social Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

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On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	Director stock ownership guidelines with a minimum of three times the annual cash retainer;

›	Vesting schedule or mandatory holding/deferral period - a minimum vesting of three years for stock options or restricted stock, or deferred stock payable at the end of a three-year deferral period;

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Mix between cash and equity - a balanced mix of cash and equity, e.g. 40% cash/60% equity or 50% cash/50% equity, or if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

›	No retirement/benefits and perquisites provided to non-employee directors;

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Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include; name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

6c-2. Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Social Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

6c-3. Director Retirement Plans

Social Advisory Services Recommendation:

›	Vote against retirement plans for non-employee directors.

›	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

6d. Shareholder Proposals on Compensation

6d-1. Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

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6d-2. Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Social Advisory Services Recommendation:

›	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

›	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

6d-3. Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Social Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking to limit repricing.

›	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

6d-4. Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Social Advisory Services Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6d-5. Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant

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change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn a IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

›	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

6d-6. Performance-Based Equity Awards

Social Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Social Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

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First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

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Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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6d-7. Pay for Superior Performance

Social Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

›	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

›	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

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Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

›	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

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Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

›

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

›	Can shareholders assess the correlation between pay and performance based on the current disclosure?

›	What type of industry and stage of business cycle does the company belong to?

6d-8. Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were

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suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Social Advisory Services Recommendation:

›

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

›	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

6d-9. Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Social Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

s6d-10. Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

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The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

›	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

6d-11. Tax Gross-up Proposals

Social Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

6d-12. Compensation Consultants - Disclosure of Board or Company’s Utilization

Social Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

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6d-13. Golden Coffins/Executive Death Benefits

Social Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

6d-14. Recoup Bonuses

Social Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

›	If the company has adopted a formal recoupment bonus policy;

›	If the company has chronic restatement history or material financial problems;

›	If the company’s policy substantially addresses the concerns raised by the proponent.

6d-15. Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

6d-16. Bonus Banking

Social Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;

›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

›	Whether the company has a rigorous claw-back policy in place.

6d-17. Hold Equity Past Retirement or for a Significant Period of Time

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

›	while employed and/or for two years following the termination of their employment ; or

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›	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

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Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of: a) rigorous stock ownership guidelines; b) a holding period requirement coupled with a significant long-term ownership requirement; or c) a meaningful retention ratio;

›	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

›	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

›	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Social Advisory Services favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

6d-18. Non-Deductible Compensation

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

6d-19. Pre-Arranged Trading Plans (10b5-1 Plans)

Social Advisory Services Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

›	An executive may not trade in company stock outside the 10b5-1 Plan;

›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

7a. Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Social Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

›

Valuation - is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

›	Market reaction - how has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;

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Strategic rationale - does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

›	Negotiations and process - were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?

›	Conflicts of interest - are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?

›	Governance - will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?

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›	Stakeholder impact - impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Votes on Special Purpose Acquisition Corporation (SPAC) mergers and acquisitions are considered on a case-by-case basis taking into account: a) valuation; b) market reaction; c) deal timing; d) negotiations and process; e) conflicts of interest; f) voting agreements; and g) post-merger governance.

7b. Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Social Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;

›	Percentage ownership of current shareholders in the reorganized company;

›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

›	Existence of a superior alternative to the plan of reorganization;

›	Governance of the reorganized company.

7c. Spin-offs

Social Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

7d. Asset Purchases

Social Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

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7e. Asset Sales

Social Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

7f. Liquidations

Social Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

7g. Joint Ventures

Social Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

7h. Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Social Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

7i. Going Private/Dark Transactions (LBOs and Minority Squeeze-outs)

Social Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

›	Are all shareholders able to participate in the transaction?

›	Will there be a liquid market for remaining shareholders following the transaction?

›	Does the company have strong corporate governance?

›	Will insiders reap the gains of control following the proposed transaction?

›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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7j. Private Placements/Warrants/Convertible Debentures

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

›	Dilution to existing shareholders’ position.

›	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

›	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

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When evaluating the magnitude of a private placement discount or premium, Social Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

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Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

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Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

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Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

›	Minority versus majority ownership and corresponding minority discount or majority control premium

›	Conflicts of interest

›	Conflicts of interest should be viewed from the perspective of the company and the investor.

›	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

›	Market reaction

›	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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7k. Formation of Holding Company

Social Advisory Services Recommendation:

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Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

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Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

7l. Value Maximization Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;

›	Signs of entrenched board and management;

›	Strategic plan in place for improving value;

›	Likelihood of receiving reasonable value in a sale or dissolution;

›	Whether company is actively exploring its strategic options, including retaining a financial advisor.

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8. SOCIAL AND ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

›	The number and variety of shareholder resolutions on social and environmental issues has increased;

›	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

›	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;

›	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services Recommendation: Generally vote for shareholder social, workforce, and environmental proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Social Advisory Services will analyze the following factors:

›	Whether the proposal itself is well framed and reasonable;

›	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

›	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

›	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

›	Whether the subject of the proposal is best left to the discretion of the board;

›	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

›	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

›	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

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If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

›	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their

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investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

8a. Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

›	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;

›	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;

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The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

›	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs;

›	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;

›	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards;

›	A commitment to diversity in the workforce can lead to superior financial returns.

8a-1. Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain

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constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.

›	Vote for shareholder proposals asking for reports on board diversity.

›	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

8a-2. Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

8a-3. Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

›

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

›	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

›	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

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8a-4. Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.

›	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

8a-5. Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.

›	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

›	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

8a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

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8b. Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Recent deadly accidents at factories, notably in Bangladesh and in Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Social Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

8b-1. Codes of Conduct and Vendor Standards

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 185 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 185 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

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›	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

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Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

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Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

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Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

›	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

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Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

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Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

8b-2. Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

8b-3. Community Impact Assessment/Indigenous Peoples’ Rights

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any

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negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS)

American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Social Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

8b-4. Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Social Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

8b-5. Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS pandemic. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, malaria, and tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

8b-6. Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The

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U.S. government has active trade sanction regimes in place against a number of countries, including Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Social Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

›	Current disclosure of applicable risk assessment(s) and risk management procedures;

›	Compliance with U.S. sanctions and laws;

›	Consideration of other international policies, standards, and laws;

›	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

8b-6(a). Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. In July 2003, Congress and President Bush passed The Burmese Freedom and Democracy Act, which bans import goods and services from Burma. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

›	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

›	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

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8b-6(b). Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China

›	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

8b-6(c). Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Social Advisory Services Recommendation:

›	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.

›	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

8b-6(d). Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships

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with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. A 2013 study by the Ponemon Institute found that the median annualized cost of cyber-attacks for the 60 organizations studied was $11.6 million. The study also found that the number of successful cyber-attacks among the 60 companies increased by 18 percent between 2012 and 2013, from 102 successful attacks on average per week to 122.

More recently, data security has been the focus of media outlets and a public concern. During the 2013 holiday shopping season, Target, Neiman Marcus, and other retailers were the targets of hackers looking to steal credit card numbers. It is estimated that as many as 40 million customer credit and debit card accounts were stolen at Target alone. These incidents preceded what many people consider the largest data security breach in the United States. In June 2013, major media outlets began releasing information about leaked classified documents disclosed by Edward Snowden, an NSA contractor. The documents revealed a government-run Internet and telephone surveillance program aimed at collecting metadata. As part of this operation, the government is said to have obtained from major U.S. telecommunications companies the call records of their customers.

Social Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

›	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

›	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

›	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

›	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

›	The level of controversy or litigation related to the company’s international human rights policies and procedures.

8b-7. Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Social Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Social Advisory Services recommends against the proposal.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

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8c. Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

8c-1. Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United Nations Environment Programme (UNEP).

CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. Corporate signatories to the CERES Principles pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

›	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

›	Vote for shareholder proposals seeking the preparation of sustainability reports.

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›	Vote for shareholder proposals to study or implement the CERES principles.

›	Vote for shareholder proposals to study or implement the Equator Principles.

8c-2. Climate Change/Greenhouse Gas Emissions

In December of 2009, the UN Climate Change Conference in Copenhagen ended with an agreement by countries to cap the global temperature rise by committing to significant emission reductions and to raise finance to kick start action in the developing world to deal with climate change.

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, a number of business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking disclosure of liabilities or preparation of reports pertaining to global warming and climate change risk.

›	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.

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Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

›	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

8c-3. Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

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›	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

8c-4. Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

8c-5. Operations in Environmentally Sensitive Areas

8c-5(a). Canadian Oil Sands

Recently, proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

8c-5(b). Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the recent past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note

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that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Social Advisory Services Recommendation:

›	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.

›	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.

›	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

8c-6. Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Social Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

8c-7. Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

›	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

8c-8. Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

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Social Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

8c-9. Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Social Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

8c-10. Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

›	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

8c-11. Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

›	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

8c-12. Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

›	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.

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›	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

8c-13. Kyoto Protocol Compliance

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

8d. Health and Safety

8d-1. Toxic Materials

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.

›	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.

›	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

8d-2. Product Safety

Social Advisory Services Recommendation:

›	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

›	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

8d-3. Workplace/Facility Safety

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

›	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

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8d-4. Report on Handgun Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

›	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

8d-5. Ride Safety

A number of amusement park ride injuries have been witnessed over the years. Proponents of this issue argue that there is little regulation by federal and state authorities in regards to the safety of amusement parks and their rides and that it is hard for consumers to judge the safety of a ride without a standardized recording, reporting, and disclosure mechanism in place. Shareholders have asked companies to issues reports on their policies for amusement park ride safety including a company’s medical response policy and all recorded injuries caused by rides over a certain number of years.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on ride safety.

8d-6. Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.

›	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

›	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

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›	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

8d-7. Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry.

While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds, require FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

›	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

›	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

›	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

›	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

›	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

›	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

›	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

›	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

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8d-8. Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to prepare a report on drug pricing.

›	Vote for shareholder proposals to adopt a formal policy on drug pricing.

›	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.

›	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

›	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug reimportation by limiting supplies to foreign markets.

8e. Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

8e-1. Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

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8e-2. Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to report on foreign military sales or offset agreements.

›	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

8e-3. Depleted Uranium/Nuclear Weapons

Depleted uranium is the remains of the element uranium after some components are removed. The main difference is that depleted uranium contains at least three times less 235U than natural uranium. It is weakly radioactive. However, shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

8e-4. Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

8f. Animal Welfare

8f-1. Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Social Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Social Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Social Advisory Services will generally vote in favor of such resolutions.

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Social Advisory Services Recommendation:

›	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.

›	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

›	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

›	Vote for shareholder proposals to eliminate cruel product testing methods.

›	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.

›	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.

›	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

8g. Political and Charitable Giving

8g-1. Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.

›	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

8g-2. Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade

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association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Social Advisory Services Recommendation:

›	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.

›	Vote for proposals calling for a company to maintain a policy of political non-partisanship.

›	Vote against proposals asking a company to refrain from making any political contributions.

8g-3. Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Social Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Social Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Social Advisory Services Recommendation:

›	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.

›	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.

›	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

8g-4. Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Social Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

8h. Consumer Lending and Economic Development

8h-1. Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging

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excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

8h-2. Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Social Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing policies, Social Advisory Services may vote against the proposal’s adoption. Social Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Social Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

›	Vote against shareholder proposals asking banks to forgive loans outright.

›	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

›	Vote for proposals to restructure and extend the terms of non-performing loans.

8h-3. Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

Social Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

8i. Miscellaneous

8i-1. Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies

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and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

8i-2. Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, Social Advisory Services’ position is that issues related to abortion should be a personal decision, not a corporate one. Therefore Social Advisory Services recommends abstaining on anti-abortion and right-to-life proposals.

Social Advisory Services Recommendation: Abstain on shareholder proposals that address right to life issues.

8i-3. Coffee Crisis

Since the early 1990’s coffee producing countries have seen a decline in their earnings from the sale of coffee while the retail sale value has risen in coffee in industrial countries. 2001 -2002 saw the lowest price in earnings in 100 years and many coffee producing countries, usually developing countries, have seen a severe drop in their export revenues. In order to help the farmers in these countries gain better payment for their products and also promote sustainability in developing countries; proponents have filed proposals asking companies to set policy and goals to eventually have all their coffee and coffee products Fair Trade certified.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the coffee crisis.

8i-4. Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Social Advisory Services Recommendation:

›	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

›	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

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8i-5. Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

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9. MUTUAL FUND PROXIES

9a. Election of Trustees and Directors

Social Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

9b. Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Social Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

›	Proposed and current fee schedules;

›	Fund category/investment objective;

›	Performance benchmarks;

›	Share price performance as compared with peers;

›	Resulting fees relative to peers;

›	Assignments (where the advisor undergoes a change of control).

9c. Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

›	The fund’s target investments;

›	The reasons given by the fund for the change; and

›	The projected impact of the change on the portfolio.

9d. Change Fundamental Investment Objective to Non-fundamental

Social Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

9e. Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

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Social Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;

›	The proposed distributor’s reputation and past performance;

›	The competitiveness of the fund in the industry; and

›	The terms of the agreement.

9f. Approving New Classes or Series of Shares

Social Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

9g. Convert closed-end fund to open-end fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Social Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;

›	Market in which the fund invests;

›	Measures taken by the board to address the discount; and

›	Past shareholder activism, board activity, and votes on related proposals.

9h. Proxy Contests

Social Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;

›	Market in which fund invests;

›	Measures taken by the board to address the issues;

›	Past shareholder activism, board activity, and votes on related proposals;

›	Strategy of the incumbents versus the dissidents;

›	Independence of directors;

›	Experience and skills of director candidates;

›	Governance profile of the company;

›	Evidence of management entrenchment.

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9i. Preferred Stock Proposals

Social Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;

›	Possible dilution for common shares;

›	Whether the shares can be used for antitakeover purposes.

9j. Mergers

Social Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;

›	Performance of both funds;

›	Continuity of management personnel; and

›	Changes in corporate governance and their impact on shareholder rights.

9k. Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Social Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

›

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

›

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

›	The company has demonstrated responsible past use of share issuances by either:

›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

9l. Change in Fund’s Subclassification

Social Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

9m. Changing the Domicile of a Fund

Social Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

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9n. Disposition of Assets/Termination/Liquidation

Social Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

9o. Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Social Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

9p. Name Change Proposals

Social Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

9q. 1940 Act Policies

Social Advisory Services Recommendation:

›

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

›	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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NORTHERN FUNDS

(THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2015

INVESTORS VARIABLE NAV MONEY MARKET FUND

INVESTORS VARIABLE NAV AMT-FREE MUNICIPAL MONEY MARKET FUND

INVESTORS VARIABLE NAV U.S. GOVERNMENT MONEY MARKET FUND

INVESTORS VARIABLE NAV TREASURY MONEY MARKET FUND

This Statement of Additional Information dated July 31, 2015 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2015, as amended or supplemented from time to time, for the Investors Variable NAV Money Market Fund, the Investors Variable NAV AMT-Free Municipal Money Market Fund, the Investors Variable NAV U.S. Government Money Market Fund and the Investors Variable NAV Treasury Money Market Fund (the “Funds” or “Money Market Funds”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

2

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers additional money market funds, and equity, equity index, asset allocation and fixed income funds, which are not described in this SAI.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

UNLIKE TRADITIONAL MONEY MARKET FUNDS, THE FUNDS WILL NOT USE THE AMORTIZED COST METHOD OF VALUATION AND DO NOT SEEK TO MAINTAIN A STABLE SHARE PRICE OF $1.00. AS A RESULT, EACH FUND’S SHARE PRICE, WHICH IS ITS NET ASSET VALUE PER SHARE (NAV), WILL VARY AND REFLECT THE EFFECTS OF UNREALIZED APPRECIATION AND DEPRECIATION AND REALIZED LOSSES AND GAINS.

With respect to the Investors Variable NAV AMT-Free Municipal Money Market Fund, the Fund’s policy to invest at least 80% of its net assets in tax-exempt investments as described is a fundamental policy that may not be changed without shareholder approval. For this purpose, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase. With respect to the Investors Variable NAV U.S. Government Money Market Fund, such Fund’s policy to invest, under normal circumstances, at least 99.5% of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are collateralized fully by cash or such securities, is effective September 30, 2015, and will be in accordance with Rule 2a-7 under the 1940 Act. With respect to the Investors Variable NAV Treasury Money Market Fund, such Fund’s policy to invest its assets exclusively in cash, short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury (“Treasury Obligations”) and repurchase agreements fully collateralized by cash or Treasury Obligations, is effective September 30, 2015, and will be in accordance with Rule 2a-7 under the 1940 Act.

Each Fund is managed according to Rule 2a-7 under the 1940 Act. Rule 2a-7 requires that each Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are “Eligible Securities” as defined by the Securities and Exchange Commission (“SEC”) and described in the Prospectus. The Rule also requires that each Fund maintain a dollar-weighted average portfolio maturity (not more than 60 days) and a dollar-weighted average portfolio maturity without regard to maturity shortening provisions applicable to variable and floating rate securities (also known as dollar-weighted average portfolio life) of 120 days or less appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the

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disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Rule requires a Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

Each Fund is required to comply with SEC requirements with respect to the liquidity of the Fund’s investments. Specifically, each Fund (except the Investors Variable NAV AMT-Free Municipal Money Market Fund) is required to hold at least 10% of its total assets in “daily liquid assets,” and each Fund is required to hold at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investors Variable NAV Money Market Fund seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets.

Investors Variable NAV AMT-Free Municipal Money Market Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace.

Investors Variable NAV U.S. Government Money Market Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash; securities issued or guaranteed by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing; and repurchase agreements that are collateralized fully by cash or such securities.

Investors Variable NAV Treasury Money Market Fund seeks to achieve its objective by investing, under normal circumstances, its assets exclusively in Treasury Obligations and repurchase agreements that are collateralized fully by cash and such securities.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

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Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the

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seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 has resulted, and continues to result, in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than

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holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

To the extent such obligations are U.S. dollar-denominated, each Fund (other than the Investors Variable NAV U.S. Government Money Market Fund) may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign

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bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, each Fund may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security,
•	enhance the security’s credit quality, and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

FOREIGN INVESTMENTS. To the extent consistent with its investment objective and strategies, each Fund may invest in U.S. dollar denominated foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Investors Variable NAV Money Market Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World

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Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

To the extent consistent with their investment objective and strategies, each Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 53.

The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 53.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser.

A Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its

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economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

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ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest up to 5% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. To the extent consistent with its investment objective and policies, a Fund may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which

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typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

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To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

LENDING OF SECURITIES. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. The Investors Variable NAV AMT-Free Municipal Money Market Fund invests its assets primarily in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

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Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their respective investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. The Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. The Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

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To the extent consistent with their respective investment objectives and strategies, the Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in “tax credit bonds.” A tax credit bond is defined in the Internal Revenue Code of 1986, as amended (the “Code”), as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Investors Variable NAV AMT-Free Municipal Money Market Fund and the Fund’s liquidity and value. In such an event, the Board of Trustees would reevaluate the Fund’s investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar

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period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

The Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of the Investors Variable NAV AMT-Free Municipal Money Market Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are located in the same state.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” above).

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REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

STANDBY COMMITMENTS. The Investors Variable NAV AMT-Free Municipal Money Market Fund may enter into standby commitments with respect to municipal instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. The Investors Variable NAV AMT-Free Municipal Money Market Fund expects that standby commitments generally will be available without the payment of any direct or indirect consideration.

The Investors Variable NAV AMT-Free Municipal Money Market Fund intends to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, each of the Funds may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust (“UIT”) or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various

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derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objectives and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

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With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The Funds will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Funds. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor’s® Ratings Services (“S&P”), Dominion Bond Rating Service Limited (“Dominion”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON BONDS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market

20

prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 56.

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Fund reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as

21

may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund’s total assets.

The freedom of action reserved in Investment Restriction No. 6 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of U.S. banks is subject to the requirement that the U.S. parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for “Eligible Securities” as described in the Prospectus.

Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Investors Variable NAV AMT-Free Municipal Money Market Fund, at least 80% of the net assets of the Investors Variable NAV AMT-Free Municipal Money Market Fund plus the amount of any borrowings for investment purposes (“net assets”) measured at the time of purchase of the Investors Variable NAV AMT-Free Municipal Money Market Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on “private activity bonds,” if any, that is treated as an item of tax preference under the federal alternative minimum tax will not be deemed by the Investors Variable NAV AMT-Free Municipal Money Market Fund to be exempt from regular federal income tax for purposes of determining whether the Investors Variable NAV AMT-Free Municipal Money Market Fund meets this fundamental policy.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, a Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the

22

percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices as described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Notwithstanding Investment Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

The Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund’s total assets at the time of purchase, except that 25% of the value of the total assets of the Fund may be invested in the securities of any one issuer for a period of up to three business days. Subject to certain exceptions, immediately after the acquisition of the security, any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Fund, no more than 10% of the Fund’s total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In accordance with SEC regulations, each Fund will limit its investments in securities that are rated in the two highest short-term rating categories as determined by at least two NRSROs (or one NRSRO if the security is rated by only one NRSRO) but which are not First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) or, if unrated, are not of comparable quality to First Tier Securities (“Second Tier Securities”), to 3% of each Fund’s total assets, with investments in any one such issuer being limited to no more than one-half of 1% of a Fund’s total assets.

In addition to the foregoing, each Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts under which a Fund has the right to sell the securities to third parties.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Although the foregoing Investment Restrictions would permit the Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as

23

the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible web site. Information posted on the Trust’s web site may be separately provided to any person commencing the day after it is first published on the Trust’s web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (R.R. Donnelley) and the Funds’ proxy voting service (Institutional Shareholder Services, Inc.); certain rating and ranking organizations including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Funds currently publish on the Trust’s web site, www.northernfunds.com, complete month-end portfolio holdings for each Fund subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Funds also publish on the Trust’s web site, no later than the fifth business day of each month and for a period of not less than six months, certain information regarding their portfolio holdings as of the last business day of the prior month. A Fund may publish on the web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings for the Funds also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Certain information with respect to the Money Market Funds will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Trust’s web site. Shareholders may obtain a Fund’s Forms N-CSR, N-Q and N-MFP filings on the SEC’s web site at www.sec.gov. In addition, the Funds’ Forms N-CSR, N-Q and N-MFP filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 55 portfolios in the Northern Funds Complex—Northern Funds offers 47 portfolios and Northern Institutional Funds offers 8 portfolios.*

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 71 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

*	Ms. Skinner and Mr. Potter each oversee a total of 46 portfolios in the Northern Funds Complex—38 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Edward J. Condon, Jr. Age: 75 Trustee since 2000

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Director of LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Director of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 65 Trustee since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•    Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•    Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•    Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 71 Trustee since 2000 and Chairperson since 2015

•    Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•    Trustee of Rush University Medical Center since 2007;

•    Trustee of Wellesley College since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Thomas A. Kloet Age: 57 Trustee since 2015

•    Executive Director and Chief Executive Officer, TMX Group, Limited (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq OMX Group, Inc.

Cynthia R. Plouché Age: 58 Trustee since 2014

•    Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•    Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•    Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•    Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company—29 portfolios)

Casey J. Sylla Age: 71 Trustee since 2008	• Board member, University of Wisconsin—Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Stephen N. Potter(4) Age: 58 Trustee since 2008

•     President, Northern Trust Asset Management since 2008;

•     Chairman and President of Northern Trust Investments, Inc. since March 2008;

•     President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•     Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•     Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•     Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.

• None

Mary Jacobs Skinner, Esq.(4) Age: 57 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates.

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OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 57 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015

Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of

Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA

LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing

Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since June 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Richard N. Crabill Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 55 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of 50 South Capital Advisors, LLC since June 2015; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 37 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

Legal Counsel at The Northern Trust Company since 2014;

Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board of Trustees is currently composed of nine Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and two of whom are “interested persons” as defined in the 1940 Act (“interested Trustee”). The Chairperson of the Board of Trustees, Sandra Polk Guthman, is a non-interested Trustee. Stephen N. Potter is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Mary Jacobs Skinner is considered an interested Trustee because her law firm provides legal services to Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

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Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (more than 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK O VERSIGHT. Risk oversight is a part of the Board of Trustees’ general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s Chief Risk Officer prior to their presentation to the Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board of Trustees’ risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

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The Board of Trustees also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board of Trustees at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with the non-interested Trustees and counsel. The CCO updates the Board of Trustees on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

Non-Interested Trustees

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Adviser and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2005 and of Northern Multi-Manager Funds since 2006, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Chairman of the Audit Committee of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years he retired in 1993 to form The Paradigm Group, a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds since 2000 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on the Board of Northern Multi-Manager Funds since 2006.

Mark G. Doll: Mr. Doll has over 40 years of experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he

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was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. From 2010 to June 2015, she also served on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000, Northern Institutional Funds since 1997 and Northern Multi-Manager Funds since 2006.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past five years on the Boards of TMX Group, Limited, Nasdaq OMX Group, Inc., Box Options Exchange, FTSE-TMX Global Debt Capital Markets, Inc., Bermuda Stock Exchange, Inc., the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is a member, and chairs the audit committee, of the Board of Edward-Elmhurst Healthcare and serves on the Board of Elmhurst College. He has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq OMX, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliate paid listing fees to The Nasdaq Stock Market LLC (“Nasdaq”), a subsidiary of Nasdaq OMX, in 2013 and 2014. The total of these payments to Nasdaq was $197,042 and $198,477 in each of 2013 and 2014, respectively, representing approximately .006% of Nasdaq OMX’s gross revenues in each year. Nasdaq OMX paid The Northern Trust Company, an affiliate of NTI, $313,922 and $272,032, respectively, for managing Nasdaq’s pension funds, representing less than .001% of NTC’s gross revenues in 2013 and 2014. In consideration of the de minimis amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. She currently serves as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. In addition, Ms. Plouché currently serves as Township Assessor for Moraine, Illinois. She has served as a non-interested Trustee of Northern Funds, Northern Institutional Funds, and Northern Multi-Manager Funds since 2014.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters.

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He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin—Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds, Northern Institutional Funds and the Northern Multi-Manager Funds since 2008.

Interested Trustees

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company since 1982, including his present position as president of the Investment Adviser. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the non-interested Trustees believe that Mr. Potter provides an important business perspective with respect to the Investment Adviser and Northern Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and Northern Institutional Funds since 2008.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

STANDING BOARD COMMITTEES. The Board of Trustees has established four standing committees in connection with its governance of the Funds: Audit, Governance, Valuation and Executive.

The Audit Committee consists of four members: Ms. Guthman (ex officio) and Messrs. Bax (Chairperson), Condon and Kloet. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2015, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson), Guthman (ex-officio), and Mr. Condon. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agent and service agreements. During the fiscal year ended March 31, 2015, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

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The Valuation Committee consists of five members: Mses. Guthman (ex officio) and Skinner and Messrs. Sylla (Chairperson), Doll and Potter. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2015, the Valuation Committee convened four times.

The Executive Committee consists of four members: Mses. Guthman (Chairperson) and Plouché and Messrs. Bax and Sylla. The Executive Committee is comprised of the Chairperson of the Board of Trustees as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board of Trustees in the management of the business and affairs of the Funds, to be exercised when circumstances impair the ability of the Board of Trustees or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other portfolios of Northern Funds and Northern Institutional Funds.

Information as of December 31, 2014
Name of Non-Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
William L. Bax	None	Over $100,000
Edward J. Condon, Jr.	None	Over $100,000
Mark G. Doll	None	Over $100,000
Sandra Polk Guthman	None	Over $100,000
Thomas A. Kloet(2)	N/A	N/A
Cynthia R. Plouché	None	None
Casey J. Sylla	None	Over $100,000

Name of Interested Trustee	Dollar Range of Equity Securities in each Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Stephen N. Potter	None	$1 – $10,000
Mary Jacobs Skinner	None	Over $100,000(3)

(1)

The Northern Funds Complex consists of Northern Institutional Funds, Northern Funds and Northern Multi-Manager Funds. As of December 31, 2014, Northern Funds offered 47 portfolios (including 9 Multi- Manager Funds) and Northern Institutional Funds offered 8 portfolios. The Funds included in this SAI have not commenced operations as of the date of this SAI.

(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Diversified Assets Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

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The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2015:

Non-Interested Trustees

Total Compensation from Fund Complex(1)
William L. Bax	$228,750
Edward J. Condon, Jr.	228,750
Mark G. Doll	196,250
Sandra Polk Guthman	260,000
Thomas A. Kloet(2)	N/A
Cynthia R. Plouché(3)	170,744
Richard P. Strubel(4)	191,250
Casey J. Sylla	228,750

Interested Trustees

	Total Compensation from Fund Complex(1)
Stephen N. Potter(5)	None
Mary Jacobs Skinner	$196,250	(6)

(1)	As of March 31, 2015, the Northern Funds Complex consisted of Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(2)	Mr. Kloet was appointed to the Board of Trustees on May 21, 2015, such appointment effective July 1, 2015.
(3)	Ms. Plouché was elected a Trustee on May 19, 2014.
(4)	Mr. Strubel retired as a Trustee of the Trust effective December 31, 2014.
(5)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.
(6)	For the fiscal year ended March 31, 2015, Ms. Skinner earned $48 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of the Trust or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, O’Rourke, Pecora, Pryszcz, Rein and Wennlund are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

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CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI, a subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Funds. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations.

As of June 30, 2015, Northern Trust Corporation, through its affiliates, had assets under custody of $6.18 trillion, and assets under investment management of $945.6 billion.

Management Agreement

Under the Management Agreement between the Funds and NTI, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees, and was approved by the initial shareholder of the Funds prior to the initial offering of shares of the Funds.

In connection with portfolio transactions for the Funds, which are generally done at a net price without a broker’s commission, the Management Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased

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for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Funds pursuant to the Management Agreement. Subject to the general supervision of the Trust’s Board of Trustees, the Investment Adviser provides supervision of all aspects of the Funds’ operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Funds’ federal and state tax returns (other than those required to be filed by the Funds’ custodian and transfer agent) and providing shareholder tax information to the Funds’ transfer agent; (f) assisting the Funds’ Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Funds which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Funds’ service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Funds’ arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Funds and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Funds’ registration statement and other SEC filings for the Funds; and (m) computing and determining on the days and at the times specified in the Funds’ then-current Prospectuses, the net asset value of each share of each Fund and the net income of each Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses.

From time to time, the Investment Adviser may voluntarily waive a portion or all of the fees otherwise payable to it with respect to the Funds or voluntarily reimburse additional Fund expenses. Any such voluntary reimbursement would be in addition to the Investment Adviser’s contractual agreement to reimburse a portion of the Funds’ expenses described below under “Expenses,” and could be implemented, increased or decreased, or discontinued at any time.

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As compensation for advisory services and administration services and the assumption of related expenses, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets).

Fund	Contractual Management Fee Rate
Investors Variable NAV Money Market	0.33%
Investors Variable NAV AMT-Free Municipal Money Market	0.33%
Investors Variable NAV U.S. Government Money Market	0.33%
Investors Variable NAV Treasury Money Market	0.33%

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Funds, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement.

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) is responsible for the Funds’ foreign custody arrangements pertaining to its activities under the Custody Agreement, and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Funds’ property and shall be liable to and shall indemnify the Trust from and against any loss which occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

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As compensation for the domestic custody services rendered with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the CPI-U, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

Unless sooner terminated, the Trust’s Management Agreement will continue in effect with respect to each Fund until June 30, 2016. Thereafter, the Management Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, on 60 days’ written notice. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months written notice. The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian by not less than 90 days’ written notice.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust Corporation or an affiliate, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

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The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates, or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

BOARD CONSIDERATIONS REGARDING THE MANAGEMENT AGREEMENT FOR THE FUNDS

The Board’s considerations regarding the approval of the Management Agreement for the Funds will be contained in the Funds’ first annual or semi-annual report to shareholders following their commencement of operations.

PROXY V OTING

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

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The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:

•	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

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The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary and the Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, are posted in the Account Resources section of the Northern Funds’ web site, www.northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12 month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ web site at www.northernfunds.com or the SEC’s web site, www.sec.gov.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC (“NFD”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material

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fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees. In accordance with the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form

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of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced and will be processed on the next business day in the manner described above.

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The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board of Trustees; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the Funds’ expenses and/or reimburse all or portions of its management fees from the Funds during the current fiscal year. The result of these reimbursements will be to increase the performance of the Funds during the periods for which the reimbursements are made. The contractual reimbursement arrangement is expected to continue until at least July 31, 2016.

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PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain the current 7-day yield and other performance information or visit www.northernfunds.com. Performance reflects contractual reimbursements, as previously discussed in this SAI. If such contractual reimbursements were not in place, a Fund’s performance would have been reduced.

The performance of the Funds may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund.

From time to time, the Funds may advertise their “yields” and “effective yields” and the Investors Variable NAV AMT-Free Municipal Money Market Fund may advertise its “tax equivalent yields” and “tax equivalent effective yields.” These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. “Yield” refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then “annualized.” That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

In arriving at quotations as to “yield,” the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

“Effective yield” is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “effective yield” with respect to the shares of a Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The “tax-equivalent yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free yield. It is calculated by taking that portion of the seven-day “yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent current yield” will always be higher than the Fund’s yield.

“Tax-equivalent yield” is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

The “tax-equivalent effective yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free effective yield. It is calculated by taking that portion of the seven-day “effective yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent effective yield” will always be higher than the Fund’s effective yield.

“Tax-equivalent effective yield” is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

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Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in the Funds are not reflected in the calculation of yields for the Funds.

A Fund also may quote, from time to time, total return in accordance with SEC regulations.

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications

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to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

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NET ASSET VALUE

Each Fund’s portfolio securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System (“NMS”) are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NMS also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined by taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day

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credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

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Any capital loss carryovers realized by a Fund will be permitted to be carried forward indefinitely, to retain their character as short or long term capital losses and to be used by the Fund to offset capital gains recognized by the Fund.

FEDERAL—TAX-EXEMPT INFORMATION

As described in the Prospectus, the Investors Variable NAV AMT-Free Municipal Money Market Fund (referred to in this section as the “Fund” or the “Tax-Exempt Fund”) is designed to provide investors with federally tax-exempt interest income. The Tax-Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax-Exempt Fund’s dividends being tax-exempt. In addition, the Tax-Exempt Fund may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

In order for the Tax-Exempt Fund to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the total assets of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice furnished to shareholders. But the aggregate amount of dividends so designated by the Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In purchasing tax-exempt obligations, the Tax-Exempt Fund intends to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Tax-Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Tax-Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Fund in determining certain adjustments for alternative minimum tax purposes.

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The Tax-Exempt Fund will determine annually the percentages of its net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt Fund. The Tax-Exempt Fund is required to report to the Internal Revenue Service the amount of exempt interest dividends paid to a shareholder.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

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DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s 51 existing series, which represent interests in the Trust’s 51 respective portfolios, four of which are discussed in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds of the Trust normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, or any change in a fundamental investment policy would be effectively acted upon with respect to an investment

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portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

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Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

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OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s web site at www.sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR”—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are, and must be construed solely as, statements of forward-looking opinions as to the creditworthiness of an issuer, which are based on the quantitative and qualitative analyses done by DBRS in accordance with applicable methodologies, models and criteria (“Methodologies”). Credit ratings are not statements of fact. DBRS credit ratings exclusively address credit risk and not any other types of risk. Although there are numerous non-credit risks that can impact the performance of ratings, these are not captured in credit ratings. Non-credit risks include (among others) market risk, market liquidity risk, covenant risk and non-cumulative risk.

The data and information received on which DBRS bases its opinions is not audited or verified by DBRS. Ratings may be upgraded, downgraded, placed “under review” with the appropriate Implications designation, confirmed and discontinued. Certain ratings are also assigned trends that may change over time.

DRBS uses rating symbols as a concise method of expressing its opinion to the market.

PART C: OTHER INFORMATION

ITEM 28.     EXHIBITS

The following exhibits are incorporated herein by reference to:

Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) filed on June 12, 1996 (Accession No. 0000893220-96-000957) (“PEA No. 9”),

Post-Effective Amendment No. 11 to such Registration Statement filed on July 29, 1996 (Accession No. 0000893220-96-001248) (“PEA No. 11”),

Post-Effective Amendment No. 12 to such Registration Statement filed on October 30, 1996 (Accession No. 0000893220-96-001771) (“PEA No. 12”),

Post-Effective Amendment No. 16 to such Registration Statement filed on July 31, 1997 (Accession No. 0000893220-97-001320) (“PEA No. 16”),

Post-Effective Amendment No. 19 to such Registration Statement filed on March 20, 1998 (Accession No. 0000893220-98-000578) (“PEA No. 19”),

Post-Effective Amendment No. 22 to such Registration Statement filed on May 28, 1999 (Accession No. 0000893220-99-000673) (“PEA No. 22”),

Post-Effective Amendment No. 27 to such Registration Statement filed on October 15, 1999 (Accession No. 0000893220-99-001176) (“PEA No. 27”),

Post-Effective Amendment Nos. 30 and 31 to such Registration Statement filed on May 15, 2000 (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136) (“PEA Nos. 30 and 31”),

Post-Effective Amendment No. 34 to such Registration Statement filed on August 1, 2000 (Accession No. 0000948221-00-000340) (“PEA No. 34”),

Post-Effective Amendment No. 35 to such Registration Statement filed on March 9, 2001 (Accession No. 0000912057-01-007427) (“PEA No. 35”),

Post-Effective Amendment No. 37 to such Registration Statement filed on July 30, 2001 (Accession No. 0000912057-01-525747) (“PEA No. 37”),

Post-Effective Amendment No. 38 to such Registration Statement filed on May 30, 2002 (Accession No. 0000912057-02-022419) (“PEA No. 38”),

Post-Effective Amendment No. 39 to such Registration Statement filed on July 29, 2003 (Accession No. 0001047469-03-025437) (“PEA No. 39”),

Post-Effective Amendment No. 40 to such Registration Statement filed on July 26, 2004 (Accession No. 0000950137-04-005850) (“PEA No. 40”),

Post-Effective Amendment No. 41 to such Registration Statement filed on December 1, 2004 (Accession No. 0000950137-04-010606) (“PEA No. 41”),

Post-Effective Amendment No. 42 to such Registration Statement filed on May 25, 2005 (Accession No. 0000950137-05-006454) (“PEA No. 42”),

Post-Effective Amendment No. 45 to such Registration Statement filed on December 16, 2005 (Accession No. 0000950137-05-015036) (“PEA No. 45”),

Post-Effective Amendment No. 46 to such Registration Statement filed on March 27, 2006 (Accession No. 0000950137-06-003828) (“PEA No. 46”),

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Post-Effective Amendment No. 49 to such Registration Statement filed on June 22, 2006 (Accession No. 0000950137-06-007089) (“PEA No. 49”),

Post-Effective Amendment No. 50 to such Registration Statement filed on July 28, 2006 (Accession No. 0000950137-06-008268) (“PEA No. 50”),

Post-Effective Amendment No. 53 to such Registration Statement filed on May 30, 2007 (Accession No. 0000950137-07-008254), (“PEA No. 53”)

Post-Effective Amendment No. 57 to such Registration Statement filed on August 13, 2007 (Accession No. 0000950137-07-012261) (“PEA No. 57”),

Post-Effective Amendment No. 58 to such Registration Statement filed on September 7, 2007 (Accession No. 0000950137-07-013913) (“PEA No. 58”),

Post-Effective Amendment No. 59 to such Registration Statement filed on July 1, 2008 (Accession No. 0001193125-08-145069) (“PEA No. 59”),

Post-Effective Amendment No. 60 to such Registration Statement filed on July 29, 2008 (Accession No. 0001193125-08-160161) (“PEA No. 60”),

Post-Effective Amendment No. 62 to such Registration Statement filed on September 11, 2008 (Accession No. 0001193125-08-194615) (“PEA No. 62”),

Post-Effective Amendment No. 63 to such Registration Statement filed on November 17, 2008 (Accession No. 0001193125-08-237777) (“PEA No. 63”),

Post-Effective Amendment No. 64 to such Registration Statement filed on March 31, 2009 (Accession No. 0001193125-09-069646) (“PEA No. 64”),

Post-Effective Amendment No. 65 to such Registration Statement filed on June 22, 2009 (Accession No. 0001193125-09-134909) (“PEA No. 65”),

Post-Effective Amendment No. 68 to such Registration Statement filed on September 8, 2009 (Accession No. 0001193125-09-188660) (“PEA No. 68”),

Post-Effective Amendment No. 69 to such Registration Statement filed on January 4, 2010 (Accession No. 0001193125-10-000472) (“PEA No. 69”),

Post-Effective Amendment No. 71 to such Registration Statement filed on May 28, 2010 (Accession No. 0000950130-10-000276) (“PEA No. 71”),

Post-Effective Amendment No. 74 to such Registration Statement filed on July 29, 2010 (Accession No. 0001193125-10-170156) (“PEA No. 74”),

Post-Effective Amendment No. 75 to such Registration Statement filed on July 29, 2010 (Accession No. 0001193125-10-170532) (“PEA No. 75”),

Post-Effective Amendment No. 76 to such Registration Statement filed on May 16, 2011 (Accession No. 0001193125-11-141481) (“PEA No. 76”),

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Post-Effective Amendment No. 77 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199060) (“PEA No. 77”),

Post-Effective Amendment No. 78 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199111) (“PEA No. 78”),

Post-Effective Amendment No. 81 to such Registration Statement filed on March 21, 2012 (Accession No. 0001193125-12-125352) (“PEA No. 81”),

Post-Effective Amendment No. 83 to such Registration Statement filed on April 25, 2012 (Accession No. 0001193125-12-181937) (“PEA No. 83”),

Post-Effective Amendment No. 85 to such Registration Statement filed on July 23, 2012 (Accession No. 0001193125-12-310485) (“PEA No. 85”),

Post-Effective Amendment No. 86 to such Registration Statement filed on July 23, 2012 (Accession No. 0001193125-12-310585) (“PEA No. 86”),

Post-Effective Amendment No. 91 to such Registration Statement filed on August 17, 2012 (Accession No. 0001193125-12-360787) (“PEA No. 91”),

Post-Effective Amendment No. 93 to such Registration Statement filed on December 7, 2012 (Accession No. 0001193125-12-495705) (“PEA No. 93”),

Post-Effective Amendment No. 95 to such Registration Statement filed on March 22, 2013 (Accession No. 0001193125-13-121464) (“PEA No. 95”),

Post-Effective Amendment No. 98 to such Registration Statement filed on July 22, 2013 (Accession No. 0001193125-13-297456) (“PEA No. 98”),

Post-Effective Amendment No. 102 to such Registration Statement filed on October 15, 2013 (Accession No. 0001193125-13-400061) (“PEA No. 102”),

Post-Effective Amendment No. 104 to such Registration Statement filed on July 24, 2014 (Accession No. 0001193125-14-279075) (“PEA No. 104”), and

Post-Effective Amendment No. 105 to such Registration Statement filed on July 24, 2014 (Accession No. 0001193125-14-279120) (“PEA No. 105”).

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a)	(1)	Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

	(2)	Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to PEA No. 34.

	(3)	Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

	(4)	Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to PEA No. 35.

	(5)	Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

	(6)	Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 filed as Exhibit (a)(6) to PEA No. 39.

	(7)	Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 filed as Exhibit (a)(7) to PEA No. 41.

	(8)	Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 filed as Exhibit (a)(8) to PEA No. 42.

	(9)	Amendment No. 8 to the Agreement and Declaration of Trust dated May 6, 2005 filed as Exhibit (a)(9) to PEA No. 42.

	(10)	Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 filed as Exhibit (a)(10) to PEA No. 45.

	(11)	Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 filed as Exhibit (a)(11) to PEA No. 46.

	(12)	Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(12) to PEA No. 49.

	(13)	Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 filed as Exhibit (a)(13) to PEA No. 49.

	(14)	Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(14) to PEA No. 49.

	(15)	Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 filed as Exhibit (a)(15) to PEA No. 50.

	(16)	Amendment No. 15 to the Agreement and Declaration of Trust dated February 16, 2007 filed as Exhibit (a)(16) to PEA No. 53.

	(17)	Amendment No. 16 to the Agreement and Declaration of Trust dated February 15, 2007 filed as Exhibit (a)(17) to PEA No. 53.

	(18)	Amendment No. 17 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(18) to PEA No. 57.

	(19)	Amendment No. 18 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(19) to PEA No. 57.

	(20)	Amendment No. 19 to the Agreement and Declaration of Trust dated November 2, 2007 filed as Exhibit (a)(20) to PEA No. 60.

	(21)	Amendment No. 20 to the Agreement and Declaration of Trust dated August 8, 2008 filed as Exhibit (a)(21) to PEA No. 63.

	(22)	Amendment No. 21 to the Agreement and Declaration of Trust dated November 7, 2008 filed as Exhibit (a)(22) to PEA No. 63.

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	(23)	Amendment No. 22 to the Agreement and Declaration of Trust dated May 8, 2009 filed as Exhibit (a)(23) to PEA No. 65.

	(24)	Amendment No. 23 to the Agreement and Declaration of Trust dated August 28, 2009 filed as Exhibit (a)(24) to PEA No. 68.

	(25)	Amendment No. 24 to the Agreement and Declaration of Trust dated December 14, 2009 filed as Exhibit (a)(25) to PEA No. 71.

	(26)	Amendment No. 25 to the Agreement and Declaration of Trust effective May 14, 2010 filed as Exhibit (a)(26) to PEA No. 74.

	(27)	Amendment No. 26 to the Agreement and Declaration of Trust effective July 31, 2010 filed as Exhibit (a)(27) to PEA No. 74.

	(28)	Amendment No. 27 to the Agreement and Declaration of Trust effective August 11, 2010 filed as Exhibit (a)(28) to PEA No. 76.

	(29)	Amendment No. 28 to the Agreement and Declaration of Trust effective February 18, 2011 filed as Exhibit (a)(29) to PEA No. 76.

	(30)	Amendment No. 29 to the Agreement and Declaration of Trust effective May 18, 2012 filed as Exhibit (a)(30) to PEA No. 86.

	(31)	Amendment No. 30 to the Agreement and Declaration of Trust effective August 9, 2012 filed as Exhibit (a)(31) to PEA No. 91.

	(32)	Amendment No. 31 to the Agreement and Declaration of Trust effective November 9, 2012 filed as Exhibit (a)(32) to PEA No. 93.

	(33)	Amendment No. 32 to the Agreement and Declaration of Trust effective February 15, 2013 filed as Exhibit (a)(33) to PEA No. 95.

	(34)	Amendment No. 33 to the Agreement and Declaration of Trust effective August 22, 2013 filed as Exhibit (a)(34) to PEA No. 102.

	(35)	Amendment No. 34 to the Agreement and Declaration of Trust effective August 22, 2013 filed as Exhibit (a)(35) to PEA No. 104.

	(36)	Amendment No. 35 to the Agreement and Declaration of Trust effective February 14, 2014 filed as Exhibit (a)(36) to PEA No. 104.

	(37)	Amendment No. 36 to the Agreement and Declaration of Trust effective December 5, 2014 is filed herewith.

b)	(1)	Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(1) to PEA No. 38.

	(2)	Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 filed as Exhibit (b)(2) to PEA No. 39.

	(3)	Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 filed as Exhibit (b)(3) to PEA No. 39.

	(4)	Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 filed as Exhibit (b)(4) to PEA No. 40.

	(5)	Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 filed as Exhibit (b)(5) to PEA No. 41.

	(6)	Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 filed as Exhibit (b)(6) to PEA No. 50.

	(7)	Amendment No. 6 to the Amended and Restated By-Laws adopted February 14, 2008 filed as Exhibit (b)(7) to PEA No. 60.

	(8)	Amendment No. 7 to the Amended and Restated By-Laws adopted November 5, 2010 filed as Exhibit (b)(8) to PEA No. 76.

c)		Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

d)	(1)	Management Agreement between Northern Funds and Northern Trust Investments, Inc. dated June 30, 2014 is filed as Exhibit (d)(1) to PEA No. 104.

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(2)	Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(2) to PEA No. 104.

(3)	Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated May 5, 2006 filed as Exhibit (d)(19) to PEA No. 49.

(4)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated August 3, 2007 filed as Exhibit (d)(22) to PEA No. 58.

(5)	Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated November 7, 2008 filed as Exhibit (d)(26) to PEA No. 64.

(6)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated August 28, 2009 filed as Exhibit (d)(24) to PEA No. 68.

(7)	Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement among Northern Funds, The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. dated May 18, 2012 filed as Exhibit (d)(25) to PEA No. 86.

(8)	Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement among Northern Funds Trust, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated August 22, 2013 filed as Exhibit (d)(6) to PEA No. 102.

(9)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(128) to PEA No. 104.

(10)	Expense Reimbursement Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(129) to PEA No. 104.

(11)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. and The Northern Trust Company of Connecticut dated July 31, 2010 filed as Exhibit (d)(25) to PEA No. 75.

(12)	Assumption Agreement among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut dated October 1, 2009 filed as Exhibit (d)(33) to PEA No. 69.

(13)	Amended and Restated Investment Advisory and Ancillary Services Agreement dated November 15, 2007 (with respect to the Global Sustainability Index Fund) and January 29, 2008 (with respect to each of the other Funds of the Trust) between Northern Funds, Northern Trust Global Investments, Ltd. and Northern Trust Investments, N.A. filed as Exhibit (d)(24) to PEA No. 59.

(14)	Addendum No. 1 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated August 8, 2008 filed as Exhibit (d)(25) to PEA No. 62.

(15)	Addendum No. 2 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 8, 2009 filed as Exhibit (d)(27) to PEA No. 65.

(16)	Addendum No. 3 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 7, 2010 filed as Exhibit (d)(30) to PEA No. 76.

(17)	Addendum No. 4 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(31) to PEA No. 81.

(18)	Addendum No. 5 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated September 10, 2012 is filed as Exhibit (d)(13) to PEA No. 95.

(19)	Addendum No. 6 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 9, 2012 filed as Exhibit (d)(34) to PEA No. 93.

(20)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. dated July 31, 2010 filed as Exhibit (d)(29) to PEA No. 74.

(21)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. dated July 31, 2010 filed as Exhibit (d)(32) to PEA No. 76.

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(22)	Assumption Agreement among Northern Trust Investments, N.A. and Northern Trust Global Investments Limited dated July 31, 2010 filed as Exhibit (d)(35) to PEA No. 74.

(23)	Assumption Agreement among Northern Trust Investments, N.A., Northern Trust Investments, Inc. and Northern Trust Global Investments Limited dated December 30, 2010 filed as Exhibit (d)(41) to PEA No. 76.

(24)	Assumption Agreement between Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated December 16, 2013 filed as Exhibit (d)(135) to PEA No. 105.

(25)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Investments Ltd. filed as Exhibit (d)(35) to PEA No. 60.

(26)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. filed as Exhibit (d)(36) to PEA No. 60.

(27)	Fee Reduction Commitment dated December 14, 2009 by Northern Trust Investments, N.A. filed as Exhibit (d)(64) to PEA No. 71.

(28)	Fee Reduction Commitment dated July 31, 2010 by Northern Trust Investments, N.A. filed as Exhibit (d)(44) to PEA No. 74.

(29)	Fee Reduction Commitment dated August 9, 2012 by Northern Trust Investments, Inc. filed as Exhibit (d)(54) to PEA No. 91.

(30)	Fee Reduction Commitment dated August 22, 2013 by Northern Trust Investments, Inc. filed as Exhibit (d)(127) to PEA No. 104.

(31)	Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(98) to PEA No. 77.

(32)	Amended and Restated Expense Reimbursement Agreement between Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated July 31, 2011 filed as Exhibit (d)(131) to PEA No. 78.

(33)	Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 4, 2011 filed as Exhibit (d)(129) to PEA No. 81.

(34)	Amendment No. 1 to the Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 18, 2012 filed as Exhibit (d)(133) to PEA No. 85.

(35)	Amendment No. 2 to the Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 9, 2012 filed as Exhibit (d)(130) to PEA No. 93.

(36)	Amended and Restated Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated November 4, 2011 filed as Exhibit (d)(133) to PEA No. 83.

(37)	Amendment No. 1 to the Amended and Restated Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated May 18, 2012 filed as Exhibit (d)(135) to PEA No. 86.

(38)	Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated May 18, 2012 filed as Exhibit (d)(136) to PEA No. 86.

(39)	Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(34) to PEA No. 77.

(40)	Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 4, 2011 filed as Exhibit (d)(130) to PEA No. 81.

(41)	Amendment No. 1 to the Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated February 24, 2012 filed as Exhibit (d)(131) to PEA No. 81.

(42)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated August 9, 2012 is filed as Exhibit (d)(91) to PEA No. 95.

(43)	Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Registrant and Northern Trust Investments, Inc. dated February 15, 2013 is filed as Exhibit (d)(92) to PEA No. 95.

C-7

(44)	Amended and Restated Expense Reimbursement Agreement between Registrant, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated November 9, 2012 filed as Exhibit (d)(91) to PEA No. 98.

(45)	Amended and Restated Expense Reimbursement Agreement between Registrant, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated May 16, 2013 filed as Exhibit (d)(92) to PEA No. 98.

(46)	Amended and Restated Exhibit A to the Amended and Restated Expense Reimbursement Agreement among Registrant, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut filed as Exhibit (d)(40) to PEA No. 102.

(47)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC dated June 22, 2006 filed as Exhibit (d)(30) to PEA No. 49.*

(48)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC filed as Exhibit (d)(34) to PEA No. 69.

(49)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC filed as Exhibit (d)(100) to PEA No. 78.

(50)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC dated October 1, 2012 filed as Exhibit (d)(97) to PEA No. 98.*

(51)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Altrinsic Global Advisors, LLC dated June 30, 2014 filed as Exhibit (d)(145) to PEA No. 105.

(52)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC dated November 19, 2008 filed as Exhibit (d)(58) to PEA No. 64.*

(53)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(35) to PEA No. 69.

(54)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(101) to PEA No. 78.

(55)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors LLC dated October 1, 2012 filed as Exhibit (d)(98) to PEA No. 98.*

(56)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors, LLC dated June 30, 2014 filed as Exhibit (d)(136) to PEA No. 105.

(57)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and BlueBay Asset Management LLP dated November 22, 2013 filed as Exhibit (d)(134) to PEA No. 105.*

(58)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and BlueBay Asset Management LLP dated June 30, 2014 filed as Exhibit (d)(162) to PEA No. 105.

(59)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Brookfield Investment Management Inc. dated May 18, 2012 filed as Exhibit (d)(128) to PEA No. 86.*

(60)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Brookfield Investment Management Inc. dated January 1, 2013 filed as Exhibit (d)(108) to PEA No. 98.*

(61)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Brookfield Investment Management Inc. dated June 30, 2014 filed as Exhibit (d)(141) to PEA No. 105.

(62)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Cardinal Capital Management, L.L.C. dated January 1, 2014 filed as Exhibit (d)(130) to PEA No. 105.*

C-8

(63)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Cardinal Capital Management, L.L.C. dated June 30, 2014 filed as Exhibit (d)(157) to PEA No. 105.

(64)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated September 19, 2012 filed as Exhibit (d)(95) to PEA No. 98.*

(65)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated October 1, 2012 filed as Exhibit (d)(96) to PEA No. 98.*

(66)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and DDJ Capital Management, LLC dated June 30, 2014 filed as Exhibit (d)(164) to PEA No. 105.

(67)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut (formerly Northern Trust Global Advisors, Inc.), Northern Trust Investments, N.A. and Delaware Management Company dated January 4, 2010 filed as Exhibit (d)(98) to PEA No. 75.*

(68)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Delaware Management Company, a series of Delaware Management Business Trust filed as Exhibit (d)(103) to PEA No. 78.

(69)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Delaware Management Company dated October 1, 2012 filed as Exhibit (d)(100) to PEA No. 98.*

(70)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Delaware Investments Fund Advisers dated June 30, 2014 filed as Exhibit (d)(150) to PEA No. 105.

(71)	Assignment and Assumption of Sub-Advisory Agreement among Delaware Management Company and Delaware Investment Fund Advisers dated May 22, 2013 filed as Exhibit (d)(101) to PEA No. 98.

(72)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Denver Investment Advisors LLC dated June 3, 2010 filed as Exhibit (d)(101) to PEA No. 75.*

(73)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Denver Investment Advisors LLC filed as Exhibit (d)(104) to PEA No. 78.

(74)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Denver Investment Advisors, LLC dated October 1, 2012 filed as Exhibit (d)(102) to PEA No. 98.*

(75)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Denver Investment Advisors LLC dated June 30, 2014 filed as Exhibit (d)(158) to PEA No. 105.

(76)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and EARNEST Partners, LLC dated June 15, 2012 filed as Exhibit (d)(127) to PEA No. 86.*

(77)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and EARNEST Partners, LLC dated January 1, 2013 filed as Exhibit (d)(110) to PEA No. 98.*

(78)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and EARNEST Partners, LLC dated June 30, 2014 filed as Exhibit (d)(146) to PEA No. 105.

(79)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Geneva Capital Management Ltd. dated June 22, 2006 filed as Exhibit (d)(31) to PEA No. 49.*

(80)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. filed as Exhibit (d)(40) to PEA No. 69.

(81)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. filed as Exhibit (d)(106) to PEA No. 78.

C-9

(82)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. dated January 1, 2013 filed as Exhibit (d)(112) to PEA No. 98.*

(83)	Amendment No. 2 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd dated March 5, 2013 filed as Exhibit (d)(113) to PEA No. 98.*

(84)	Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Geneva Capital Management Ltd. dated June 30, 2014 filed as Exhibit (d)(154) to PEA No. 105.

(85)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Hotchkis and Wiley Capital Management, LLC dated June 3, 2010 filed as Exhibit (d)(102) to PEA No. 75.*

(86)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Hotchkis & Wiley Capital Management, LLC filed as Exhibit (d)(107) to PEA No. 78

(87)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Hotchkis and Wiley Capital Management, LLC dated January 1, 2013 filed as Exhibit (d)(114) to PEA No. 98.*

(88)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Hotchkis and Wiley Capital Management, LLC dated June 30, 2014 filed as Exhibit (d)(159) to PEA No. 105.

(89)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Huber Capital Management LLC dated August 23, 2013 filed as Exhibit (d)(131) to PEA No. 105.*

(90)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Huber Capital Management, LLC dated June 30, 2014 filed as Exhibit (d)(151) to PEA No. 105.

(91)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Jennison Associates LLC dated August 3, 2007 filed as Exhibit (d)(50) to PEA No. 60.*

(92)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC filed as Exhibit (d)(42) to PEA No. 69.

(93)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC filed as Exhibit (d)(109) to PEA No. 78.

(94)	Amendment No. 1 to Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Jennison Associates, LLC dated January 1, 2012 filed as Exhibit (d)(59) to PEA No. 86.*

(95)	Amendment No. 2 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC dated October 1, 2012 filed as Exhibit (d)(103) to PEA No. 98.*

(96)	Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Jennison Associates LLC dated June 30, 2014 filed as Exhibit (d)(152) to PEA No. 105.

(97)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated August 23, 2013 filed as Exhibit (d)(85) to PEA No. 102.*

(98)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC dated June 30, 2014 filed as Exhibit (d)(163) to PEA No. 105.

(99)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated March 7, 2013 filed as Exhibit (d)(125) to PEA No. 98.*

C-10

(100)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC dated June 30, 2014 filed as Exhibit (d)(142) to PEA No. 105.

(101)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Loomis, Sayles & Company, L.P. dated August 28, 2009 filed as Exhibit (d)(70) to PEA No. 68.*

(102)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company L.P. filed as Exhibit (d)(43) to PEA No. 69.

(103)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company, L.P. filed as Exhibit (d)(110) to PEA No. 78.

(104)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company, LP dated January 1, 2013 filed as Exhibit (d)(115) to PEA No. 98.*

(105)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Loomis, Sayles & Company, L.P. dated June 30, 2014 filed as Exhibit (d)(165) to PEA No. 105.

(106)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated June 22, 2006 filed as Exhibit (d)(33) to PEA No. 49.*

(107)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and LSV Asset Management filed as Exhibit (d)(44) to PEA No. 69.

(108)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and LSV Asset Management filed as Exhibit (d)(111) to PEA No. 78.

(109)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated August 4, 2006 filed as Exhibit (d)(36) to PEA No. 53.

(110)	Amendment No. 2 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and LSV Asset Management dated October 1, 2012 filed as Exhibit (d)(104) to PEA No. 98.*

(111)	Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and LSV Asset Management dated June 30, 2014 filed as Exhibit (d)(155) to PEA No. 105.

(112)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated July 1, 2011 filed as Exhibit (d)(128) to PEA No. 78.*

(113)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated January 1, 2013 filed as Exhibit (d)(116) to PEA No. 98.*

(114)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Neuberger Berman Fixed Income LLC dated June 30, 2014 filed as Exhibit (d)(166) to PEA No. 105.

(115)	Investment Sub-Advisory Agreement among Northern Trust Investments, N.A., The Northern Trust Company of Connecticut and NFJ Investment Group dated October 1, 2010 filed as Exhibit (d)(98) to PEA No. 78.*

(116)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NFJ Investment Group filed as Exhibit (d)(113) to PEA No. 78.

(117)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NFJ Investment Group dated October 1, 2012 filed as Exhibit (d)(105) to PEA No. 98.*

C-11

(118)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and NFJ Investment Group, LLC dated June 30, 2014 filed as Exhibit (d)(147) to PEA No. 105.

(119)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Northern Cross, LLC dated January 26, 2012 filed as Exhibit (d)(128) to PEA No. 83.*

(120)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Northern Cross, LLC dated January 1, 2013 filed as Exhibit (d)(117) to PEA No. 98.*

(121)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Northern Cross, LLC dated June 30, 2014 filed as Exhibit (d)(148) to PEA No. 105.

(122)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Oaktree Capital Management, L.P. dated August 23, 2013 filed as Exhibit (d)(132) to PEA No. 105.*

(123)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Oaktree Capital Management, L.P. dated June 30, 2014 filed as Exhibit (d)(137) to PEA No. 105.

(124)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. dated November 22, 2013 filed as Exhibit (d)(133) to PEA No. 105.*

(125)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(49) to PEA No. 69.

(126)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(114) to PEA No. 78.

(127)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management Inc. dated January 1, 2013 filed as Exhibit (d)(118) to PEA No. 98.*

(128)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and PanAgora Asset Management, Inc. dated June 30, 2014 filed as Exhibit (d)(138) to PEA No. 105.

(129)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Pzena Investment Management LLC dated June 28, 2011 filed as Exhibit (d)(127) to PEA No. 78.*

(130)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Pzena Investment Management LLC dated January 1, 2013 filed as Exhibit (d)(119) to PEA No. 98.*

(131)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Pzena Investment Management, LLC dated June 30, 2014 filed as Exhibit (d)(139) to PEA No. 105.

(132)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Riverbridge Partners LLC dated January 1, 2013 filed as Exhibit (d)(120) to PEA No. 98.*

(133)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Riverbridge Partners, LLC dated June 30, 2014 filed as Exhibit (d)(160) to PEA No. 105.

(134)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Summit Creek Advisors, LLC dated February 21, 2013 filed as Exhibit (d)(124) to PEA No. 98.*

(135)	Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Summit Creek Advisors, LLC dated June 30, 2014 filed as Exhibit (d)(161) to PEA No. 105.

(136)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Systematic Financial Management LP dated May 9, 2008 filed as Exhibit (d)(54) to PEA No. 60.*

C-12

	(137)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP filed as Exhibit (d)(51) to PEA No. 69.

	(138)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP filed as Exhibit (d)(117) to PEA No. 78.

	(139)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP dated January 1, 2013 filed as Exhibit (d)(121) to PEA No. 98.*

	(140)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Systematic Financial Management LP dated June 30, 2014 filed as Exhibit (d)(156) to PEA No. 105.

	(141)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and WestEnd Advisors, LLC dated September 4, 2012 filed as Exhibit (d)(93) to PEA No. 98.*

	(142)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and WestEnd Advisors, LLC dated October 1, 2012 filed as Exhibit (d)(94) to PEA No. 98.*

	(143)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and WestEnd Advisors, LLC dated June 30, 2014 filed as Exhibit (d)(153) to PEA No. 105.

	(144)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC dated November 19, 2008 filed as Exhibit (d)(60) to PEA No. 64.*

	(145)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(54) to PEA No. 69.

	(146)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(122) to PEA No. 78.

	(147)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC dated January 1, 2013 filed as Exhibit (d)(123) to PEA No. 98.*

	(148)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 30, 2014 filed as Exhibit (d)(140) to PEA No. 105.

	(149)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and William Blair & Company, LLC dated March 3, 2008 filed as Exhibit (d)(56) to PEA No. 60.*

	(150)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and William Blair & Company filed as Exhibit (d)(56) to PEA No. 69.

	(151)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and William Blair & Company, LLC filed as Exhibit (d)(123) to PEA No. 78.

	(152)	Amendment No. 1 to the Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and William Blair Company, LLC dated October 1, 2012 filed as Exhibit (d)(109) to PEA No. 98.*

	(153)	Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and William Blair & Company, LLC dated June 30, 2014 filed as Exhibit (d)(149) to PEA No. 105.

e)	(1)	Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated March 31, 2009 filed as Exhibit (e)(1) to PEA No. 71.

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	(2)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated October 15, 2013 filed as Exhibit (e)(7) to PEA No. 102.

f)		None.

g)	(1)	Custody Agreement between Northern Funds and The Northern Trust Company dated June 30, 2014 filed as Exhibit (g)(1) to PEA No. 104.

	(2)	Custodian Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Custodian Agreement”) filed as Exhibit 8(a) to PEA No. 11.

	(3)	Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

	(4)	Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to PEA No. 9.

	(5)	Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to PEA No. 12.

	(6)	Addendum No. 4 to the Custodian Agreement dated August 6, 1996 filed as Exhibit 8(j) to PEA No. 12.

	(7)	Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to PEA No. 16.

	(8)	Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to PEA No. 19.

	(9)	Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to PEA No. 22.

	(10)	Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to PEA No. 27.

	(11)	Addendum No. 11 to the Custodian Agreement dated July 31, 2000 filed as Exhibit (g)(15) to PEA No. 35.

	(12)	Addendum No. 12 to the Custodian Agreement dated August 1, 2000 filed as Exhibit (g)(16) to PEA No. 35.

	(13)	Addendum No. 15 to the Custodian Agreement dated October 30, 2001 filed as Exhibit (g)(16) to PEA No. 38.

	(14)	Addendum No. 16 to the Custodian Agreement dated July 29, 2003 filed as Exhibit (g)(17) to PEA No. 40.

	(15)	Addendum No. 17 to the Custodian Agreement dated February 14, 2005 filed as Exhibit (g)(18) to PEA No. 42.

	(16)	Addendum No. 18 to the Custodian Agreement dated December 5, 2005 filed as Exhibit (g)(19) to PEA No. 45.

	(17)	Addendum No. 19 to the Custodian Agreement dated May 5, 2006 filed as Exhibit (g)(20) to PEA No. 50.

	(18)	Addendum No. 20 to the Custodian Agreement dated February 16, 2007 filed as Exhibit (g)(21) to PEA No. 53.

	(19)	Addendum No. 21 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(22) to PEA No. 58.

	(20)	Addendum No. 22 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(23) to PEA No. 58.

	(21)	Addendum No. 23 to the Custodian Agreement dated May 8, 2009 filed as Exhibit (g)(24) to PEA No. 65.

	(22)	Addendum No. 24 to the Custodian Agreement dated May 7, 2010 filed as Exhibit (g)(25) to PEA No. 76.

	(23)	Addendum No. 25 to the Custodian Agreement dated February 18, 2011 filed as Exhibit (g)(26) to PEA No. 77.

	(24)	Addendum No. 26 to the Custodian Agreement dated February 18, 2011 filed as Exhibit (g)(27) to PEA No. 77.

	(25)	Addendum No. 27 to the Custodian Agreement dated August 9, 2012 filed as Exhibit (g)(28) to PEA No. 93.

	(26)	Addendum No. 28 to the Custodian Agreement dated November 9, 2012 filed as Exhibit (g)(29) to PEA No. 93.

	(27)	Foreign Custody Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Foreign Custody Agreement”) filed as Exhibit 8(g) to PEA No. 11.

	(28)	Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

	(29)	Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000 filed as Exhibit (g)(15) to PEA Nos. 30 and 31.

	(30)	Addendum No. 3 to the Foreign Custody Agreement dated July 31, 2000 filed as Exhibit (g)(19) to PEA No. 35.

	(31)	Addendum No. 4 to the Foreign Custody Agreement dated October 30, 2001 filed as Exhibit (g)(21) to PEA No. 38.

	(32)	Addendum No. 5 to the Foreign Custody Agreement dated July 29, 2003 filed as Exhibit (g)(23) to PEA No. 40.

	(33)	Addendum No. 6 to the Foreign Custody Agreement dated February 14, 2005 filed as Exhibit (g)(25) to PEA No. 42.

	(34)	Addendum No. 7 to the Foreign Custody Agreement dated February 17, 2006 filed as Exhibit (g)(28) to PEA No. 46.

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	(35)	Addendum No. 8 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(29) to PEA No. 50.

	(36)	Addendum No. 9 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(30) to PEA No. 50.

	(37)	Addendum No. 10 to the Foreign Custody Agreement dated November 2, 2007 filed as Exhibit (g)(34) to PEA No. 59.

	(38)	Addendum No. 11 to the Foreign Custody Agreement dated August 8, 2008 filed as Exhibit (g)(35) to PEA No. 62.

	(39)	Addendum No. 12 to the Foreign Custody Agreement dated November 7, 2008 filed as Exhibit (g)(36) to PEA No. 63.

	(40)	Addendum No. 13 to the Foreign Custody Agreement dated August 28, 2009 filed as Exhibit (g)(38) to PEA No. 68.

	(41)	Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company dated July 2, 2001 filed as Exhibit (g)(20) to PEA No. 37.

	(42)	Addendum No. 14 to the Foreign Custody Agreement dated February 18, 2011 filed as Exhibit (g)(43) to PEA No. 77.

	(43)	Addendum No. 15 to the Foreign Custody Agreement dated May 18, 2012 filed as Exhibit (g)(44) to PEA No. 86.

	(44)	Addendum No. 16 to the Foreign Custody Agreement dated August 22, 2013 filed as Exhibit (g)(43) to PEA No. 102.

h)	(1)	Transfer Agency and Service Agreement between Registrant and The Northern Trust Company dated June 30, 2014 filed as Exhibit (h)(1) to PEA No. 104.

	(2)	Transfer Agency Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Transfer Agency Agreement”) filed as Exhibit 8(b) to PEA No. 11.

	(3)	Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

	(4)	Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 9.

	(5)	Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

	(6)	Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

	(7)	Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

	(8)	Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

	(9)	Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

	(10)	Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000 filed as Exhibit (h)(15) to PEA Nos. 30 and 31.

	(11)	Addendum No. 11 to the Transfer Agency Agreement dated July 31, 2000 filed as Exhibit (h)(13) to PEA No. 34.

	(12)	Addendum No. 12 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(15) to PEA No. 35.

	(13)	Addendum No. 13 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(16) to PEA No. 35.

	(14)	Addendum No. 15 to the Transfer Agency Agreement dated October 30, 2001 filed as Exhibit (h)(16) to PEA No. 38.

	(15)	Addendum No. 16 to the Transfer Agency Agreement dated February 14, 2005 filed as Exhibit (h)(17) to PEA No. 42.

	(16)	Addendum No. 17 to the Transfer Agency Agreement dated December 5, 2005 filed as Exhibit (h)(18) to PEA No. 45.

	(17)	Addendum No. 18 to the Transfer Agency Agreement dated February 17, 2006 filed as Exhibit (h)(19) to PEA No. 46.

	(18)	Addendum No. 19 to the Transfer Agency Agreement dated February 17, 2006 filed as Exhibit (h)(20) to PEA No. 46.

	(19)	Addendum No. 20 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(21) to PEA No. 50.

	(20)	Addendum No. 21 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(22) to PEA No. 50.

	(21)	Addendum No. 22 to the Transfer Agency Agreement dated February 16, 2007 filed as Exhibit No. (h)(23) to PEA No. 53.

	(22)	Addendum No. 23 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(24) to PEA No. 58.

	(23)	Addendum No. 24 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(25) to PEA No. 58.

	(24)	Addendum No. 25 to the Transfer Agency Agreement dated November 2, 2007 filed as Exhibit (h)(26) to PEA No. 59.

	(25)	Addendum No. 26 to the Transfer Agency Agreement dated August 8, 2008 filed as Exhibit (h)(27) to PEA No. 62.

	(26)	Addendum No. 27 to the Transfer Agency Agreement dated November 7, 2008 filed as Exhibit (h)(28) to PEA No. 63.

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(27)	Addendum No. 28 to the Transfer Agency Agreement dated May 8, 2009 filed as Exhibit (h)(29) to PEA No. 65.

(28)	Addendum No. 29 to the Transfer Agency Agreement dated August 28, 2009 filed as Exhibit (h)(30) to PEA No. 68.

(29)	Addendum No. 30 to the Transfer Agency Agreement dated May 7, 2010 filed as Exhibit (h)(31) to PEA No. 76.

(30)	Addendum No. 31 to the Transfer Agency Agreement dated February 18, 2011 filed as Exhibit (h)(32) to PEA No. 77.

(31)	Addendum No. 32 to the Transfer Agency Agreement dated February 18, 2011 filed as Exhibit (h)(33) to PEA No. 77.

(32)	Addendum No. 33 to the Transfer Agency Agreement dated May 18, 2012 filed as Exhibit (h)(34) to PEA No. 86.

(33)	Addendum No. 34 to the Transfer Agency Agreement dated August 9, 2012 filed as Exhibit (h)(35) to PEA No. 93.

(34)	Addendum No. 35 to the Transfer Agency Agreement dated November 9, 2012 filed as Exhibit (h)(36) to PEA No. 93.

(35)	Addendum No. 36 to the Transfer Agency Agreement dated August 22, 2013 filed as Exhibit (h)(34) to PEA No. 102.

(36)	Amended and Restated Service Plan, adopted as of April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

(37)	Amended and Restated Service Plan adopted on April 1, 1994 and amended on May 2, 2000 and filed as Exhibit (h)(16) to PEA No. 34 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(19) to PEA 40.

(38)	Administration Agreement by and between Registrant and Northern Trust Investments, N.A. dated January 1, 2009 (“Administration Agreement”) filed as Exhibit (h)(34) to PEA No. 65.

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	(39)	Amended and Restated Schedule C to the Administration Agreement dated November 9, 2012 filed as Exhibit (h)(49) to PEA No. 93.

	(40)	Amended and Restated Schedule A to the Administration Agreement filed as Exhibit (h)(48) to PEA No. 102.

	(41)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Core Bond Portfolio, Short Bond Portfolio and U.S. Treasury Index Portfolio and Northern Funds, on behalf of its Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, dated August 9, 2012 is filed as Exhibit (h)(47) to PEA No. 95.

	(42)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Acquired Funds and Northern Funds, on behalf of its Acquiring Funds, dated August 9, 2012 is filed as Exhibit (h)(48) to PEA No. 95.

	(43)	Plan of Reorganization by Northern Funds, on behalf of its Large Cap Growth Fund and its Large Cap Core Fund, and Northern Trust Investments, Inc. (“NTI”) is filed herewith.

i)		Opinion and Consent of Drinker Biddle & Reath LLP is filed herewith.

j)	(1)	Consent of Drinker Biddle & Reath LLP (included in Exhibit (i) above).

	(2)	Consent of Deloitte & Touche LLP is filed herewith.

k)		None.

l)	(1)	Purchase Agreement dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

	(2)	Purchase Agreement dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

	(3)	Purchase Agreement dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

	(4)	Purchase Agreement dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

	(5)	Purchase Agreement dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

	(6)	Purchase Agreement dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

	(7)	Purchase Agreement dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

	(8)	Purchase Agreement dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

	(9)	Purchase Agreement dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

	(10)	Purchase Agreement dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

	(11)	Purchase Agreement dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

	(12)	Purchase Agreement dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA Nos. 30 and 31.

	(13)	Purchase Agreement dated August 2, 2000 for shares of the Large Cap Value Fund filed as Exhibit (l)(1) to PEA No. 35.

	(14)	Purchase Agreement dated February 14, 2005 for shares of the Mid Cap Index Fund filed as Exhibit (l)(19) to PEA No. 42.

	(15)	Purchase Agreement dated February 14, 2005 for shares of the International Equity Index Fund filed as Exhibit (l)(20) to PEA No. 42.

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(16)	Purchase Agreement dated December 5, 2005 for shares of the Enhanced Large Cap Fund filed as Exhibit (l)(21) to PEA No. 45.

(17)	Purchase Agreement dated February 17, 2006 for shares of the Emerging Markets Equity Fund filed as Exhibit (l)(22) to PEA No. 46.

(18)	Purchase Agreement dated May 5, 2006 for shares of the Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, and Multi-Manager International Equity Fund filed as Exhibit (l)(23) to PEA No. 50.

(19)	Purchase Agreement dated May 5, 2006 for shares of the Global Real Estate Index Fund filed as Exhibit (l)(24) to PEA No. 50.

(20)	Purchase Agreement dated February 16, 2007 for shares of the Bond Index Fund filed as Exhibit (l)(25) to PEA No. 53.

(21)	Purchase Agreement dated August 3, 2007 for shares of the Multi-Manager Large Cap Fund filed as Exhibit (l)(26) to PEA No. 58.

(22)	Purchase Agreement dated August 3, 2007 for shares of the Short-Intermediate Tax-Exempt Fund filed as Exhibit (l)(27) to PEA No. 58.

(23)	Purchase Agreement dated November 2, 2007 for shares of the Global Sustainability Index Fund filed as Exhibit (l)(28) to PEA No. 59.

(24)	Purchase Agreement dated August 8, 2008 for shares of the Developed International Small Cap Index Fund filed as Exhibit (l)(29) to PEA No. 62.

(25)	Purchase Agreement dated November 17, 2008 for shares of the Multi-Manager Emerging Markets Equity Fund filed as Exhibit (l)(30) to PEA No. 63.

(26)	Purchase Agreement dated November 17, 2008 for shares of the Multi-Manager Global Real Estate Fund filed as Exhibit (l)(31) to PEA No. 63.

(27)	Purchase Agreement dated May 8, 2009 for shares of the Ultra-Short Fixed Income Fund filed as Exhibit (l)(32) to PEA No. 65.

(28)	Purchase Agreement dated May 8, 2009 for shares of the Tax-Advantaged Ultra-Short Fixed Income Fund filed as Exhibit (l)(33) to PEA No. 65.

(29)	Purchase Agreement dated August 29, 2009 for shares of the Multi-Manager High Yield Opportunity Fund filed as Exhibit (l)(34) to PEA No. 68.

(30)	Purchase Agreement dated May 20, 2011 for shares of the Global Tactical Asset Allocation Fund filed as Exhibit (l)(38) to PEA No. 77.

(31)	Purchase Agreement dated May 18, 2012 for shares of the Multi-Manager Global Listed Infrastructure Fund filed as Exhibit (l)(39) to PEA No. 86.

(32)	Purchase Agreement dated August 9, 2012 for shares of the Core Bond Fund is filed as Exhibit (l)(32) to PEA No. 95.

(33)	Purchase Agreement dated August 9, 2012 for shares of the Short Bond Fund is filed as Exhibit (l)(33) to PEA No. 95.

(34)	Purchase Agreement dated August 9, 2012 for shares of the U.S. Treasury Index Fund is filed as Exhibit (l)(34) to PEA No. 95.

(35)	Purchase Agreement dated November 9, 2012 for shares of the Investors Variable NAV Money Market Fund filed as Exhibit (l)(40) to PEA No. 93.

(36)	Purchase Agreement dated November 9, 2012 for shares of the Investors Variable NAV AMT-Free Municipal Money Market Fund filed as Exhibit (l)(41) to PEA No. 93.

(37)	Purchase Agreement dated November 9, 2012 for shares of the Investors Variable NAV U.S. Government Money Market Fund filed as Exhibit (l)(42) to PEA No. 93.

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	(38)	Purchase Agreement dated November 9, 2012 for shares of the Investors Variable NAV Treasury Money Market Fund filed as Exhibit (l)(43) to PEA No. 93.

	(39)	Purchase Agreement dated October 15, 2013 for shares of the Multi-Manager Emerging Markets Debt Opportunity Fund filed as Exhibit (l)(39) to PEA No. 102.

m)	(1)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA No. 27.

	(2)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently amended as of May 2, 2000 and related Agreement filed as Exhibit (m)(2) to PEA No. 81.

n)		None.

o)		None.

p)	(1)	Amended Code of Ethics of the Trust revised on February 19, 2009 filed as Exhibit (p)(1) to PEA No. 65.

	(2)	Amended Code of Ethics of Northern Trust Investments, Inc. adopted February 1, 2005, as amended January 1, 2014, filed as Exhibit (p)(2) to PEA No. 104.

	(3)	Code of Ethics of William Blair Funds and William Blair & Company, L.L.C.’s Investment Management Department, as amended May 9, 2007, February 18, 2010 and April 29, 2014 filed as Exhibit (p)(3) to PEA No. 105.

	(4)	Code of Ethics of EII Realty Securities Inc., dated December 1, 2011 filed as Exhibit (p)(4) to PEA No. 105.

	(5)	Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd., adopted September 20, 2004, as revised March 11, 2011 filed as Exhibit (p)(6) to PEA No. 98.

	(6)	Code of Ethics of Delaware Investments dated October 1, 2013 filed as Exhibit (p)(6) to PEA No. 105.

	(7)	Code of Ethics of Axiom International Investors LLC dated May 2013 filed as Exhibit (p)(9) to PEA No. 98.

	(8)	Code of Ethics of Westwood Global Investments, LLC dated December 31, 2013 filed as Exhibit (p)(8) to PEA No. 105.

	(9)	Code of Ethics of Altrinsic Global Advisors, LLC dated January 1, 2014 filed as Exhibit (p)(9) to PEA No. 105.

	(10)	Code of Ethics of PanAgora Asset Management, Inc., dated December 31, 2012 filed as Exhibit (p)(10) to PEA No. 105.

	(11)	Code of Ethics, Policy on Insider Trading and Personal Trading Policy of Jennison Associates LLC, as amended October 31, 2013 filed as Exhibit (p)(11) to PEA No. 105.

	(12)	Code of Ethics of CBRE Clarion Securities, dated January 2013 filed as Exhibit (p)(12) to PEA No. 105.

	(13)	Code of Ethics and Personal Trading Policy of LSV Asset Management dated October 18, 2013 filed as Exhibit (p)(13) to PEA No. 105.

	(14)	Code of Ethics of Systematic Financial Management, L.P., effective January 2012 filed as Exhibit (p)(16) to PEA No. 98.

	(15)	Code of Ethics of Loomis, Sayles & Company, L.P., effective January 14, 2000, as amended through November 27, 2012 filed as Exhibit (p)(17) to PEA No. 98.

	(16)	Code of Ethics of Riverbridge Partners LLC dated September 1, 2004, as updated August 27, 2013 filed as Exhibit (p)(16) to PEA No. 105.

	(17)	Code of Ethics of Denver Investment Advisors LLC amended effective June 1, 2013 filed as Exhibit (p)(20) to PEA No. 98.

	(18)	Code of Conduct of Hotchkis and Wiley Capital Management, LLC dated December 2, 2013 filed as Exhibit (p)(18) to PEA No. 105.

	(19)	Code of Ethics of Cardinal Capital Management, L.L.C. dated February 2014 filed as Exhibit (p)(19) to PEA No. 105.

	(20)	Code of Business Conduct and Ethics of Pzena Investment Management, Inc. and Pzena Investment Management, LLC, revised as of March 2014, filed as Exhibit (p)(20) to PEA No. 105.

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	(21)	Code of Ethics of Neuberger Berman Fixed Income LLC dated January 2013 filed as Exhibit (p)(24) to PEA No. 98.

	(22)	Code of Ethics of Northern Cross, LLC dated March 18, 2014 filed as Exhibit (p)(22) to PEA No. 105.

	(23)	Code of Ethics of EARNEST Partners, LLC dated August 4, 2008 filed as Exhibit (p)(33) to PEA No. 86.

	(24)	Code of Ethics of Brookfield Investment Management Inc. dated January 10, 2012 filed as Exhibit (p)(24) to PEA No. 105.

	(25)	Code of Ethics of DDJ dated October 10, 2013 filed as Exhibit (p)(25) to PEA No. 105.

	(26)	Code of Ethics of Lazard Asset Management LLC dated January 2012 filed as Exhibit (p)(29) to PEA No. 98.

	(27)	Code of Ethics of Allianz Global Investors U.S. Holdings and subsidiaries dated April 1, 2013 filed as Exhibit (p)(30) to PEA No. 98.

	(28)	Code of Ethics of WestEnd Advisors, LLC dated February 2014 filed as Exhibit (p)(28) to PEA No. 105.

	(29)	Code of Ethics of Summit Creek Advisors, LLC dated May 20, 2011 filed as Exhibit (p)(32) to PEA No. 98.

	(30)	Code of Ethics Summary of BlueBay Asset Management LLP and Code of Conduct of Royal Bank of Canada filed as Exhibit (p)(30) to PEA No. 105.

	(31)	Code of Ethics of Lazard Investment Management dated January 2012 filed as Exhibit (p)(31) to PEA No. 105.

	(32)	Code of Ethics of Oaktree Capital Management, L.P. dated September 2013 filed as Exhibit (p)(32) to PEA No. 105.

	(33)	Code of Ethics of Huber Capital Management, LLC dated April 1, 2007, as revised November 30, 2012 filed as Exhibit (p)(33) to PEA No. 105.

q)	(1)	Power of Attorney dated May 21, 2015 for Northern Funds is filed herewith.

	(2)	Power of Attorney dated May 21, 2014 for Northern Multi-Manager Funds filed as Exhibit (q)(2) to PEA No. 105.

*	Portions of this exhibit have been omitted pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission.

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ITEM 29.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Northern Funds is controlled by its Board of Trustees. The Northern Multi-Manager Funds are controlled by the Multi-Manager Funds Board of Trustees.

ITEM 30.    INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated February 7, 2000, as amended, provides for indemnification of the Registrant’s officers and Trustees under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Section 11 of the Northern Funds’ Management Agreement and Section 10 of the Northern Multi-Manager Funds’ Management Agreement, each between the Registrant and the investment adviser (the “Adviser”), provide for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities relating to advisory and administration services to which the Adviser may be subject. Copies of the Management Agreements were filed as Exhibits (d)(1) and (d)(2) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A and are incorporated herein by reference.

Paragraph 3 of the Distribution Agreement dated March 31, 2009 between the Registrant and Northern Funds Distributors, LLC (“NFD”) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Paragraph 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement. A copy of the Distribution Agreement was filed as Exhibit (e)(1) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser of each Fund of the Trust. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

Set forth below is a list of officers and directors of NTI and the Sub-Advisers of the Multi-Manager Funds, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The tables below were provided to the Registrant by the Investment Adviser and Sub-Advisers for inclusion in this Registration Statement.

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Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Browne, Robert P.	50 South Capital Advisors, LLC	CEO
Executive Vice President, Director, Chief Investment Officer and Senior Trust Officer

Carberry, Craig R.	50 South Capital Advisors, LLC	Secretary
Secretary	Northern Institutional Funds	Secretary
	FlexShares Trust	Secretary

Chappell, Darlene	50 South Capital Advisors, LLC	AML Compliance Officer
Vice President and Anti-Money Laundering Compliance Officer	Northern Institutional Funds FlexShares Trust	AML Compliance Officer AML Compliance Officer

Chidsey, Gregory A.	Northern Institutional Funds	Assistant Treasurer
Senior Vice President

Crabill, Richard N.	Northern Institutional Funds	Assistant Treasurer
Senior Vice President

Del Real, Jose J	Northern Institutional Funds	Assistant Secretary
Legal Counsel, Vice President

Dzanis, Marie E.	FlexShares Trust	Vice President
Senior Vice President

Ewing, Peter K.	FlexShares Trust	Vice President
Senior Vice President

Meacham, Owen T.	Northern Institutional Funds	Assistant Secretary
Senior Vice President

Meehan, Michael G.	Northern Institutional Funds	Assistant Treasurer
Vice President

O’Rourke, Kevin P.	Northern Institutional Funds	Vice President
Senior Vice President

Pecora, Jr., Anthony P.	Northern Institutional Funds	Interim Chief Compliance Officer
Senior Vice President and Chief Compliance Officer

Pryszcz, Michael J.	Northern Institutional Funds	Treasurer
Senior Vice President

Rein, Randal Senior Vice President	FlexShares Trust Northern Institutional Funds	Treasurer, Principal Financial Officer and Principal Accounting Officer Treasurer

Rosenberg, Edward A.	FlexShares Trust	Vice President
Senior Vice President
Thomas, Shundrawn	FlexShares Trust	President, Trustee and Principal Executive Officer
Director and Executive Vice President	Northern Trust Securities, Inc.	Director

Wennlund, Lloyd A.	Northern Institutional Funds	President
Director and Executive Vice President	The Northern Trust Company	Executive Vice President

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Altrinsic Global Advisors, LLC (“Altrinsic”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Altrinsic is 8 Sound Shore Drive, Greenwich, CT 06830. Altrinsic is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).

Name and Position with Altrinsic	Name of Other Company	Position with Other Company
John D. Hock, Director, CEO and CIO	None

Deborah Judd, Partner, COO	None

Rehan Chaudhri, Partner, Portfolio Manager	None

John DeVita, Partner, Portfolio Manager	None

Andrew Waight, Partner	None	Not Applicable

Srinivas Polaki, Partner	None	Not Applicable

Chetar Jindal, Partner	None	Not Applicable

Ken Denning, Partner	None	Not Applicable

Rich McCormick, Partner	None	Not Applicable

Sam Toy, Partner	None	Not Applicable

Dzemal Dervisevic, Partner	None	Not Applicable

Robert Lang III, Partner	None	Not Applicable

Niels Anderson, Partner	None	Not Applicable

Brian Leamy, Partner	None	Not Applicable

Bob Vegliante, Partner, General Counsel & Chief Compliance Officer	None	Not Applicable

Troy Swan, Director	National Australia Bank	General Manager Boutiques and Joint Ventures, Private Equity Investment

Greg Rogers, Director	RayLign Advisory LLC	Founder

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Axiom International Investors, LLC (“Axiom”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, CT 06830. Axiom is an investment adviser registered under the Advisers Act.

Name and Position with Axiom	Name of Other Company	Position with Other Company
Donald K. Miller, Chairman	RPM International Inc. 2628 Pearl Road P.O. Box 777 Medina, Ohio 44258	Director

Donald K. Miller, Chairman	Layne Christensen Company 1900 Shawnee Mission Parkway Mission Woods, KS 66205	Director

BlueBay Asset Management LLC (“BlueBay”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager Global Real Estate Fund. The principal business address of BlueBay is Four Stanford Plaza, 107 Elm Street, Suite 512, Stamford, CT 06902. BlueBay is an investment adviser registered under the Advisers Act.

Name and Position with BlueBay	Name of Other Company	Position with Other Company
None.

Brookfield Investment Management Inc. (“Brookfield”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Global Real Estate Fund. The principal business address of Brookfield is 250 Vesey Street, Brookfield Place, New York, NY 10281. Brookfield is an investment adviser registered under the Advisers Act.

Name and Position with Brookfield	Name of Other Company	Position with Other Company
Craig Noble Chief Executive Officer and Chief Investment Officer, Portfolio Manager, Global Infrastructure Securities	None	None

Samuel Arnold Managing Director, Portfolio Manager, Global Infrastructure Securities	None	None

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Cardinal Capital Management LLC (“Cardinal”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Cardinal is Four Greenwich Office Park, Greenwich, CT 06831. Cardinal is an investment adviser registered under the Advisers Act.

Name and Position with Cardinal	Name of Other Company	Position with Other Company
Eugene Fox Managing Partner and Portfolio Manager	None	None

Robert B. Kirkpatrick Managing Partner and Portfolio Manager	None	None

Rachel D. Matthews Partner and Portfolio Manager	None	None

DDJ Capital Management, LLC (“DDJ Capital”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of DDJ Capital is 130 Turner Street, Building 3, Suite 600, Waltham, Massachusetts 02453. DDJ Capital is an investment adviser registered under the Advisers Act.

Name and Position with DDJ Capital	Name of Other Company	Position with Other Company
David John Breazzano Manager, President and Chief Investment Officer	None

Joshua Liam McCarthy Chief Compliance Officer and General Counsel	None

John F. O’Connor Senior Vice President, Head of Business Development and Client Service	None

Anthony Michael Ranaldi Executive Vice President and Portfolio Manager	None

John J. Russell, IV Chief Financial Officer	None

C-25

Delaware Investments Fund Advisers (“Delaware Investments”), a series of Delaware Management Business Trust (“DMBT”), is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund and Multi-Manager Global Real Estate Fund. The principal business address of Delaware Investments is 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. DMBT is a registered investment adviser under the Advisers Act and a majority-owned subsidiary of Delaware Management Holdings, Inc. (“DMHI”), which is a wholly owned subsidiary of Macquarie Group Limited. The principal business address of DMBT is 2005 Market Street, Philadelphia, PA 19103-7094. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

Name and Position with Delaware Investments	Name of Other Company	Position with Other Company
Patrick P. Coyne, Chairman/President/Chief Executive Officer	DMBT Kaydon Corp.	Various executive capacities Director

J. Scott Coleman, Executive Vice President/Head of Distribution and Marketing	DMBT Optimum Fund Trust	Various executive capacities President/Chief Executive Officer

Michael J. Hogan, Executive Vice President/Head of Equity Investments	DMBT	Various executive capacities

Philip N. Russo, Executive Vice President/Chief Administrative Officer	DMHI	Various executive capacities

See Yeng Quek, Executive Vice President/Managing Director/Head of Fixed Income	DMBT	Various executive capacities

Brian L. Murray, Jr., Senior Vice President/ Chief Compliance Officer	DMBT	Various capacities

David P. O’Connor, Executive Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel	DMBT Optimum Fund Trust	Various executive capacities Executive Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer

Richard Salus, Senior Vice President/Controller/ Treasurer	DMBT Optimum Fund Trust	Various capacities Senior Vice President/Controller/Treasurer

C-26

Denver Investment Advisors LLC (“Denver Investments”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Denver Investments is 1225 17th Street, 26th Floor, Denver, CO 80202. Denver Investments is an investment adviser registered under the Advisers Act.

Name and Position with Denver Investments	Name of Other Company	Position with Other Company
John W. Zimmerman, President	Westcore Funds 1290 Broadway, Ste. 1100 Denver, CO 80203	President

Jasper Frontz, Partner and Chief Compliance Officer	Westcore Funds 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer Chief Compliance Officer

Earnest Partners LLC (“Earnest”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Earnest is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309. Earnest is an investment adviser registered under the Advisers Act.

Name and Position with Earnest	Name of Other Company	Position with other Company
Paul E. Viera, Chief Executive Officer and Manager	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Managing Member

	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Manager

John G. Whitmore, Chief Operating Officer	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Secretary

	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Chief Operating Officer

James M. Wilson, Chief Compliance Officer and Secretary	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Chief Compliance Officer and Secretary

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Geneva Capital Management Ltd. (“Geneva”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Geneva is 100 East Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202. Geneva is an investment adviser registered under the Advisers Act.

Name and Position with Geneva	Name of Other Company	Position with Other Company
Kris Amborn, COO/CCO	None

Amy S. Croen, Managing Principal	None

Michelle J. Picard, Managing Principal	None

William A. Priebe, Managing Principal	None

W. Scott Priebe, Managing Principal	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal place of business of Hotchkis & Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017. Hotchkis & Wiley is an investment adviser registered under the Advisers Act.

Name and Position with Hotchkis & Wiley	Name of Other Company	Position with Other Company
George H. Davis, Jr. Member of Executive Committee and Chief Executive Officer of H&W	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Member of Executive Committee

	Hotchkis & Wiley Funds	Chief Executive Officer Trustee of HW Funds

Sheldon Lieberman Member of Executive Committee and Portfolio Manager of H&W	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Member of Executive Committee

Nigel Hurst-Brown Member of Executive Committee of H&W	Hotchkis & Wiley Ltd 26 Cresswell Place London SW10 9RB	Chief Executive

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Name and Position with Hotchkis & Wiley	Name of Other Company	Position with Other Company
Douglas H. Martin Member of Executive Committee of H&W	Stephens, Inc. 111 Center Street Little Rock, AR 72201	Senior Managing Director

Anna Marie Lopez Chief Operating Officer of H&W	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Operating Officer

	Hotchkis & Wiley Funds	President of HW Funds

Jay Menvielle Chief Operating Officer of H&W	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Financial Officer

	Hotchkis & Wiley Funds	Treasurer of HW Funds

Tina Kodama Chief Compliance Officer of H&W	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Compliance Officer

	Hotchkis & Wiley Funds	Chief Compliance Officer of HW Funds

Huber Capital Management, LLC (“Huber”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Huber is 2321 Rosecrans Avenue, Suite 3245, El Segundo, California 90245.

Name and Position with Huber	Name of Other Company	Position with Other Company
None

Jennison Associates LLC (“Jennison”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of Jennison is 466 Lexington Avenue, New York, NY 10017. Jennison is an investment adviser registered under the Advisers Act.

Name and Position with Jennison	Name of Other Company	Position with Other Company
Mehdi A. Mahmud, Chairman, Director, Chief Executive Officer	None	None

Spiros Segalas, President, Chief Investment Officer and Director	None	None

Kathleen McCarragher, Managing Director & Director	None	None

Kenneth Moore, Executive Vice President & Chief Operating Officer	None	None

Leslie Rolison, Executive Vice President & Chief Administrative Officer	None	None

Mirry M. Hwang, Secretary, Senior Vice President, Chief Legal Officer	None	None

C-29

Name and Position with Jennison	Name of Other Company	Position with Other Company

Mary-Lynne Driscoll, Director	Prudential Investment Management, Inc.	Vice President

David Hunt, Director	Prudential Investment Management, Inc.	Director, Chairman, Chief Executive Officer

Taimur Hyat, Director	Prudential Investment Management, Inc.	Vice President

Jurgen Muhlhauser, Director	Prudential Investment Management, Inc.	Director, Vice President, Controller

Lazard Asset Management LLC (“Lazard”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. The principal business address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is an investment adviser registered under the Advisers Act.

Name and Position with Lazard	Name of Other Company	Position with Other Company
None.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Advisers Act.

Name and Position with Loomis Sayles	Name of Other Company	Position with Other Company
Robert James Blanding, Chairman of the Board and CEO	Loomis Sayles Funds I	CEO Trustee President

	Loomis Sayles Funds II	CEO Trustee

Robert James Blanding, cont’d.	Natixis Funds Trust I, II, and IV	Trustee

	Gateway Trust	Trustee

	Hansberger International Series	Trustee

	Loomis Sayles Distributors, Incorporated	Director

	Natixis Asset Management Japan Co. Ltd.	Director

	Loomis Sayles Investments Limited	Alternate Director

	Loomis Sayles Investments Asia Pte Ltd.	Director

Jaehoon Park, Executive Vice President, Chief Investment Officer, and Director	None

Daniel Joseph Fuss, Executive Vice President, Vice Chairman of the Board	Loomis Sayles Funds I	Executive Vice President

	Loomis Sayles Funds II	Executive Vice President

C-30

Name and Position with Loomis Sayles	Name of Other Company	Position with Other Company
Pierre Servant, Director	Natixis Global Asset Management	Chief Executive Officer

	Natixis	Executive Committee Member

John T. Hailer, Director

	Natixis Global Asset Management L.P.	President and CEO, US and Asia

C-31

Name and Position with Loomis Sayles	Name of Other Company	Position with Other Company
	Natixis Funds Trust I, II, , and IV	Trustee

	Natixis Cash Management Trust	Trustee

	Gateway Trust	Trustee

John T. Hailer, cont’d.	Hansberger International Series	Trustee

	Loomis Sayles Funds I and II	Trustee

Kevin P. Charleston, President, Chief Financial Officer, and Director	Loomis Sayles Trust Co, LLC	Manager and President

John F. Gallagher III, Executive Vice President and Director	Loomis Sayles Distributors, Inc.	President

	Loomis Sayles Distributors, L.P.	President

Jean S. Loewenberg, Executive Vice President, General Counsel, and Secretary	Loomis Sayles Trust Co, LLC	Manager and Secretary

	Loomis Sayles Distributors, Inc.	Director

John R. Gidman, Executive Vice President, Chief Information Officer, and Director	Loomis Sayles Solutions, LLC	President

John F. Russell, Executive Vice President and Director	None

LSV Asset Management (“LSV”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of LSV is 155 North Wacker Drive, Chicago, IL 60606. LSV is an investment adviser registered under the Advisers Act.

Name and Position with LSV	Name of Other Company	Position with Other Company
Josef Lakonishok, Partner, CEO, CIO, Portfolio Manager	None

Menno Vermeulen, CFA, Partner, Portfolio Manager	None

Kevin Phelan Partner, COO

Josh O’Donnell CCO, Chief Legal Officer

C-32

Neuberger Berman Fixed Income LLC (“NBFI”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of NBFI is 190 South LaSalle Street, Suite 2400, Chicago, IL 60603. NBFI is an investment adviser registered under the Advisers Act.

Name and Position with NBFI	Name of Other Company	Position with Other Company
None

NFJ Investment Group LLC (“NFJ”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of NFJ is 2100 Ross Avenue, Suite 700, Dallas, TX 75201. NFJ is an investment adviser registered under the Advisers Act.

Name and Position with NFJ	Name of Other Company	Position with Other Company
Benno J. Fischer, CFA Managing Director, Executive Committee, Compensation Committee	Allianz Global Investors U.S. LLC	Member – Executive Committee

Paul A. Magnuson Managing Director	None	None

Barbara Claussen Managing Director, Chief Administration Officer	Allianz Global Investors U.S. LLC	Member – Executive Committee

Erin Bengston-Olivieri Chief Financial Officer	Allianz Global Investors Fund Management LLC, Allianz Global Investors U.S. LLC, Allianz Global Investors U.S. Holdings, LLC	Chief Financial Officer

Patti Alamanza Director and Chief Compliance Officer	None	None

David Owen Chief Legal Officer	Allianz Global Investors U.S. LLC	Director and Chief Legal Officer

	Allianz Global Investors Distributors LLC	Director and Chief Legal Officer

	Allianz Global Investors Fund Management LLC	Director and Chief Legal Officer

R. Burns McKinney, CFA Managing Director	None	None

Thomas Oliver, CFA, CPA Managing Director	None	None

C-33

Northern Cross, LLC (“Northern Cross”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Northern Cross is 125 Summer Street, Boston, Massachusetts 02110. Northern Cross is an investment adviser registered under the Advisers Act.

Name and Position with Northern Cross	Name of Other Company	Position with Other Company
Howard Appelby, CFA Principal	None

Jean-Francois Ducrest Principal	None

James LaTorre, CFA Principal	None

Oaktree Capital Management, L.P. (“Oaktree”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Oaktree is 333 S. Grand Avenue, 28th Floor, Los Angeles, California 90071.

Name and Position with Oaktree	Name of Other Company	Position with Other Company
None

PanAgora Asset Management, Inc. (“PanAgora”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, MA 02210. PanAgora is an investment adviser registered under the Advisers Act.

C-34

Name and Position with PanAngora	Name of Other Company	Position with Other Company
None

Pzena Investment Management, LLC, (“Pzena”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036. Pzena is an investment adviser registered under the Advisers Act.

Name and Position with Pzena	Name of Other Company	Position with Other Company
Richard S. Pzena, Founder, Managing Principal and Co-Chief Investment Officer

Riverbridge Partners, LLC (“Riverbridge”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Riverbridge is 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment adviser registered under the Advisers Act.

Name and Position with Riverbridge	Name of Other Company	Position with Other Company
Mark A. Thompson Chief Investment Officer	Wiland Direct, Inc. 6309 Monarch Park Place, Ste. 201 Longmont, CO 80503	Member of the Board of Directors

	LoCorr Investment Trust 261 School Avenue, 4th Floor Excelsior, MN 55331	Trustee

Summit Creek Advisors, LLC (“Summit Creek”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Summit Creek is 120 South 6th Street, Suite 2200, Minneapolis, MN 55402. Summit Creek is an investment adviser registered under the Advisers Act.

Name and Position with Summit Creek	Name of Other Company	Position with Other Company
Joseph J. Docter	None	None
Co-Founder and Senior Portfolio Manager

Adam N. Benson	None	None
Co-Founder and Senior Portfolio Manager

Systematic Financial Management LP (“Systematic”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Systematic is 300 Frank W. Burr Blvd., Teaneck, NJ 07666. Systematic is an investment adviser registered under the Advisers Act.

Name and Position with Systematic	Name of Other Company	Position with Other Company
Karen E. Kohler,	None
Chief Operating Officer and Chief Compliance Officer, Managing Partner

D. Kevin McCreesh,	None
CFA, Chief Investment Officer, Managing Partner

C-35

Name and Position with Systematic	Name of Other Company	Position with Other Company
Kenneth W. Burgess,	None
CFA, Portfolio Manager, Managing Partner

Ronald M. Mushock,	None
CFA, Portfolio Manager, Managing Partner

Greg Wood,	None
Head Trader, Managing Partner

James Wallerius,	None
Senior Vice President of Marketing and Client Service, Partner

Roger Chang, Vice President and Senior Equity Trader, Partner	None

Eoin E. Middaugh,	None
CFA, Portfolio Manager, Managing Partner

Joseph M. Sharma,	None
CFA, Portfolio Manager, Partner

Aman R. Patel,	None
CFA, Assistant Portfolio Manager and Senior Equity Analyst, Partner

Aman R. Patel, CFA, Assistant Portfolio Manager, Partner	None

Brian Kostka, CFA, Assistant Portfolio Manager, Partner	None

Richard Plummer, CFA, Senior Equity Analyst, Partner	None

WestEnd Advisors, LLC (“WestEnd”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of WestEnd is 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211. WestEnd is an investment adviser registered under the Advisers Act.

During the last two fiscal years no director, officer or partner of WestEnd Advisors has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Westwood Global Investments LLC (“Westwood”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Westwood is 99 Summer Street, Suite 1130, Boston, MA 02110. Westwood is an investment adviser registered under the Advisers Act.

C-36

Name and Position with Westwood	Name of Other Company	Position with Other Company
None.

William Blair Investment Management, LLC (“William Blair”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of William Blair is 222 West Adams Street, Chicago, IL 60606. William Blair is an investment adviser registered under the Advisers Act.

Name and Position with William Blair	Name of Other Company	Position with Other Company
Jon W. Zindel, CFO, Executive Committee Member	None

Edgar D. Coolidge, III, Vice Chairman	None

John R. Ettelson, President, CEO, Executive Committee Member	None

Brent W. Gledhill, Executive Committee Member	None

Richard P. Kiphart, Executive Committee Member	Lime Energy	Director

	Ranir Corp.	Director

John C. Moore, Executive Committee Member	None

Michelle R. Seitz, Executive Committee Member	None

Jeffrey A. Urbina, Executive Committee Member	None

Richard W. Smirl, Investment Adviser COO	None

Walter R. Randall, Jr., Investment Adviser CCO	None

Kenneth L. Wagner, Broker-Dealer CCO	None

C-37

Name and Position with William Blair	Name of Other Company	Position with Other Company
Arthur J. Simon, Executive Committee Member, General Counsel	None

Thomas W. Pace, Director of Operations	None

WBC Holdings, L.P., Holding Company	None

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ITEM 32.     PRINCIPAL UNDERWRITERS

(a)	Northern Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following companies registered under the Investment Company Act of 1940, as amended, as of July 24, 2015:

Northern Funds

Northern Institutional Funds

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter, none of whom serves as an officer of the Registrant. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position(s) with Distributor
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President

Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager

Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary

Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer

Lisa S. Clifford	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Managing Director of Compliance

Paula R. Watson	Three Canal Plaza, Suite 100 Portland, ME 04101	Assistant Secretary

(c)	Not applicable.

ITEM 33.     LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant and all other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company and NTI, each located at 50 South LaSalle Street, Chicago, Illinois 60603. Records for Northern Funds Distributors, LLC, the distributor, are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

ITEM 34.     MANAGEMENT SERVICES

Not Applicable.

ITEM 35.     UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 108 to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 108 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 24th day of July, 2015.

NORTHERN FUNDS

By:	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund
President

Pursuant to the requirements of the Securities Act this Post-Effective Amendment No. 108 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Lloyd A. Wennlund Lloyd A. Wennlund	President (Principal Executive Officer)	July 24, 2015

/s/ Randal Rein Randal Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Senior Vice President	July 24, 2015

/s/ William L. Bax William L. Bax	Trustee	July 24, 2015

/s/ Edward J. Condon, Jr. Edward J. Condon, Jr.	Trustee	July 24, 2015

/s/ Mark G. Doll Mark G. Doll	Trustee	July 24, 2015

/s/ Sandra Polk Guthman Sandra Polk Guthman	Trustee	July 24, 2015

/s/ Cynthia R. Plouché Cynthia R. Plouché	Trustee	July 24, 2015

/s/ Stephen N. Potter Stephen N. Potter	Trustee	July 24, 2015

/s/ Mary Jacobs Skinner Mary Jacobs Skinner	Trustee	July 24, 2015

/s/ Casey J. Sylla Casey J. Sylla	Trustee	July 24, 2015

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EXHIBIT INDEX

Exhibit No.	Description

(a)(37)	Amendment No. 36 to the Agreement and Declaration of Trust effective December 5, 2014.

(h)(43)	Plan of Reorganization by Northern Funds on behalf of its Large Cap Growth Fund and its Large Cap Core Fund and Northern Trust Investments, Inc. (“NTI”).

(i)	Opinion and Consent of Drinker Biddle & Reath LLP.

(j)(2)	Consent of Deloitte & Touche LLP.

(q)(1)	Power of Attorney dated May 21, 2015 for Northern Funds.

C-41